Filed with the Securities and Exchange Commission on October 20, 2016

1933 Act Registration File No.   333-213105

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]

[X]  Pre-Effective Amendment No.          2
[   ]  Post-Effective Amendment No.         __

(Check appropriate box or boxes.)

INVESTMENT MANAGERS SERIES TRUST II
(Exact Name of Registrant as Specified in Charter)

235 West Galena Street
Milwaukee, WI  53212-3948
(Address of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, including Area Code:  (414) 299-2295

Constance Dye Shannon
UMB Fund Services, Inc.
235 West Galena Street
Milwaukee, WI  53212-3948
 (Name and Address of Agent for Service)

Copy to:
Michael Glazer
Morgan, Lewis & Bockius LLP
300 South Grand Avenue, 22nd Floor
Los Angeles, CA 90071-3106

The Registrant hereby amends this Registration Statement under the Securities Act of 1933 on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with the provisions of Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

Approximate Date of Proposed Public Offering: As soon as practicable after the Registration Statement becomes effective under the Securities Act of 1933, as amended.

It is proposed that this filing will become effective on ___________, 2016 pursuant to Rule 488.

Title of Securities Being Registered:
Vivaldi Orinda Multi-Strategy Fund

No filing fee is required because an indefinite number of shares have previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940.

ADVISORS SERIES TRUST
Vivaldi Orinda Macro Opportunities Fund

615 East Michigan Street
Milwaukee, Wisconsin, 53202
1-855-467-4632

October 31, 2016

Dear Valued Shareholder:

A Special Meeting of Shareholders of Vivaldi Orinda Macro Opportunities Fund (the “Target Fund”), a series of Advisors Series Trust (the “Trust”), has been scheduled for December 5, 2016 (the “Special Meeting”). The Special Meeting has been called to vote on the following matters:

•
The shareholders of the Target Fund will be asked to approve a proposal (the “Reorganization”) to reorganize the Target Fund into Vivaldi Orinda Multi-Strategy Fund (the “Acquiring Fund”), a series of Investment Managers Series Trust II (“IMST II”) (“proposal 1”). The Acquiring Fund is a newly created series of IMST II that is designed to be substantially similar from an investment perspective to the Target Fund.

•
The shareholders of the Target Fund will be asked to approve the appointment of Vivaldi Asset Management, LLC (“Vivaldi”) as the investment advisor to the Acquiring Fund (“proposal 2”). Vivaldi currently serves as a sub-advisor to the Target Fund.

•
The shareholders of the Target Fund will be asked to approve the appointment of RiverNorth Capital Management, LLC (“RiverNorth”) as a sub-advisor to the Acquiring Fund (“proposal 3”). RiverNorth does not currently serve as a sub-advisor to the Target Fund.

•
The shareholders of the Target Fund will be asked to approve the Acquiring Fund’s use of “manager of managers” exemptive relief, which it intends to seek from the Securities and Exchange Commission (the “SEC”), to allow Vivaldi and the Board of Trustees of IMST II to replace sub-advisors to the Acquiring Fund in the future without the cost and time associated with a shareholder meeting (“proposal 4”). There is no assurance the SEC will grant such relief. Therefore, even if shareholders approve the use of the “manager of managers” exemptive relief, the Acquiring Fund will only be able to utilize it if the SEC also grants such relief.

•
If there are not sufficient votes at the time of the Special Meeting to approve one or more of the proposals listed above, the shareholders of the Target Fund may be asked to approve adjourning the Special Meeting to permit further solicitation of proxies (“proposal 5”).

If the shareholders of the Target Fund do not approve both the proposed Reorganization (proposal 1) and the appointment of Vivaldi as the investment advisor to the Acquiring Fund (proposal 2), then none of the proposals will be deemed approved by the shareholders, the Reorganization will not be implemented and the Board of Trustees of the Trust will consider what further actions to take, which may include the liquidation of the Target Fund.

If the Agreement and Plan of Reorganization between the Trust and IMST II regarding the proposed Reorganization of the Target Fund is approved by shareholders of the Target Fund and the Reorganization is completed, all of the assets of the Target Fund will be transferred to the Acquiring Fund; the Acquiring Fund will assume all of the liabilities of the Target Fund; and each shareholder of the Target Fund will receive a number of full and fractional shares of each applicable class of the Acquiring Fund equal in aggregate net asset value at the time of the exchange to the aggregate net asset value of such shareholder’s shares of the corresponding class of the Target Fund. Class A shareholders of the Target Fund will receive Class A shares of the Acquiring Fund and Class I shareholders of the Target Fund will receive Class I shares of the Acquiring Fund. The Target Fund would then be dissolved.

The Acquiring Fund is a newly organized fund that will commence operation upon the closing of the Reorganization of the Target Fund. The Reorganization generally is not expected to result in the recognition of gain or loss by the Target Fund or its shareholders for federal income tax purposes. No sales charges or redemption fees will be imposed in connection with the Reorganization. If the shareholders of the Target Fund do not approve the proposed Reorganization and the appointment of Vivaldi as the investment advisor to the Acquiring Fund, then the Reorganization will not be implemented and the Board will consider additional actions with respect to the Target Fund, including the possible liquidation of the Target Fund.

If approved by shareholders of the Target Fund, Vivaldi, one of the current investment sub-advisors for the Target Fund, will serve as the investment advisor for the Acquiring Fund. Crescat Portfolio Management, LLC, which is also currently an investment sub-advisor for the Target Fund, will continue to serve as an investment sub-advisor for the Acquiring Fund. In addition, if approved by shareholders of the Target Fund, RiverNorth Capital Management, LLC, which is not currently an investment sub-advisor for the Target Fund, will be engaged by the Acquiring Fund and will serve as an investment sub-advisor for the Acquiring Fund. The investment objectives, policies and strategies of the Acquiring Fund and the Target Fund are substantially similar, as further described in the attached Proxy Statement/Prospectus. If approved by shareholders of the Target Fund, the Acquiring Fund will rely on a “manager of managers” exemptive relief from the SEC which the Acquiring Fund intends to seek, and which will permit the Acquiring Fund to select one or more unaffiliated sub-advisers solely on the basis of merit without concern for the costs and time required to solicit and obtain shareholder approval of such sub-advisers. There is no assurance the SEC will grant such relief. Therefore, even if shareholders approve the use of the “manager of managers” exemptive relief, the Acquiring Fund will only be able to utilize it if the SEC also grants such relief.

After careful consideration, for the reasons discussed in the attached Proxy Statement/Prospectus, and based on the recommendations of the Target Fund’s investment advisor, Orinda Asset Management, LLC (“OAM”) and Vivaldi, the Board of Trustees of the Trust (the “Board”) has approved the Reorganization and the solicitation of the Target Fund’s shareholders with respect to the Plan. As proposals 2-4 described above relate to the Acquiring Fund, which is a series of IMST II, the Board of the Trust did not consider those proposals and makes no recommendations to shareholders with respect to those proposals. However, the board of trustees of IMST II has approved proposals 2-4 and the solicitation of the Target Fund’s shareholders with respect to those proposals.

The attached Proxy Statement/Prospectus is designed to give you more information about the proposals. If you have any questions regarding the proposals to be voted on, please do not hesitate to call 1-855-467-4632. If you were a shareholder of record of the Target Fund as of the close of business on October 10, 2016, the Record Date for the Special Meeting, you are entitled to vote on the proposals at the Special Meeting and at any adjournment thereof. While you are, of course, welcome to join us at the Special Meeting, we expect that most shareholders will cast their votes by filling out and signing the enclosed proxy card.

Whether or not you are planning to attend the Special Meeting, we need your vote. Please submit your vote via the options listed on your proxy card. You can mark, sign and date the enclosed proxy card and promptly return it in the enclosed, postage-paid envelope so that the maximum number of shares may be voted. In the alternative, please call the toll-free number on your proxy card to vote by telephone. You should use the enclosed instructions to vote by telephone. You can also vote on the Internet at the website address listed on your proxy card. You may revoke your proxy before it is exercised at the Special Meeting, either by writing to the Secretary of the Trust at the address noted in the Proxy Statement/Prospectus or in person at the time of the Special Meeting. A prior proxy vote can also be revoked by voting the proxy at a later date through the toll-free number or the Internet address listed in the enclosed voting instructions.

Thank you for taking the time to consider these important proposals and for your continuing investment in the Fund.

Sincerely,

Douglas G. Hess
President
Advisors Series Trust

ADVISORS SERIES TRUST
Vivaldi Orinda Macro Opportunities Fund

615 East Michigan Street
Milwaukee, Wisconsin, 53202
1-855-467-4632

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD DECEMBER 5, 2016

Advisors Series Trust, a Delaware statutory trust (the “Trust”), will hold a Special Meeting of Shareholders (the “Special Meeting”) of Vivaldi Orinda Macro Opportunities Fund, a series of the Trust (the “Target Fund”), on December 5, 2016 at 10:00 a.m., Central time, at the offices of U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202. At the Special Meeting, you and the other shareholders of the Target Fund will be asked to consider and vote upon the following proposals:

1. An Agreement and Plan of Reorganization providing for (i) the transfer of all of the assets of the Target Fund to Vivaldi Orinda Multi-Strategy Fund (the “Acquiring Fund”), a newly created series of Investment Managers Series Trust II (“IMST II”), in exchange for (a) shares of each class of the Acquiring Fund corresponding to an outstanding class of shares of the Target Fund with an aggregate net asset value (“NAV”) equal to the aggregate NAV of that corresponding class of shares of the Target Fund, and (b) the Acquiring Fund’s assumption of all of the liabilities of the Target Fund, followed by (ii) the liquidating distribution by the Target Fund to its shareholders of the shares of each class of the Acquiring Fund corresponding to an outstanding class of shares of the Target Fund in proportion to their respective holdings of shares of the corresponding class of the Target Fund (“proposal 1”);

2. The appointment of Vivaldi Asset Management, LLC (“Vivaldi”) as the investment advisor to the Acquiring Fund (“proposal 2”);

3. The appointment of RiverNorth Capital Management, LLC (“RiverNorth”) as a sub-advisor to the Acquiring Fund (“proposal 3”);

4. The Acquiring Fund’s use of “manager of managers” exemptive relief, which it intends to seek from the Securities and Exchange Commission (the “SEC”), to allow Vivaldi and the Board of Trustees of the IMST II to replace sub-advisors to the Acquiring Fund in the future without the cost and time associated with a shareholder meeting (there is no assurance the SEC will grant such relief) (“proposal 4”);

5. If there are not sufficient votes at the time of the Special Meeting to approve one or more of the proposals listed above, the Target Fund shareholders may be asked to approve adjourning the Special Meeting to permit further solicitation of proxies (“proposal 5”); and

6. The transaction of such other business as may properly come before the Special Meeting or any continuations after an adjournment thereof.

If the shareholders of the Target Fund do not approve both the proposed Reorganization (proposal 1) and the appointment of Vivaldi as the investment advisor to the Acquiring Fund (proposal 2), then none of the proposals will be deemed approved by the shareholders, the Reorganization will not be implemented and the Board of Trustees of the Trust will consider what further actions to take, which may include the liquidation of the Target Fund. If shareholders of the Target Fund approve proposals 1 and 2, but do not approve the appointment of RiverNorth as a sub-advisor to the Acquiring Fund (proposal 3) and/or the Acquiring Fund’s use of “manager of managers” exemptive relief (proposal 4), the Board of Trustees of IMST II will consider what further actions to take, if any, including resubmitting proposals 3 and 4 to Acquiring Fund shareholders at a later date after the Reorganization.

Only shareholders of record of the Target Fund at the close of business on October 10, 2016, the record date for this Special Meeting, will be entitled to notice of, and to vote at, the Special Meeting or any postponements or continuations after an adjournment thereof.

As a shareholder, you are asked to attend the Special Meeting either in person or by proxy. If you are unable to attend the Special Meeting in person, we urge you to authorize proxies to cast your votes, commonly referred to as “proxy voting”. Whether or not you expect to attend the Special Meeting, please submit your vote via the options listed on your proxy card. You may vote by completing, dating and signing your Proxy Card and mailing it in the enclosed postage prepaid envelope, by calling the toll-free number on your proxy card to vote by telephone or, if available, by voting through the internet. Your prompt voting by proxy will help assure a quorum at the Special Meeting. Voting by proxy will not prevent you from voting your shares in person at the Special Meeting. You may revoke your proxy before it is exercised at the Special Meeting, either by writing to the Secretary of the Trust at the address noted in the Proxy Statement/Prospectus or in person at the time of the Special Meeting. A prior proxy can also be revoked by voting your proxy at a later date through the toll-free number or the Internet website address listed in the enclosed voting instructions or submitting a later dated Proxy Card.

YOUR VOTE IS IMPORTANT.
Please return your proxy card promptly or vote your proxy via the options listed on your proxy card.

By Order of the Board of Trustees of Advisors Series Trust

Jeanine M. Bajczyk
Secretary

ADVISORS SERIES TRUST
Vivaldi Orinda Macro Opportunities Fund

615 East Michigan Street
Milwaukee, Wisconsin, 53202
1-855-467-4632

QUESTIONS AND ANSWERS

YOUR VOTE IS VERY IMPORTANT!

Dated: October 31, 2016

Question: What is this document and why did you send it to me?

Answer: The attached document is a proxy statement to solicit votes from shareholders of Vivaldi Orinda Macro Opportunities Fund (the “Target Fund”), a series of Advisor Series Trust (the “Trust”), and a registration statement for Vivaldi Orinda Multi-Strategy Fund (the “Acquiring Fund”), a new series of Investment Managers Series Trust II (“IMST II”). This combined proxy/registration statement is referred to below as the “Proxy Statement”.

The Proxy Statement is being provided to you by the Trust in connection with the solicitation of proxies to vote at the Special Meeting of the Target Fund's shareholders (the “Special Meeting”) to approve: 1) an Agreement and Plan of Reorganization between the Trust and IMST II (the form of which is attached as Appendix A) (the “Plan”) regarding the proposed reorganization of the Target Fund into the Acquiring Fund (the “Reorganization”), 2) the appointment of Vivaldi Asset Management, LLC (“Vivaldi”) as the investment advisor to the Acquiring Fund, 3) the appointment of RiverNorth Capital Management, LLC (“RiverNorth”) as a sub-advisor to the Acquiring Fund, 4) the Acquiring Fund’s use of “manager of managers” exemptive relief, which it intends to seek from the Securities and Exchange Commission (the “SEC”), to allow Vivaldi and the Board of Trustees of IMST II to replace sub-advisors to the Acquiring Fund in the future without the cost and time associated with a shareholder meeting (there is no assurance the SEC will grant such relief), 5) adjourning the Special Meeting to permit further solicitation of proxies if there are not sufficient votes at the time of the special meeting to approve one or more of the proposals, and 6) the transaction of such other business as may properly come before the Special Meeting or any continuations after an adjournment thereof. The Proxy Statement contains the information that shareholders of the Target Fund should know before voting on these proposals.

Approval of the shareholders of the Target Fund is needed to proceed with the proposals. The Special Meeting will be held on December 5, 2016 to consider the proposals. If the shareholders of the Target Fund do not approve both the proposed Reorganization and the appointment of Vivaldi as the investment advisor to the Acquiring Fund, then none of those proposals will be deemed approved by the shareholders, the Reorganization will not be implemented and the Board of Trustees of the Trust (the “Board”) will consider what further actions to take, which may include the liquidation of the Target Fund. If shareholders of the Target Fund approve the proposed Reorganization and appointment of Vivaldi, but do not approve the appointment of RiverNorth as a sub-advisor to the Acquiring Fund and/or the Acquiring Fund’s use of “manager of managers” exemptive relief, the Board of Trustees of IMST II will consider what further actions to take, if any, including resubmitting these proposals to Acquiring Fund shareholders at a later date after the Reorganization. We are sending this document to you for your use in deciding whether to approve the proposals. This document includes a Notice of Special Meeting of Shareholders, the Proxy Statement and a proxy card.

i

Question: What is the purpose of the Reorganization?

Answer: The Reorganization will move the Target Fund from the Trust to IMST II. Vivaldi currently serves as investment advisor to another series of IMST II and believes consolidating all funds that it manages under the IMST II umbrella with the same service providers will provide greater efficiencies.

As discussed further below, Orinda Asset Management, LLC (“OAM”), the investment adviser to the Target Fund, and Vivaldi, one of the Target Fund’s current investment sub-advisors and the Acquiring Fund’s investment advisor, expect the total fees and expenses of each class of shares of the Acquiring Fund to be lower immediately after the Reorganization than those of the corresponding class of shares of the Target Fund. In particular, after the Reorganization, (i) the annual advisory fee rate paid by the Acquiring Fund will be 15 basis points lower than the current advisory fee rate paid by the Target Fund (1.60% vs. 1.75%) and (ii) other expenses relating to each class of the Acquiring Fund are expected to be lower than those of the Target Fund.

Question: How will management of the Acquiring Fund differ from the management of the Target Fund as a result of the Reorganization?

Answer: OAM has served as investment advisor of the Target Fund since the Target Fund commenced operations in April 2012. In 2012, the Trust and OAM received exemptive relief (the “2012 Order”) from the SEC permitting OAM, with the approval of the Board, including a majority of the independent trustees of the Trust, to hire and terminate unaffiliated sub-advisors and amend existing sub-advisory agreements with unaffiliated sub-advisors for the Target Fund without shareholder approval (“multi-manager relief”). As a result, the Board adopted a “multi-manager” arrangement for the Target Fund. Under this arrangement, OAM is responsible for the overall management of the Target Fund and engages one or more sub-advisors to make day-to-day investment decisions for the Target Fund. Vivaldi and Crescat Portfolio Management, LLC (“Crescat”) currently serve as investment sub-advisors to the Target Fund. OAM and the Trust requested that the 2012 Order be rescinded by the SEC because they are not presently relying on the 2012 Order and will not do so in the future. As of September 9, 2016, the 2012 Order is no longer in effect so that any future additions of sub-advisers or material amendments to existing sub-advisory agreements will need to be approved by shareholders. All series of the Trust advised by OAM and previously relying on the 2012 Order have made the appropriate disclosures in their prospectus, statements of additional information and sales literature regarding the rescission of the Order.

In 2014, OAM proposed to resign as investment advisor of the Target Fund and for Vivaldi to assume the role of investment advisor. As advisor of the Target Fund, Vivaldi intended to continue to utilize a multi-manager arrangement and, along with the Trust, applied to the SEC for multi-manager relief (the “2014 Application”), similar to the 2012 Order. In August 2014, at a special meeting of shareholders, shareholders of the Target Fund approved (i) an investment advisory agreement between the Trust, on behalf of the Target Fund, and Vivaldi and (ii) a multi-manager arrangement for the Target Fund permitting Vivaldi to enter into, and materially amend, sub-advisory agreements with unaffiliated sub-advisors for the Target Fund. OAM agreed not to resign as investment advisor and Vivaldi agreed not to accept the engagement as investment advisor unless and until the Trust and Vivaldi received the requested multi-manager relief from the SEC. After shareholder approval and pending the SEC granting the multi-manager relief, Vivaldi was appointed as an investment sub-advisor to the Target Fund, pursuant to the 2012 Order, and OAM continued to serve as investment advisor. Recently, Vivaldi and the Trust decided to withdraw the 2014 Application and OAM and Vivaldi recommended the Reorganization to the Board for the reasons discussed above and in more detail in the enclosed Proxy Statement.

If both the Reorganization and the appointment of Vivaldi as investment advisor to the Acquiring Fund are approved, shareholders of the Target Fund will become shareholders of the Acquiring Fund. OAM no longer wishes to run a multi-manager fund and therefore will not serve as investment advisor to the Acquiring Fund; rather Vivaldi will serve as the investment advisor, subject to Target Fund shareholder approval. Crescat will continue to serve as an investment sub-advisor to the Acquiring Fund. Additionally, RiverNorth will be appointed by the Board of IMST II and become an investment sub-advisor to the Acquiring Fund, subject to Target Fund shareholder approval. As a result, the overall management for the Target Fund will change to Vivaldi as investment advisor to the Acquiring Fund. The Acquiring Fund’s shareholders will have the benefit of continuity of portfolio management provided by those portfolio managers from Vivaldi and Crescat who provide day-to-day investment management to the Target Fund, along with the addition of portfolio managers from RiverNorth.

Subject to Target Fund shareholder approval, the Acquiring Fund also intends to operate under a “multi-manager” arrangement whereby Vivaldi will retain responsibility for overseeing the sub-advisors to the Acquiring Fund and, subject to receiving multi-manager relief from the SEC, may at times recommend that the Board of Trustees of IMST II (i) change, add or terminate one or more unaffiliated sub-advisors, or (ii) materially change a sub-advisory agreement with an unaffiliated sub-advisor, in each case without approval of the Acquiring Fund’s shareholders. There is no assurance the SEC will grant such relief. Therefore, even if shareholders approve the use of the “manager of manager” exemptive relief, the Acquiring Fund will only be able to utilize it if the SEC also grants such relief.

Question: How will the Reorganization work?

Answer: To reconstitute the Target Fund under IMST II, a substantially similar corresponding fund, referred to as the “Acquiring Fund,” has been created as a new series of IMST II. Subject to the approval of the shareholders of the Target Fund, pursuant to the Plan, the Target Fund will transfer all of its assets to the Acquiring Fund in return for shares of the Acquiring Fund and the Acquiring Fund’s assumption of all of the Target Fund’s liabilities. The Target Fund will then distribute the shares it receives from the Acquiring Fund to the shareholders of the Target Fund. Shareholders of the Target Fund will become shareholders of the Acquiring Fund, and immediately after the Reorganization each shareholder will hold a number of full and fractional shares of each applicable class of the Acquiring Fund equal in aggregate net asset value at the time of the exchange to the aggregate net asset value of such shareholder’s shares of the corresponding class of the Target Fund immediately prior to the Reorganization. The Target Fund will then be liquidated and terminated.

The chart below indicates which Acquiring Fund share class you will receive in the Reorganization, depending on which Target Fund share class you currently own:

Vivaldi Orinda Macro Opportunities Fund (Target Fund)	Vivaldi Orinda Multi-Strategy Fund (Acquiring Fund)
Class A Shares	Class A Shares
Class I Shares	Class I Shares

If the Plan is approved by shareholders of the Target Fund at the Special Meeting, the Reorganization presently is expected to be effective after the close of business (i.e. 4:00 p.m. Eastern time) on or about December 16, 2016. Please refer to the Proxy Statement for further information about the Reorganization.

Question: How will this affect my investment?

Answer: Following the Reorganization, you will be a shareholder of the Acquiring Fund, which has substantially similar investment objectives and investment strategies as the Target Fund. The primary differences will be (1) Vivaldi will be the investment advisor to the Acquiring Fund instead of OAM, and will continue to provide day-to-day investment decisions for a portion of the Acquiring Fund, (2) a new investment sub-advisor, RiverNorth, will provide day-to-day investment decisions for a portion of the Acquiring Fund in addition to Crescat, which currently acts as an investment sub-advisor to the Target Fund and will continue to provide day-to-day investment decisions for a portion of the Acquiring Fund, (3) RiverNorth will utilize a closed-end fund arbitrage strategy, which the Target Fund currently does not use; (4) new service providers will provide Third Party Service Arrangements (i.e., custody, administrative, transfer agent, distribution and other general support services) to the Acquiring Fund, (5) the Acquiring Fund will be a series of IMST II instead of the Trust, and (6) the Acquiring Fund will be overseen by a different board than the Target Fund.

You will receive shares of each applicable class of shares of the Acquiring Fund equal in aggregate net asset value at the time of the exchange to the aggregate net asset value of your shares of the corresponding class of the Target Fund immediately prior to the Reorganization. The Reorganization will not affect the value of your investment at the time of Reorganization and your interest in the Target Fund will not be diluted.

Question: What is the tax impact on my investment?

Answer: The Reorganization generally is not expected to result in recognition of gain or loss by the Target Fund or its shareholders for federal income tax purposes. As a condition to the closing of the Reorganization, the Acquiring Fund and the Target Fund will obtain an opinion of counsel regarding the tax consequences to shareholders. This opinion letter will be filed with the SEC after the close of the Reorganization and available on the SEC’s website at www.sec.gov.

Question: Will the investment objectives, policies and strategies of the Target Fund be similar to the investment objective, policies and strategies of the Acquiring Fund?

Answer: Yes, the investment objectives, policies and strategies of the Target Fund and the Acquiring Fund are substantially similar. However, the Acquiring Fund will have a new sub-advisor, RiverNorth, which utilizes a closed-end fund arbitrage strategy. The Target Fund currently does not use this arbitrage strategy. In addition, the Target Fund’s investment objective is fundamental, which means that it can only be changed upon shareholder approval; whereas, the Acquiring Fund’s investment objective is non-fundamental, which means that it can be changed upon approval of the Board of Trustees of IMST II without shareholder approval, upon at least 60 days’ prior notice to shareholders.

Question: How will the fees and expenses I pay as a shareholder of the Target Fund be affected?

Answer: The total fees and expenses of each class of shares of the Acquiring Fund are expected to be lower than those of each class of shares of the Target Fund. In particular, after the Reorganization, (i) the annual advisory fee rate paid by the Acquiring Fund will be 15 basis points lower than the current advisory fee paid by the Target Fund (1.60% vs. 1.75%) and (ii) other expenses relating to each class of the Acquiring Fund are expected to be lower than those of the Target Fund.

The Target Fund’s investment advisor, OAM, has contractually agreed to waive a portion or all of its management fees and pay Target Fund expenses in order to ensure that total annual fund operating expenses (excluding acquired fund fees and expenses, taxes, interest expenses, dividends on securities sold short and extraordinary expenses) do not exceed 2.55% and 2.25% of average daily net assets of the Target Fund’s Class A and Class I shares of the Fund, respectively. This agreement is in effect until June 27, 2017, and it may be terminated only by the Trust’s Board of Trustees. The Target Fund’s investment advisor is permitted to seek reimbursement from the Target Fund, subject to certain limitations, of fees waived or payments made to the Target Fund for three years from the date they were waived or paid. However, if the Reorganization is approved by shareholders and completed, any unreimbursed expenses which OAM may be able to recoup under the agreement will be extinguished.

The Acquiring Fund’s investment advisor, Vivaldi, has contractually agreed to waive its fees and/or pay for operating expenses of the Acquiring Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with SEC Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 2.25% and 1.95% of the average daily net assets of Class A and Class I shares of the Fund, respectively. This agreement is in effect until December 16, 2018, and it may be terminated before that date only by IMST II’s Board of Trustees. The Acquiring Fund’s investment advisor is permitted to seek reimbursement from the Acquiring Fund, subject to certain limitations, of fees waived or payments made to the Acquiring Fund for a period ending three full fiscal years after the date of the waiver or payment.

For more detailed information regarding the fees and expenses of the Target Fund and Acquiring Fund, please refer to the section entitled “Comparison Fees Tables and Examples” beginning on page 7 of the Combined Proxy/Prospectus accompanying this letter.

Question: Who are the Target Fund’s and Acquiring Fund’s service providers and will they change?

Answer: OAM provides investment management services to the Target Fund pursuant to an investment advisory agreement with the Trust, on behalf of the Target Fund. If the proposals are approved, Vivaldi will provide investment management services to the Acquiring Fund pursuant to a new investment advisory agreement with IMST II, on behalf of the Acquiring Fund (the “New Investment Advisory Agreement”). Similar to the current investment advisory agreement between the Trust and OAM, the New Investment Advisory Agreement describes the services Vivaldi will provide to the Acquiring Fund and the allocation of expenses between Vivaldi and the Acquiring Fund. In addition, the New Investment Advisory Agreement includes certain covenants agreed to by Vivaldi with respect to the performance of its duties and also states Vivaldi’s liability under the New Investment Advisory Agreement.

The following chart indicates the various service providers to the Target Fund and the Acquiring Fund:

	Target Fund	Acquiring Fund
Investment Advisor	Orinda Asset Management, LLC	Vivaldi Asset Management, LLC
Sub-Advisors	Vivaldi Asset Management. LLC	Crescat Portfolio Management, LLC
	Crescat Portfolio Management, LLC	RiverNorth Capital Management, LLC
Administrators	U.S. Bancorp Fund Services, LLC	Mutual Fund Administration, LLC
UMB Fund Services, Inc.
Fund Accounting	U.S. Bancorp Fund Services, LLC	UMB Fund Services, Inc.
Distributor	Quasar Distributors, LLC.	IMST Distributors, LLC
Transfer Agent	U.S. Bancorp Fund Services, LLC	UMB Fund Services, Inc.
Auditor	Tait, Weller & Baker LLP	Tait, Weller & Baker LLP
Custodian	U.S. Bank N.A.	UMB Bank, n.a.

v

Question: Who will benefit from the Proposals?

Vivaldi will receive investment advisory fees for serving as the investment advisor of the Acquiring Fund which are higher than the fees it currently receives from serving as investment sub-advisor to the Target Fund. In addition, RiverNorth will be appointed as an investment sub-advisor of the Acquiring Fund and will receive sub-advisory fees for its services.

OAM will receive payments from Vivaldi in connection with the Reorganization, which will be made by Vivaldi from its own resources and not by the Acquiring Fund or its shareholders. OAM will receive an acquisition fee from Vivaldi consisting of an initial payment upon the closing of the Reorganization and six installment payments made quarterly thereafter. Vivaldi will make additional payments to OAM based on the Acquiring Fund’s assets under management for a period of thirty-six months following the close of the Reorganization, after which Vivaldi will continue to make nominal payments to OAM which will be tiered based on the Acquiring Fund’s assets under management for so long as Vivaldi serves as the investment advisor of the Acquiring Fund. Further, from its own resources, Vivaldi will pay OAM a nominal fee for the Acquiring Fund’s use of Orinda in its name and for services provided by OAM to the Acquiring Fund following the Reorganization for an initial term of three years, with an option to renew, pursuant to an investor services agreement. Such services may include facilitating communications among Acquiring Fund service providers, shareholders and intermediaries; developing, preparing and reviewing shareholder reporting and communication materials; and assisting with shareholder dispute resolution.

In addition, employees of OAM who are independent registered representatives of Foreside Fund Services, LLC (“Foreside”), a registered broker-dealer, will receive transaction-based compensation of 0.10% of the sales price of shares of the Acquiring Fund purchased by their clients. Vivaldi will pay this compensation through Foreside from Vivaldi’s own resources.

Question: Will I be charged a sales charge or contingent deferred sales charge (“CDSC”) as a result of the Reorganization?

Answer: No sales charge, CDSC or redemption fees will be imposed on any shareholder as a result of the Reorganization.

Question: What will happen if a proposal is not approved?

Answer: The Reorganization will not be implemented unless the shareholders of the Target Fund approve both the Reorganization and the appointment of Vivaldi as the investment advisor to the Acquiring Fund. Each of these proposals is contingent upon the approval of the other. If the Reorganization is not implemented, the Board will consider what further actions to take with respect to the Target Fund, which may include liquidation of the Target Fund. If shareholders of the Target Fund approve the proposed Reorganization and appointment of Vivaldi, but do not approve the appointment of RiverNorth as a sub-advisor to the Acquiring Fund and/or the Acquiring Fund’s use of “manager of managers” exemptive relief, the Board of Trustees of IMST II will consider what further actions to take, if any, including resubmitting these proposals to Acquiring Fund shareholders at a later date after the Reorganization.

Question: What does the Board of Trustees recommend?

Answer: After careful consideration and upon recommendation of OAM and Vivaldi, the Board has approved the Reorganization and has authorized the solicitation of proxies “FOR” the Plan. As proposals 2-4 described above relate to the Acquiring Fund, which is a series of IMST II, the Board did not consider these proposals and makes no recommendation to shareholders with respect to these proposals. However, the board of trustees of IMST II has approved proposals 2-4 and the solicitation of proxies “FOR” those proposals.

Question: Who is paying for expenses related to the Special Meeting and the Reorganization?

Answer: Vivaldi will pay all costs relating to the proposals, including the costs relating to the Special Meeting and the Proxy Statement. The Target Fund will not incur any expenses in connection with the proposals.

Question: Why do I need to vote?

Answer: Your vote is needed to ensure that a quorum is present at the Special Meeting so that the proposals can be acted upon. Your immediate response on the enclosed proxy card will help prevent the need for any further solicitations for a shareholder vote, which will result in additional expenses. Your vote is very important to us regardless of the amount of shares you own.

Question: How do I cast my vote?

Answer: You may submit your vote via the options listed on your proxy card. Please follow the enclosed instructions to use the various methods of voting. We encourage you to vote by telephone or via the Internet (if available). Use of telephone or Internet voting will reduce the time and costs associated with this proxy solicitation.

Question: Who do I call if I have questions?

Answer: We will be happy to answer your questions about the proxy solicitation. Please call the proxy information line at 1-800-829-6551. Representatives are available Monday through Friday 9:30 a.m. to 10:00 p.m., Eastern time.

COMBINED PROXY STATEMENT AND PROSPECTUS

October 31, 2016

FOR THE REORGANIZATION OF

Vivaldi Orinda Macro Opportunities Fund,
a series of Advisors Series Trust
615 East Michigan Street
Milwaukee, Wisconsin, 53202
1-855-467-4632

INTO

Vivaldi Orinda Multi-Strategy Fund,
a series of Investment Managers Series Trust II
235 W Galena Street
Milwaukee, WI 53212
1-877-779-1999
_________________________________________

This Combined Proxy Statement and Prospectus (this “Proxy Statement”) is being sent to you in connection with the solicitation of proxies by the Board of Trustees of Advisors Series Trust (the “Trust”) for use at a Special Meeting of Shareholders (the “Special Meeting”) of Vivaldi Orinda Macro Opportunities Fund, a series of the Trust (the “Target Fund”), to be held at the offices of U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202 on December 5, 2016 at 10:00 a.m., Central time. At the Special Meeting, you and the other shareholders of the Target Fund will be asked to consider and vote on the following matters:

1. An Agreement and Plan of Reorganization providing for (i) the transfer of all of the assets of the Target Fund to Vivaldi Orinda Multi-Strategy Fund (the “Acquiring Fund”), a newly created series of Investment Managers Series Trust II (“IMST II”), in exchange for (a) shares of each class of the Acquiring Fund corresponding to an outstanding class of shares of the Target Fund with an aggregate net asset value (“NAV”) equal to the aggregate NAV of that corresponding class of shares of the Target Fund, and (b) the Acquiring Fund’s assumption of all of the liabilities of the Target Fund, followed by (ii) the liquidating distribution by the Target Fund to its shareholders of the shares of each class of the Acquiring Fund corresponding to an outstanding class of shares of the Target Fund in proportion to their respective holdings of shares of the corresponding class of the Target Fund;

2. The appointment of Vivaldi Asset Management, LLC (“Vivaldi”) as the investment advisor to the Acquiring Fund;

3. The appointment of RiverNorth Capital Management, LLC (“RiverNorth”) as a sub-advisor to the Acquiring Fund;

4. The Acquiring Fund’s use of “manager of managers” exemptive relief, which it intends to seek from the SEC, to allow Vivaldi and the Board of Trustees of the IMST II to replace sub-advisors to the Acquiring Fund in the future without the cost and time associated with a shareholder meeting (there is no assurance the SEC will grant such relief);

5. If there are not sufficient votes at the time of the Special Meeting to approve one or more proposals, the Target Fund shareholders may be asked to approve adjourning the Special Meeting to permit further solicitation of proxies; and

6. The transaction of such other business as may properly come before the Special Meeting or any continuations after an adjournment thereof.

If the shareholders of the Target Fund do not approve both the proposed Reorganization (proposal 1) and the appointment of Vivaldi as the investment advisor to the Acquiring Fund (proposal 2), then none of the proposals will be deemed approved by the shareholders, the Reorganization will not be implemented and the Board of Trustees of the Trust will consider what further actions to take, which may include the liquidation of the Target Fund. If shareholders of the Target Fund approve proposals 1 and 2, but do not approve the appointment of RiverNorth as a sub-advisor to the Acquiring Fund (proposal 3) and/or the Acquiring Fund’s use of “manager of managers” exemptive relief (proposal 4), the Board of Trustees of IMST II will consider what further actions to take, if any, including resubmitting proposals 3 and 4 to Acquiring Fund shareholders at a later date after the Reorganization.

After careful consideration, for the reasons discussed in this Proxy Statement/Prospectus, and based on the recommendations of the Target Fund’s investment advisor, Orinda Asset Management, LLC (“OAM”) and Vivaldi, the Board of Trustees of the Trust (the “Board”) has approved the Reorganization and the solicitation of the Target Fund’s shareholders with respect to the Plan. As proposals 2-4 described above relate to the Acquiring Fund, which is a series of IMST II, the Board of the Trust did not consider those proposals and makes no recommendations to shareholders with respect to those proposals. However, the board of trustees of IMST II has approved proposals 2-4 and the solicitation of the Target Fund’s shareholders with respect to those proposals.

Shareholders who execute proxies may revoke them at any time before they are voted, either by writing to the Trust, in person at the time of the Special Meeting, by voting the proxy at a later date through the toll-free number or through the Internet address listed in the enclosed voting instructions or by submitting a later dated proxy card.

The Target Fund is a series of the Trust, an open-end management investment company registered with the Securities and Exchange Commission (the “SEC”) and organized as a Delaware statutory Trust. The Acquiring Fund is a newly created series of IMST II, also an open-end management investment company registered with the SEC and organized as a Delaware statutory trust.

The following Target Fund documents have been filed with the SEC and are incorporated by reference into this Proxy Statement (which means these documents are considered legally to be part of this Proxy Statement):

•	Prospectus and Statement of Additional Information of the Target Fund dated June 28, 2016, as supplemented;

•	Annual Report to Shareholders of the Target Fund dated February 29, 2016; and

•	Semi-Annual Report to Shareholders of the Target Fund dated August 31, 2015.

The Target Fund’s Prospectus dated June 28, 2016 and Annual Report to Shareholders for the fiscal year ended February 29, 2016, containing audited financial statements, have been previously mailed to shareholders. Copies of these documents are available upon request and without charge by writing to the Trust or by calling 1-855-467-4632.

As the Acquiring Fund has not yet commenced operations as of the date of this Proxy Statement, no annual or semi-annual report is available for the Acquiring Fund at this time. This Proxy Statement sets forth the basic information you should know before voting on the proposal. You should read it and keep it for future reference. Additional information is set forth in the Statement of Additional Information dated October 31, 2016 relating to this Proxy Statement, which is also incorporated by reference into this Proxy Statement. The Statement of Additional Information is available upon request and without charge by calling 1-855-467-4632.

The Trust expects that this Proxy Statement will be mailed to shareholders on or about October 31, 2016.

Important Notice Regarding Availability of Proxy Materials for the Meeting to be Held on December 5, 2016. This Proxy Statement is available on the Internet at https://www.proxyonline.com/docs/Vivaldi2016.pdf. If you need any assistance, or have any questions regarding the proposal or how to vote your shares, please call the Target Fund’s proxy information line at 1-800-829-6551. Representatives are available Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern time.

Date: October 31, 2016

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES NOR HAS IT PASSED ON THE ACCURACY OR ADEQUACY OF THIS COMBINED PROXY STATEMENT AND PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The shares offered by this Combined Proxy Statement and Prospectus are not deposits or obligations of any bank, and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Acquiring Fund involves investment risk, including the possible loss of principal.

TABLE OF CONTENTS

I.	Proposal I - To Approve the Agreement and Plan of Reorganization	6
A.	Overview	6
B.	Comparison Fee Tables and Examples	8
C.	Comparison of Investment Objectives, Strategies, and Risks	9
D.	Comparison of Investment Restrictions	21
E.	Comparison of Distribution and Purchase and Redemption Procedures	22
F.	Key Information about the Proposals	29
	1. Summary of the Proposed Reorganization	29
	2. Description of the Acquiring Fund’s Shares	30
	3. Section 15(f) of the 1940 Act	30
	4. Board Considerations	30
	5. Federal Income Tax Consequences	33
	6. Comparison of Forms of Organization and Shareholder Rights	34
	7. Capitalization	35
G.	Additional Information about the Fund	36
	1. Past Performance of the Target Fund	36
	2. Service Providers	37
II.	Proposal II - To Approve the Appointment of Vivaldi Asset Management, LLC as Advisor of Acquiring Fund	41
A.	Overview	41
B.	Terms of the Proposed Advisory Agreement	42
C.	Consideration of Proposed Advisory Agreement	42
D.	Information Regarding Vivaldi Asset Management, LLC	21
III.	Proposal III - To Approve the Appointment of RiverNorth Capital Management,LLC as Sub-Advisor of Acquiring Fund	45
A.	Background	45
B.	Terms of the Proposed Sub-Advisory Agreement	46
C.	Consideration of Proposed Sub-Advisory Agreement	46
D.	Information Regarding RiverNorth Capital Management, LLC	47
IV.	Proposal IV - To Approve the Acquiring Fund’s Use of a “Manager of Managers” Arrangement	48
A.	Background	48
B.	Benefits to the Acquiring Fund	49
C.	Effect on Fees and Quality of Advisory Services	49
D.	Conditions for Establishing Manager of Manager Arrangements	49
V.	Voting Information	40
A.	General Information	51
B.	Method and Cost of Solicitation	52
C.	Right to Revoke Proxy	53
D.	Voting Securities and Principal Holders	53
E.	Interest of Certain Persons in the Transaction	54

VI.	Miscellaneous Information	55
A.	Other Business	55
B.	Next Meeting of Shareholders	55
C.	Legal Matters	55
D.	Auditors	55
E.	Information Filed with the SEC	55

	APPENDIX A – Form of Agreement and Plan of Reorganization	A-1
	APPENDIX B – More Information about the Acquiring Fund	B-1
	APPENDIX C – Form of Investment Advisory Agreement	C-1
	APPENDIX D – Form of Investment Sub-Advisory Agreement	D-1
	APPENDIX E – Conditions of Manager of Managers Order	E-1

I.	Proposal I - To Approve the Agreement and Plan of Reorganization

A.	Overview

Based on the recommendation of Orinda Asset Management, LLC (“OAM”), the investment advisor for the Target Fund, and Vivaldi Asset Management, LLC (“Vivaldi”), one of the current investment sub-advisors for the Target Fund, the Board of Trustees of Advisors Series Trust (the “Board”) has called the Special Meeting to ask shareholders to consider and vote on the proposed reorganization of the Target Fund into the Acquiring Fund (the “Reorganization”). The Board (including a majority of the independent trustees, meaning those trustees who are not “interested persons” of the Trust as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”)) believes that the Reorganization is in the best interests of the Target Fund and its shareholders. The Board considered and approved the Reorganization at a meeting held on August 4, 2016, subject to the approval of the Target Fund’s shareholders.

OAM has served as the investment advisor of the Target Fund since the Target Fund commenced operations in April 2012. In 2012, the Trust and OAM received exemptive relief from the SEC (the “2012 Order”) permitting OAM, with the approval of the Board, including a majority of the Independent Trustees of the Trust, to hire and terminate unaffiliated sub-advisors and amend existing sub-advisory agreements with unaffiliated sub-advisors for the Target Fund without shareholder approval (“multi-manager relief”). As a result, the Board adopted a “multi-manager” arrangement for the Target Fund. Under this arrangement, OAM is responsible for the overall management of the Target Fund and engages one or more sub-advisors to make day-to-day investment decisions for the Target Fund. Vivaldi and Crescat Portfolio Management, LLC (“Crescat”) currently serve as sub-advisors to the Target Fund. OAM and the Trust have requested that the 2012 Order be rescinded by the SEC because they are not presently relying on the 2012 Order and will not do so in the future. As of September 9, 2016, the 2012 Order is no longer in effect so that any future additions of sub-advisers or material amendments to existing sub-advisory agreements will need to be approved by shareholders. All series of the Trust advised by OAM and previously relying on the 2012 Order have made the appropriate disclosures in their prospectus, statements of additional information and sales literature regarding the rescission of the Order.

In 2014, OAM proposed to resign as investment advisor of the Target Fund and that Vivaldi assume the role of investment advisor. As advisor of the Target Fund, Vivaldi intended to continue to utilize a multi-manager arrangement and, along with the Trust, applied to the SEC for multi-manager relief (the “2014 Application”), similar to the 2012 Order. In August 2014, at a special meeting of shareholders, shareholders of the Target Fund approved (i) an investment advisory agreement between the Trust, on behalf of the Target Fund, and Vivaldi and (ii) a multi-managers arrangement for the Target Fund permitting Vivaldi to enter into, and materially amend, sub-advisory agreements with unaffiliated sub-advisors for the Target Fund. OAM agreed not to resign as investment advisor and Vivaldi agreed not to accept the engagement as investment advisor unless and until the Trust and Vivaldi received the requested multi-manager relief from the SEC. After shareholder approval of both proposals and pending the SEC granting the multi-manager relief, Vivaldi was appointed as an investment sub-advisor to the Target Fund, pursuant to the 2012 Order, and OAM continued to serve as investment advisor. Recently, Vivaldi and the Trust decided to withdraw the 2014 Application and OAM and Vivaldi recommended the Reorganization to the Board for the reasons discussed below.

If the Plan is approved, shareholders of the Target Fund will become shareholders of the Acquiring Fund. OAM no longer wishes to run a multi-manager fund and therefore will not serve as investment advisor to the Acquiring Fund; rather Vivaldi will serve as the investment advisor, subject to Target Fund shareholder approval. Crescat will continue to serve as an investment sub-advisor to the Acquiring Fund. Additionally, RiverNorth Capital Management, LLC (“RiverNorth”), will become an investment sub-advisor to the Acquiring Fund, subject to Target Fund shareholder approval. As a result, the overall management for the Target Fund will change to Vivaldi as investment advisor to the Acquiring Fund and the Acquiring Fund’s shareholders will have the benefit of continuity of portfolio management provided by those portfolio managers from Vivaldi and Crescat who provide day-to-day investment management to the Target Fund, along with the addition of portfolio managers from RiverNorth. The investment objectives, policies and strategies of the Target Fund and the Acquiring Fund are substantially similar. Each of Vivaldi, Crescat and RiverNorth will manage a portion of the Acquiring Fund’s portfolio, as determined by Vivaldi.

Subject to Target Fund shareholder approval, the Acquiring Fund also intends to operate under a “multi-manager” arrangement whereby Vivaldi will retain responsibility for overseeing the sub-advisors to the Acquiring Fund and, subject to receiving multi-manager relief from the SEC, may at times recommend that the Board of Trustees of IMST II (i) change, add or terminate one or more unaffiliated sub-advisors, or (ii) materially change a sub-advisory agreement with an unaffiliated sub-advisor, in each case without approval of the Acquiring Fund’s shareholders. There is no assurance the SEC will grant such relief.

The Target Fund currently operates as a separate series of the Trust. In order to reconstitute the Target Fund under IMST II, a substantially similar fund, referred to as the “Acquiring Fund,” has been created as a new series of IMST II. If shareholders approve the Reorganization, all of the assets of the Target Fund will be acquired by the Acquiring Fund and your shares of the Target Fund will be converted into shares of the Acquiring Fund.

The Trust is a multiple series trust that offers various portfolios managed by separate advisors and/or sub-advisors. As of August 31, 2016, the Trust’s portfolios represented approximately $4.6 billion in assets. IMST II is also a multiple series trust that offers a number of portfolios managed by separate investment advisors and/or sub-advisors. As of August 31, 2016, IMST II consisted of 9 portfolios representing approximately $697 million in assets. IMST II is not affiliated with the Trust. IMST II and the Trust have different governing boards. Custody, administration, accounting, transfer agency and distribution services (“Third Party Service Arrangements”) are provided to the Trust by U.S. Bancorp Fund Services, LLC (administration, fund accounting, transfer agency and dividend distribution), U.S. Bank N.A. (custody) and Quasar Distributors, LLC (distribution). Third Party Service Arrangements are provided to IMST II by Mutual Fund Administration, LLC (“MFAC”) (co-administration), UMB Fund Services, Inc. (“UMBFS”) (co-administration, fund accounting and transfer agency), UMB Bank, n.a. (custody), and IMST Distributors, LLC (distribution).

The Trust and IMST II believe that the Reorganization will constitute a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). The closing of the Reorganization is conditioned upon the receipt by the Trust and IMST II of an opinion to such effect from tax counsel to IMST II. If the Reorganization so qualifies, shareholders generally will not recognize any gain or loss for federal income tax purposes on the exchange of Target Fund shares for Acquiring Fund shares in the Reorganization.

Furthermore, the Target Fund will not pay for the costs of the Reorganization and the Special Meeting. Vivaldi will bear the costs associated with the Reorganization, Special Meeting, and solicitation of proxies, including the expenses associated with preparing and filing the registration statement that includes this Proxy Statement and the cost of copying, printing and mailing proxy materials. In addition to solicitations by mail, Vivaldi also may solicit proxies, without special compensation, by telephone, facsimile or otherwise.

The Board, including a majority of the Independent Trustees, believes that the terms of the Reorganization are fair and reasonable and that the interests of existing shareholders of the Target Fund will not be diluted as a result of the proposed Reorganization. In approving the Reorganization, the Board considered, among other things, that: (1) the Reorganization was recommended by OAM and Vivaldi; (2) the investment objectives, policies and strategies of the Acquiring Fund are substantially similar to those of the Target Fund; (3) Vivaldi and Crescat, and their respective portfolio managers, will continue to provide day-to-day investment management for a portion of the Acquiring Fund’s portfolio; (4) the total fees and expenses of each class of shares of the Acquiring Fund are expected to be lower than those of each class of shares of the Target Fund; (6) Vivaldi has agreed to an annual advisory fee rate which is 15 basis points lower than the advisory fee rate currently paid by the Target Fund (decreasing from 1.75% of average daily net assets for the Target Fund to 1.60% for the Acquiring Fund); (7) Vivaldi has agreed to limit the fees and expenses payable by shareholders of each class of the Acquiring Fund to amounts lower than the Target Fund’s current expense limitations for a period of at least two years from the date of the Reorganization; (8) the Target Fund will not bear the cost of the Reorganization; (9) OAM and Vivaldi could potentially have conflicts of interest in recommending the Reorganization; and (10) the Reorganization is expected to constitute a reorganization within the meaning of Section 368(a) of the Code and therefore to be a tax-free reorganization.

Based on the recommendations of OAM and Vivaldi, the Board approved the solicitation of the shareholders of the Target Fund to vote “FOR” the approval of the Agreement and Plan of Reorganization (the “Plan”), the form of which is attached to this Proxy Statement in Appendix A. The Board recommends that shareholders approve the Plan.

B.	Comparison Fee Tables and Examples

The following table shows the fees for the Target Fund based on the Target Fund’s fiscal year ended February 29, 2016. As the Acquiring Fund has not yet commenced operations as of the date of this Proxy Statement, the Other Expenses shown for the Acquiring Fund are estimates.

Fees and Expenses
	Target Fund	Acquiring Fund (Pro forma)	Target Fund	Acquiring Fund (Pro forma)
Share Class	Class A	Class A	Class I	Class I
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.00%	5.00%	None	None
Maximum Deferred Sales Charge (Load)	None	None	None	None
Redemption Fee	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.75%	1.60%	1.75%	1.60%
Distribution (Rule 12b-1) Fees	0.25%	0.25%	None	None
Other Expenses	2.37%	1.65%[1]	2.40%	1.60%[1]
Shareholder servicing fee	0.15%	0.15%	0.10%	0.10%
Dividend and interest expenses on short sales	1.22%	1.25%	1.27%	1.25%
All other expenses	1.00%	0.25%	1.03%	0.25%
Acquired Fund Fees and Expenses	0.29%	0.29%	0.29%	0.29%
Total Annual Fund Operating Expenses	4.66%	3.79%	4.44%	3.49%
Fees Waived and/or Expenses Reimbursed[2]	(0.60%)	0.00%	(0.63%)	0.00%
Total Annual Fund Operating Expenses After Waiving Fees and/or Reimbursing Expenses	4.06%	3.79%	3.81%	3.49%

[1]	“Other expenses” for the Acquiring Fund have been estimated for the Acquiring Fund’s current fiscal year. Actual expenses may differ from estimates.
[2]
OAM, the Target Fund’s advisor, has contractually agreed to waive a portion or all of its management fees and pay Target Fund expenses in order to ensure that the Target Fund’s total annual fund operating expenses (excluding acquired fund fees and expenses, taxes, interest expense, dividends on securities sold short and extraordinary expenses) do not exceed 2.55% and 2.25% of average daily net assets of the Target Fund’s Class A and Class I shares, respectively (the “Expense Caps”). The Expense Caps will remain in effect through at least June 27, 2017, and may be terminated only by the Trust’s Board of Trustees. The Adviser may request recoupment of previously waived fees and paid expenses from the Fund for three years from the date they were waived or paid, subject to the Expense Caps. Vivaldi, the Acquiring Fund’s advisor, has contractually agreed to waive its fees and/or pay for operating expenses of the Acquiring Fund to ensure that the Acquiring Fund’s total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with SEC Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 2.25% and 1.95% of the average daily net assets of Class A and Class I shares of the Fund, respectively. This agreement is in effect until December 16, 2018, and it may be terminated before that date only by the IMST II’s Board of Trustees. The expense limitation agreement of the Acquiring Fund also may be terminated prior to the end of the initial two year period if the Investment Advisory Agreement between IMST II and Vivaldi is terminated (i) by IMST II upon 60 days’ notice to Vivaldi provided such termination was directed or approved by a vote of the majority of the Trustees of IMST II or by the vote of the holders of a majority of the voting securities of the Acquiring fund at the time outstanding or entitled to vote; (ii) by Vivaldi upon 60 days’ notice to IMST II; or (iii) by an assignment of the Investment Advisory Agreement. Vivaldi is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period ending three full fiscal years after the date of the waiver or payment.

Example

The Example below is intended to help you compare the cost of investing in the Target Fund with the cost of investing in the Acquiring Fund on a pro forma basis. No sales charge will be imposed to any shareholders as a result of the Reorganization. However, shareholders may be subject to a front-end sales charge on future additional purchases of Class A shares of the Acquiring Fund. The Example assumes that you invest $10,000 in each Fund (paying the maximum sales charge) and then redeem all of your shares at the end of each period. The Example also assumes that your investment has a 5% annual return, that the Fund’s Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Waiving Fees and/or Reimbursing Expenses remain as stated in the previous table, if applicable, and that distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions, your costs would be as follows, if you redeem your shares:

	One Year	Three Years	Five Years	Ten Years
Target Fund (Class A Shares)	$943	$1,835	$2,732	$5,003
Acquiring Fund (Class A Shares) (Pro forma)	$862	$1,600	$2,356	$4,326
Target Fund (Class I Shares)	$445	$1,343	$2,251	$4,560
Acquiring Fund (Class I Shares) (Pro forma)	$352	$1,071	$1,812	$3,765

C.	Comparison of Investment Objectives, Strategies, and Risks

The Target Fund and Acquiring Fund have substantially similar investment objectives, strategies and policies. However, the Acquiring Fund will have a new sub-advisor, RiverNorth, which utilizes a closed-end fund arbitrage strategy. The Target Fund currently does not use this arbitrage strategy. In addition, the Target Fund’s investment objective is fundamental, which means that it can only be changed upon shareholder approval; whereas, the Acquiring Fund’s investment objective is non-fundamental, which means that it can be changed upon approval of the Board of Trustees of IMST II without shareholder approval, upon at least 60 days’ prior notice to shareholders. Each Fund’s investment objective is set forth below:

Comparison of Investment Objectives

Target Fund	Acquiring Fund
The Vivaldi Orinda Macro Opportunities Fund seeks to achieve long-term capital appreciation by pursuing positive absolute returns across market cycles. In pursuing its objective, the Fund seeks to generate attractive long-term returns with low sensitivity to traditional equity and fixed-income indices.

The Vivaldi Orinda Multi-Strategy Fund seeks to achieve long-term capital appreciation by pursuing positive absolute returns across market cycles. In pursuing its objective, the Fund seeks to generate attractive long-term returns with low sensitivity to traditional equity and fixed-income indices.

There is no current intention to change the Target Fund’s or the Acquiring Fund’s investment objective.

Comparison of Investment Strategies

Each Fund seeks to achieve its investment objective by using the following strategies:

Target Fund	Acquiring Fund
The Advisor seeks to achieve the Fund’s investment objective by delegating the management of a portion of Fund assets to a group of experienced investment managers that utilize a variety of investment strategies and styles (the “Sub-Advisors”) and may manage a portion of the Fund’s assets directly. The Advisor maintains primary responsibility for allocating Fund assets to the Sub-Advisors and from time to time will select and determine the percentage of Fund assets to allocate to each Sub-Advisor. While the Advisor delegates a portion of the day-to-day management of the Fund’s assets to a combination of Sub- Advisors, the Advisor retains overall supervisory responsibility for the general management and investment of the Fund’s securities portfolio. The Advisor may exercise its discretion to manage a portion of Fund assets directly in order to hedge or to modify the Fund’s exposure to a particular investment or market-related risk created by a Sub-Advisor, to invest the Fund’s assets pending allocation to a Sub-Advisor, or to establish positions in securities and strategies it deems appropriate for meeting the Fund’s investment objective. The Advisor may, from time to time, reallocate the Fund’s assets among itself and the Sub-Advisors.

The Advisor seeks to achieve the Fund’s investment objective by delegating the management of a portion of Fund assets to a group of experienced investment managers that utilize a variety of investment strategies and styles (the “Sub-Advisors”). The Advisor will also manage a portion of the Fund’s assets directly.

Each Sub-Advisor has complete discretion to invest its portion of the Fund’s assets as it deems appropriate, based on its particular philosophy, style, strategies and views. While each Sub-Advisor is subject to the oversight of the Advisor, the Advisor does not attempt to coordinate or manage the day-to-day investments of the Sub-Advisors.

The Advisor maintains overall supervisory responsibility for the general management and investment of the Fund’s securities portfolio and is responsible for selecting and determining the percentage of Fund assets to allocate to itself and each Sub-Advisor. Each Sub-Advisor has complete discretion to invest its portion of the Fund’s assets as it deems appropriate, based on its particular philosophy, style, strategies and views. While each Sub-Advisor is subject to the oversight of the Advisor, the Advisor does not attempt to manage the day-to-day investments of the Sub-Advisors.

Target Fund	Acquiring Fund
The Sub-Advisors implement both fundamentally and technically driven strategies. These strategies may include, without limitation, global macro, opportunistic equity and fixed income, and systematic strategies that invest in different asset classes, securities, and derivative instruments, as discussed below. These strategies seek to target attractive absolute returns. These strategies may exhibit different degrees of volatility, as well as variability of beta to equity, currency, and interest rate markets. The Fund’s Sub- Advisors seek to have diversifying characteristics including lower correlation to market risk factors than traditional equity and fixed income strategies.

In seeking the Fund’s investment objectives, the Advisors implement both fundamentally and technically driven strategies. These strategies may include, without limitation, global macro, relative value, and arbitrage strategies that invest in different asset classes, securities, and derivative instruments, as discussed below. These strategies seek to target positive absolute returns and may exhibit different degrees of volatility, as well as exposure to equity, currency, and interest rate markets. Certain strategies used by the Advisors may include exposure to different market risk factors including, but not limited to, value, growth, dividend yield, market cap and volatility.

Global Macro: Sub-Advisors have a broad investment mandate to invest in liquid asset classes globally, including futures and other derivative contracts.
Global Macro: Crescat Portfolio Management, LLC (“Crescat”), one of the Fund’s current sub-advisors, has a broad investment mandate to invest in liquid asset classes globally, including publicly traded equity securities, fixed income securities, exchange-traded funds (“ETFs”), futures and other derivative contracts, with a goal of generating positive absolute returns over a full market cycle. In selecting investments using the Global Macro strategy, Crescat analyzes a variety of macroeconomic factors, including fiscal and monetary policy, historical price data, country specific fundamental economic data, as well as social and demographic trends, and political events.

Opportunistic: Sub-Advisors can invest globally, long or short, in stocks of companies of any size or market capitalization, government and corporate bonds and other fixed income securities. They may also invest in derivatives either to manage risk or to enhance return.

Relative Value: Vivaldi may invest globally, long or short, in stocks of companies of any size or market capitalization, as well as government and corporate bonds and other fixed income securities, with a goal of generating positive risk adjusted returns. Vivaldi may also invest in derivatives to seek either to manage risk or to enhance return. In selecting investments using the Relative Value strategy, Vivaldi seeks to identify securities that are mispriced or undervalued. Vivaldi employs a bottom-up analysis for individual security selection, and/or a top-down approach to capital allocation amongst various asset classes, while employing risk management strategies designed to mitigate downside risk.

Systematic: Sub-Advisors focus on liquid asset classes globally, including futures and other derivatives with a goal of generating positive total returns over a full market cycle.
Arbitrage: Vivaldi and RiverNorth Capital Management, LLC (“RiverNorth”), which will be one of the Fund’s sub-advisers, may seek to take advantage of inefficient pricing in the markets by engaging in certain arbitrage strategies. In particular, Vivaldi utilizes a merger arbitrage strategy, which typically involves purchasing the stock of a target company while shorting the stock of the acquiring company after the announcement of a merger or acquisition. In selecting investments using the Arbitrage strategy, Vivaldi analyzes the attractiveness of the merger or acquisition, the length of time until the proposed transaction closes and the potential downside risk to the portfolio in the event the merger or acquisition does not occur. RiverNorth utilizes a closed-end fund arbitrage strategy, which involves identifying closed-end funds that are trading at a premium or discount to their underlying net-asset values, and taking long and/or short positions accordingly.

The Fund invests in a wide range of U.S. and non-U.S. publicly traded and privately issued or negotiated securities (securities for which the price is negotiated between private parties) including, but not limited to, equity securities, fixed-income securities, currencies and derivatives. The Fund’s allocation to these various security types and various asset classes will vary over time in response to changing market opportunities.

The Fund invests, both long and short, in a wide range of U.S. and non-U.S. publicly traded securities including, but not limited to, equity securities, fixed-income securities, currencies and derivatives. The Fund’s allocation to these various security types and various asset classes will vary over time in response to changing market opportunities.

Target Fund	Acquiring Fund
The Fund may:	The Fund may:
• Invest without limit in equity securities of issuers of any market capitalization;	• Same as Target Fund;
•    Invest in depositary receipts, including American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”), which are not deemed to be investments in foreign securities for purposes of the Fund’s investment strategy;
• Invest in depositary receipts, including American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”);
• Invest up to 10% of its net assets in initial public offerings (“IPOs”);	• Same as Target Fund;
• Invest without limit in foreign securities, including up to 50% of its net assets in securities of issuers located in emerging markets;
•    Invest without limit in foreign securities, including up to 50% of its net assets in securities of issuers located in emerging markets. The Fund’s Advisor defines issuers located in emerging markets as those companies that have a majority of their assets in, or derive a majority of their revenues from, emerging market countries;

• Invest up to 80% of its net assets in fixed income securities. Such fixed income investments may include high-yield or “junk” bonds and may be of any maturity;
• Invest up to 80% of its net assets in fixed income securities of any maturity, including corporate bonds, debt issued by the U.S. Government and its agencies and exchange traded notes. Such fixed income investments may include high-yield or “junk” bonds;

•    Invest up to 85% of its net assets in derivatives including options, futures (including commodities futures), forward currency contracts and swaps, including credit-default swaps. These derivative instruments may be used for investment purposes or to modify or hedge the Fund’s exposure to a particular investment market related risk, as well as to manage the volatility of the Fund;
• Same as Target Fund;
• Invest up to 60% of its net assets in currencies and forward currency contracts;	• Same as Target Fund;
• Utilize leverage (by borrowing against a line of credit for investment purposes) of up to 10% of the Fund’s total assets as part of the portfolio management process;	• Same as Target Fund;

Target Fund	Acquiring Fund
• Invest a significant portion of its assets in the securities of companies in the same sector of the market; and	• Same as Target Fund;
•    Sell securities short with respect to 100% of its net assets. A short sale is the sale by the Fund of a security which it does not own in anticipation of purchasing the same security in the future at a lower price to close the short position.
• Same as Target Fund;
For either investment or hedging purposes, certain Sub-Advisors may invest substantially in a broad range of the derivatives instruments described above, particularly futures contracts. The Sub-Advisors may be highly dependent on the use of futures and other derivative instruments, and to the extent that they become unavailable, this may limit a Sub-Advisor from fully implementing its investment strategy.

For either investment or hedging purposes, or to manage the volatility of the Fund, the Advisors may invest substantially in a broad range of the derivatives instruments described above, particularly futures contracts. The Advisors may be highly dependent on the use of futures and other derivative instruments, and to the extent that they become unavailable, this may limit an Advisor from fully implementing its investment strategy.

It is expected that the Fund will have a portfolio turnover in excess of 100% on an annual basis.	Same as Target Fund.
The Advisor and Sub-Advisors invest in the securities described above based upon their belief that the securities have a strong appreciation potential (long investing, or actually owning a security) or potential to decline in value (short investing, or borrowing a security from a broker and selling it, with the understanding that it must later be bought back and returned to the broker). The Fund sells (or closes a position in) a security when the Advisor or a Sub-Advisor determines that a particular security has achieved its investment expectations or the reasons for maintaining that position are no longer valid, including: (1) if the Sub-Advisor’s view of the business fundamentals or management of the underlying company changes; (2) if a more attractive investment opportunity is found; (3) if general market conditions trigger a change in the Sub-Advisor’s assessment criteria; or (4) for other portfolio management reasons.
Same as Target Fund.
The Advisor may also invest up to 100% of the Fund’s total assets in cash, money-market instruments, bank obligations and other high-quality debt securities for temporary defensive purposes.
Temporary Defensive Strategy. When adverse market, economic, political or other conditions dictate a more defensive investment strategy, the Fund may, on a temporary basis, hold cash or invest a portion or all of its assets in money market instruments including obligations of the U.S. government, its agencies or instrumentalities, obligations of foreign sovereignties, or other high-quality debt securities, including prime commercial paper, repurchase agreements and bank obligations, such as bankers’ acceptances and certificates of deposit. Under normal market conditions, the potential for capital appreciation on these securities will tend to be lower than the potential for capital appreciation on other securities that may be owned by the Fund. In taking such a defensive position, the Fund would temporarily not be pursuing its principal investment strategies and may not achieve its investment objective.

Comparison of Investment Risks

The principal risks to which the Target Fund and Acquiring Fund are subject, as set forth in each Fund’s prospectus, are set forth in the following table. The Acquiring Fund is adding principal risks for investments in closed-end funds, large-cap companies, futures and merger arbitrage transactions.

Target Fund	Acquiring Fund
Market risk. The value of the Fund’s shares will fluctuate as a result of the movement of the overall stock market or of the value of the individual securities held by the Fund, and you could lose money.

Market risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

Management risk. The skill of the Advisor and Sub-Advisors will play a significant role in the Fund’s ability to achieve its investment objective. The Fund’s ability to achieve its investment objective depends on the investment skill and ability of the Advisor and Sub-Advisors and on their ability to correctly identify economic trends. Additionally, there can be no assurance that the Advisor will be able to allocate the Fund’s assets among the Sub-Advisors in a manner that is beneficial to the Fund.

Management and strategy risk. The value of your investment depends on the judgment of the Fund’s Advisors about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, which may prove to be incorrect. Investment strategies employed by the Fund’s Advisors may not result in an increase in the value of your investment or in overall performance equal to other investments.

No corresponding risk factor.
Equity risk. The value of the equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests.

Multi-style management risk. As portions of the Fund’s assets are managed by different Sub-Advisors using different styles, the Fund could experience overlapping security transactions. Certain Sub-Advisors may be purchasing securities at the same time other Sub-Advisors may be selling those same securities which may lead to higher transaction expenses compared to the Fund using a single investment management style.

Multi-style management risk. Because portions of the Fund’s assets are managed by different advisors using different styles, the Fund could enter into overlapping securities transactions. For example, one advisor may be purchasing securities at the same time another advisor may be selling those same securities, which may lead to higher transaction expenses than a fund managed by one advisor.

Depositary receipt risk. Depositary receipts may be purchased through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the depositary security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts of the deposited securities. In addition, investments in ADRs, EDRs, and GDRs, may be less liquid than the underlying shares in their primary trading market.

Foreign investment risk. The prices of foreign securities may be more volatile than the prices of securities of U.S. issuers because of economic and social conditions abroad, political developments, and changes in the regulatory environments of foreign countries. In addition, changes in exchange rates and interest rates may adversely affect the values of the Fund’s foreign investments. Foreign companies are generally subject to different legal and accounting standards than U.S. companies, and foreign financial intermediaries may be subject to less supervision and regulation than U.S. financial firms. Foreign securities include American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). Unsponsored ADRs and GDRs are organized independently and without the cooperation of the foreign issuer of the underlying securities, and involve additional risks because U.S. reporting requirements do not apply and the issuing bank will recover shareholder distribution costs from changes in share prices and payment of dividends.

Target Fund	Acquiring Fund
Foreign and emerging market securities risk. Foreign investments may carry risks associated with investing outside the United States, such as currency fluctuation, economic or financial instability, lack of timely or reliable financial information or unfavorable political or legal developments. Those risks are increased for investments in emerging markets.

Emerging market risk. Many of the risks with respect to foreign investments are more pronounced for investments in issuers in developing or emerging market countries. Emerging market countries tend to have more government exchange controls, more volatile interest and currency exchange rates, less market regulation, and less developed economic, political and legal systems than those of more developed countries. In addition, emerging market countries may experience high levels of inflation and may have less liquid securities markets and less efficient trading and settlement systems.

Currency risk. Changes in foreign currency exchange rates will affect the value of what the Fund owns and the Fund’s share price. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.

Currency risk. The values of investments in securities denominated in foreign currencies increase or decrease as the rates of exchange between those currencies and the U.S. Dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

Derivatives risk. The Fund’s use of derivatives (which may include options, futures, swaps and forward foreign currency contracts) may reduce the Fund’s returns and/or increase volatility. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets.

Derivatives risk. Derivatives include instruments and contracts that are based on and valued in relation to one or more underlying securities, financial benchmarks, indices, or other reference obligations or measures of value. Major types of derivatives include futures, options, swaps and forward contracts. Depending on how the Fund uses derivatives and the relationship between the market value of the derivative and the underlying instrument, the use of derivatives could increase or decrease the Fund’s exposure to the risks of the underlying instrument. Using derivatives can have a leveraging effect and increase fund volatility. A small investment in derivatives could have a potentially large impact on the Fund’s performance. Derivatives transactions can be highly illiquid and difficult to unwind or value, and changes in the value of a derivative held by the Fund may not correlate with the value of the underlying instrument or the Fund’s other investments. Many of the risks applicable to trading the instruments underlying derivatives are also applicable to derivatives trading. However, additional risks are associated with derivatives trading that are possibly greater than the risks associated with investing directly in the underlying instruments. These additional risks include, but are not limited to, illiquidity risk and counterparty credit risk. For derivatives that are required to be cleared by a regulated clearinghouse, other risks may arise from the Fund’s relationship with a brokerage firm through which it would submit derivatives trades for clearing, including in some cases from fellow clearing customers of the brokerage firm. The Fund would also be exposed to counterparty risk with respect to the clearinghouse. Financial reform laws have changed many aspects of financial regulation applicable to derivatives. Once implemented, new regulations, including margin, clearing, and trade execution requirements, may make derivatives more costly, may limit their availability, may present different risks or may otherwise adversely affect the value or performance of these instruments. The extent and impact of these regulations are not yet fully known and may not be known for some time.

Target Fund	Acquiring Fund
Commodity-linked derivatives risk. The value of a commodity-linked derivative investment typically is based upon the price movements of a physical commodity and the value of commodity-linked derivative instruments may be affected by changes in overall market movements, volatility of the underlying benchmark, changes in interest rates, or factors affecting a particular industry or commodity. Investments in commodity-linked derivatives may be subject to greater volatility than non-derivative based investments. Commodity-linked derivatives also may be subject to credit and interest rate risks that in general affect the values of debt securities.
No corresponding risk factor.
No corresponding risk factor.	Large-cap company risk. Larger, more established companies may be unable to attain the high growth rates of successful, smaller companies during periods of economic expansion.
ETF and mutual fund risk. When the Fund invests in an ETF or mutual fund, it will bear additional expenses based on its pro rata share of the ETF’s or mutual fund’s operating expenses, including the potential duplication of management fees. The risk of owning an ETF or mutual fund generally reflects the risks of owning the underlying securities the ETF or mutual fund holds. The Fund also will incur brokerage costs when it purchases ETFs. ETFs may not track their underlying indices. Inverse ETFs are subject to the risk that their performance will fall as the value of their benchmark indices rises. Leveraged ETFs will amplify losses because they are designed to produce returns that are a multiple of the index to which they are linked. Most leveraged ETFs "reset" daily. Due to the effect of compounding, their performance over longer periods of time can differ significantly from the performance of their underlying index or benchmark during the same period of time.

ETF risk. Investing in an ETF will provide the Fund with exposure to the securities comprising the index on which the ETF is based and will expose the Fund to risks similar to those of investing directly in those securities. Shares of ETFs typically trade on securities exchanges and may at times trade at a premium or discount to their net asset values. In addition, an ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held. Investing in ETFs, which are investment companies, may involve duplication of advisory fees and certain other expenses. The Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs.

Target Fund	Acquiring Fund
Fixed income securities risk. The market value of fixed income securities changes in response to interest rate changes and other factors. Generally, the price of fixed income securities will increase as interest rates fall and decrease as interest rates rise. If there is less governmental action in the future to maintain low interest rates, there may be swift and significant interest rate increases which will have a negative impact on fixed income securities. Credit risk is the risk that an issuer will not make timely payments of principal and interest. The degree of credit risk depends on the issuer’s condition and on the terms of the securities. There is also the risk that an issuer may “call,” or repay, its high yielding bonds before their maturity dates. Fixed income securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. Limited trading opportunities for certain fixed income securities may make it more difficult to sell or buy a security at a favorable price or time.

Fixed income securities risk. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to changes in an issuer’s credit rating or market perceptions about the creditworthiness of an issuer. Generally, fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, and longer-term and lower rated securities are more volatile than shorter-term and higher rated securities.

Government-sponsored entities risk. Securities issued by government-sponsored entities may not be backed by the full faith and credit of the United States.
Government-sponsored entities risk. The Fund’s investment in U.S. government obligations may include securities issued or guaranteed as to principal and interest by the U.S. government, or its agencies or instrumentalities. Payment of principal and interest on U.S. government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so.

High-yield securities risk. Fixed income securities that are rated below investment grade (i.e., “junk bonds”) are subject to additional risk factors due to the speculative nature of these securities, such as increased possibility of default liquidation of the security, and changes in value based on public perception of the issuer.

High yield (“junk”) bond risk. High yield bonds are debt securities rated below investment grade (often called “junk bonds”). Junk bonds are speculative, involve greater risks of default, downgrade, or price declines and are more volatile and tend to be less liquid than investment-grade securities. Companies issuing high yield bonds are less financially strong, are more likely to encounter financial difficulties, and are more vulnerable to adverse market events and negative sentiments than companies with higher credit ratings.

Target Fund	Acquiring Fund
No corresponding risk factor.
Interest rate risk. Generally fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall. For example, the price of a security with a three-year duration would be expected to drop by approximately 3% in response to a 1% increase in interest rates. Generally, the longer the maturity and duration of a bond or fixed rate loan, the more sensitive it is to this risk. Falling interest rates also create the potential for a decline in the Fund’s income. Changes in governmental policy and general economic developments, among other factors, could cause interest rates to increase and could have a substantial and immediate effect on the values of the Fund’s investments. These risks are greater during periods of rising inflation. In addition, a potential rise in interest rates may result in periods of volatility and increased redemptions that might require the Fund to liquidate portfolio securities at disadvantageous prices and times.

No corresponding risk factor.
Credit risk. If an issuer or guarantor of a debt security held by the Fund, or a counterparty to a financial contract with the Fund, defaults or is downgraded or is perceived to be less creditworthy, or if the value of the assets underlying a security declines, the value of the Fund’s portfolio will typically decline.

Exchange-traded note (“ETN”) risk. The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in the underlying securities’ markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced index. In addition, the notes issued by ETNs and held by the Fund are unsecured debt of the issuer.

ETN risk. ETNs are debt securities that combine certain aspects of ETFs and bonds. ETNs are not investment companies and thus are not regulated under the 1940 Act. ETNs, like ETFs, are traded on stock exchanges and generally track specified market indices, and their value depends on the performance of the underlying index and the credit rating of the issuer. ETNs may be held to maturity, but unlike bonds there are no periodic interest payments.

No corresponding risk factor.
Closed-end funds (“CEFs”) risk. The Fund may invest in shares of CEFs. Investments in CEFs are subject to various risks, including reliance on management’s ability to meet a CEF’s investment objective and to manage a CEF’s portfolio, and fluctuation in the market value of a CEF’s shares compared to the changes in the value of the underlying securities that the CEF owns. In addition, the Fund bears a pro rata share of the management fees and expenses of each underlying CEF in addition to the Fund’s management fees and expenses, which results in the Fund’s shareholders being subject to higher expenses than if they invested directly in the CEFs.

No corresponding risk factor.
Futures risk. The value of a futures contract tends to increase and decrease in correlation with the value of the underlying instrument. Risks of futures contracts may arise from an imperfect correlation between movements in the price of the futures and the price of the underlying instrument. The Fund’s use of futures contracts (and related options) exposes the Fund to leverage risk because of the small margin requirements relative to the value of the futures contract. A relatively small market movement will have a proportionately larger impact on the funds that the Fund has deposited or will have to deposit with a broker to maintain its futures position. Leverage can lead to large losses as well as gains. While futures contracts are generally liquid instruments, under certain market conditions they may become illiquid. Futures exchanges may impose daily or intraday price change limits and/or limit the volume of trading. Additionally, government regulation may further reduce liquidity through similar trading restrictions. As a result, the Fund may be unable to close out its futures contracts at a time that is advantageous. The price of futures can be highly volatile; using them could lower total return, and the potential loss from futures could exceed the Fund’s initial investment in such contracts.

Target Fund	Acquiring Fund
Leverage and short sales risk. Leverage is the practice of borrowing money to purchase securities. If the securities decrease in value, the Fund will suffer a greater loss than would have resulted without the use of leverage. A short sale will be successful if the price of the shorted security decreases, however, if the underlying security goes up in price during the period in which the short position is outstanding, the Fund will realize a loss. The risk on a short sale is unlimited because the Fund must buy the shorted security at the higher price to complete the transaction. Therefore, short sales may be subject to greater risks than investments in long positions.

Leveraging risk. Certain Fund transactions, including entering into futures contracts and taking short positions in financial instruments, may give rise to a form of leverage. Leverage can magnify the effects of changes in the value of the Fund’s investments and make the Fund more volatile. Leverage creates a risk of loss of value on a larger pool of assets than the Fund would otherwise have had. The Fund may also have to sell assets at inopportune times to satisfy its obligations in connection with such transactions.

Growth stock risk. Growth style companies may lose value or move out of favor. Growth style companies also may be more sensitive to changes in current or expected earnings than the prices of other stocks.

Growth-oriented investment strategies risk. Growth funds generally focus on stocks of companies believed to have above-average potential for growth in revenue and earnings. Growth securities typically are very sensitive to market movements because their market prices frequently reflect projections of future earnings or revenues, and when it appears that those expectations will not be met, the prices of growth securities typically fall.

Value stock risk. Value style investing as a strategy may be out of favor in the market for an extended period. Value stocks can perform differently from the market as a whole and from other types of stocks.

Value-oriented investment strategies risk. Value stocks are those that are believed to be undervalued in comparison to their peers due to adverse business developments or other factors. Value investing is subject to the risk that the market will not recognize a security’s inherent value for a long time or at all, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. In addition, during some periods (which may be extensive) value stocks generally may be out of favor in the markets. Therefore the Fund is most suitable for long-term investors who are willing to hold their shares for extended periods of time through market fluctuations and the accompanying changes in share prices.

Target Fund	Acquiring Fund
Initial public offering (“IPO”) risk. The risk exists that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk.

IPO risk. The market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk.

Sector risk. To the extent the Fund invests a significant portion of its assets in the securities of companies in the same sector of the market, the Fund is more susceptible to economic, political, regulatory and other occurrences influencing those sectors.
Sector focus risk. The Fund may invest a larger portion of its assets in one or more sectors than many other mutual funds, and thus will be more susceptible to negative events affecting those sectors.
Portfolio turnover risk. A high portfolio turnover rate (100% or more) increases the Fund’s transaction costs (including brokerage commissions and dealer costs), which would adversely impact the Fund’s performance. Higher portfolio turnover may result in the realization of more short-term capital gains than if the Fund had lower portfolio turnover.

Portfolio turnover risk. Active and frequent trading of the Fund’s portfolio securities may lead to higher transaction costs and may result in a greater number of taxable transactions than would otherwise be the case, which could negatively affect the Fund’s performance. A high rate of portfolio turnover is 100% or more.

Mortgage-backed securities risk. In addition to the general risks associated with fixed income securities as described above, the structure of certain mortgage-backed securities may make their reaction to interest rates and other factors difficult to predict, which may cause their prices to be more volatile than other fixed income securities.
No corresponding risk factor.
Small and medium companies risk. Investing in securities of small and medium capitalization companies may involve greater volatility than investing in larger and more established companies because small and medium capitalization companies can be subject to more abrupt or erratic share price changes than larger, more established companies.

Micro-cap, small-cap and mid-cap company risk. The securities of micro-capitalization, small-capitalization and mid-capitalization companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger, more established companies or market averages in general. In addition, such companies typically are more likely to be adversely affected than large capitalization companies by changes in earning results, business prospects, investor expectations or poor economic or market conditions.

No corresponding risk factor.
Merger arbitrage transactions risk. The Fund may invest or take short positions in securities of companies that are the subject of an acquisition. When the Advisor or Sub-Advisor determines that it is probable that an acquisition will be consummated, the Fund may seek to purchase securities at prices below the anticipated value to be paid or exchanged for such securities in the merger, exchange offer or cash tender offer (and above the price at which such securities traded immediately prior to the announcement of the merger, exchange offer or cash tender offer). Likewise, when the Advisor or Sub-Advisor believes it is likely that a transaction will not be consummated, the Fund may take short positions in such securities in order to seek to capture the difference attributable to the perceived market overvaluation of the acquisition target. In the case of an investment in a potential acquisition target, if the proposed merger, exchange offer or cash tender offer appears likely not to be consummated, in fact is not consummated, or is delayed, the market price of the security to be tendered or exchanged will usually decline sharply, resulting in a loss to the Fund.

Target Fund	Acquiring Fund
No corresponding risk factor.
Short sales risk. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. In connection with a short sale of a security or other instrument, the Fund is subject to the risk that instead of declining, the price of the security or other instrument sold short will rise. If the price of the security or other instrument sold short increases between the date of the short sale and the date on which the Fund replaces the security or other instrument borrowed to make the short sale, the Fund will experience a loss, which is theoretically unlimited since there is a theoretically unlimited potential for the market price of a security or other instrument sold short to increase.

D.	Comparison of Investment Restrictions

The fundamental and non-fundamental limitations of the Target Fund and the Acquiring Fund are set forth in the following table. The fundamental limitations may only be amended with shareholder approval.

Target Fund	Acquiring Fund
Fundamental Limitations

The Target Fund may not with respect to 75% of its total assets, invest more than 5% of its total assets in securities of a single issuer or hold more than 10% of the voting securities of such issuer. (Does not apply to investments in the securities of other investment companies or securities of the U.S. Government, its agencies or instrumentalities.)

Fundamental Limitations

The Acquiring Fund may not with respect to 75% of the Acquiring Fund’s total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the Acquiring Fund’s total assets would be invested in the securities of that issuer, or (b) the Acquiring Fund would hold more than 10% of the outstanding voting securities of that issuer.

The Target Fund may not issue senior securities, except as permitted under the 1940 Act. The Target Fund may not borrow money, except as permitted under the 1940 Act.
The Acquiring Fund may not issue senior securities, borrow money or pledge its assets, except that (i) the Acquiring Fund may borrow from banks in amounts not exceeding one-third of its net assets (including the amount borrowed); and (ii) this restriction shall not prohibit the Acquiring Fund from engaging in options transactions or short sales or investing in financial futures, swaps, when-issued or delayed delivery securities, or reverse repurchase agreements.

Target Fund	Acquiring Fund
The Target Fund may not engage in the business of underwriting securities, except to the extent that the Target Fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities.
The Acquiring Fund may not act as underwriter, except to the extent the Acquiring Fund may be deemed to be an underwriter in connection with the sale of securities in its investment portfolio.
The Target Fund may not invest 25% or more of its total assets in the securities of companies engaged in any one industry. (Does not apply to investments in the securities of other investment companies or securities of the U.S. Government, its agencies or instrumentalities.)

The Acquiring Fund may not invest 25% or more of its total assets, calculated at the time of purchase and taken at market value, in any one industry or group of industries (other than securities issued by the U.S. Government, its agencies or instrumentalities).

The Target Fund may not purchase or sell real estate, which term does not include securities of companies which deal in real estate and/or mortgages or investments secured by real estate, or interests therein, except that the Target Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Target Fund’s ownership of securities.

The Acquiring Fund may not purchase or sell real estate or interests in real estate or real estate limited partnerships (although the Acquiring Fund may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate, such as real estate investment trusts (REITs)).

The Target Fund may not make loans to others, except as permitted under the 1940 Act.
The Acquiring Fund may not make loans of money, except (a) for purchases of debt securities consistent with the investment policies of the Acquiring Fund, (b) by engaging in repurchase agreements or, (c) through the loan of portfolio securities in an amount up to 33 1/3% of the Acquiring Fund’s net assets.

The Target Fund may not purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments. This limitation shall not prevent the Target Fund from purchasing, selling, or entering into futures contracts, or acquiring securities or other instruments and options thereon backed by, or related to, physical commodities.

The Acquiring Fund may not purchase or sell commodities or commodity futures contracts (although the Acquiring Fund may invest in financial futures and in companies involved in the production, extraction, or processing of agricultural, energy, base metals, precious metals, and other commodity-related products).

Non-Fundamental Limitations The Target Fund may not hold, in the aggregate, more than 15% of its nets assets in illiquid securities.
Non-Fundamental Limitations

The Acquiring Fund may not invest, in the aggregate, more than 15% of its net assets in securities with legal or contractual restrictions on resale, securities that are not readily marketable and repurchase agreements with more than seven days to maturity.

The Target Fund may not invest in any issuer for purposes of exercising control or management.	The Acquiring Fund does not have a corresponding non-fundamental limitation.
The Target Fund may not invest in securities of other investment companies, except as permitted under the 1940 Act.	The Acquiring Fund does not have a corresponding non-fundamental limitation.

E.	Comparison of Distribution and Purchase and Redemption Procedures

Distribution

Target Fund	Acquiring Fund
Quasar Distributors, LLC is the Distributor (also known as the principal underwriter) of the shares of the Target Fund.	IMST Distributors, LLC is the Distributor (also known as the principal underwriter) of the shares of the Acquiring Fund.
The Trust has adopted a plan pursuant to Rule 12b-1 of the 1940 Act (the “12b-1 Plan”) for the Target Fund’s Class A shares that allows the Target Fund to pay fees for the sale, distribution and servicing of its Class A shares. The plan provides for a distribution and servicing fee of up to 0.25% of the Class A shares’ average daily net assets.

IMST II has adopted a plan on behalf of the Acquiring Fund pursuant to Rule 12b-1 of the 1940 Act (the “12b-1 Plan”) which allows the Acquiring Fund to pay distribution fees for the sale and distribution of its Class A shares and/or shareholder liaison service fees in connection with the provision of personal services to shareholders of Class A shares and the maintenance of their shareholder accounts. The 12b-1 Plan provides for the payment of such fees at the annual rate of up to 0.25% of average daily net assets attributable to Class A shares.

The Board has approved the implementation of a Shareholder Servicing Plan (the “Servicing Plan”) under which OAM will provide, or arrange for others to provide, certain specified shareholder services. As compensation for the provision of shareholder services, the Target Fund will pay OAM a monthly fee at an annual rate of up to 0.15% of the Class A shares’ average daily net assets and up to 0.10% of the Class I shares’ average daily net assets. OAM will pay certain banks, trust companies, broker-dealers and other financial intermediaries (each, a “Participating Organization”) out of the fees OAM receives from the Target Fund under the Servicing Plan to the extent that the Participating Organization performs shareholder servicing functions for the Target Fund’s shares owned by its customers.

The Acquiring Fund may pay a fee at an annual rate of up to 0.15% and 0.10% of its average daily net assets attributable to Class A shares and Class I shares, respectively, to shareholder servicing agents. Shareholder servicing agents provide non-distribution administrative and support services to their customers, which may include establishing and maintaining accounts and records relating to shareholders, processing dividend and distribution payments from the Acquiring Fund on behalf of shareholders, forwarding communications from the Acquiring Fund, providing sub-accounting with respect to Acquiring Fund shares, and other similar services.

Vivaldi or the Sub-Advisors may pay service fees to intermediaries such as banks, broker-dealers, financial advisors or other financial institutions, some of which may be affiliates, for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents.

OAM, out of its own resources, and without additional cost to the Target Fund or its shareholders, may provide additional cash payments or non-cash compensation to intermediaries who sell shares of the Target Fund. Such payments and compensation are in addition to Rule 12b-1 and service fees paid by the Target Fund. These additional cash payments are generally made to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. Cash compensation may also be paid to intermediaries for inclusion of the Target Fund on a sales list, including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the intermediary provides shareholder services to the Target Fund’s shareholders. The Adviser may also pay cash compensation in the form of finder’s fees that vary depending on the Target Fund and the dollar amount of the shares sold.

Vivaldi out of its own resources, and without additional cost to the Acquiring Fund or its shareholders, may provide additional cash payments or non-cash compensation to broker-dealers or intermediaries that sell shares of the Acquiring Fund. These additional cash payments are generally made to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. Vivaldi may pay cash compensation for inclusion of the Acquiring Fund on a sales list, including a preferred or select sales list, or in other sales programs, or may pay an expense reimbursement in cases where the intermediary provides shareholder services to the Acquiring Fund’s shareholders.

Purchase and Redemption Procedures

The following highlights and compares the purchase, redemption, and exchange policies and procedures of the Target Fund and the Acquiring Fund. For a more complete discussion of each Fund’s purchase, redemption, and exchange policies and procedures, please see the applicable section of that Fund’s Prospectus. Additional information regarding the pricing, purchase and redemption of the Acquiring Fund’s shares is included in Appendix B.

	Target Fund	Acquiring Fund
Investment Minimum:	The initial investment for Class A shares must be at least $5,000. The initial investment for Class I shares must be at least $100,000.	Same as Target Fund.

The Target Fund’s minimum investment requirements may be waived from time to time by OAM, and for the following types of shareholders, including among others: current and retired employees, directors/trustees and officers of the Trust, OAM, sub-Advisor and its affiliates and certain family members of each of them (i.e., spouse, domestic partner, child, parent, sibling, grandchild and grandparent, in each case including in-law, step and adoptive relationships).

You may make an initial investment in an amount greater than the minimum amounts and the Acquiring Fund may, from time to time, reduce or waive the minimum initial investment amounts. The minimum initial investment amount is automatically waived for Acquiring Fund shares purchased by Trustees of IMST II and current or retired directors and employees of Vivaldi and its affiliates.

Purchases:
You may purchase shares of the Target Fund by check, by wire transfer, via electronic funds transfer through the Automated Clearing House (“ACH”) network or through a bank, or through one or more brokers authorized by the Target Fund to receive purchase orders. Shares of the Fund are sold at NAV per share, plus any applicable sales charge, which is calculated as of the close of regular trading (generally, 4:00 p.m., Eastern Time) on each day that the New York Stock Exchange (“NYSE”) is open for unrestricted business.

Shares of the Acquiring Fund may be purchased by check, by wire transfer of funds via a bank or through an approved financial intermediary (i.e., a supermarket, investment advisor, financial planner or consultant, broker, dealer or other investment professional and their agents) authorized by the Acquiring Fund to receive purchase orders. The purchase price you will pay for the Acquiring Fund’s shares will be the next NAV (plus any sales charge, as applicable) calculated after the Transfer Agent or your authorized financial intermediary receives your request in good order.

The Target Fund reserves the right to reject any purchase order. For example, a purchase order may be refused if, in OAM’s opinion, it is so large that it would disrupt the management of the Target Fund. Orders may also be rejected from persons believed by the Target Fund to be “market timers.”

The Acquiring Fund reserves the right to reject any purchase request for any reason (generally the Acquiring Fund does this if the purchase is disruptive to the efficient management of the Acquiring Fund due to the timing of the investment or an investor’s history of excessive trading).

	Target Fund	Acquiring Fund
Sales Charges:
Class A shares of the Target Fund are sold at the public offering price, which is the NAV plus an initial maximum sales charge of 5.00%. If a shareholder invests at least $1 million in Class A shares, no front-end sales charge is applied.

Class A shares of the Acquiring Fund are subject to a maximum front-end sales load of 5.00%. If a shareholder invests at least $1 million in Class A shares, no front-end sales charge is applied. The sales load may be reduced or waived by the Acquiring Fund. Target Fund shareholders will not be subject to any front-end sales charge in connection with the Reorganization.

Contingent Deferred Sales Charge:	Class A shares do not have a contingent deferred sales charge.	Same as Target Fund.
Redemptions:
You may sell (redeem) your Target Fund shares on any day the Target Fund and the NYSE are open for business either directly to the Target Fund or through your financial intermediary. Redemption requests are priced based on the next NAV per share calculated, plus any applicable sales charges after receipt of such requests. Payment of your redemption proceeds will be made promptly, but not later than seven days after the receipt of your written request in good order.
Same as Target Fund.
Exchanges:
The Target Fund allows shareholder to exchange shares of the Target Fund for shares of the Orinda Income Opportunities Fund, which is offered in a separate prospectus. Exchanges may only be made between like share classes.

The Acquiring Fund allows shareholders to exchange shares of the Acquiring Fund into shares of another fund managed by the advisor which is offered in a separate prospectus. Exchanges may only be made between like share classes.

Share Conversion Feature:
Class A shares of the Target Fund that have been purchased by a financial intermediary may be converted into Class I shares of the Target Fund. The minimum initial investment requirement for Class I shares may be waived by OAM for existing clients. Any such conversion will be effected at net asset value without the imposition of any fee or other charges by the Target Fund.

Share conversions can occur between each share class of the Acquiring Fund. Generally, share conversions occur when a shareholder becomes eligible for another share class of the Acquiring Fund or no longer meets the eligibility criteria of the share class owned by the shareholder (and another class exists for which the shareholder would be eligible). All share conversion requests must be approved by Vivaldi. The Acquiring Fund reserves the right to automatically convert shareholders from one class to another if they either no longer qualify as eligible for their existing class or if they become eligible for another class.

	Target Fund	Acquiring Fund
Redemption Fees:	The Target Fund does not charge redemption fees.	Same as Target Fund.
Small Accounts:
The Target Fund may redeem the shares in your account if the value of your account is less than $2,000 as a result of redemptions you have made. This does not apply to retirement plan or Uniform Gifts or Transfers to Minors Act accounts. You will be notified that the value of your account is less than $2,000 before the Target Fund makes an involuntary redemption. You will then have 30 days in which to make an additional investment to bring the value of your account to at least $5,000 before the Target Fund takes any action. The Target Fund will not require you to redeem shares if the value of your account drops below the investment minimum due to fluctuations of NAV.

The Acquiring Fund may redeem all of the shares held in your account if your balance falls below the Acquiring Fund’s minimum initial investment amount due to your redemption activity. In these circumstances, the Acquiring Fund will notify you in writing and request that you increase your balance above the minimum initial investment amount within 30 days of the date of the notice. If, within 30 days of the Acquiring Fund’s written request, you have not increased your account balance, your shares will be automatically redeemed at the current NAV. The Acquiring Fund will not require that your shares be redeemed if the value of your account drops below the investment minimum due to fluctuations of the Acquiring Fund’s NAV.

Redemption In-Kind:	The Target Fund reserves the right to pay redemption proceeds to you in whole or in part by a distribution of securities from the Target Fund’s portfolio (a “redemption in-kind”).	Same as Target Fund.
Dividends and Distributions:
The Target Fund intends to make distributions of dividends and capital gains, if any, at least annually, typically in December. The Target Fund may make an additional payment of dividends or distributions of capital gains if it deems it desirable at any other time of the year.

The Acquiring Fund will make distributions of net investment income and net capital gains, if any, at least annually, typically in December. The Acquiring Fund may make additional payments of dividends or distributions if it deems it desirable at any other time during the year.

Frequent Trading:
The Target Fund discourages excessive, short-term trading and other abusive trading practices that may disrupt portfolio management strategies and harm the Target Fund’s performance. The Target Fund takes steps to reduce the frequency and effect of these activities in the Target Fund. These steps include monitoring trading practices and using fair value pricing. The Target Fund monitors selected trades in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, the Target Fund believes that a shareholder has engaged in excessive short-term trading, it may, in its discretion, ask the shareholder to stop such activities or refuse to process purchases in the shareholder’s accounts.

IMST II discourages excessive, short-term trading and other abusive trading practices that may disrupt portfolio management strategies and harm the Acquiring Fund’s performance. IMST II takes steps to reduce the frequency and effect of these activities in the Acquiring Fund. These steps may include monitoring trading activity and using fair value pricing. In addition, IMST II may take action, which may include using its best efforts to restrict a shareholder’s trading privileges in the Acquiring Fund, if that shareholder has engaged in four or more “round trips” in the Acquiring Fund during a 12-month period.

	Target Fund	Acquiring Fund
Net Asset Value (“NAV”):
Shares of the Target Fund are sold at NAV per share, plus any applicable sales charge, which is calculated as of the close of regular trading (generally, 4:00 p.m., Eastern Time) on each day that the NYSE is open for unrestricted business. However, the Target Fund’s NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the SEC. The NYSE is closed on weekends and most national holidays, including New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday/Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NAV will not be calculated on days when the NYSE is closed for trading.

The offering price of each class of the Acquiring Fund’s shares is the NAV of that class (plus any sales charges, as applicable). The difference among the classes’ NAVs reflect the daily expense accruals of the distribution fees applicable to Class A Shares and the differences in shareholder service fees. The Acquiring Fund’s NAV is calculated as of 4:00 p.m. Eastern time, the normal close of regular trading on the NYSE, on each day the NYSE is open for trading. If for example, the NYSE closes at 1:00 p.m. New York time, the Acquiring Fund’s NAV would still be determined as of 4:00 p.m. New York time. In this example, portfolio securities traded on the NYSE would be valued at their closing prices unless IMST II’s Valuation Committee determines that a “fair value” adjustment is appropriate due to subsequent events.

The NAV is the value of the Target Fund’s securities, cash and other assets, minus all expenses and liabilities (assets – liabilities = NAV). NAV per share is determined by dividing NAV by the number of shares outstanding (NAV/ # of shares = NAV per share). The NAV takes into account the expenses and fees of the Target Fund, including management and administration fees, which are accrued daily.

The NAV for each class is determined by dividing the value of the Acquiring Fund’s portfolio securities, cash and other assets (including accrued interest) allocable to such class, less all liabilities (including accrued expenses) allocable to such class, by the total number of outstanding shares of such class. The Acquiring Fund’s NAV may be calculated earlier if trading on the NYSE is restricted or if permitted by the SEC. The NYSE is closed on weekends and most U.S. national holidays. However, foreign securities listed primarily on non-U.S. markets may trade on weekends or other days on which the Acquiring Fund does not value its shares, which may significantly affect the Acquiring Fund’s NAV on days when you are not able to buy or sell Acquiring Fund shares.

	Target Fund	Acquiring Fund
Fair Valuation:
The Target Fund employs fair value pricing selectively to ensure greater accuracy in its daily NAV and to prevent dilution by frequent traders or market timers who seek to take advantage of temporary market anomalies. The Board has developed procedures which utilize fair value pricing when reliable market quotations are not readily available or the Target Fund’s pricing service does not provide a valuation (or provides a valuation that in the judgment of the advisor to the Target Fund does not represent the security’s fair value), or when, in the judgment of the advisor, events have rendered the market value unreliable. Fair value pricing may be applied to non-U.S. securities. The trading hours for most non-U.S. securities end prior to the close of the NYSE, the time that the Target Fund’s NAV is calculated. The occurrence of certain events after the close of non-U.S. markets, but prior to the close of the NYSE (such as a significant surge or decline in the U.S. market) often will result in an adjustment to the trading prices of non-U.S. securities when non-U.S. markets open on the following business day.

In certain circumstances, the Acquiring Fund employs fair value pricing to ensure greater accuracy in determining daily NAVs and to prevent dilution by frequent traders or market timers who seek to exploit temporary market anomalies. Fair value pricing may be applied to foreign securities held by the Acquiring Fund upon the occurrence of an event after the close of trading on non-U.S. markets but before the close of trading on the NYSE when the Acquiring Fund’s NAVs are determined. If the event may result in a material adjustment to the price of the Acquiring Fund’s foreign securities once non-U.S. markets open on the following business day (such as, for example, a significant surge or decline in the U.S. market), the Acquiring Fund may value such foreign securities at fair value, taking into account the effect of such event, in order to calculate the Acquiring Fund’s NAVs.

Target Fund	Acquiring Fund

Other types of securities that the Target Fund may hold for which fair value pricing might be required include, but are not limited to: (1) investments which are not frequently traded and/or the market price of which the advisor believes may be stale; (2) illiquid securities, including “restricted” securities and private placements for which there is no public market; (3) securities of an issuer that has entered into a restructuring; (4) securities for which trading has been halted or suspended; and (5) fixed income securities that have gone into default and for which there is not a current market value quotation.

Other types of portfolio securities that the Acquiring Fund may fair value include, but are not limited to: (1) investments that are illiquid or traded infrequently, including “restricted” securities and private placements for which there is no public market; (2) investments for which, in the judgment of the advisor, the market price is stale; (3) securities of an issuer that has entered into a restructuring; (4) securities for which trading has been halted or suspended; and (5) fixed income securities for which there is no current market value quotation.

F.	Key Information about the Proposal

The following is a summary of key information concerning the proposed Reorganization. Keep in mind that more detailed information appears in the Agreement and Plan of Reorganization, the form of which is attached to this Proxy Statement as Appendix A.

1.	Summary of the Proposed Reorganization

At the Special Meeting, the shareholders of the Target Fund will be asked to approve a Plan to reorganize the Target Fund into the Acquiring Fund. The Acquiring Fund is a newly organized fund that will commence operations upon the closing of the Reorganization. If the Plan is approved by the shareholders of the Target Fund and the Reorganization is completed, the Target Fund will transfer all of its assets to the Acquiring Fund in exchange for (i) a number of full and fractional shares of each class of the Acquiring Fund equal in aggregate net asset value to the aggregate net asset value of the corresponding class of the Target Fund as of the close of business on the closing day of the Reorganization (the “Closing”) and (ii) the assumption by the Acquiring Fund of all of the Target Fund’s liabilities. Immediately thereafter, the Target Fund will distribute the shares of each class of the Acquiring Fund to the shareholders of the Target Fund holding the corresponding class of Target Fund shares immediately prior to the exchange in proportion to the relative net asset value of their holdings of that class of Target Fund shares. IMST II’s transfer agent will establish accounts in the Acquiring Fund’s share records in the names of those shareholders and transfer those Acquiring Fund shares to those accounts, in complete liquidation of the Target Fund. Certificates evidencing Acquiring Fund shares will not be issued to the Target Fund’s shareholders.

The terms of any letters of intent entered into prior to the Reorganization will carry over following the Reorganization. Upon completion of the Reorganization, each shareholder of the Target Fund will own a number of full and fractional shares of the corresponding class of the Acquiring Fund equal in aggregate net asset value to the aggregate net asset value of such shareholder’s shares of the applicable class of the Target Fund at the time of the Reorganization.

Until the Closing, shareholders of the Target Fund will continue to be able to redeem their shares at NAV next determined after receipt by the Target Fund’s transfer agent of a redemption request in proper form. Redemption and purchase requests received by the transfer agent after the Closing will be treated as requests received for the redemption or purchase of shares of the Acquiring Fund received by the shareholder in connection with the Reorganization. As part of the Reorganization, all of the issued and outstanding shares of the Target Fund will be canceled on the books of the Target Fund and the transfer books of the Target Fund will be permanently closed. If the Reorganization is completed, shareholders will be free to redeem the shares of the Acquiring Fund that they receive in the transaction at their then-current NAV. Shareholders of the Target Fund may wish to consult their tax advisors as to any different consequences of redeeming their shares prior to the Reorganization or exchanging such shares for shares of the Acquiring Fund in the Reorganization.

The Reorganization is subject to a number of conditions, including, without limitation, the approval of the Plan by the shareholders of the Target Fund and the receipt of a legal opinion from counsel to IMST II with respect to certain tax issues. Assuming satisfaction of the conditions in the Plan, the Reorganization is expected to be effective on December 16, 2016, or such other date agreed to by the Trust and IMST II.

Vivaldi has agreed to pay all costs relating to the proposed Reorganization, including the costs relating to the Special Meeting and to preparing and filing the registration statement that includes this Proxy Statement. Vivaldi will also incur the costs associated with the solicitation of proxies, including the cost of copying, printing and mailing proxy materials. Vivaldi anticipates the total costs relating to the proposed Reorganization will be approximately $100,000.

The Plan with respect to the Reorganization of the Target Fund may be amended by the mutual consent of the Board and the Board of Trustees of IMST II, notwithstanding approval of the Plan by the Target Fund’s shareholders, provided that no such amendment after such approval may have the effect of changing the Plan to the detriment of such shareholders without their further approval. In addition, the Plan with respect to the Reorganization of the Target Fund may be terminated at any time prior to the Closing by the Board or the Board of Trustees of IMST II, if, among other reasons, the Board or the Board of Trustees of IMST II determines that the Reorganization is not in the best interest of the shareholders of the Target Fund or the Acquiring Fund, respectively.

2.	Description of the Acquiring Fund’s Shares

Each class of the Acquiring Fund’s shares issued to the shareholders of the Target Fund pursuant to the Reorganization will be duly authorized, validly issued, fully paid and non-assessable when issued, will be transferable without restriction and will have no preemptive or conversion rights. The Acquiring Fund’s shares will be sold and redeemed based upon the NAV of the relevant class of the Acquiring Fund next determined after receipt of the purchase or redemption request, as described in the Acquiring Fund’s Prospectus.

The chart below indicates which class of Acquiring Fund shares Target Fund shareholders will receive in the Reorganization, depending on which Target Fund share class shareholders currently own:

Vivaldi Orinda Macro Opportunities Fund (Target Fund)	Vivaldi Orinda Multi-Strategy Fund (Acquiring Fund)
Class A Shares	Class A Shares
Class I Shares	Class I Shares

3.	Section 15(f) of the 1940 Act

Given that OAM will receive payments from Vivaldi in relation to Vivaldi’s acquisition of the assets of the Target Fund, OAM and Vivaldi will comply with the conditions of Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive “safe harbor” for an investment adviser or any affiliated persons thereof to receive any amount or benefit in connection with a sale of securities of, or any other interest in, such adviser which results in an assignment of an investment advisory contract with an investment company as long as two conditions are met.

First, no “unfair burden” may be imposed on the investment company as a result of the transaction, or any express or implied terms, conditions or understandings applicable thereto. As defined in the 1940 Act, the term “unfair burden” includes any arrangement during the two-year period after the date on which such transaction occurs whereby the investment adviser (or predecessor or successor adviser) or any interested person of any such adviser receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter of the investment company). The Board, the IMST II Board, OAM and Vivaldi are not aware of any circumstances relating to the Reorganization that might result in the imposition of such an “unfair burden” on the Target Fund as a result of the transaction between OAM and Vivaldi.

Second, during the three-year period immediately following the transaction, at least 75% of an investment company’s board of directors must not be “interested persons” of the investment adviser or the predecessor investment adviser within the meaning of the 1940 Act. The Board of Trustees of IMST II will satisfy this condition at the time of the Reorganization.

4.	Board Considerations

OAM and Vivaldi proposed, and the Board considered, the Reorganization at a meeting held on August 4, 2016, following initial discussions between OAM and the Board in June 2016. The Board requested and received such information as they determined to be necessary to evaluate the proposed Reorganization. At its meeting, the Board evaluated materials regarding IMST II and the Acquiring Fund, including the expense structure of the Acquiring Fund, and the effect of the proposed Reorganization on the Target Fund’s shareholders. The Independent Trustees were assisted in their consideration of the proposed Reorganization by their independent legal counsel. Based upon the recommendation of OAM and Vivaldi, the Board’s evaluation of the relevant information prepared by OAM, Vivaldi, UMBFS, MFAC, other prospective service providers, and IMST II, and presented to the Board at the meeting, and in light of its fiduciary duties under federal and state law, the Board, including all the Independent Trustees, determined that the Reorganization of the Target Fund is in the best interests of the Target Fund and its shareholders and that the interests of the Target Fund and its shareholders will not be diluted as a result of the Reorganization.

In approving the Reorganization as proposed by OAM and Vivaldi, the Board considered a number of factors. The Board considered that for some time OAM has expressed its desire to the Board to discontinue acting as investment advisor to the Target Fund and has recommended that Vivaldi assume the role of investment advisor to the Target Fund. The Board also took into account that it had conducted a thorough review of Vivaldi in 2014 and had approved Vivaldi’s engagement as investment advisor to the Target Fund at that time, upon the resignation of OAM. The Board noted that OAM has informed the Board that it was now prepared to resign as investment adviser to the Target Fund since it no longer wishes to run a multi-manager fund. Vivaldi has informed the Board that because it currently serves as investment advisor to another series of IMST II, it believes that consolidating all funds that it manages under the IMST II umbrella with the same service providers will provide greater efficiencies in the operations, management and supervision of all of its managed funds. The Board also took into account the following considerations.

The Terms and Conditions of the Reorganization. The Board considered the terms of the Plan, and, in particular, that the transfer of all of the assets of the Target Fund will be in exchange for shares of the Acquiring Fund and that the Acquiring Fund will be assuming all of the liabilities of the Target Fund. The Board also took note of the fact that no sales charges would be imposed in connection with the Reorganization and that the interests of shareholders of the Target Fund would not be diluted as a result of the Reorganization. The Board also noted that the Reorganization of the Target Fund would be submitted to its shareholders for approval.

Similarity of Investment Objectives, Policies and Restrictions and Continuity of Portfolio Management. The Board considered that the investment objectives, investment policies and investment strategies of the Acquiring Fund will be substantially similar to those of the Target Fund, although the fundamental investment limitations of the Target Fund have been re-worded by the Acquiring Fund to conform with the current fundamental limitations of the IMST II family of funds. The Board also considered the benefits associated with having Vivaldi and Crescat, the current sub-advisors for the Target Fund, as well as their respective portfolio managers, continuing to remain responsible for the portfolio management for a majority of the Acquiring Fund’s assets.

Expenses Relating to Reorganization. The Board considered that Vivaldi will bear the direct costs associated with the Reorganization, Special Meeting, and solicitation of proxies, including the expenses associated with preparing and filing the registration statement that includes this Proxy Statement and the cost of copying, printing and mailing proxy materials, and that the Target Fund would not bear any costs related to the Reorganization or the Special Meeting.

Relative Expense Ratios and Continuation of Limitation on Expenses. The Board considered that the total fees and expenses of each class of shares of the Acquiring Fund are expected to be lower than those of the corresponding class of shares of the Target Fund. In particular, after the Reorganization, (i) the annual advisory fee rate paid by the Acquiring Fund will be 15 basis points lower than the current advisory fee rate paid by the Target Fund (1.60% vs. 1.75%) and (ii) other expenses relating to each class of the Acquiring Fund are expected to be lower than those of the Target Fund. In addition, the Board noted that following the Reorganization, Vivaldi will limit the fees and expenses payable by shareholders of each class of the Acquiring Fund to amounts lower than the Target Fund’s current expense limitations for a period of at least two years from the date of the Reorganization. The Board considered that no sales charge, CDSC or redemption fees will be imposed to any shareholders as a result of the Reorganization.

The Experience and Expertise of Vivaldi and Crescat . The Board considered that Vivaldi and Crescat are each experienced investment advisors with approximately $561 million and $88 million overall assets under management, respectively, as of August 31, 2016. The Board also considered that Vivaldi and Crescat currently serve as investment sub-advisors to the Target Fund and that Vivaldi serves as investment advisor to another series within IMST II.

Potential Conflicts of Interest. The Board considered that OAM was subject to certain potential conflicts of interests in recommending the Reorganization. In this respect, the Board noted that: (i) OAM will receive an acquisition fee consisting of an initial payment upon the closing of the Reorganization and six installments paid quarterly thereafter; and all amounts will be paid directly by Vivaldi from its own resources and not by the shareholders of the Acquiring Fund; (ii) Vivaldi, out of its own resources, will make additional payments to OAM based on the Acquiring Fund’s assets under management for a period of thirty-six months following the close of the Reorganization, after which Vivaldi will continue to make nominal payments to OAM which will be tiered based on the Acquiring Fund’s assets under management for so long as Vivaldi serves as the investment advisor for the Acquiring Fund; (iii) Vivaldi will pay OAM a nominal fee for the Acquiring Fund’s use of Orinda in its name and for services provided by OAM to the Acquiring Fund following the Reorganization for an initial term of three years, with an option to renew, pursuant to an investor services agreement; and (iv) employees of OAM who are independent registered representatives of Foreside will receive transaction-based compensation of 0.10% of the sales price of shares of the Acquiring Fund purchased by their clients, and that such compensation will be paid by Vivaldi through Foreside from Vivaldi’s own resources. The Board also considered that Vivaldi was subject to certain potential conflicts of interest in recommending the Reorganization, as the advisory fee that it expects to receive from the Acquiring Fund is higher than the current sub-advisory fee paid by the Target Fund. In addition, the Board noted the Reorganization will provide efficiencies to Vivaldi in that it will consolidate its directly managed investment companies under the umbrella of one trust, overseen by one board of trustees and using the same service providers.

Tax Consequences. The Board considered that the Reorganization is expected to constitute a “reorganization” within the meaning of Section 368(a) of the Code and is conditional upon the Trust’s and IMST II’s receipt of an opinion of counsel to such effect. Assuming that the Reorganization so qualifies, in general, neither the Target Fund nor its shareholders will recognize any gain or loss upon the transfer of all of the assets of the Target Fund in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of the Target Fund’s liabilities, or upon the distribution of the Acquiring Fund shares in exchange for Target Fund shares in the Reorganization. The Board also considered that the Reorganization was preferable to the liquidation of the Target Fund as it permits shareholders who wish to remain invested to do so without the realization of capital gains or losses that would result if the Target Fund were to be liquidated.

Based on the foregoing and additional information presented at the Board meetings discussed above, the Board determined that the Reorganization as proposed by OAM and Vivaldi is in the best interests of the Target Fund and its shareholders. The Board approved the Reorganization of the Target Fund, subject to approval by its shareholders.

5.	Federal Income Tax Consequences

For each year of its existence, the Target Fund has had in effect an election to be, and the Trust believes it has qualified for treatment as, a “regulated investment company” under the Code. Accordingly, the Trust believes the Target Fund has been, and expects to continue through the Closing to be, generally relieved of any federal income tax liability on the net taxable income and gains it distributes to shareholders in accordance with Subchapter M of the Code.

As a condition to the Closing of the Reorganization, the Trust will receive an opinion of counsel to IMST II substantially to the effect that the Reorganization will qualify as a “reorganization” within the meaning of Section 368(a) of the Code. Provided that the Reorganization so qualifies, the tax opinion mentioned above also will be substantially to the effect that for federal income tax purposes, with respect to the Reorganization:

•	Each of the Target Fund and the Acquiring Fund will be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

•
No gain or loss will be recognized by the Target Fund on the transfer of all of its assets to the Acquiring Fund solely in exchange for the Acquiring Fund shares and the assumption by the Acquiring Fund of all of the liabilities of the Target Fund, or upon the distribution of the Acquiring Fund shares to the shareholders of the Target Fund, except for (A) any gain or loss that may be recognized on the transfer of “section 1256 contracts” as defined in Section 1256(b) of the Code, (B) any gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (C) any other gain or loss that may be required to be recognized upon the transfer of an asset of the Target Fund regardless of whether such transfer would otherwise be a non-recognition transaction under the Code;

•
The tax basis in the hands of the Acquiring Fund of each asset transferred from the Target Fund to the Acquiring Fund in the Reorganization will be the same as the tax basis of that asset in the hands of the Target Fund immediately prior to the transfer thereof, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Target Fund on the transfer;

•
The holding period in the hands of the Acquiring Fund of each asset transferred from the Target Fund to the Acquiring Fund in the Reorganization, other than assets with respect to which gain or loss is required to be recognized by reason of the Reorganization, will include in each instance the period during which that asset was held by the Target Fund (except where investment activities of the Acquiring Fund have the effect of reducing or eliminating the holding period with respect to an asset);

•
No gain or loss will be recognized by the Acquiring Fund upon its receipt of the Target Fund’s assets solely in exchange for shares of the Acquiring Fund and the assumption of the Target Fund’s liabilities;

•	No gain or loss will be recognized by the Target Fund shareholders upon the exchange of their shares of the Target Fund for the shares of the Acquiring Fund as part of the Reorganization;

•
The aggregate tax basis of the Acquiring Fund shares that each Target Fund shareholder receives in the Reorganization will be the same as the aggregate tax basis of the Target Fund shares exchanged therefor;

•
Each Target Fund shareholder’s holding period for the Acquiring Fund shares received in the Reorganization will include the period for which such shareholder held the Target Fund shares exchanged therefor, provided that the Target Fund shareholder held such Target Fund shares as capital assets on the date of the exchange; and

•	The taxable year of the Target Fund will not end as a result of the Reorganization.

In rendering the opinion, counsel will rely upon, among other things, certain facts, assumptions and representations of the Trust, IMST II, the Target Fund and the Acquiring Fund. The condition that the parties to the Reorganization receive such an opinion may not be waived.

By reason of the Reorganization, the Acquiring Fund will succeed to and take into account any capital loss carryforwards of the Target Fund. The Reorganization is not expected to result in limitations on the Acquiring Fund’s ability to use any capital loss carryforwards of the Target Fund.

No tax ruling has been or will be received from the Internal Revenue Service (“IRS”) in connection with either Reorganization. An opinion of counsel is not binding on the IRS or a court, and no assurance can be given that the IRS would not assert, or a court would not sustain, a contrary position.

Although the Trust is not aware of any adverse state income tax consequences, the Trust has not made any investigation as to those consequences for the shareholders. Because each shareholder may have unique tax issues, shareholders should consult their own tax advisors.

6.	Comparison of Forms of Organization and Shareholder Rights

Set forth below is a discussion of the material differences between the Funds and the rights of their shareholders.

Governing Law. The Target Fund is a separate series of the Trust, which is organized as a Delaware statutory trust. The Acquiring Fund is a separate series of IMST II, which is organized as a Delaware statutory trust. The Trust’s operations are governed by its Agreement and Declaration of Trust, Amended and Restated By-Laws and applicable state law. IMST II’s operations are governed by its Agreement and Declaration of Trust, By-Laws and applicable state law.

Shareholder Liability. Under the Trust’s Agreement and Declaration of Trust, the Trust shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

Under IMST II’s Agreement and Declaration of Trust, no shareholder of the Acquiring Fund shall be subject to any personal liability in connection with the assets or the affairs of the Trust or of any of its series. The Acquiring Fund is required to indemnify shareholders and former shareholders against losses and expenses arising from any personal liability for any obligation of the Acquiring Fund solely by reason of being or having been a shareholder of the Acquiring Fund and not because of his or her acts or omissions or for some other reason.

Board of Trustees. The Reorganization will result in a change in the board because the governing board of IMST II is different from the governing board of the Trust. The Board of Trustees of the Trust has five trustees, one of whom is an “interested person” of the Trust as that term is defined under the 1940 Act. For more information, refer to the Statement of Additional Information dated June 28, 2016 for the Target Fund, which is incorporated by reference into this Proxy Statement.

The Board of Trustees for IMST II has five trustees, one of whom is an “interested person” of IMST II. For more information, refer to the Statement of Additional Information dated October 31, 2016 relating to this Proxy Statement, which is incorporated by reference into this Proxy Statement.

Classes. The Target Fund and Acquiring Fund are each a separate series of the Trust and IMST II, respectively. The Target Fund currently offers two classes of shares: Class A and Class I. The Acquiring Fund intends to offer two classes of shares: Class A and Class I. As a result of the Reorganization, Class A shareholders of the Target Fund will receive Class A shares of the Acquiring Fund and Class I shareholders of the Target Fund will receive Class I shares of the Acquiring Fund.

Following the Reorganization, the Board of Trustees of IMST II has reserved the right to create and issue additional classes of the Acquiring Fund. Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. Shares of each series or class generally vote together on fund- or trust-wide matters, except when required under federal securities laws to vote separately on matters that only affect a particular class, such as the approval of a distribution plan for a particular class.

7.	Capitalization

The capitalization of the Target Fund as of October 10, 2016 and the Acquiring Fund’s pro forma combined capitalization as of that date after giving effect to the proposed Reorganization are as follows:

(unaudited)	Target Fund	Pro forma Acquiring Fund
Net Assets
Class A1	$38,640,909	$38,640,909
Class I2	$53,700,422	53,700,422
Total	$92,341,331	$92,341,331

Shares Outstanding
Class A1	1,450,388	1,450,388
Class I2	1,998,387	1,988,387
Total	3,448,775	3,448,775

Net Asset Value per Share
Class A1	$26.47	$26.47
Class I2	26.85	26.85

[1]	Class A shares of the Target Fund will be exchanged for Class A shares of the Acquiring Fund.
[2]	Class I shares of the Target Fund will be exchanged for Class I shares of the Acquiring Fund.

G.	Additional Information about the Funds

1.	Past Performance of the Target Fund

The following information provides some indication of the risks of investing in the Target Fund. The bar chart shows the annual return for the Target Fund’s Class I shares from year to year and does not reflect the sales charges applicable to Class A shares. If sales charges were included, the return would be lower than that shown in the bar chart. The average annual total return table shows how the Target Fund’s Class I and Class A (reflecting the sales charges) average annual returns for one year and since inception compare with those of a broad measure of market performance, the BofA Merrill Lynch 3-month Treasury Bill Index, which is an unmanaged index that measures returns of 3-month Treasury Bills. The Target Fund’s past performance, before and after taxes, is not necessarily an indication of how the Target Fund will perform in the future. Updated performance information is available on the Target Fund’s website at www.orindafunds.com or by calling the Target Fund toll-free at 1-855-467-4632. If the Reorganization is approved, the Acquiring Fund will assume the performance history of the Target Fund.

Calendar-Year Total Return (before taxes) for Target Fund Class I Shares*

* The year-to-date total return for the Target Fund’s Class I shares as of June 30, 2016 was 6.34%.

During the period shown in the bar chart, the highest quarterly return was 2.39% for the quarter ended March 31, 2014, and the lowest quarterly return was (4.60)% for the quarter ended June 30, 2013.

Average Annual Total Returns (for the periods ended December 31, 2015)

	1 Year	Since Inception (4/30/2012)
Class I Shares
Return Before Taxes	2.98%	2.18%
Return After Taxes on Distributions	1.35%	1.65%
Return After Taxes on Distributions and Sale of Fund Shares	2.18%	1.55%
Class A Shares
Return Before Taxes	(2.47)%	0.45%
BofA ML 3-Month Treasury Bill Index (reflects no deduction for fees, expenses or taxes)	0.05%	0.07%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. After-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown only for the Target Fund’s Class I shares; after-tax returns for the Target Fund’s Class A shares will vary to the extent it has different expenses. The Return After Taxes on Distributions and Sale of Fund Shares is higher than other return figures when a capital loss occurs upon a redemption of Fund shares.

Portfolio Turnover

The Target Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Target Fund shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Target Fund’s performance. During the most recent fiscal year, the Target Fund’s portfolio turnover rate was 393% of the average value of its portfolio.

2.	Service Providers

Investment Advisor and Portfolio Managers

OAM provides the Target Fund with investment management services under an Investment Advisory Agreement. OAM furnishes all investment advice, personnel, office space, and facilities needed by the Target Fund. As compensation for its services, OAM is entitled to a monthly fee at the annual rate of 1.75% based upon the average daily net assets of the Fund. OAM has delegated the day to day management of the Target Fund to Vivaldi and Crescat (together, the “Sub-Advisors”). OAM pays the Sub-Advisors’ fees from its own assets and these fees are not an additional expense of the Target Fund. For the fiscal year ended February 29, 2016, OAM paid Vivaldi $215,543 for the services it provided as a sub-advisor of the Target Fund. Under the 2012 Order, OAM (subject to certain conditions and the Board’s oversight and approval) was permitted to change or select new sub-advisors without obtaining shareholder approval. The 2012 Order relief also permitted OAM to change the terms of agreements with sub-advisors with Board approval, but without shareholder approval. As of September 9, 2016 the 2012 order is no longer in effect and any future additions of sub-advisers or material amendments to existing sub-advisory agreements will need to be approved by shareholders.

The Target Fund is responsible for its own operating expenses. OAM has contractually agreed to waive its fees and/or absorb expenses of the Target Fund to ensure that the net annual operating expenses (excluding Acquired Fund Fees and Expenses, taxes, interest and dividends on securities sold short and extraordinary expenses) do not exceed 2.55% with respect to the Target Fund’s Class A Shares and 2.25% with respect to the Target Fund’s Class I Shares. The expense caps will remain in effect through at least June 27, 2017, and may be terminated only by the Trust’s Board of Trustees. OAM may request recoupment of previously waived fees and paid expenses from the Fund for three years from the date they were waived or paid, subject to the expense caps. However, if the Reorganization is approved by shareholders and completed, any unreimbursed expenses which OAM may be able to recoup under the agreement will be extinguished.

OAM will not serve as investment advisor for the Acquiring Fund. Vivaldi, one of the Target Fund’s current investment sub-advisors, will serve as the Acquiring Fund’s investment advisor. Vivaldi’s principal place of business is located at 225 W. Wacker Drive, Suite 2100, Chicago, Illinois 60606. As of August 31, 2016, Vivaldi had approximately $561 million in assets under management. Crescat, also a current investment sub-advisor to the Target Fund, will serve as an investment sub-advisor to the Acquiring Fund. Crescat’s principal place of business is located at 1560 Broadway, Suite 2270, Denver, Colorado 80292. As of August 31, 2016, Crescat had approximately $88 million in assets under management. In addition, the board of trustees of IMST II has approved RiverNorth as an investment sub-advisor to the Acquiring Fund. RiverNorth’s principal place of business is located at 325 N. LaSalle Street, Suite 645, Chicago, IL 60654. As of August 31, 2016, RiverNorth had approximately $3.4 billion in assets under management. Each of Vivaldi, Crescat and RiverNorth will manage of portion of the Acquiring Fund’s portfolio, as determined by Vivaldi. Vivaldi and IMST II intend to file a multi-managers exemptive application with the SEC that would permit Vivaldi, with the approval of the Board of Trustees of IMST II, including a majority of the independent trustees, to hire and terminate unaffiliated sub-advisors and amend existing sub-advisory agreements with unaffiliated sub-advisors for the Acquiring Fund without shareholder approval, similar to the prior multi-manager relief that was in place with respect to the Target Fund. There is no assurance the SEC will grant such relief.

A discussion summarizing the basis of the Board’s approval of the investment advisory agreement between the Trust and OAM and the investment sub-advisory agreements with Vivaldi and Crescat is included in the Target Fund’s annual report for the fiscal year ended February 29, 2016.

Vivaldi, the Acquiring Fund’s investment advisor, has contractually agreed to waive its fees and/or pay for operating expenses of the Acquiring Fund to ensure that the Acquiring Fund’s total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with SEC Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 2.25% and 1.95% of the average daily net assets of Class A and Class I shares of the Fund, respectively. This agreement is in effect until December 16, 2018, and it may be terminated before that date only by the IMST II’s Board of Trustees. The expense limitation agreement of the Acquiring Fund also may be terminated prior to the end of the initial two year period if the Investment Advisory Agreement between IMST II and Vivaldi is terminated (i) by IMST II upon 60 days’ notice to Vivaldi provided such termination was directed or approved by a vote of the majority of the Trustees of IMST II or by the vote of the holders of a majority of the voting securities of the Acquiring fund at the time outstanding or entitled to vote; (ii) by Vivaldi upon 60 days’ notice to IMST II; or (iii) by an assignment of the Investment Advisory Agreement. Vivaldi is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period ending three full fiscal years after the date of the waiver or payment.

The portfolio management teams for Vivaldi, Crescat and RiverNorth are comprised of the individuals listed below. The portfolio managers within each team are jointly and primarily responsible for the day-to-day management of the portion of the Acquiring Fund’s portfolio managed by Vivaldi, Crescat or RiverNorth, as applicable. The same Vivaldi and Crescat portfolio managers that were responsible for the management of the Target Fund will be responsible for managing Vivaldi and Crescat’s respective portion of the Acquiring Fund.

Investment Advisor	Portfolio Managers	Managed the Target Fund/Acquiring Fund Since:
Vivaldi Asset Management, LLC	Michael Peck, CFA, President, Co-CIO, PM Scott Hergott, Director of Research, Co-CIO, PM Jeff O’Brien, PM Kyle Mowery, PM Brian Murphy, PM	2014 2014 2015 2015 2015
Sub-Advisors	Portfolio Managers	Managed the Target Fund/Acquiring Fund Since:
Crescat Portfolio Management, LLC RiverNorth Capital Management, LLC	Kevin Smith, CFA, CEO, CIO Patrick W. Galley, CFA, PM Stephen O’Neill, CFA, PM	2012 2016 2016

Vivaldi Portfolio Managers

Mr. Michael Peck joined Vivaldi in February 2012 and is currently President and Co-Chief Investment Officer. Prior to Vivaldi, Mr. Peck was a Portfolio Manager at Coe Capital, LLC, a Chicago-based registered investment advisor, from March 2010 to December 2011. From June 2007 through March 2009, Mr. Peck was a paid consultant at various real estate and investment companies. From 2006 to 2008, Mr. Peck was a Senior Financial Analyst/Risk Manager at The Bond Companies. Mr. Peck graduated from Lehigh University with a Bachelor of Science in Accounting. Mr. Peck also holds a Master of Arts in Finance and a Masters in Business Administration (Real Estate Analysis and Financial Analysis) from DePaul University and is a Chartered Financial Analyst (“CFA”).

Mr. Scott Hergott joined Vivaldi in January 2013 and currently serves as both the Director of Research and Co-Chief Investment Officer. From 2010 to 2012, Mr. Hergott held both risk management and business development roles at Citadel – specifically the Pioneer Path platform of portfolio managers. Prior to Citadel, from 2003 to 2010, Mr. Hergott was a Portfolio Manager at Iron Partners, LLC, a fund of hedge funds, where he was responsible for sourcing managers and performing investment due-diligence. Mr. Hergott has a Bachelor of Arts degree in Business from Northeastern Illinois University.

Mr. Jeff O’Brien joined Vivaldi in 2014 and currently serves as portfolio manager to the Target Fund. Mr. O’Brien also serves as a portfolio manager for the Vivaldi Merger Arbitrage Fund, Highland Capital Management, LP and Highland Capital Institutional Fund II, LLC. Prior to joining Vivaldi, Mr. O’Brien was the Founder and Managing Member of Glenfinnen Capital, LLC (“Glenfinnen”) which served as the investment advisor for two merger arbitrage hedge funds. Prior to founding Glenfinnen in April 2000, Mr. O’Brien served as a portfolio manager and research analyst on the risk arbitrage desk at First Capital Alliance for five years and before that as a credit analyst at NationsBank. Mr. O’Brien earned a Bachelor of Science in Finance from Indiana University.

Mr. Kyle Mowery joined Vivaldi in February 2015 and currently serves as portfolio manager to the Target Fund. Mr. Mowery is also Managing Partner of GrizzlyRock Capital, LLC (“GrizzlyRock”). Prior to founding GrizzlyRock in 2012, Mr. Mowery was part of BMO Capital Markets’ middle market leveraged finance team. Previously, Mr. Mowery was an Analyst at McDonnell Investment Management, LLC from 2007 to 2010. Before joining McDonnell Investment Management, Mr. Mowery was an Analyst at Pacific Alternative Asset Management Company. Mr. Mowery graduated from the University of Chicago Booth School of Business with a Master of Business Administration degree and from the University of California, Los Angeles with a Bachelor of Arts in Economics.

Mr. Brian Murphy joined Vivaldi in March 2014 as a Senior Research Analyst and currently serves as portfolio manager to the Target Fund. Mr. Murphy was previously a Director at Voyager Management, LLC (“Voyager Management”), a fund of hedge fund firm, from 2010 to 2014. Prior to Voyager Management, from 2009 to 2010, Mr. Murphy was Derivatives Product Specialist at Analytic Investors, specializing in quantitative derivative hedge fund strategies. Mr. Murphy was also an Analyst at Iron Partners, LLC, a fund of hedge fund firm, from 2007 to 2009, where he was primarily responsible for covering hedged equity, equity trading, derivative and structured product services. Mr. Murphy graduated from Miami University with a Bachelor of Science in Finance.

Crescat Portfolio Manager

Kevin Smith, CFA, CEO and Chief Investment Officer, has served as managing partner and Chief Investment Officer for Crescat since inception in January 2006. Mr. Smith earned his BA in Economics from Stanford University in 1986 and an MBA with a specialization in finance from the University of Chicago’s Booth School of Business in 1992.

RiverNorth Portfolio Managers

Patrick W. Galley, CFA is a co-portfolio manager of the Acquiring Fund’s closed-end fund arbitrage strategy. Mr. Galley is the Chief Investment Officer for RiverNorth. Mr. Galley heads the firm’s research and investment team and oversees all portfolio management activities at RiverNorth. Mr. Galley also serves as the President and Chairman of RiverNorth Funds. Prior to joining RiverNorth in 2004, he was most recently a Vice President at Bank of America in the Global Investment Bank’s Portfolio Management group, where he specialized in analyzing and structuring corporate transactions for investment management firms in addition to closed-end and open-end funds, hedge funds, funds of funds, structured investment vehicles and insurance/reinsurance companies. Mr. Galley graduated with honors from Rochester Institute of Technology with a B.S. in Finance. He has received the Chartered Financial Analyst (CFA) designation, is a member of the CFA Institute and is a member of the CFA Society of Chicago.

Stephen O’Neill, CFA is a co-portfolio manager of the Acquiring Fund’s closed-end fund arbitrage strategy. Mr. O’Neill is a Portfolio Manager for RiverNorth. Mr. O’Neill conducts qualitative and quantitative analysis of closed-end funds and their respective asset classes. Prior to joining RiverNorth, he was most recently an Assistant Vice President at Bank of America in the Global Investment Bank’s Portfolio Management group. At Bank of America, he specialized in the corporate real estate, asset management, and structured finance industries. Mr. O’Neill graduated magna cum laude from Miami University in Oxford, Ohio with a B.S. in finance and a minor in economics. Mr. O’Neill has received the Chartered Financial Analyst (CFA) designation, is a member of the CFA Institute and is a member of the CFA Society of Chicago.

The Acquiring Fund’s SAI provides additional information about each portfolio manager’s compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Target Fund.

Other Service Providers

The following chart describes the service providers to the Target Fund and the Acquiring Fund:

	Target Fund	Acquiring Fund
Administrators	U.S. Bancorp Fund Services, LLC	Mutual Fund Administration, LLC
UMB Fund Services, Inc.
Fund Accounting	U.S. Bancorp Fund Services, LLC	UMB Fund Services, Inc.
Distributor	Quasar Distributors, LLC.	IMST Distributors, LLC
Transfer Agent	U.S. Bancorp Fund Services, LLC	UMB Fund Services, Inc.
Auditor	Tait, Weller & Baker LLP	Tait, Weller & Baker LLP
Custodian	U.S. Bank N.A.	UMB Bank, n.a.

II.	Proposal II - To Approve the Appointment of Vivaldi Asset Management, LLC as Advisor of Acquiring Fund

A.	Overview

In connection with the Reorganization, the Board of Trustees of IMST II (“IMST II Board”) is asking Target Fund shareholders to appoint Vivaldi, one of the current investment sub-advisors for the Target Fund, to serve as the investment advisor for the Acquiring Fund pursuant to an investment advisory agreement between IMST II and Vivaldi.

Subject to the general supervision of the IMST II Board, Vivaldi will be responsible for managing the Acquiring Fund in accordance with the Acquiring Fund’s investment objective and policies described in the Acquiring Fund's Prospectus. In addition, as the Acquiring Fund’s investment advisor, Vivaldi will have the ability to delegate day-to-day portfolio management responsibilities to one or more sub-advisors, and in that connection will be responsible for making recommendations to the IMST II Board of Trustees with respect to hiring, termination and replacement of any sub-advisor of the Acquiring Fund. As noted above, it is proposed that RiverNorth and Crescat each manage a portion of the Acquiring Fund as the Acquiring Fund’s initial sub-advisers.

At a meeting of the IMST II Board held on October 19, 2016, the IMST II Board approved the appointment of Vivaldi to serve as advisor to the Acquiring Fund as described in, and in accordance with, the terms of the investment advisory agreement between IMST II and Vivaldi, to be effective upon the Reorganization. In addition, on October 19, 2016 the Acquiring Fund’s initial shareholder also approved the investment advisory agreement between IMST II and Vivaldi, to be effective upon the Reorganization. A copy of the form of investment advisory agreement is attached as Appendix C. For a comparison of the Target Fund’s and Acquiring Fund’s fees, expenses, investment objectives, policies and restrictions, please see the discussion of Proposal I above.

As noted above, after careful consideration, the IMST II Board has approved the appointment of Vivaldi as the investment adviser for the Acquiring Fund and the solicitation of the shareholders of the Target Fund to vote “FOR” such appointment. The IMST II Board recommends that shareholders approve the agreement.

B.	Terms of the Proposed Advisory Agreement

Pursuant to the proposed advisory agreement, Vivaldi would supervise and manage the investment program of the Acquiring Fund. In addition, as the Acquiring Fund’s investment advisor, Vivaldi would have the ability to delegate day-to-day portfolio management responsibilities to one or more sub-advisors, and in that connection would be responsible for making recommendations to the IMST II Board with respect to hiring, termination and replacement of any sub-advisor of the Acquiring Fund. Vivaldi would not be liable to IMST II, under the terms of the proposed advisory agreement, for any error of judgment or mistake of law or for any loss suffered by Vivaldi or IMST II in connection with the performance of the proposed advisory agreement, except a loss resulting from a breach of fiduciary duty by Vivaldi with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on Vivaldi’s part in the performance of its duties or from reckless disregard by it of its duties under the proposed advisory agreement.

Under the proposed advisory agreement, the Acquiring Fund will compensate Vivaldi at the annual rate, calculated daily and payable monthly, of 1.60% of the Acquiring Fund’s average daily net assets. However, Vivaldi has contractually agreed to waive its fees and/or pay for operating expenses of the Acquiring Fund to ensure that the total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 2.25% and 1.95% of the average daily net assets of Class A and Class I shares of the Acquiring Fund, respectively. This agreement is in effect until December 16, 2018, and it may be terminated before that date only by IMST II’s Board. Vivaldi is permitted to seek reimbursement from the Acquiring Fund of previously waived fees or reimbursements to the Acquiring Fund for a period ending three full fiscal years after the date of reduction or payment if such repayment can be achieved within the Acquiring Fund’s expense limit in effect at the time such expense was incurred and if certain other conditions are satisfied.

If approved by the shareholders of the Target Fund, the proposed advisory agreement would continue in force with respect to the Acquiring Fund for a period of two years after the effective date of the agreement (which will be no earlier than the date approval by the shareholders of the Target Fund is obtained), unless sooner terminated as provided in the agreement. The proposed advisory agreement would continue in force from year to year thereafter with respect to the Acquiring Fund so long as it is specifically approved at least annually in the manner required by the 1940 Act.

The proposed advisory agreement would automatically terminate in the event of its assignment (as defined in the 1940 Act). The proposed advisory agreement could be terminated at any time without the payment of any penalty by the IMST II Board, by a vote of a majority of the outstanding voting securities of the Acquiring Fund, or by Vivaldi on 60 days’ written notice.

The terms of the proposed advisory agreement between IMST II and Vivaldi are similar to the terms of the existing advisory agreement between the Trust and OAM, with respect to the Target Fund. Under the existing advisory agreement OAM supervises the investments of the Target Fund in accordance with the investment objectives, policies and restrictions of the Target Fund. OAM is responsible for the accuracy and completeness (and liability for the lack thereof) of the statements in the Target Fund’s offering materials, relating to (i) OAM and its affiliates, (ii) the Target Fund’s investment strategies and related risks, and (iii) other information, in each case only if supplied by OAM for inclusion therein. OAM is liable to the Target Fund for any loss incurred by the Target Fund as a result of any improper investment made by OAM in contradiction of the Target Fund’s investment policies, other than losses or damages relating to lost profits. In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations or duties, OAM shall not be subject to liability to the Trust or the Target Fund or to any shareholder of the Target Fund for any act or omission in the course of, or connected with, rendering services or for any losses that may be sustained in the purchase, holding or sale of any security by the Target Fund. Under the existing advisory agreement the Trust compensates OAM at the annual rate, calculated daily and payable monthly, of 1.75% of the Target Fund’s average daily net assets. The initial term of the existing advisory agreement was two years from the date the Target Fund commenced operations, and has continued in effect thereafter for periods not exceeding one year, subject to annual approval in the manner required by the 1940 Act. The existing advisory agreement automatically terminates in the event of its assignment (as defined in the 1940 Act), and may also be terminated at any time without the payment of any penalty by the Trust’s Board, by a vote of a majority of the outstanding voting securities of the Target Fund, or by OAM on 60 days’ written notice.

C.	Consideration of Proposed Advisory Agreement

In advance of the meeting, the IMST II Board received information about the Acquiring Fund and the proposed advisory agreement from Vivaldi, as well as from Mutual Fund Administration Corporation and UMB Fund Services, Inc., IMST II’s co-administrators, certain portions of which are discussed below. The materials, among other things, included information about the organization and financial condition of Vivaldi; information regarding the background and experience of relevant personnel who would be providing services to the Acquiring Fund on behalf of Vivaldi and their compensation structure; information about Vivaldi’s compliance policies and procedures, disaster recovery and contingency planning, and policies with respect to portfolio execution and trading; a report of the relative performance over various time periods of the Target Fund; and reports comparing the proposed advisory fee and the estimated total expenses of the Acquiring Fund to those of a group of comparable funds (the “Peer Group”) selected by Morningstar, Inc. from its multialternative fund universe (the “Expense Universe”). The IMST II Board also received a memorandum from the independent legal counsel to its independent trustees discussing the legal standards under the 1940 Act and other applicable law for their consideration of the proposed approval of the proposed sub-advisory agreement. In addition, the IMST II Board considered information reviewed by the IMST II Board at other IMST II Board meetings with respect to Vivaldi as the investment advisor of another series of the Trust. Before voting on the proposed advisory agreement, the Independent Trustees met in a private session at which no representatives of Vivaldi or RiverNorth were present.

In approving the proposed sub-advisory agreement, the IMST II Board and its independent trustees considered a variety of factors, including those discussed below. In their deliberations, the IMST II Board and the Independent Trustees did not identify any particular factor that was controlling, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of Services. The IMST II Board noted its familiarity with Vivaldi as the investment advisor of another series of IMST II, and considered the nature, extent and quality of the services proposed to be provided by Vivaldi with respect to the Acquiring Fund. In doing so, the Board considered Vivaldi’s specific responsibilities in day-to-day management and oversight of the Acquiring Fund, as well as the qualifications, experience and responsibilities of the personnel to be involved in the activities of the Acquiring Fund. The IMST II Board also considered the overall quality of Vivaldi’s organization and operations, and Vivaldi’s compliance structure. In addition, the Board considered the respective roles of Vivaldi and the proposed sub-advisors, noting that in addition to managing a portion of the Acquiring Fund’s assets, Vivaldi would also oversee the sub-advisors, including monitoring the sub-advisors’ investment and trading activities. Vivaldi will also be responsible for monitoring the Acquiring Fund’s compliance with its investment policies.

With respect to Vivaldi’s performance results, the meeting materials indicated that returns of the Target Fund (which commenced in April 2012) were higher than the returns of the Target Fund’s benchmark, the BoA Merrill Lynch 3-month Treasury Bill Index, for one-year, three-year and since inception periods ended June 30, 2016.

The IMST II Board and its independent trustees concluded that based on the various factors they had reviewed, Vivaldi would have the capabilities, resources and personnel necessary to manage the Acquiring Fund and would provide the Acquiring Fund with a reasonable potential for good investment results.

Advisory Fee and Expense Ratio. The IMST II Board considered information included in the meeting materials regarding the proposed investment advisory fees and estimated total expenses of the Acquiring Fund. With respect to the advisory fees proposed to be paid by the Acquiring Fund, the meeting materials indicated that the advisory fee (gross of fee waivers by Vivaldi) is above both the median advisory fees of the funds in the Peer Group (by 0.05%) and above the Expense Universe median (by 0.50%). In reviewing the Acquiring Fund’s investment advisory fees the IMST II Board considered Vivaldi’s observation that a portion of the Fund’s 1.60% advisory fee would be paid to the sub-advisors based on the amount of the Acquiring Fund’s assets being managed by each firm. The IMST II Board noted that the Acquiring Fund’s advisory fees are higher than the sub-advisory fees Vivaldi receives for its management of a portion of the Target Fund’s assets. The IMST II Board also noted, however, that Vivaldi would be responsible for supervising and managing the investment program of the Acquiring Fund, as well as overseeing the sub-advisors and making recommendations to the IMST II Board of Trustees with respect to hiring, termination and replacement of any sub-advisor of the Acquiring Fund. In addition, the IMST II Board noted that although Vivaldi does not manage any other accounts with similar objectives, policies and strategies as the Acquiring Fund, the Acquiring Fund’s proposed advisory fees are higher than the advisory fees charged by Vivaldi with respect to the other series of IMST II it manages due to Vivaldi’s additional responsibilities regarding oversight of the sub-advisors.

With respect to the estimated total expenses to be paid by the Acquiring Fund, the meeting materials indicated that the Acquiring Fund’s proposed total expense ratio (net of fee waivers) is higher than the median total expenses of the funds in the Peer Group and Expense Universe by 0.02% and 0.65%, respectively. The IMST II Board noted, however, that the estimated average net assets of the Acquiring Fund after the Reorganization and in its first year of operations would be significantly lower than the average net assets of funds in the Peer Group and Expense Universe.

The IMST II Board and its independent trustees concluded that the proposed compensation payable to Vivaldi under the proposed advisory agreement would be fair and reasonable in light of the services proposed to be provided by Vivaldi to the Acquiring Fund.

Profitability and Economies of Scale. The IMST II Board also considered information relating to the estimated profitability to Vivaldi of its proposed relationship with the Acquiring Fund in its first year of operations, taking into account estimated assets of $92.5 million and determined that the profit level was reasonable. The IMST II Board noted the potential benefits that would be received by Vivaldi as a result of its relationship with the Acquiring Fund (other than advisory fees paid to Vivaldi), including the intangible benefits of its association with the Acquiring Fund generally and any favorable publicity arising in connection with the Acquiring Fund’s performance. The IMST II Board also noted that although there were no advisory fee breakpoints, after the Reorganization and during the Acquiring Fund’s startup period, the Acquiring Fund’s asset levels would likely be too low to achieve significant economies of scale and that any such economies would be considered in the future as the Acquiring Fund’s assets grow.

Benefits to Vivaldi. The IMST II Board considered the potential benefits that would be received by Vivaldi as a result of its proposed relationship with the Acquiring Fund (other than the receipt of advisory fees), including any research made available to Vivaldi by broker-dealers providing execution services to the Acquiring Fund, the intangible benefits of Vivaldi’s association with the Acquiring Fund generally, and any favorable publicity arising in connection with the Acquiring Fund’s performance.

Conclusion. Based on these and other factors, the IMST II Board and its independent trustees concluded that approval of the proposed advisory agreement would be in the best interests of the Acquiring Fund and its shareholders and, accordingly, approved the proposed advisory agreement.

D.	Information Regarding Vivaldi Asset Management, LLC

Vivaldi Asset Management, LLC is a Delaware limited liability company formed in 2013 which maintains its principal offices at 225 West Wacker, Suite 2100, Chicago Illinois 60606. Vivaldi is an investment advisor registered with the SEC and provides investment advice to open-end and closed-end funds. Vivaldi is owned by Vivaldi Holdings LLC, an entity controlled by AAJ Ventures Inc. and H/E Ventures Inc. David Sternberg owns a controlling interest in AAJ Ventures Inc. and Randal Golden owns a controlling interest in H/E Ventures Inc. As of August 31, 2016, Vivaldi had approximately $561 million in assets under management.

The names and principal occupations of each principal executive officer and director of Vivaldi are listed below. The address for each is 225 West Wacker, Suite 2100, Chicago, Illinois 60606.

Randal L. Golden	Co-Founder & Chief Financial Officer
David A. Sternberg	Co-Founder & Chief Executive Officer
Michael Peck	President & Co-Chief Investment Officer
Chad Eisenberg	Chief Operating Officer
Scott L. Hergott	Head of Research & Co-Chief Investment Officer
Michelle M. Comella	General Counsel & Chief Compliance Officer

As noted above, Vivaldi currently serves as investment sub-advisor to the Target Fund, which has the same investment objective as the Acquiring Fund. As of October 11, 2016, the Acquiring Fund had $92.5 million in assets. Pursuant to the investment sub-advisory agreement between Vivaldi and OAM, OAM pays Vivaldi an annual fee of 1.00% of the portion of the net assets of the Target Fund managed by Vivaldi.

III.	Proposal III – To Approve the Appointment of RiverNorth Capital Management, LLC as Sub-Advisor of Acquiring Fund

A.	Background

In connection with the Reorganization, the IMST II Board is also asking Target Fund shareholders to appoint RiverNorth, which is not currently an investment sub-advisor for the Target Fund, to serve as an investment sub-advisor for the Acquiring Fund pursuant to an investment sub-advisory agreement between Vivaldi and RiverNorth.

As discussed above, if the Reorganization is implemented Vivaldi will be responsible for managing the Acquiring Fund in accordance with the Acquiring Fund’s investment objective and policies described in the Acquiring Fund's Prospectus. As the Acquiring Fund’s investment advisor, Vivaldi will have the ability to delegate day-to-day portfolio management responsibilities to one or more sub-advisors, and in that connection will be responsible for making recommendations to the IMST II Board of Trustees with respect to hiring, termination and replacement of any sub-advisor of the Acquiring Fund. As noted above, it is proposed that RiverNorth and Crescat each manage a portion of the Acquiring Fund.

At a meeting of the IMST II Board held on October 19, 2016, upon the recommendation of Vivaldi and after careful consideration, the IMST II Board approved the appointment of RiverNorth to serve as a sub-advisor to a portion of the Acquiring Fund as described in and in accordance with the terms of the investment sub-advisory agreement between Vivaldi and RiverNorth, effective upon the Reorganization.

Upon the Reorganization Vivaldi will enter into an investment sub-advisory agreement with RiverNorth with respect to a portion of the Acquiring Fund. A copy of the form of investment sub-advisory agreement is attached as Appendix D. The proposed appointment does not affect the investment advisory agreement between IMST II and Vivaldi, or the sub-advisory agreement between Vivaldi and Crescat.

In addition, the proposed appointment of RiverNorth will not affect the Acquiring Fund’s total advisory fees or its investment objectives, policies or restrictions, and shareholders are not being asked to approve any changes to the Acquiring Fund’s investment objectives, policies or restrictions. For a comparison of the Target Fund’s and Acquiring Fund’s fees, expenses, investment objectives, policies and restrictions, please see the discussion of Proposal I above.

As noted above, after careful consideration and based on the recommendation of Vivaldi, the IMST II Board has approved the appointment of RiverNorth as a sub-advisor to the Acquiring Fund and the solicitation of the shareholders of the Target Fund to vote “FOR” such appointment. The IMST II Board recommends that shareholders approve the agreement.

B.	Terms of the Proposed Sub-Advisory Agreement

Pursuant to the proposed sub-advisory agreement, Vivaldi will delegate to RiverNorth responsibility to manage a portion of the assets of the Acquiring Fund. RiverNorth would not be liable to Vivaldi or the Acquiring Fund, under the terms of the proposed sub-advisory agreement, for any mistake of judgment, except in the case of lack of good faith, willful misfeasance, bad faith, negligence or reckless disregard of its obligations and duties in the performance of its duties under the proposed sub-advisory agreement.

Under the proposed sub-advisory agreement, Vivaldi will compensate RiverNorth out of the investment advisory fees Vivaldi receives from the Acquiring Fund, at the annual rate, calculated daily and payable monthly, of 1.00% of the Acquiring Fund assets managed by RiverNorth.

If approved by the shareholders of the Target Fund, the proposed sub-advisory agreement would continue in force with respect to the Acquiring Fund for a period of two years after the effective date of the agreement (which will be no earlier than the date approval by the shareholders of the Target Fund is obtained), unless sooner terminated as provided in the agreement. The proposed sub-advisory agreement would continue in force from year to year thereafter with respect to the Acquiring Fund so long as it is specifically approved for at least annually in the manner required by the 1940 Act.

The proposed sub-advisory agreement would automatically terminate in the event of its assignment (as defined in the 1940 Act), or upon termination of the advisory agreement between the Acquiring Fund and Vivaldi. The proposed sub-advisory agreement could be terminated at any time without the payment of any penalty by the IMST II Board, by a vote of a majority of the outstanding voting securities of the Acquiring Fund, or by Vivaldi on 60 days’ written notice. The proposed sub-advisory agreement could also be terminated by the RiverNorth on 60 days’ written notice.

C.	Consideration of Proposed Sub-Advisory Agreement

In advance of the meeting, the IMST II Board received information about the Acquiring Fund and the proposed sub-advisory agreement from Vivaldi and RiverNorth, as well as from Mutual Fund Administration Corporation and UMB Fund Services, Inc., IMST II’s co-administrators, certain portions of which are discussed below. The materials, among other things, included information about the organization and financial condition of RiverNorth; information regarding the background and experience of relevant personnel who would be providing services to the Acquiring Fund on behalf of RiverNorth and their compensation structure; information about RiverNorth’s compliance policies and procedures, disaster recovery and contingency planning, and policies with respect to portfolio execution and trading; a report of the relative performance over various time periods of a closed-end mutual fund managed by RiverNorth using similar investment strategies and investment styles as RiverNorth would use in managing its portion of the Acquiring Fund; and information about advisory fees charged by RiverNorth to the closed-end mutual fund. The IMST II Board also received a memorandum from the independent legal counsel to its independent trustees discussing the legal standards under the 1940 Act and other applicable law for their consideration of the proposed approval of the proposed sub-advisory agreement. Before voting on the proposed sub-advisory agreement, the independent trustees met in a private session at which no representatives of Vivaldi or RiverNorth were present.

In approving the proposed sub-advisory agreement, the IMST II Board and its independent trustees considered a variety of factors, including those discussed below. In their deliberations, the IMST II Board and the independent trustees did not identify any particular factor that was controlling, and each trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of Services. The IMST II Board considered the services proposed to be provided by RiverNorth as a sub-advisor to the Acquiring Fund. In doing so, the IMST II Board considered RiverNorth’s specific responsibilities in day-to-day portfolio management of a portion of the Acquiring Fund, as well as the qualifications, experience and responsibilities of the personnel to be involved in the activities of the Acquiring Fund. The IMST II Board also considered the overall quality of RiverNorth’s organization and operations, as well as its compliance structure.

With respect to the performance results of RiverNorth, the meeting materials indicated that returns of the RiverNorth Opportunities Fund, Inc. (which commenced in December 2015), a separate closed-end mutual fund managed by RiverNorth using similar investment strategies and investment styles as RiverNorth would use in managing its portion of the Acquiring Fund, were higher than the returns of the RiverNorth Opportunities Fund, Inc.’s benchmark, the S&P 500 Total Return Index, for the one-month, three-months, year-to-date and since inception periods ended June 30, 2016.

The IMST II Board and its independent trustees concluded that based on the various factors they had reviewed, RiverNorth would have the capabilities, resources and personnel necessary to manage the Acquiring Fund and would provide the Acquiring Fund with a reasonable potential for good investment results.

Sub-Advisory Fee. The IMST II Board reviewed information regarding the sub-advisory fee proposed to be charged by RiverNorth with respect to the Acquiring Fund. The IMST II Board observed that the proposed sub-advisory fee to be paid to RiverNorth with respect to the Acquiring Fund was higher than the fee charged to the separate closed-end fund described above. The Board also noted that Vivaldi would pay RiverNorth’s fees out of its advisory fees.

Benefits to RiverNorth. The IMST II Board considered the potential benefits that would be received by RiverNorth as a result of its proposed relationship with the Acquiring Fund (other than the receipt of sub-advisory fees), including any research made available to RiverNorth by broker-dealers providing execution services to the Acquiring Fund, the intangible benefits of RiverNorth’s association with the Acquiring Fund generally, and any favorable publicity arising in connection with the Acquiring Fund’s performance.

Conclusion. Based on these and other factors, the IMST II Board and its independent trustees concluded that approval of the proposed sub-advisory agreement would be in the best interests of the Acquiring Fund and its shareholders and, accordingly, approved the proposed sub-advisory agreement.

D.	Information Regarding RiverNorth Capital Management, LLC

RiverNorth Capital Management, LLC was founded in 2000, RiverNorth and is located at 325 N. LaSalle Street, Suite 645, Chicago, Illinois 60654. RiverNorth Capital is an investment adviser registered with the SEC and, as of August 31, 2016, managed approximately $3.4 billion for registered and unregistered investment companies and separately managed accounts. RiverNorth is a wholly-owned subsidiary of RiverNorth Financial Holdings LLC. RiverNorth Financial Holdings LLC is, in turn, owned primarily by RiverNorth Holding Co., an entity controlled, directly or indirectly, by Brian Schmucker and Patrick Galley.

The names and principal occupations of each principal executive officer and director of RiverNorth are listed below. The address for each is 325 N. LaSalle Street, Suite 645, Chicago, Illinois 60654.

Brian H. Schmucker	President & Manager
Patrick W. Galley	Chief Investment Officer & Manager
Jonathan M. Mohrhardt	Chief Operating Officers & Manager
Marcus L. Collins	General Counsel & Chief Compliance Officer

RiverNorth does not serve as investment advisor or sub-advisor to other mutual funds with investment objectives and strategies similar or partially similar to those of RiverNorth’s portion of the Acquiring Fund.

IV.	Proposal IV - To Approve the Acquiring Fund’s Use of a “Manager of Managers” Arrangement

A.	Background

In connection with the Reorganization, the IMST II Board is asking Target Fund shareholders to approve the Acquiring Fund’s use of a “manager of managers” arrangement.

At a meeting of the IMST II Board held on October 19, 2016, upon the recommendation of Vivaldi and after careful consideration, the IMST II Board approved the filing by IMST II of an application to the Securities and Exchange Commission (“SEC”) for a “manager of managers” exemptive order on behalf of the Acquiring Fund. IMST II anticipates that the application will be filed with the SEC on or about October 21, 2016. Although IMST II believes it should be able to obtain such an order, there is no assurance the SEC will grant such an order. Therefore, even if shareholders approve this proposal, the Acquiring Fund will only be able to utilize such exemptive relief if the SEC also grants such relief.

In view of the fact that such exemptive orders are typically subject to the condition that fund shareholders approve a “manager of managers” arrangement prior to reliance on the exemptive order, Target Fund shareholders are being asked to approve the “manager of managers” arrangement for the Acquiring Fund in conjunction with the solicitation of shareholder approval of the other proposals discussed in this Proxy Statement related to the Reorganization. Approval of this proposal should help the Acquiring Fund avoid unnecessary costs and provide the Fund with additional flexibility to achieve its investment objective.

If this proposal is approved and the requested SEC order is granted, the Acquiring Fund will be able to select one or more unaffiliated sub-advisers solely on the basis of merit without concern for the costs and time required to solicit and obtain shareholder approval. In all cases, shareholder interests will continue to be protected because the IMST II Board will review and approve all sub-advisory arrangements and will monitor the performance of each sub-adviser on an ongoing basis. The proposal will not affect the amount of investment advisory fees paid by the Acquiring Fund to Vivaldi. Vivaldi, not the Acquiring Fund, will pay all sub-advisory fees. When entering into and amending sub-advisory agreements, Vivaldi will negotiate fees to be paid to the sub-advisors for their services. Vivaldi’s and each sub-adviser’s fees will generally be subject to IMST II Board review and approval on an annual basis. The IMST II Board will continue to monitor the level of fees paid to Vivaldi and each sub-adviser and will have the opportunity to lower such fees if it determines that Vivaldi has achieved cost advantages or economies of scale from any sub-advisory arrangement that should be passed on to the Acquiring Fund’s shareholders.

As discussed below, based on the recommendation of Vivaldi, the IMST II Board believes that it is in the best interests of the Acquiring Fund and its shareholders to provide Vivaldi and the IMST II Board with increased flexibility to recommend, supervise, evaluate and change sub-advisors without incurring the significant delay and expense associated with obtaining prior shareholder approval, and has approved the solicitation of the shareholders of the Target Fund to vote “FOR” the use by the Acquiring Fund of a “manager of managers” arrangement. The IMST II Board recommends that shareholders approve the use by the Acquiring Fund of a “manager of managers” arrangement.

B.	Benefit to the Acquiring Fund

Without the approval of the “manager of managers” arrangement, the Acquiring Fund would be required to call and hold a shareholder meeting before it appoints a sub-advisor or materially amends a sub-advisory agreement. Additionally, the Acquiring Fund would have to seek shareholder approval of a new sub-advisory agreement if a sub-advisor undergoes a change in control, even if there will be no change in the persons managing the Acquiring Fund. Each time a shareholder meeting is called, the Acquiring Fund would have to create and distribute proxy materials and solicit proxy votes from the Fund’s shareholders. This process is time-consuming and costly, and such costs may be borne directly or indirectly by the Acquiring Fund, thereby reducing shareholders’ investment returns. A “manager of managers” arrangement allows the IMST II Board and Vivaldi to make decisions regarding sub-advisory services with regard to merit and without factoring into the decisions the significant costs and time delays associated with seeking and obtaining shareholder approval. The IMST II Board and Vivaldi anticipate that a “manager of managers” arrangement will permit the Acquiring Fund to operate more efficiently and cost-effectively.

If the Target Fund’s shareholders approve Proposal IV, the IMST II Board will oversee the selection and engagement of sub-advisors for the Acquiring Fund. Further, the IMST II Board, including a majority of its independent trustees, will evaluate and consider for approval all new sub-advisory agreements. Finally, under the 1940 Act, the IMST II Board, including a majority of its independent trustees, will be required to review and consider any sub-advisory agreement for renewal annually, following an initial two year period. Prior to entering into, renewing or amending a sub-advisory agreement, Vivaldi and the relevant sub-advisor will have a legal duty to provide the IMST II Board with information on factors pertinent to the IMST II Board’s decision regarding that agreement.

C.	Effect on Fees and Quality of Advisory Services

Proposal IV does not affect the amount of investment advisory fees to be paid by the Acquiring Fund to Vivaldi. When entering into and amending sub-advisory agreements, Vivaldi will negotiate fees paid to the sub-advisors for their services. These fees will be paid directly by Vivaldi and not by the Acquiring Fund. Therefore, any fee reduction or increase negotiated by Vivaldi may be either beneficial or detrimental to Vivaldi. The fees paid by the Acquiring Fund to Vivaldi and the fees paid by Vivaldi to the sub-advisors will be considered by the IMST II Board in approving and renewing the Acquiring Fund’s Advisory Agreement and sub-advisory agreements. Under Proposal IV, shareholder approval will continue to be required to increase the rate of the fee paid by the Acquiring Fund to Vivaldi. However, shareholder approval will not be required if the Acquiring Fund hires a new sub-advisor. Approval of a new sub-advisor will not affect the level of management and administrative services Vivaldi is required to provide to the Acquiring Fund.

D.	Conditions for Establishing a Manager of Managers Arrangement

Currently, the only means for establishing a “manager of managers” arrangement is by filing an application with the SEC requesting an exemptive order (an “Order”) that provides relief from the provisions of Section 15(a) of the 1940 Act and Rule 18f-2 thereunder and from certain related shareholder disclosure obligations. These provisions of the 1940 Act require that shareholders approve advisory agreements (including any sub-advisory agreements), approve any material amendments to such agreements, and disclose fees paid to each sub-advisor separately rather than on an aggregated basis. Vivaldi and IMST II intend to file a request for such exemptive relief with the SEC in the near future.

If the Target Fund’s shareholders approve the proposed “manager of managers” arrangement and the Reorganization is implemented, Vivaldi and the IMST II Board would be authorized to (1) engage new or additional sub-advisors not affiliated with Vivaldi, (2) enter into and modify existing sub-advisory agreements, and (3) terminate and replace sub-advisors, in each case without obtaining further approval of the Acquiring Fund’s shareholders, provided the IMST II Board, including a majority of its independent trustees, has approved the new or amended agreement. The Acquiring Fund would also be authorized to disclose fees paid to sub-advisors on an aggregated basis rather than separately. Under the terms and conditions of an Order, Vivaldi and the Acquiring Fund would be subject to several conditions imposed by the SEC. For example, within 90 days of the hiring of a new sub-advisor, the Acquiring Fund would be required to provide shareholders with (or electronic access to) an information statement containing information about the sub-advisor and the sub-advisory agreement, similar to that which would have been provided in a proxy statement seeking shareholder approval of such an agreement or change thereto. For a complete list of the conditions likely to be imposed by the terms and conditions of an Order, please refer to Appendix E. Additional or different conditions, which would be updated to reflect the Acquiring Fund’s structure, may be imposed by the SEC in the Order ultimately granted for the Acquiring Fund. There is no guarantee that the Order will be granted.

V.	Voting Information

A.	General Information

How to Vote

This Proxy Statement is being provided in connection with the solicitation of proxies by the Board of the Trust to solicit your vote at a special meeting of shareholders of the Target Fund. The Special Meeting will be held at the offices of U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202 on December 5, 2016 at 10:00 a.m., Central time.

You may submit your vote via the options listed on your proxy card:

•	complete and sign the enclosed proxy ballot and mail it to us in the prepaid return envelope (if mailed in the United States);
•	call the toll-free number printed on your proxy ballot; or
•	vote on the Internet at the website address listed on your proxy card (if applicable).

PLEASE NOTE, TO VOTE VIA THE INTERNET OR TELEPHONE, YOU WILL NEED THE "CONTROL NUMBER" THAT APPEARS ON YOUR PROXY BALLOT.

You may revoke a proxy once it is given. If you desire to revoke a proxy, you must submit a subsequent later dated proxy or a written notice of revocation to the Target Fund. You may also give written notice of revocation in person at the Special Meeting. All properly executed proxies received in time for the Special Meeting will be voted as specified in the proxy, or, if no specification is made, FOR each proposal.

Quorum

Only shareholders of record on October 10, 2016 are entitled to receive notice of and to vote at the Special Meeting or at any adjournment thereof. Each whole share of the Target Fund held as of the close of business on October 10, 2016 is entitled to one vote and each fractional share is entitled to a proportionate fractional vote. The presence in person or by proxy of forty percent (40%) of the outstanding shares of the Target Fund will be considered a quorum for the transaction of business with respect to the Target Fund.

Vote Required

Approval of each proposal (other than a vote for an adjournment of the Special Meeting) requires the affirmative vote of a majority of the outstanding shares of the Target Fund entitled to vote at the Special Meeting. For this purpose, the term “vote of a majority of the outstanding shares entitled to vote” means the vote of the lesser of (1) 67% or more of the voting shares of the Target Fund present at the Special Meeting if more than 50% of the outstanding voting shares of the Target Fund are present or represented by proxy; or (2) more than 50% of the outstanding voting shares of the Target Fund. The approval of the Reorganization is contingent upon the approval of the appointment of Vivaldi as the investment advisor to the Acquiring Fund. If the shareholders do not approve both the proposed Reorganization of the Target Fund and the appointment of Vivaldi as the investment advisor to the Acquiring Fund, then the Reorganization will not be implemented and the Board of Trustees of the Target Fund will consider what further actions to take, which may include liquidation of the Target Fund. If shareholders of the Target Fund approve the proposed Reorganization and appointment of Vivaldi, but do not approve the appointment of RiverNorth as a sub-advisor to the Acquiring Fund and/or the Acquiring Fund’s use of “manager of managers” exemptive relief, the Board of Trustees of IMST II will consider what further actions to take, if any, including resubmitting these proposals to Acquiring Fund shareholders at a later date after the Reorganization.

Adjournments

If a quorum of shareholders of the Target Fund is not present at the Special Meeting, or if a quorum is present but sufficient votes to approve any proposal described in this Proxy Statement are not received, the persons named as proxies may, but are under no obligation to, propose one or more adjournments of the Special Meeting of the Target Fund to permit further solicitation of proxies. Any business that might have been transacted at the Special Meeting with respect to the Target Fund may be transacted at any such later session(s) at which a quorum is present. The Special Meeting with respect to the Target Fund may be adjourned from time to time by a majority of the votes of the Target Fund properly cast upon the question of adjourning the Special Meeting of the Target Fund to another date and time, whether or not a quorum is present, and the Special Meeting of the Target Fund may be held as adjourned without further notice.

In determining whether to adjourn the Special Meeting, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. The persons named as proxies will vote upon such adjournment after consideration of all circumstances that may bear upon a decision to adjourn the Special Meeting. Any business that might have been transacted at the Special Meeting originally called may be transacted at any such subsequent session(s) at which a quorum is present. The costs of any additional solicitation and of any adjourned sessions will be borne by Vivaldi.

Effect of Abstentions and Broker “Non-Votes”

All proxies voted, including abstentions and broker non-votes (shares held by brokers or nominees where the underlying holder has not voted and the broker does not have discretionary authority to vote the shares), will be counted toward establishing a quorum. Because the proposals are expected to “affect substantially” a shareholder's rights or privileges, a broker may not vote shares if the broker has not received instructions from beneficial owners or persons entitled to vote, even if the broker has discretionary voting power. As a result, these shares will be treated as broker non-votes (but will not be treated as broker non-votes for other proposals, including adjournment of the Special Meeting).

Assuming the presence of a quorum, abstentions and broker non-votes will have the effect of votes against a proposal. Abstentions will not be voted “FOR” any adjournment. Broker non-votes may, at the discretion of the proxies named therein, be voted “FOR” any adjournment.

B.	Method and Cost of Solicitation

This Proxy Statement is being sent to you in connection with the solicitation of proxies by the Board of Trustees for use at the Special Meeting. The Board of Trustees of the Trust has fixed the close of business on Target Fund entitled to receive notice of the Special Meeting and to vote, and for determining the number of shares that may be voted, with respect to the Special Meeting or any adjournment thereof. The Trust expects that the solicitation of proxies will be primarily by mail and telephone. The solicitation may also include facsimile, Internet or oral communications by certain employees of Vivaldi, who will not be paid for these services. Vivaldi has retained AST Fund Solutions to provide proxy services, at an anticipated cost of approximately $36,500. Vivaldi will bear the costs of the Special Meeting, including legal costs, the costs of retaining AST Fund Solutions, and other expenses incurred in connection with the solicitation of proxies.

C.	Right to Revoke Proxy

Any shareholder giving a proxy may revoke it before it is exercised at the Special Meeting, either by providing written notice to the Trust, by submission of a later-dated, duly executed proxy or by voting in person at the Special Meeting. A prior proxy can also be revoked by proxy voting again through the toll-free number listed in the enclosed voting instructions. If not so revoked, the votes will be cast at the Special Meeting, and any postponements or continuations after an adjournment thereof. Attendance by a shareholder at the Special Meeting does not, by itself, revoke a proxy.

D.	Voting Securities and Principal Holders

Shareholders of the Target Fund at the close of business on the Record Date will be entitled to be present and vote on the proposal related to the Target Fund at the Special Meeting. As of that date, the following numbers of shares were outstanding for the Target Fund:

Vivaldi Orinda Macro Opportunities Fund	Shares Outstanding & Entitled to Vote (unaudited)
Class A	1,450,388
Class I	1,998,387

There were no outstanding shares of the Acquiring Fund on the Record Date, as the Acquiring Fund had not yet commenced operations.

To the knowledge of the Target Fund, as of October 10, 2016, the following persons owned of record or beneficially 5% or more of the outstanding class of shares of the Target Fund:

Vivaldi Orinda Macro Opportunities Fund – Class A Shares

Name and Address	% of Shares
National Financial Services LLC; Boston; MA; 02210-2031	23.00%
Charles Schwab & Company Inc; San Francisco; CA; 94105-1905	11.55%
Pershing LLC Fairfield; IA; 52556-8757	8.04%
LPL Financial Corporation San Diego; CA; 92121-3091	53.66%

Vivaldi Orinda Macro Opportunities Fund – Class I Shares

Name and Address	% of Shares
TD Ameritrade Incorporated Omaha; NE; 68154-2631	53.47%
Pershing LLC; Orland Park; IL; 60467-4531	14.26%
LPL Financial Corporation San Diego; CA; 92121-3091	13.93%
National Financial Services LLC; Oak Brook; IL; 60523-8416	10.14%

To the knowledge of the Target Fund, as of October 10, 2016, the following persons owned of record or beneficially 25% or more of the outstanding shares of the Target Fund:

Name and Address	% of Fund Shares
LPL Financial Corporation San Diego; CA; 92121-3091	67.59%
TD Ameritrade Incorporated Omaha; NE; 68154-2631	53.47%
National Financial Services LLC; Oak Brook; IL; 60523-8416	33.14%

As of the Record Date, the Officers and Trustees of the Trust, as a group, owned of record and beneficially less than 1.00% of the outstanding voting securities of the Target Fund.

E.	Interest of Certain Persons in the Transaction

Vivaldi, Crescat and RiverNorth may each be deemed to have an interest in the Reorganization because each will provide advisory services to the Acquiring Fund if the Reorganization is approved and will receive compensation for such services.

OAM will receive payments from Vivaldi in connection with the Reorganization, which will be made by Vivaldi from its own resources and not by the Acquiring Fund or its shareholders. OAM will receive an acquisition fee from Vivaldi consisting of an initial payment upon the closing of the Reorganization and six installment payments made quarterly thereafter. Vivaldi will make additional payments to OAM based on the Acquiring Fund’s assets under management for a period of thirty-six months following the close of the Reorganization, after which Vivaldi will continue to make nominal payments to OAM which will be tiered based on the Acquiring Fund’s assets under management for so long as Vivaldi serves as the investment advisor of the Acquiring Fund. Further, from its own resources, Vivaldi will pay OAM a nominal fee for the Acquiring Fund’s use of Orinda in its name and for services provided by OAM to the Acquiring Fund following the Reorganization for an initial term of three years, with an option to renew, pursuant to an investor services agreement. Such services may include facilitating communications among Acquiring Fund service providers, shareholders and intermediaries; developing, preparing and reviewing shareholder reporting and communication materials; and assisting with shareholder dispute resolution.

In addition, employees of OAM who are independent registered representatives of Foreside will receive transaction-based compensation of 0.10% of the sales price of shares of the Acquiring Fund purchased by their clients. Vivaldi will pay this compensation through Foreside from Vivaldi’s own resources.

VI.	Miscellaneous Information

A.	Other Business

The Board knows of no other business to be brought before the Special Meeting. If any other matters come before the Meeting, the Board intends that proxies that do not contain specific restrictions to the contrary will be voted on those matters in accordance with the judgment of the persons named in the enclosed proxy card.

B.	Next Meeting of Shareholders

The Target Fund is not required and does not intend to hold annual or other periodic meetings of shareholders except as required by the 1940 Act. By observing this policy, the Target Fund seeks to avoid the expenses customarily incurred in the preparation of proxy material and the holding of shareholder meetings, as well as the related expenditure of staff time. If the Reorganization is not completed, the next meeting of the shareholders of the Target Fund will be held at such time as the Board of Trustees may determine or at such time as may be legally required. Any shareholder proposal intended to be presented at such meeting must be received by the Trust at its office at a reasonable time before the Trust begins to print and mail its proxy statement, as determined by the Board of Trustees, to be included in the Target Fund’s proxy statement and form of proxy relating to that meeting, and must satisfy all other legal requirements.

C.	Legal Matters

Certain legal matters concerning the issuance of shares of the Acquiring Fund in connection with the Reorganization and the tax consequences of the Reorganization will be passed upon by Morgan, Lewis & Bockius LLP.

D.	Auditors

The financial statements of the Target Fund for the year ended February 29, 2016, contained in the Target Fund’s 2016 Annual Report to Shareholders, have been audited by Tait, Weller & Baker LLP, independent registered public accounting firm. The Acquiring Fund is newly created and does not yet have a financial history.

E.	Information Regarding the Officers and Trustees of IMST II and the Trust

No officers or Trustees of IMST II or the Trust are officers, employees, directors, general partners or shareholders of Vivaldi or RiverNorth. In addition, since February 28, 2014, no Trustee has had, directly or indirectly, a material interest, material transaction or material proposed transaction to which Vivaldi or RiverNorth, any of their parents or subsidiaries, or any subsidiaries of a parent of any such entities, was or is to be a party.

F.	Information Filed with the SEC

The Trust and IMST II are subject to the information requirements of the Securities Exchange Act of 1934 and the 1940 Act and in accordance therewith, file reports and other information, including proxy materials and charter documents, with the SEC. Reports, proxy statements, registration statements and other information filed by the Trust may be inspected without charge and copied at the public reference facilities maintained by the SEC at 100 F Street, N.E., Washington, DC 20549. Copies of such materials may also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, DC 20549 at prescribed rates.

APPENDIX A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

This Agreement And Plan Of Reorganization (the “Agreement”) is made as of the __ day of December, 2016, by and between Investment Managers Series Trust II, a Delaware statutory trust (the “Acquiring Trust”), on behalf of its Vivaldi Orinda Multi-Strategy Fund series (the “Acquiring Fund”), with its principal place of business at 235 West Galena Street, Milwaukee, Wisconsin 53212, and Advisors Series Trust, a Delaware statutory trust (the “AST Trust”), on behalf of its Vivaldi Orinda Macro Opportunities Fund series (the “Acquired Fund”), with its principal place of business at 615 East Michigan Street, Milwaukee, Wisconsin, 53202, and, solely for purposes of Paragraphs 5.12, 8.6, 10.2 and 11.2, Vivaldi Asset Management, LLC, a Delaware limited liability company (“Acquiring Fund Adviser”) with its principal place of business at 225 W. Wacker Drive, Suite 2100, Chicago, Illinois 60606. The Acquiring Fund and the Acquired Fund are sometimes referred to collectively herein as the “Funds” and individually as a “Fund.”

This Agreement is intended to constitute a plan of “reorganization” as defined in Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”) and the Treasury Regulations thereunder. The reorganization (the “Reorganization”) will consist of (1) the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for (A) the issuance of Class A and Class I shares of beneficial interest of the Acquiring Fund (collectively, the “Acquiring Fund Shares” and each an “Acquiring Fund Share”) to the Acquired Fund, and (B) the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund on the closing date of the Reorganization (the “Closing Date”), and (2) immediately thereafter, the distribution by the Acquired Fund of the Acquiring Fund Shares to the shareholders of the Acquired Fund in complete liquidation and dissolution of the Acquired Fund, all upon the terms and conditions hereinafter set forth in this Agreement. The parties hereby adopt this Agreement as a “plan of reorganization” within the meaning of Treasury Regulations Sections 1.368-2(g) and 1.368-3(a).

Whereas, the Acquiring Fund is a series of the Acquiring Trust, an open-end management investment company registered pursuant to the Investment Company Act of 1940, as amended (the “Investment Company Act”); and

Whereas, the Acquiring Fund is authorized to issue shares of beneficial interest; and

Whereas, prior to the consummation of the transactions described herein, the Acquiring Fund will have no assets, other than de minimis assets received in connection with the issuance of a nominal number of shares of the Acquiring Fund to facilitate the organization of the Acquiring Fund, and will have carried on no business activities other than as necessary to facilitate the organization of the Acquiring Fund as a new series of the Acquiring Trust; and

Whereas, the Board of Trustees of AST Trust, including a majority of the trustees who are not “interested persons” as defined in Section 2(a)(19) of the Investment Company Act (“Independent Trustees”), and the Board of Trustees of the Acquiring Trust, including a majority of the Independent Trustees, have determined that the Reorganization is in the best interests of the Acquired Fund shareholders and the Acquiring Fund shareholders, respectively, and will not dilute the interests of those shareholders;

Now, Therefore, in consideration of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.	Transfer Of Assets Of The Acquired Fund In Exchange For The Acquiring Fund Shares And Assumption Of The Assumed Liabilities; Liquidation And Termination Of The Acquired Fund.

1.1 Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund shall transfer all of its assets as set forth in Paragraph 1.2 hereof (the “Acquired Assets”) to the Acquiring Fund, free and clear of all liens and encumbrances and subject to no restrictions on the full transfer thereof (other than those arising under the Securities Act of 1933, as amended (the “Securities Act”)), and the Acquiring Fund will in exchange therefor: (i) issue to the Acquired Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, of each class with an aggregate net asset value (“NAV”) equal to the NAV of the Acquired Fund attributable to the corresponding class or classes of the Acquired Fund’s shares, as determined in the manner set forth in Paragraphs 2.1 and 2.2 hereof; and (ii) assume all of the liabilities and obligations of the Acquired Fund, whether accrued or contingent, known or unknown, existing at the Closing Date (collectively, the “Assumed Liabilities”). Such transactions shall take place at the Closing (as defined in Paragraph 3.1 below). For purposes of this Agreement, the Class A shares of the Acquired Fund correspond to the Class A shares of the Acquiring Fund and the Class I shares of the Acquired Fund correspond to the Class I shares of the Acquiring Fund, and the term “Acquiring Fund Shares” should be read to include each such class of shares of the Acquiring Fund.

1.2 (a) The Acquired Assets shall consist of all of the Acquired Fund’s property, including, without limitation, all portfolio securities and instruments, dividends and interest receivables, cash, goodwill, contractual rights and choses in action of the Acquired Fund or AST Trust in respect of the Acquired Fund, all other intangible property owned by the Acquired Fund, originals or copies of or access to all books and records of the Acquired Fund, and all other assets of the Acquired Fund on the Closing Date. The Acquiring Fund shall also be entitled to receive (or, to the extent agreed upon between AST Trust and the Acquiring Trust, be provided access to) copies of all records that AST Trust is required to maintain under the Investment Company Act, and the rules of the U.S. Securities and Exchange Commission (the “Commission”) promulgated thereunder, or other applicable laws, to the extent such records pertain to the Acquired Fund; provided, however, that the Acquiring Trust understands and agrees that certain of the records of AST Trust in respect of the Acquired Fund contain confidential, non-public information relating to certain funds other than the Acquired Fund (the “Unrelated Information”), and the Acquiring Trust agrees, subject to applicable law, to keep such Unrelated Information in the strictest confidence unless otherwise required by law.

(b) AST Trust has provided the Acquiring Trust with a list of all of the Acquired Fund’s securities and other assets as of the date of execution of this Agreement, and the Acquiring Trust has provided AST Trust with a copy of the current investment policies and restrictions and fair value procedures applicable to the Acquiring Fund. The Acquired Fund reserves the right to sell any of such securities or other assets before the Closing Date (except to the extent sales may be limited by representations of the Acquired Fund made in connection with the issuance of the tax opinion provided for in Paragraph 8.5 hereof).

1.3 AST Trust shall use its best efforts to discharge all of the known liabilities and obligations of the Acquired Fund that are or will become due prior to the Closing.

1.4 Immediately following the actions contemplated by Paragraph 1.1, AST Trust shall liquidate the Acquired Fund and distribute pro rata on a class-by-class basis to the Acquired Fund’s shareholders of record, determined as of the close of regular trading on the New York Stock Exchange on the Closing Date (the “Acquired Fund Shareholders”), the Acquiring Fund Shares received by the Acquired Fund pursuant to Paragraph 1.1 hereof. Each Acquired Fund Shareholder shall receive the number of full and fractional Acquiring Fund Shares of each class corresponding to the class of shares of beneficial interest in the Acquired Fund (the “Acquired Fund Shares”) held by such Acquired Fund Shareholder that has an aggregate NAV equal to the aggregate NAV of the Acquired Fund Shares of that class held of record by such Acquired Fund Shareholder on the Closing Date. Such liquidation and distribution shall be accomplished by AST Trust instructing the Acquiring Trust to transfer the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund established and maintained by the Acquiring Fund’s transfer agent in the names of the Acquired Fund Shareholders and representing the respective numbers of the Acquiring Fund Shares of each applicable class due to the Acquired Fund Shareholders. AST Trust shall promptly provide the Acquiring Trust with evidence of such liquidation and distribution. All issued and outstanding Acquired Fund Shares shall simultaneously be cancelled on the books of the Acquired Fund, and the Acquired Fund shall be terminated as soon as reasonably practicable after such distribution, but in all events within six months after the Closing Date. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

1.5 Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent.

1.6 Any transfer taxes payable upon issuance of Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund Shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.7 Any reporting responsibility of AST Trust with respect to the Acquired Fund, including, but not limited to, the responsibility for filing of regulatory reports, Tax Returns (as defined in Paragraph 4.1(h)(I) hereof), or other documents with the Commission, any state securities commissions, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of AST Trust. AST Trust agrees to file such regulatory reports, Tax Returns, and other documents on a timely basis. The Acquiring Trust shall fully cooperate with AST Trust to the extent necessary for such reporting responsibilities to be discharged.

1.8 No sales load, contingent deferred sales charge, commission, redemption fee or other transactional fee will be charged as a result of the Reorganization. With respect to shares of the Acquired Fund, for purposes of determining any contingent deferred sales charge applicable to corresponding Acquiring Fund shares received as a result of the Reorganization, the same sales charge and schedule that applied to such Acquired Fund shares prior to the Reorganization will apply after the Reorganization and the holding period will be calculated from the date such Acquired Fund shares were initially issued by the Acquired Fund.

2.	Valuation

2.1 The NAV per share of each class of Acquiring Fund Shares and the NAV per share of each class of Acquired Fund Shares shall, in each case, be determined as of the close of regular trading on the New York Stock Exchange (generally, 4:00 p.m., Eastern time) on the Closing Date (the “Valuation Time”). The NAV of each Acquiring Fund Share shall be computed by UMB Fund Services, Inc., in its capacity as Fund Accounting Agent for the Acquiring Trust (the “Acquiring Fund Accounting Agent”), in the manner set forth in the Acquiring Trust’s Agreement and Declaration of Trust, or By-Laws, and the Acquiring Fund’s then-current prospectus and statement of additional information. The NAV of the Acquired Fund shall be computed by U.S. Bancorp Fund Services, LLC, in its capacity as Fund Accounting Agent for AST Trust (the “Acquired Fund Accounting Agent”), in the manner set forth in AST Trust’s Agreement and Declaration of Trust or Amended and Restated By-Laws, and the Acquired Fund’s then-current prospectus and statement of additional information. The Acquired Fund Accounting Agent shall confirm to the Acquiring Fund the NAV of the Acquired Fund.

2.2 The number of shares of each class of Acquiring Fund Shares to be issued (including fractional shares, if any) as part of the exchange for the Acquired Assets shall be determined by the Acquiring Fund Accounting Agent by dividing the NAV of the Acquired Fund attributable to each class of Acquired Fund shares, as determined in accordance with Paragraph 2.1 hereof, by the NAV of one Acquiring Fund Share of the corresponding class, as determined in accordance with Paragraph 2.1 hereof.

2.3 The Acquiring Trust and AST Trust shall cause each of the Acquiring Fund Accounting Agent and the Acquired Fund Accounting Agent to deliver a copy of its valuation report to the other party at the Closing. All computations of value shall be made by the Acquiring Trust Accounting Agent and the Acquired Fund Accounting Agent in accordance with its regular practice as pricing agent for the Acquiring Fund and the Acquired Fund, respectively. To the extent that the valuation policies and procedures of the Acquiring Trust and the AST Trust would result in a material valuation difference, the Acquiring Trust and the AST Trust agree to use commercial reasonable efforts to resolve prior to the Valuation Time any material valuation differences with respect to portfolio securities of the Acquired Fund that will be transferred to the Acquiring Fund.

3.	Closing And Closing Date

3.1 The Closing Date shall be December __, 2016, or such later date as the parties may agree to in writing. All acts necessary to consummate the Reorganization (the “Closing”) shall be deemed to take place simultaneously as of 5:00 p.m. (Eastern time) on the Closing Date unless otherwise provided. The Closing shall be held at the offices of Mutual Fund Administration, LLC, 2220 E. Route 66, Suite 226, Glendora, California 91740, or at such other place as the parties may agree.

3.2 Portfolio securities that are held other than in book-entry form in the name of U.S. Bank National Association (the “Acquired Fund Custodian”) as record holder for the Acquired Fund shall be presented by the Acquired Fund to UMB Bank, n.a. (the “Acquiring Fund Custodian”) for examination no later than three business days preceding the Closing Date. AST Trust, on behalf of the Acquired Fund, shall instruct the Acquired Fund Custodian to deliver any such portfolio securities that the Acquired Fund Custodian so holds at the Valuation Time to the Acquiring Fund Custodian for the account of the Acquiring Fund on the Closing Date, duly endorsed in proper form for transfer, in such condition as to constitute good delivery thereof in accordance with the custom of brokers, and accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. Portfolio securities held of record by the Acquired Fund Custodian in book-entry form on behalf of the Acquired Fund shall be delivered on the Closing Date by the Acquired Fund Custodian through the Depository Trust Company to the Acquiring Fund Custodian and by the Acquiring Fund Custodian recording the beneficial ownership thereof by the Acquiring Fund on the Acquiring Fund Custodian’s records. Any cash balances maintained by the Acquired Fund Custodian shall be delivered on the Closing Date by the Acquired Fund Custodian transmitting immediately available funds by wire transfer to the Acquiring Fund Custodian and the Acquiring Fund Custodian crediting such funds to the account of the Acquiring Fund.

3.3 The Acquired Fund Custodian shall deliver within one business day after the Closing a certificate of an authorized officer stating that: (a) the Acquired Assets have been delivered in proper form to the Acquiring Fund on the Closing Date, and (b) all necessary transfer taxes including all applicable federal and state stock transfer stamps, if any, have been paid, or provision for payment has been made in conjunction with the delivery of portfolio securities as part of the Acquired Assets.

3.4 If on the Closing Date (a) the New York Stock Exchange is closed to trading or trading thereon shall be restricted or (b) trading or the reporting of trading on such exchange or elsewhere is disrupted so that accurate appraisal of the NAV of the Acquiring Fund Shares or the Acquired Fund pursuant to Paragraph 2.1 hereof is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

3.5 The Acquired Fund shall deliver at the Closing a list of the names, addresses, federal taxpayer identification numbers and backup withholding and Chapter 3 and Chapter 4 withholding statuses and certificates of the Acquired Fund Shareholders and the number of outstanding Acquired Fund Shares owned by each Acquired Fund Shareholder as of the Valuation Time, certified by the President or a Secretary of AST Trust and its Treasurer, Secretary or other authorized officer (the “Shareholder List”) as being an accurate record of the information (a) provided by the Acquired Fund Shareholders, (b) provided by the Acquired Fund Custodian, or (c) derived from AST Trust’s records by such officers or one of AST Trust’s service providers. For purposes of this Agreement, “Chapter 3 and Chapter 4 withholding” refers to the withholding provisions under Sections 1441–1474 of the Code. The Acquiring Fund shall issue and deliver to the Acquired Fund a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date, or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund’s account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request.

4.	Representations And Warranties

4.1 Except as set forth on a disclosure schedule previously provided in writing by AST Trust to the Acquiring Trust, AST Trust, on behalf of the Acquired Fund, represents, warrants and covenants to the Acquiring Trust, on behalf of the Acquiring Fund, which representations, warranties and covenants will be true and correct on the date hereof and on the Closing Date as though made on and as of the Closing Date, as follows:

(a) The Acquired Fund is a series of AST Trust. AST Trust is a statutory trust validly existing and in good standing under the laws of the State of Delaware and has the power to own all of its properties and assets and, subject to approval by the Acquired Fund’s shareholders, to perform its obligations under this Agreement. The Acquired Fund is not required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would subject it to any material liability or disability. The Acquired Fund has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted.

(b) AST Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the Investment Company Act is in full force and effect.

(c) AST Trust is not in violation of, and the execution and delivery of this Agreement and the performance of its obligations under this Agreement on behalf of the Acquired Fund will not result in a violation of, any provision of AST Trust’s Agreement and Declaration of Trust or Amended and Restated By-Laws or any material agreement, indenture, instrument, contract, lease or other undertaking with respect to the Acquired Fund to which AST Trust, on behalf of the Acquired Fund, is a party or by which the Acquired Fund or any of its assets are bound.

(d) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to its knowledge threatened against the Acquired Fund or any of the Acquired Fund’s properties or assets and AST Trust knows of no facts which could reasonably be expected to form the basis for the institution of such proceedings. Neither AST Trust nor the Acquired Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially adversely affects the Acquired Fund’s business or its ability to consummate the transactions contemplated herein or would be binding upon the Acquiring Fund as the successor to the Acquired Fund.

(e) Neither AST Trust, on behalf of the Acquired Fund, nor the Acquired Fund has any material contracts or other commitments (other than this Agreement, agreements for the purchase and sale of securities or other permitted investments) which will not be terminated at or prior to the Closing Date and no such termination will result in liability to the Acquired Fund or the Acquiring Fund.

(f) The statement of assets and liabilities of the Acquired Fund, the related statements of operations and changes in net assets, and the schedule of investments, and the notes thereto, as of and for the fiscal year ended February 29, 2016, have been audited by an independent registered public accounting firm retained by the Acquired Fund, are in accordance with generally accepted United States accounting principles ("GAAP") consistently applied, and fairly reflect, in all material respects, the financial condition of the Acquired Fund as of such date and the results of its operations for the period then ended, and the Acquired Fund had no known liabilities of a material amount as of the date thereof, whether actual or contingent, other than those disclosed therein. The Statement of Assets and Liabilities will be in accordance with GAAP consistently applied and will fairly reflect, in all material respects, the financial condition of the Acquired Fund as of such date and the results of its operations for the period then ended. Except for the Assumed Liabilities, the Acquired Fund will not have any known or contingent liabilities on the Closing Date. No significant deficiency, material weakness, fraud, significant change or other factor that could significantly affect the internal controls of the Acquired Fund has been disclosed or is required to be disclosed in the Acquired Fund’s reports on Form N-CSR to enable the chief executive officer and chief financial officer or other officers of AST Trust to make the certifications required by the Sarbanes-Oxley Act, and no deficiency, weakness, fraud, change, event or other factor exists with respect to the Acquired Fund that will be required to be disclosed in the Acquiring Fund’s Form N-CSR after the Closing Date.

(g) Since the most recent fiscal year end, except as specifically disclosed in the Acquired Fund’s prospectus or its statement of additional information as in effect on the date of this Agreement, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities, business or prospects, or any incurrence by the Acquired Fund of indebtedness, except for normal contractual obligations incurred in the ordinary course of business or in connection with the settlement of purchases and sales of portfolio securities. For the purposes of this subparagraph (g) (but not for any other purpose of this Agreement), a decline in NAV per Acquired Fund Share arising out of its normal investment operations or a decline in market values of securities in the Acquired Fund’s portfolio or a decline in net assets of the Acquired Fund as a result of redemptions shall not constitute a material adverse change.

(h) (A) The Acquired Fund is a separate series of AST Trust treated as a corporation separate from each other series of AST Trust under Section 851(g) of the Code. For each taxable year of its existence, the Acquired Fund has had in effect an election to be a regulated investment company under Subchapter M of the Code, has satisfied, and, for the current taxable year, subject to the accuracy of the representations and warranties in Paragraph 4.2(n), expects to satisfy, all of the requirements of Subchapter M of the Code for treatment as a regulated investment company, and for each such taxable year, the Acquired Fund has been (or, for the current taxable year, subject to the accuracy of the representations and warranties in Paragraph 4.2(n), expects to be) eligible to compute its federal income tax under Section 852 of the Code. The Acquired Fund does not and will not have any unpaid tax liability under Section 4982 of the Code for any period ending on or before the Closing Date.

(B) The Acquired Fund has timely filed all Tax Returns (as defined below) that it was required to file, and all such Tax Returns are complete and accurate in all material respects. The Acquired Fund has timely paid all Taxes (as defined below), that it was required to pay, whether or not such Taxes were shown on a Tax Return.

(C) There are no outstanding waivers or extensions of any applicable statute of limitations relating to the assessment or collection of Taxes of the Acquired Fund.

(D) Neither the Acquired Fund nor AST Trust has been notified in writing that any examinations of the Tax Returns of the Acquired Fund are currently in progress or threatened, and no deficiencies have been asserted or assessed in writing against the Acquired Fund as a result of any audit by the Internal Revenue Service or any state, local or foreign taxing authority, and, to the knowledge of AST Trust, no such deficiency has been proposed or threatened.

(E) All Taxes that the Acquired Fund is required by law to have withheld or collected have been duly withheld or collected and, to the extent required, have been timely paid to the proper governmental agency.

(F) There are (and as of immediately following the Closing there will be) no liens on the assets of the Acquired Fund relating to or attributable to Taxes, except for Taxes not yet due and payable.

(G) The Acquired Fund has complied in all material respects with (1) any and all United States Tax information return reporting of dividends and other distributions on and redemptions of its shares of beneficial interest, including but not limited to those related to shareholder cost basis reporting pursuant to Sections 1012, 6045, 6045A and 6045B of the Code and related Treasury Regulations, and (2) United States federal income tax rules relating to the collection and maintenance of IRS Forms W-9 and W-8, as applicable.

H) The Acquired Fund has no actual or potential liability for any Tax obligation of any other taxpayer. The Acquired Fund is not a party to any Tax allocation, sharing, or indemnification agreement.

(I) For purposes of this Agreement, “Taxes” or “Tax” shall mean all taxes, charges, fees, duties, deficiencies, customs, levies or other similar assessments or liabilities, including without limitation income, gross receipts, ad valorem, premium, value-added, excise, real property, personal property, sales, use, transfer, withholding, employment, unemployment, insurance, social security, business license, business organization, environmental, workers compensation, payroll, profits, license, lease, service, service use, severance, stamp, occupation, windfall profits, customs, duties, franchise, net worth, estimated and other taxes imposed by the United States of America or any state, local or foreign government, or any agency thereof, or other political subdivision of the United States or any such government, and any interest, fines, penalties, assessments or additions to tax resulting from, attributable to or incurred in connection with any tax or any contest or dispute thereof; and “Tax Returns” shall mean all reports, returns, declarations, statements or other information required to be supplied to a governmental or regulatory authority or agency, in connection with Taxes and any associated schedules, attachments, work papers, or other information, including any attachments, produced in connection with such items, as well as any information returns required by any governmental or regulatory authority to be provided to any other person in connection with Taxes.

(i) All issued and outstanding Acquired Fund Shares are, and on the Closing Date will be, validly issued and outstanding, fully paid and non-assessable by AST Trust. All of the issued and outstanding Acquired Fund Shares will, at the time of Closing, be held of record by the persons and in the amounts set forth in the Shareholder List delivered at the Closing pursuant to Paragraph 3.5 hereof. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquired Fund Shares, nor is there outstanding any security convertible into any Acquired Fund Shares.

(j) At the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Assets, and full right, power and authority to sell, assign, transfer and deliver the Acquired Assets to the Acquiring Fund, and, upon delivery and payment for the Acquired Assets, the Acquiring Fund will acquire good and marketable title thereto, free of any liens or other encumbrances and subject to no restrictions on the full transfer thereof, except such restrictions as might arise under the Securities Act and, as previously disclosed to the Acquiring Fund, such restrictions generally applicable to the Acquired Assets of the type being transferred in the ordinary course.

(k) AST Trust has the trust power and authority, on behalf of the Acquired Fund, to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of AST Trust’s Board of Trustees, and, subject to the approval of the Acquired Fund’s shareholders, assuming due authorization, execution and delivery by the Acquiring Trust, on behalf of the Acquiring Fund, this Agreement will constitute a valid and binding obligation of AST Trust, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(l) The information to be furnished in writing by the Acquired Fund to the Acquiring Fund for use in applications for orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby and any information necessary to compute the total return of the Acquired Fund shall be accurate and complete and shall comply in all material respects with federal securities and other laws and regulations applicable thereto.

(m) The information included in the proxy statement (the “Proxy Statement”) forming part of the Acquiring Trust’s Registration Statement on Form N-14 filed in connection with this Agreement (the “Registration Statement”) that has been furnished in writing by AST Trust to the Acquiring Trust for inclusion in the Registration Statement, on the effective date of that Registration Statement and on the Closing Date, will conform in all material respects to the applicable requirements of the Securities Act, the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Investment Company Act and the rules and regulations of the Commission promulgated thereunder, and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

(n) Upon the effectiveness of the Registration Statement, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement.

(o) All of the issued and outstanding Acquired Fund Shares have been offered for sale and sold in compliance in all material respects with all applicable federal and state securities laws, except as may have been previously disclosed in writing to the Acquiring Fund.

(p) The current prospectus and statement of additional information of the Acquired Fund and each prospectus and statement of additional information of the Acquired Fund used during the six-year period ending on the date of this Agreement, and any amendments or supplements thereto, conform or conformed at the time of their distribution to the public in all material respects to the applicable requirements of the Securities Act and the Investment Company Act and the rules and regulations of the Commission thereunder and do not or did not as of their dates or the dates of their distribution to the public contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which such statements were made, not materially misleading.

(q) The Acquired Fund currently complies in all material respects with, and for the six-year period ending on the date of this Agreement, has complied in all material respects with, the requirements of, and the rules and regulations under, the Investment Company Act, the Securities Act, the Exchange Act, state “Blue Sky” laws and all other applicable federal and state laws or regulations. The Acquired Fund currently complies in all material respects with, and for the six-year period ending on the date of this Agreement has complied in all material respects with, all investment objectives, policies, guidelines and restrictions and any compliance procedures established by AST Trust with respect to the Acquired Fund. All advertising and sales material used by the Acquired Fund complies in all material respects with, and for the six-year period ending on the date of this Agreement has complied in all material respects with, the applicable requirements of the Securities Act, the Investment Company Act, the rules and regulations of the Commission promulgated thereunder, and, to the extent applicable, the Conduct Rules of the Financial Industry Regulatory Authority (“FINRA”) and any applicable state regulatory authority. All registration statements, prospectuses, reports, proxy materials or other filings required to be made or filed with the Commission, FINRA or any state securities authorities by the Acquired Fund during the six-year period ending on the date of this Agreement have been duly filed and have been approved or declared effective, if such approval or declaration of effectiveness is required by law. Such registration statements, prospectuses, reports, proxy materials and other filings under the Securities Act, the Exchange Act and the Investment Company Act (i) are or were in compliance in all material respects with the requirements of all applicable statutes and the rules and regulations promulgated thereunder and (ii) do not or did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not false or misleading.

(r) Neither the Acquired Fund nor, to the knowledge of AST Trust, any “affiliated person” of the Acquired Fund has been convicted of any felony or misdemeanor, described in Section 9(a)(1) of the Investment Company Act, nor, to the knowledge of AST Trust, has any affiliated person of the Acquired Fund been the subject, or presently is the subject, of any proceeding or investigation with respect to any disqualification that would be a basis for denial, suspension or revocation of registration as an investment adviser under Section 203(e) of the Investment Advisers Act of 1940, as amended (the “Investment Advisers Act”), or Rule 206(4)-4(b) thereunder or of a broker-dealer under Section 15 of the Exchange Act, or for disqualification as an investment adviser, employee, officer or director of an investment company under Section 9 of the Investment Company Act.

(s) The tax representation certificate to be delivered by AST Trust on behalf of the Acquired Fund to the Acquiring Trust and Morgan, Lewis & Bockius LLP at the Closing pursuant to Paragraph 7.4 hereof (the “AST Trust Tax Representation Certificate”) will not on the Closing Date contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading.

(t) There are no certificates representing ownership of Acquired Fund Shares currently outstanding.

(u) The Acquired Fund does not have any liability under any applicable law pertaining to abandoned property or escheatment, or other similar laws, with respect to unclaimed checks, dormant accounts or other similar matters.

4.2 Except as set forth on a disclosure schedule previously provided by the Acquiring Trust to AST Trust, the Acquiring Trust, on behalf of the Acquiring Fund, represents, warrants and covenants to AST Trust, on behalf of the Acquired Fund, which representations, warranties and covenants will be true and correct on the date hereof and on the Closing Date as though made on and as of the Closing Date, as follows:

(a) The Acquiring Fund is a series of the Acquiring Trust. The Acquiring Fund has not commenced operations and will not do so until the Closing. The Acquiring Trust is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware. The Acquiring Trust has the power to own all of its properties and assets and to perform its obligations under this Agreement. The Acquiring Fund is not required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would subject it to any material liability or disability. The Acquiring Fund has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted.

(b) The Acquiring Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the Investment Company Act is in full force and effect.

(c) The Acquiring Trust’s registration statement on Form N-1A with respect to the Acquiring Fund that will be in effect on the Closing Date, and the prospectus and statement of additional information of the Acquiring Fund included therein, will conform in all material respects with the applicable requirements of the Securities Act and the Investment Company Act and the rules and regulations of the Commission thereunder, and did not as of the effective date thereof and will not as of the Closing Date contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

(d) The Registration Statement, the Proxy Statement and statement of additional information with respect to the Acquiring Fund, and any amendments or supplements thereto in effect on or prior to the Closing Date included in the Registration Statement (other than written information furnished by the Acquired Fund for inclusion therein, as covered by the Acquired Fund’s warranty in Paragraph 4.1(m) hereof) will conform in all material respects to the applicable requirements of the Securities Act and the Investment Company Act and the rules and regulations of the Commission thereunder. Neither the Registration Statement nor the Proxy Statement (other than written information furnished by the Acquired Fund for inclusion therein, as covered by the Acquired Fund’s warranty in Paragraph 4.1(m) hereof) will contain any untrue statement of material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(e) The Acquiring Trust is not in violation of, and the execution and delivery of this Agreement and performance of its obligations under this Agreement on behalf of the Acquiring Fund will not result in a violation of, any provision of the Acquiring Trust’s Agreement and Declaration of Trust or By-Laws or any material agreement, indenture, instrument, contract, lease or other undertaking with respect to the Acquiring Fund to which the Acquiring Trust is a party or by which the Acquiring Fund or any of its assets is bound.

(f) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or threatened against the Acquiring Fund or any of the Acquiring Fund’s properties or assets. The Acquiring Trust knows of no facts which could reasonably be expected to form the basis for the institution of such proceedings. Neither the Acquiring Trust nor the Acquiring Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially adversely affects the Acquiring Fund’s business or its ability to consummate the transactions contemplated herein.

 (g) The Acquiring Fund has no actual or potential liability for any Tax obligation of any taxpayer other than the Acquiring Fund and, if the Reorganization is consummated, the Acquired Fund. The Acquiring Fund is not a party to any Tax allocation, sharing, or indemnification agreement.

(h) The authorized capital of the Acquiring Fund consists of an unlimited number of shares of beneficial interest. As of the Closing Date, the Acquiring Fund will be authorized to issue an unlimited number of shares of beneficial interest. The Acquiring Fund Shares to be issued and delivered to the Acquired Fund for the account of the Acquired Fund Shareholders pursuant to the terms of this Agreement will have been duly authorized on the Closing Date and, when so issued and delivered, will be validly issued and outstanding, fully paid and non-assessable. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares other than the rights of the Acquired Fund pursuant to this Agreement, nor is there outstanding any security convertible into any Acquiring Fund Shares.

(i) All issued and outstanding Acquiring Fund Shares are, and on the Closing Date will be, validly issued and outstanding, fully paid and non-assessable and have been offered for sale and sold in every state and the District of Columbia in compliance in all material respects with all applicable federal and state securities laws.

(j) The Acquiring Trust has the trust power and authority, on behalf of the Acquiring Fund, to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Trust’s Board of Trustees, and, assuming due authorization, execution and delivery by AST Trust, on behalf of the Acquired Fund, this Agreement will constitute a valid and binding obligation of the Acquiring Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(k) The information to be furnished in writing by the Acquiring Fund or the Acquiring Fund Adviser for use in applications for orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto or the requirements of any form for which its use is intended, and will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the information provided not misleading.

(l) No consent, approval, authorization or order of or filing with any court or governmental authority is required for the execution of this Agreement or the consummation of the transactions contemplated by the Agreement by the Acquiring Fund, except for the registration of the Acquiring Fund Shares under the Securities Act and the Investment Company Act.

(m) Neither the Acquiring Fund nor, to the knowledge of the Acquiring Trust, any “affiliated person” of the Acquiring Fund has been convicted of any felony or misdemeanor, described in Section 9(a)(1) of the Investment Company Act, nor, to the knowledge of the Acquiring Trust, has any affiliated person of the Acquiring Fund been the subject, or presently is the subject, of any proceeding or investigation with respect to any disqualification that would be a basis for denial, suspension or revocation of registration as an investment adviser under Section 203(e) of the Investment Advisers Act or Rule 206(4)-4(b) thereunder or of a broker-dealer under Section 15 of the Exchange Act, or for disqualification as an investment adviser, employee, officer or director of an investment company under Section 9 of the Investment Company Act.

(n) The Acquiring Fund is a newly-formed separate series of the Acquiring Trust that, immediately following the Reorganization, will be treated as a corporation separate from each other series of the Acquiring Trust under Section 851(g) of the Code. Prior to the Closing Date, the Acquiring Fund will have no assets, liabilities or operations of any kind other than the issuance of a nominal number of initial shares of each class of the Acquiring Fund to an affiliate of the Acquiring Trust (the “Initial Shares”) for the purpose of enabling such affiliate to vote on matters required by the Investment Company Act, which Initial Shares shall be redeemed by the Acquiring Fund at or before the Closing for the price at which they were issued. Subject to the accuracy of the representations and warranties in paragraph 4.1(h)(A), for the taxable year that includes the Closing Date, the Acquiring Trust expects that the Acquiring Fund will meet the requirements of Subchapter M of the Code for qualification as a regulated investment company and will be eligible to, and will, compute its federal income tax under Section 852 of the Code.

(o) The tax representation certificate to be delivered by the Acquiring Trust on behalf of the Acquiring Fund to AST Trust and Morgan, Lewis & Bockius LLP at the Closing pursuant to Paragraph 6.3 hereof (the “Acquiring Trust Tax Representation Certificate”) will not on the Closing Date contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading.

5.	Covenants

5.1 The Acquired Fund will operate its business in the ordinary course of business between the date hereof and the Closing Date. It is understood that such ordinary course of business will include the declaration and payment of customary dividends and other distributions and any other dividends and other distributions necessary or advisable (except to the extent dividends or other distributions that are not customary may be limited by representations made in connection with the issuance of the tax opinion described in Paragraph 8.5 hereof), in each case payable either in cash or in additional shares.

5.2 AST Trust will call a special meeting of the Acquired Fund’s shareholders to consider approval of this Agreement and act upon the matters set forth in the Proxy Statement.

5.3 The Acquiring Fund will prepare the notice of meeting, form of proxy and Proxy Statement (collectively, “Proxy Materials”) to be used in connection with such meeting, and will promptly prepare and file with the Commission the Registration Statement. AST Trust will provide the Acquiring Fund with information reasonably requested for the preparation of the Registration Statement in compliance with the Securities Act, the Exchange Act, and the Investment Company Act.

5.4 The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired by the Acquired Fund for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

5.5 The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requires concerning the beneficial ownership of the Acquired Fund Shares.

5.6 Subject to the provisions of this Agreement, each Fund will take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate the transactions contemplated by this Agreement.

5.7 The Acquired Fund shall furnish to the Acquiring Fund on the business day immediately following the Closing Date a statement of assets and liabilities of the Acquired Fund as of the Closing Date (“Statement of Assets and Liabilities”) setting forth the NAV (as computed pursuant to Paragraph 2.1 hereof) of the Acquired Fund as of the Valuation Time, which statement shall be prepared in accordance with GAAP consistently applied and will fairly reflect, in all material respects, the financial condition of the Acquired Fund as of such date and shall be certified by AST Trust’s Treasurer or Assistant Treasurer. As promptly as practicable, but in any case within 30 days after the Closing Date, AST Trust shall furnish to the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes, and of any capital loss carryovers and other items that will be carried over to the Acquiring Fund under the Code, which statement will be certified by the Treasurer or Assistant Treasurer of AST Trust.

5.8 Neither Fund shall take any action that is inconsistent with the representations set forth herein or, with respect to the Acquired Fund, in AST Trust Tax Representation Certificate and, with respect to the Acquiring Fund, in the Acquiring Trust Tax Representation Certificate.

5.9 Unless otherwise required pursuant to a “determination” within the meaning of Section 1313(a) of the Code, the parties hereto shall treat and report the Reorganization as a “reorganization” within the meaning of Section 368(a) of the Code, and shall not take any position inconsistent with such treatment.

5.10 From and after the date of this Agreement and through the time of the Closing, each Fund shall use its reasonable best efforts to cause it to qualify, and will not knowingly take any action, cause any action to be taken, fail to take any action or cause any action to fail to be taken, which action or failure to act could prevent it from qualifying for treatment as a regulated investment company under the provisions of Subchapter M of the Code.

5.11 Each Fund shall prepare, or cause to be prepared, all of its Tax Returns for taxable periods that end on or before the Closing Date and shall timely file, or cause to be timely filed, all such Tax Returns. Each Fund shall make any payments of Taxes required to be made by it with respect to any such Tax Returns.

5.12 Subject to the provisions of Paragraph 11.2 hereof, the expenses of the Reorganization, including the expenses of the AST Trust’s counsel and the Acquiring Trust’s counsel, shall be paid by the Acquiring Fund Adviser. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses (without reimbursement by another person) if and to the extent that the payment by another person of such expenses would prevent such party from being treated as a “regulated investment company” under the Code or would prevent the Reorganization from qualifying as a “reorganization” within the meaning of Section 368(a) of the Code.

6.	Conditions Precedent To Obligations Of The Acquired Fund

The obligations of the Acquired Fund to complete the transactions provided for herein shall be, at its election, subject to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions, unless waived by the Acquired Fund in writing:

6.1 All representations and warranties by the Acquiring Trust on behalf of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

6.2 The Acquiring Trust shall have delivered to AST Trust on the Closing Date a certificate of the Acquiring Trust on behalf of the Acquiring Fund executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance reasonably satisfactory to AST Trust and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Trust made in this Agreement on behalf of the Acquiring Fund are true and correct in all material respects at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, that each of the conditions to Closing in this Article 6 has been met, and as to such other matters as AST Trust shall reasonably request.

6.3 The Acquiring Trust on behalf of the Acquiring Fund shall have delivered to AST Trust and Morgan, Lewis & Bockius LLP an Acquiring Trust Tax Representation Certificate, satisfactory to Morgan, Lewis & Bockius LLP, in a form mutually acceptable to the Acquiring Trust and AST Trust, concerning certain tax-related matters.

6.4 The Acquiring Trust shall have furnished to the AST Trust, on behalf of the Acquired Fund, at the Closing, a favorable opinion of Morgan, Lewis & Bockius LLP, counsel to the Acquiring Trust, dated as of the Closing Date, in a form reasonably satisfactory to the AST Trust that:

(i) the Agreement has been duly authorized, executed and delivered by the Acquiring Trust, on behalf of the Acquiring Fund, and, assuming due authorization, execution and delivery of the Agreement by the AST Trust, on behalf of the Acquired Fund, is a valid and binding obligation of the Acquiring Trust, on behalf of the Acquiring Fund, enforceable against the Acquiring Trust and the Acquiring Fund in accordance with its terms; and

(ii) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Trust or the Acquiring Fund of the transactions contemplated by the Agreement, except such as may be required under the Securities Act, the Exchange Act, the Investment Company Act, and the rules and regulations under those Acts (it being understood that counsel has made no independent investigation or analysis with respect to state securities laws and are not opining thereon).

6.5 With respect to the Acquiring Fund, the Board of Trustees of the Acquiring Trust, including a majority of the Independent Trustees, shall have determined that the Reorganization is in the best interests of the Acquiring Fund and, based upon such determination, shall have approved this Agreement and the transactions contemplated hereby.

7.	Conditions Precedent To Obligations Of The Acquiring Fund

The obligations of the Acquiring Fund to complete the transactions provided for herein shall be, at its election, subject to the performance by the Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions, unless waived by the Acquiring Fund in writing:

7.1 All representations and warranties of AST Trust on behalf of the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

7.2 AST Trust shall have delivered to the Acquiring Fund on the business day immediately following the Closing Date the Statement of Assets and Liabilities of the Acquired Fund pursuant to Paragraph 5.7 hereof, together with a list of its portfolio securities showing the federal income tax bases and holding periods of such securities, as of the Closing Date, certified by AST Trust’s Treasurer or Assistant Treasurer.

7.3 AST Trust shall have delivered to the Acquiring Trust on the Closing Date a certificate of AST Trust on behalf of the Acquired Fund executed in its name by its President or Vice President and a Treasurer or Assistant Treasurer, in form and substance reasonably satisfactory to the Acquiring Trust and dated as of the Closing Date, to the effect that the representations and warranties of AST Trust made in this Agreement on behalf of the Acquired Fund are true and correct in all material respects at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, that each of the conditions to Closing in this Article 7 has been met, and as to such other matters as the Acquiring Trust shall reasonably request.

7.4 AST Trust on behalf of the Acquired Fund shall have delivered to the Acquiring Trust and Morgan, Lewis & Bockius LLP an AST Trust Tax Representation Certificate, satisfactory to Morgan, Lewis & Bockius LLP, in a form mutually acceptable to AST Trust and the Acquiring Trust, concerning certain tax-related matters.

7.5 The AST Trust shall have furnished to the Acquiring Trust, on behalf of the Acquiring Fund, at the Closing, a favorable opinion of Schiff Hardin LLP, counsel to the AST Trust and Richards, Layton & Finger, PA, special Delaware counsel to the AST Trust, dated as of the Closing Date, in a form reasonably satisfactory to the Acquiring Trust that:

(i) the Agreement has been duly authorized, executed and delivered by the AST Trust, on behalf of the Acquired Fund, and, assuming due authorization, execution and delivery of the Agreement by the Acquiring Trust, on behalf of the Acquiring Fund, is a valid and binding obligation of the AST Trust, on behalf of the Acquired Fund, enforceable against the AST Trust and the Acquired Fund in accordance with its terms; and

(ii) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the AST Trust or the Acquired Fund of the transactions contemplated by the Agreement, except such as may be required under the Securities Act, the Exchange Act, the Investment Company Act, and the rules and regulations under those Acts (it being understood that counsel has made no independent investigation or analysis with respect to state securities laws and are not opining thereon).

7.6 With respect to the Acquired Fund, the Board of Trustees of AST Trust, including a majority of the Independent Trustees, shall have determined that the Reorganization is in the best interests of the Acquired Fund and, based upon such determination, shall have approved this Agreement and the transactions contemplated hereby.

8.	Further Conditions Precedent

If any of the conditions set forth below does not exist on or before the Closing Date with respect to either party hereto, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the Acquired Fund’s shareholders in accordance with the provisions of AST Trust’s Agreement and Declaration of Trust and Amended and Restated By-Laws, and certified copies of the resolutions evidencing such approval by the Acquired Fund’s shareholders shall have been delivered by the Acquired Fund to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither party hereto may waive the conditions set forth in this Paragraph 8.1.

8.2 On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities) deemed necessary by either party hereto to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of either party hereto, provided that either party may waive any such conditions for itself.

8.4 The Registration Statement shall have become effective under the Securities Act and no stop order suspending the effectiveness of the Registration Statement shall have been issued and, to the knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the Securities Act.

8.5 The parties shall have received an opinion of Morgan, Lewis & Bockius LLP, dated the Closing Date, substantially to the effect that, based upon certain facts, assumptions and representations, and upon certifications contained in the Acquiring Trust Tax Representation Certificate and AST Trust Tax Representation Certificate, for federal income tax purposes, (i) the Reorganization will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and each of the Acquired Fund and the Acquiring Fund will be a “party to a reorganization” within the meaning of Section 368(b) of the Code; (ii) no gain or loss will be recognized by the Acquired Fund on the transfer of the Acquired Assets to the Acquiring Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Assumed Liabilities, or upon the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund, except for (A) gain or loss that may be recognized on the transfer of “section 1256 contracts” as defined in Section 1256(b) of the Code, (B) gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (C) any other gain or loss that may be required to be recognized upon the transfer of an Acquired Asset regardless of whether such transfer would otherwise be a non-recognition transaction under the Code; (iii) the tax basis in the hands of the Acquiring Fund of each Acquired Asset will be the same as the tax basis of such Acquired Asset in the hands of the Acquired Fund immediately prior to the transfer thereof, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Acquired Fund on the transfer; (iv) the holding period of each Acquired Asset in the hands of the Acquiring Fund, other than assets with respect to which gain or loss is required to be recognized by reason of the Reorganization, will include in each instance the period during which such Acquired Asset was held by the Acquired Fund (except where investment activities of the Acquiring Fund have the effect of reducing or eliminating the holding period with respect to an Acquired Asset); (v) no gain or loss will be recognized by the Acquiring Fund upon its receipt of the Acquired Assets solely in exchange for Acquiring Fund Shares and the assumption of the Assumed Liabilities; (vi) no gain or loss will be recognized by the Acquired Fund Shareholders upon the exchange of their Acquired Fund Shares for Acquiring Fund Shares as part of the Reorganization; (vii) the aggregate tax basis of the Acquiring Fund Shares that each Acquired Fund Shareholder receives in the Reorganization will be the same as the aggregate tax basis of the Acquired Fund Shares exchanged therefor; (viii) each Acquired Fund Shareholder’s holding period for the Acquiring Fund Shares received in the Reorganization will include the period for which such shareholder held the Acquired Fund Shares exchanged therefor, provided that the Acquired Fund Shareholder held such Acquired Fund Shares as capital assets on the date of the exchange; and (ix) the taxable year of the Acquired Fund will not end as a result of the Reorganization. Notwithstanding anything in this Agreement to the contrary, neither Fund may waive the conditions set forth in this Paragraph 8.5.

8.6 At the Closing, the Acquiring Fund Adviser shall pay the estimated costs of the Reorganization to be paid by it pursuant to Paragraph 5.12, and any remaining balance shall be paid by the Acquiring Fund Adviser within thirty (30) days after the Closing.

9.	Brokerage Fees

9.1 Each party hereto represents and warrants to the other party hereto that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

10.	Entire Agreement; Survival Of Warranties; Undertaking

10.1 The Acquiring Trust and AST Trust each agrees that neither party has made any representation, warranty or covenant not set forth herein or referred to in Paragraphs 4.1 or 4.2 or Section 5 hereof and that this Agreement constitutes the entire agreement between the parties with respect to the matters covered by this Agreement.

10.2 The covenants to be performed after the Closing by the Acquiring Trust, AST Trust and the Acquiring Fund Adviser shall survive the Closing. The representations, warranties and all other covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder and shall terminate on the Closing.

11.	Termination

11.1 This Agreement may be terminated by the mutual agreement of the Acquiring Trust and AST Trust. In addition, either party may at its option terminate this Agreement at or prior to the Closing Date:

(a) because of a material breach by the other of any representation, warranty, covenant or agreement contained herein to be performed at or prior to the Closing Date;

(b) because of a condition herein expressed to be precedent to the obligations of the terminating party which has not been met and which reasonably appears will not or cannot be met;

(c) by resolution of the Acquiring Trust’s Board of Trustees if circumstances should develop that, in the good faith opinion of such Board, make proceeding with the Agreement not in the best interests of the Acquiring Fund’s shareholders;

(d) by resolution of AST Trust’s Board of Trustees if circumstances should develop that, in the good faith opinion of such Board, make proceeding with the Agreement not in the best interests of the Acquired Fund’s shareholders; or

(e) if the transactions contemplated by this Agreement shall not have occurred on or prior to December __, 2016 or such other date as the parties may mutually agree upon in writing.

11.2 In the event of any such termination, (i) there shall be no liability for damages on the part of the Acquiring Fund, the Acquiring Trust, AST Trust or the Acquired Fund, or the trustees or officers of AST Trust, or the Acquiring Trust, and (ii) the Acquiring Fund Adviser shall be liable for payment of the expenses of the Reorganization incurred through the termination date in accordance with Paragraph 5.12.

12.	Amendments

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of AST Trust and the Acquiring Trust; provided, however, that following the meeting of the Acquired Fund’s shareholders called by AST Trust pursuant to Paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions regarding the method for determining the number of Acquiring Fund Shares to be received by the Acquired Fund Shareholders under this Agreement to their detriment without their further approval; and provided further, that nothing contained in this Paragraph 12 shall be construed to prohibit the parties from amending this Agreement to change the Closing Date.

13.	Notices

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy, facsimile or certified mail addressed to AST Trust, c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, Attention: Jeanine M. Bajczyk, Fax: (866) 234-6576, with copies to Schiff Hardin LLP, 666 Fifth Avenue, Suite 1700, New York, New York 10103, Fax: (212) 753-5044, Attention: Domenick Pugliese, and to the Acquiring Trust, c/o Investment Managers Series Trust II, 235 West Galena Street, Milwaukee, Wisconsin 53212, Fax: (626) 914-1026, Attention: Joy Ausili, with copies to Morgan, Lewis & Bockius LLP, 300 South Grand Avenue, 22nd Floor, Los Angeles, California 90071, Fax: 213.612.2501, Attention: Michael Glazer.

14.	Headings; Counterparts; Governing Law; Assignment

14.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

14.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

14.3 This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware, without giving effect to conflict of laws principles (other than 6 Delaware Code § 2708); provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.

14.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by either party hereto without the prior written consent of the other party hereto. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, or other entity, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

14.5 It is expressly agreed that the obligations of the Acquiring Trust and AST Trust shall not be binding upon any of their respective trustees, shareholders, nominees, officers, agents or employees personally, but bind only to the property of the Acquiring Fund or the Acquired Fund, as the case may be, as provided in the Acquiring Trust’s Agreement and Declaration of Trust and the Agreement and Declaration of Trust of AST Trust, respectively. The execution and delivery of this Agreement have been authorized by the trustees of the Acquiring Trust and of AST Trust and this Agreement has been executed by authorized officers of the Acquiring Trust and AST Trust, acting as such, and neither such authorization by such trustees nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to have imposed any liability on any of them personally, but shall bind only the property of the Acquiring Fund and the Acquired Fund, as the case may be, as provided in the Acquiring Trust’s Agreement and Declaration of Trust and the Agreement and Declaration of Trust of AST Trust, respectively.

[Signature page follows.]

In Witness Whereof, each of the parties hereto has caused this Agreement to be executed as of the date first set forth above by its President or Vice President and attested by its Secretary or Assistant Secretary.

Attest:	Investment Managers Series Trust II, ON behalf of its
Vivaldi Orinda Multi-Strategy Fund series

By:	By:
Name:	Name:
Title:	Title:

Attest:	Advisors Series Trust, ON BEHALF OF ITS
Vivaldi Orinda Macro Opportunities Fund series

By:	By:
Name:	Name:
Title:	Title:

Solely for purposes of Paragraphs 5.12, 8.6, 10.2 and 11.2,

Attest:	Vivaldi Asset Management, LLC

By:	By:
Name:	Name:
Title:	Title:

APPENDIX B

MORE INFORMATION ABOUT THE ACQUIRING FUND

More Information about the Acquiring Fund’s Investment Objective and Principal Strategies

The term “Fund” below refers to the Acquiring Fund.

Vivaldi Orinda Multi-Strategy Fund

Investment Objective

The Fund seeks to achieve long-term capital appreciation by pursuing positive absolute returns across market cycles. In pursuing its objective, the Fund seeks to generate attractive long-term returns with low sensitivity to traditional equity and fixed-income indices.

The Fund’s investment objective is not fundamental and may be changed by the Board of Trustees without shareholder approval, upon at least sixty (60) days’ prior written notice to shareholders. The Fund’s other investment strategies and policies may be changed from time to time without shareholder approval or prior written notice, unless specifically stated otherwise in this Prospectus or the SAI.

Principal Investment Strategies

In seeking its investment objectives, the Fund invests in a wide range of U.S. and non-U.S. publicly traded securities including, but not limited to, equity securities, fixed-income securities, currencies and derivatives. The Fund’s allocation to these various security types and various asset classes will vary over time in response to changing market opportunities. The Fund may:

•	Invest without limit in equity securities of issuers of any market capitalization, including common stocks, preferred stocks, shares of other investment companies and ETFs, and ADRs, EDRs and GDRs;

•	Invest up to 10% of its net assets in IPOs;

•
Invest without limit in foreign securities, including up to 50% of its net assets in securities of issuers located in emerging markets. The Fund’s Advisor defines issuers located in emerging markets as those companies that have a majority of their assets located in, or derive a majority of their revenue from, emerging market countries;

•
Invest up to 80% of its net assets in fixed income securities, including corporate bonds, ETNs and debt issued by the U.S. Government and its agencies. Such fixed income investments may include high-yield or “junk” bonds and may be of any maturity;

•
Invest up to 85% of its net assets in derivatives including options, futures (including commodities futures), forward currency contracts and swaps, including credit-default swaps. These derivative instruments may be used for investment purposes or to modify or hedge the Fund’s exposure to a particular investment market related risk, as well as to manage the volatility of the Fund;

•	Invest up to 60% of its net assets in currencies and forward currency contracts;

•	Utilize leverage (by borrowing against a line of credit for investment purposes) of no more than 10% of the Fund’s total assets as part of the portfolio management process;

•	Invest a significant portion of its assets in the securities of companies in the same sector of the market; and

•	Sell securities short with respect to 100% of its net assets.

For either investment or hedging purposes, or to manage the volatility of the Fund, the Advisors may invest substantially in a broad range of the derivatives instruments described above, particularly futures contracts. The Advisors may be highly dependent on the use of futures and other derivative instruments, and to the extent that they become unavailable, this may limit an Advisor from fully implementing its investment strategy.

B-1

The Advisor expects that the Fund will have a portfolio turnover rate in excess of 100% on an annual basis.

Portfolio Management

The Advisor seeks to achieve the Fund’s investment objective by delegating the management of a portion of Fund assets to a group of experienced Sub-Advisors that utilize a variety of investment strategies and styles. The Advisor will also manage a portion of the Fund’s assets directly. The Advisor selects Sub-Advisors who satisfy a stringent selection process which may include, but is not limited to: ability to produce attractive long-term, risk-adjusted investment results; ability to manage risks; ability to perform well in markets where investment conditions are difficult; and operational competence. The Advisor also considers additional criteria including, but not limited to: relevant investment management experience; the degree to which a specific Sub-Advisor’s investment style complements and balances the Fund’s portfolio with respect to the strategies employed by the Advisor or the Sub-Advisors; the quality of the Sub-Advisor’s organization; and the ability of a Sub-Advisor to consistently and effectively apply its investment approach.

The Advisors invest in the securities described above based upon their respective investment strategies. Each Advisor has complete discretion to invest its portion of the Fund’s assets as it deems appropriate, based on its particular philosophy, style, strategies and views. While each Sub-Advisor is subject to the oversight of the Advisor, the Advisor does not attempt to manage the day-to-day investments of the Sub-Advisors.

When selecting individual securities for the Fund, the Advisors implement both fundamentally and technically driven strategies, including, but not limited to, the following:

Global Macro: Crescat, one of the Fund’s current sub-advisors, has a broad investment mandate to invest in liquid asset classes globally, including futures and other derivative contracts, with a goal of generating positive absolute returns over a full market cycle, with the potential to generate these returns with lower correlation to traditional equity and fixed income indices. In selecting investments using the Global Macro strategy, Crescat analyzes a variety of macro-economic factors, including fiscal and monetary policy, historical price data, country specific fundamental economic data, as well as social and demographic trends, and political events.

Relative Value: Vivaldi may invest globally, long or short, in stocks of companies of any size or market capitalization, as well as government and corporate bonds and other fixed income securities, with a goal of generating positive risk adjusted returns. Vivaldi may also invest in derivatives to seek either to manage risk or to enhance return. In selecting investments using the Relative Value strategy, Vivaldi seeks to identify securities that are mispriced or undervalued. Vivaldi employs a bottom-up analysis for individual security selection, and/or a top-down approach to capital allocation amongst various asset classes, while employing risk management strategies designed to mitigate downside risk.

Arbitrage: Vivaldi and RiverNorth, one of the Fund’s current sub-advisors, may seek to take advantage of inefficient pricing in the markets by engaging in certain arbitrage strategies. In particular, Vivaldi utilizes a merger arbitrage strategy, which typically involves purchasing the stock of a target company while shorting the stock of the acquiring company after the announcement of a merger or acquisition. In selecting investments using the Arbitrage strategy, Vivaldi analyzes the attractiveness of the merger or acquisition, the length of time until the proposed transaction closes and the potential downside risk to the portfolio in the event the merger or acquisition does not occur. RiverNorth utilizes a closed-end fund arbitrage strategy, which involves identifying closed-end funds that are trading at a premium or discount to their underlying net-asset values, and taking long and/or short positions accordingly.

Additionally, these strategies may involve investment techniques, including, but not limited to, the following:

•
Fundamental Analysis. Advisors using fundamental analysis seek to obtain their return objectives by utilizing current information or insightful analysis of the current financial position and anticipated future performance of individual companies. Fundamental analysis may include both growth and value orientations.

o	Growth Orientation. Growth-oriented advisors emphasize investment in companies that demonstrate or hold out the promise of earnings growth superior to market expectations.

o
Value Orientation. Value-oriented advisors emphasize investment in companies that appear inexpensive based on financial ratios, such as price to earnings, price to book value, or other financial analysis, that establishes a value not yet recognized by the market at large.

B-2

•
Technical Analysis. Advisors using technical analysis seek to discern and evaluate patterns of price change in individual equities, market segments, or markets in general. The recurrence of certain patterns, or changes in those patterns, may suggest a course of action for an advisor.

•
Quantitative Analysis. Quantitative investment techniques include various statistical and mathematical methods for estimating the expected return of a security and for measuring the risk characteristics of a portfolio.

•
Event Driven. Involves attempting to capture price movements generated by anticipated corporate events such as investing in companies involved in special situations, including, but not limited to, mergers, acquisitions, asset sales, spin-offs, balance sheet restructuring, bankruptcy and other situations. When using this technique, an advisor may take a long position in the company being acquired and a short position in the acquiring company or the reverse.

•
Risk Arbitrage. Involves arbitrage in securities that are the subject of tender offers, exchange offers or mergers, liquidations, reorganizations, bankruptcies and other extraordinary corporate transactions. This technique may also include the purchase of creditors’ claims against companies in bankruptcy or financial distress at less than face value. The success or failure of this technique depends on whether the advisor accurately predicts the outcome of a proposed merger, tender offer, financial restructuring or other extraordinary transaction.

•
Market Neutral. Involves investing in a diversified basket of stocks that the advisor selects as undervalued and selling short a diversified basket of stocks that the advisor believes are overvalued. The two baskets are chosen to maximize return and minimize expected risk. This technique tends to have a low correlation with movements in the equity and fixed income markets.

•
Convertible and Diversified Hedging. Involves buying long positions in convertible bonds or preferred stocks and selling short the corresponding common stock or call option. This technique includes option hedging, option spreading, commodity option hedging, international risk arbitrage, and interest rate spreading.

•
Futures and Options Investing. Investing in a diversified portfolio of financial, currency and commodity options and futures (but only if and to the extent the Fund and the Advisors meet the requirements of the Commodity Exchange Act and the rules and regulations of the Commodity Futures Trading Commission).

Although the Advisors may engage from time-to-time in some or all of the activities described above, there is no one ideal mix of these investment strategies and techniques; rather, the Advisors seek to allocate the Fund’s resources among the various strategies and techniques in response to changing market opportunities. In addition to the strategies and techniques described above, the Advisors may also take advantage of opportunities presented by the development of new investment strategies and techniques to the extent they are consistent with the Fund’s investment objective.

The Fund sells (or closes a position in) a security when the Advisor or a Sub-Advisor determines that a particular security has achieved its investment expectations or the reasons for maintaining that position are no longer valid, including: (1) if the Advisor’s or Sub-Advisor’s view of the business fundamentals or management of the underlying company changes; (2) if a more attractive investment opportunity is found; (3) if general market conditions trigger a change in the Advisor’s or Sub-Advisor’s assessment criteria; or (4) for other portfolio management reasons.

Temporary Defensive Strategy

When adverse market, economic, political or other conditions dictate a more defensive investment strategy, the Fund may, on a temporary basis, hold cash or invest a portion or all of its assets in money market instruments including obligations of the U.S. government, its agencies or instrumentalities, obligations of foreign sovereignties, or other high-quality debt securities, including prime commercial paper, repurchase agreements and bank obligations, such as bankers’ acceptances and certificates of deposit. Under normal market conditions, the potential for capital appreciation on these securities will tend to be lower than the potential for capital appreciation on other securities that may be owned by the Fund. In taking such a defensive position, the Fund would temporarily not be pursuing its principal investment strategies and may not achieve its investment objective.

Please refer to the SAI for more information about the Fund’s investment policies and restrictions.

B-3

Principal Risks of Investing

The Fund’s principal risks are set forth below. Before you decide whether to invest in the Fund, carefully consider these risk factors and special considerations associated with investing in the Fund, each of which may cause you to lose money.

•
Market risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. For example, the financial crisis that began in 2008 caused a significant decline in the value and liquidity of many securities; in particular, the values of some sovereign debt and of securities of issuers that invest in sovereign debt and related investments fell, credit became more scarce worldwide and there was significant uncertainty in the markets. Such environments could make identifying investment risks and opportunities especially difficult for the Advisors. In response to the crisis, the United States and other governments have taken steps to support financial markets. The withdrawal of this support or failure of efforts in response to a crisis could negatively affect financial markets generally as well as the value and liquidity of certain securities. In addition, policy and legislative changes in the United States and in other countries are changing many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

•
Management and strategy risk. The value of your investment depends on the judgment of the Advisors about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, which may prove to be incorrect. Investment strategies employed by the Advisors in selecting investments for the Fund may not result in an increase in the value of your investment or in overall performance equal to other investments.

•
Multi-style management risk. Because portions of the Fund’s assets are managed independently by different advisors using different styles, the Fund could enter into overlapping securities transactions. For example, one advisor may be purchasing securities at the same time another advisor may be selling the same securities, which may lead to higher transaction expenses than a fund managed by one advisor.

•
Equity risk. The value of equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests. The price of common stock of an issuer in the Fund’s portfolio may decline if the issuer fails to make anticipated dividend payments because, among other reasons, the financial condition of the issuer declines. Common stock is subordinated to preferred stocks, bonds and other debt instruments in a company’s capital structure in terms of priority with respect to corporate income, and therefore will be subject to greater dividend risk than preferred stocks or debt instruments of such issuers. In addition, while broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns.

•
Foreign investment risk. Investments in foreign securities are affected by risk factors generally not thought to be present in the United States. The prices of foreign securities may be more volatile than the prices of securities of U.S. issuers because of economic and social conditions abroad, political developments, and changes in the regulatory environments of foreign countries. Special risks associated with investments in foreign markets include less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, less government supervision of exchanges, brokers and issuers, greater risks associated with counterparties and settlement, and difficulty in enforcing contractual obligations. In addition, changes in exchange rates and interest rates, and imposition of foreign taxes, may adversely affect the value of the Fund’s foreign investments. Foreign companies are generally subject to different legal and accounting standards than U.S. companies, and foreign financial intermediaries may be subject to less supervision and regulation than U.S. financial firms. The Fund’s investments in depository receipts (including ADRs) are subject to these risks, even if denominated in U.S. Dollars, because changes in currency and exchange rates affect the values of the issuers of depository receipts. In addition, the underlying issuers of certain depository receipts, particularly unsponsored or unregistered depository receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

B-4

•
Emerging market risk. Many of the risks with respect to foreign investments are more pronounced for investments in issuers in developing or emerging market countries. Emerging market countries tend to have government exchange controls, less market regulation, and less developed economic, political and legal systems than those of more developed countries. Their economies also depend heavily upon international trade and may be adversely affected by protective trade barriers and the economic conditions of their trading partners. Emerging market countries may have fixed or managed currencies that are not free-floating against the U.S. Dollar and may not be traded internationally. Some countries with emerging securities markets have experienced high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain countries. Emerging securities markets typically have substantially less volume than U.S. markets, securities in these markets are less liquid, and their prices often are more volatile than those of comparable U.S. companies. Delays may occur in settling securities transactions in emerging market countries, which could adversely affect the Fund’s ability to make or liquidate investments in those markets in a timely fashion. In addition, it may not be possible for the Fund to find satisfactory custodial services in an emerging market country, which could increase the Fund’s costs and cause delays in the transportation and custody of its investments.

•
Currency risk. The values of investments in securities denominated in foreign currencies increase or decrease as the rates of exchange between those currencies and the U.S. Dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile and are affected by factors such as general economic conditions, the actions of the United States and foreign governments or central banks, the imposition of currency controls, and speculation.

•
Foreign sovereign risk. Foreign governments rely on taxes and other revenue sources to pay interest and principal on their debt obligations. The payment of principal and interest on these obligations may be adversely affected by a variety of factors, including economic results within the foreign country, changes in interest and exchange rates, changes in debt ratings, changing political sentiments, legislation, policy changes, a limited tax base or limited revenue sources, natural disasters, or other economic or credit problems. It is possible that a foreign sovereign may default on its debt obligations.

•
Small-cap and mid-cap company risk. Investing in small-capitalization and mid-capitalization companies generally involves greater risks than investing in large-capitalization companies. Small- or mid-cap companies may have limited product lines, markets or financial resources or may depend on the expertise of a few people and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or market averages in general. Many small capitalization companies may be in the early stages of development. Given that equity securities of smaller companies may lack sufficient market liquidity and may not be regularly traded, it may be difficult or impossible to sell securities at an advantageous time or a desirable price.

•
Large-cap company risk. Larger, more established companies may be unable to attain the high growth rates of successful, smaller companies during periods of economic expansion. In addition, large-capitalization companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, and may be more prone to global economic risks.

•
Derivatives risk. Derivatives include instruments and contracts that are based on and valued in relation to one or more underlying securities, financial benchmarks, indices, or other reference obligations or measures of value. Major types of derivatives include futures, options, swaps and forward contracts. Depending on how the Fund uses derivatives and the relationship between the market value of the derivative and the underlying instrument, the use of derivatives could increase or decrease the Fund’s exposure to the risks of the underlying instrument. Using derivatives can have a leveraging effect and increase fund volatility. A small investment in derivatives could have a potentially large impact on the Fund’s performance. Derivatives transactions can be highly illiquid and difficult to unwind or value, and changes in the value of a derivative held by the Fund may not correlate with the value of the underlying instrument or the Fund’s other investments. Many of the risks applicable to trading the instruments underlying derivatives are also applicable to derivatives trading. However, additional risks are associated with derivatives trading that are possibly greater than the risks associated with investing directly in the underlying instruments. These additional risks include, but are not limited to, illiquidity risk, operational leverage risk and counterparty credit risk. For derivatives that are required to be cleared by a regulated clearinghouse, other risks may arise from the Fund’s relationship with a brokerage firm through which it would submit derivatives trades for clearing. The Fund would also be exposed to counterparty risk with respect to the clearinghouse. Financial reform laws have changed many aspects of financial regulation applicable to derivatives. Once implemented, new regulations, including margin, clearing, and trade execution requirements, may make derivatives more costly, may limit their availability, may present different risks or may otherwise adversely affect the value or performance of these instruments. The extent and impact of these regulations are not yet fully known and may not be known for some time. Certain risks relating to various types of derivatives in which the Fund may invest are described below.

B-5

Hedging Transactions. The Fund may employ hedging techniques that involve a variety of derivative transactions, including futures contracts, swaps, exchange-listed and over-the-counter put and call options on securities or on financial indices, and various interest rate and foreign-exchange transactions (collectively, “Hedging Instruments”). Hedging techniques involve risks different than those of underlying investments. In particular, the variable degree of correlation between price movements of Hedging Instruments and price movements in the position being hedged means that losses on the hedge may be greater than gains in the value of the Fund’s positions, or that there may be losses on both parts of a transaction. In addition, certain Hedging Instruments and markets may not be liquid in all circumstances. As a result, in volatile markets, the Fund may not be able to close out a transaction in certain of these instruments without incurring losses. The Advisors may use Hedging Instruments to minimize the risk of total loss to the Fund by offsetting an investment in one security with a comparable investment in a contrasting security. However, such use may limit any potential gain that might result from an increase in the value of the hedged position. Whether the Fund hedges successfully will depend on an Advisor’s ability to predict pertinent market movements. In addition, it is not possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in foreign currencies, because the value of those securities is likely to fluctuate as a result of independent factors not related to currency fluctuations. The daily variation margin requirements in futures contracts might create greater financial risk than would options transactions, where the exposure is limited to the cost of the initial premium and transaction costs paid by the Fund.

Forward Contracts. The Fund may enter into forward contracts that are not traded on exchanges and may not be regulated. There are no limitations on daily price moves of forward contracts. Banks and other dealers with which the Fund maintains accounts may require that the Fund deposit margin with respect to such trading. The Fund’s counterparties are not required to continue making markets in such contracts. There have been periods during which certain counterparties have refused to continue to quote prices for forward contracts or have quoted prices with an unusually wide spread (the difference between the price at which the counterparty is prepared to buy and that at which it is prepared to sell). Arrangements to trade forward contracts may be made with only one or a few counterparties, and liquidity problems therefore might be greater than if such arrangements were made with numerous counterparties. The imposition of credit controls by governmental authorities might limit such forward trading to less than the amount that the Advisors would otherwise prefer, to the possible detriment of the Fund.

Futures Contracts. The Fund may invest in futures that trade on either an exchange or over-the-counter. A futures contract obligates the seller to deliver (and the purchaser to take delivery of) the specified security, commodity or currency underlying the contract on the expiration date of the contract at an agreed upon price. An index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount multiplied by the difference between the value of a specific index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying securities in the index is made. Generally, these futures contracts are closed out prior to the expiration date of the contracts. The value of a futures contract tends to increase and decrease in correlation with the value of the underlying instrument. Risks of futures contracts may arise from an imperfect correlation between movements in the price of the instrument and the price of the underlying instrument. The Fund’s use of futures contracts (and related options) exposes the Fund to leverage risk because of the small margin requirements relative to the value of the futures contract. A relatively small market movement will have a proportionately larger impact on the funds that the Fund has deposited or will have to deposit with a broker to maintain its futures position. Leverage can lead to large losses as well as gains. While futures contracts are generally liquid instruments, under certain market conditions they may become illiquid. Futures exchanges may impose daily or intraday price change limits and/or limit the volume of trading. Additionally, government regulation may further reduce liquidity through similar trading restrictions. As a result, the Fund may be unable to close out its futures contracts at a time that is advantageous. The price of futures can be highly volatile; using them could lower total return, and the potential loss from futures can exceed the Fund’s initial investment in such contracts.

B-6

Foreign Futures Transactions. Foreign futures transactions involve the execution and clearing of trades on a foreign exchange. This is the case even if the foreign exchange is formally “linked” to a domestic exchange, whereby a trade executed on one exchange liquidates or establishes a position on the other exchange. No domestic organization regulates the activities of a foreign exchange, including the execution, delivery, and clearing of transactions on such an exchange, and no domestic regulator has the power to compel enforcement of the rules of the foreign exchange or the laws of the foreign country. Moreover, such laws or regulations will vary depending on the foreign country in which the transaction occurs. For these reasons, the Fund may not be afforded certain of the protections that apply to domestic transactions, provided that with respect to transactions on a foreign exchange that is formally linked to a domestic exchange, certain domestic disclosure and anti-fraud provisions may apply. In addition, the price of any foreign futures or option contract may be affected by any fluctuation in the foreign exchange rate between the time the order is placed and the foreign futures contract is liquidated or the foreign option contract is liquidated or exercised.

Liquidity of Futures Contracts. In connection with the Fund’s use of futures, the Advisors will determine and pursue all steps that are necessary and advisable to ensure compliance with the Commodity Exchange Act and the rules and regulations promulgated thereunder. Under certain market conditions, the Fund may find it difficult or impossible to liquidate a position. Futures positions may be illiquid because certain commodity exchanges limit fluctuations in certain futures contract prices during a single day (each a "daily limit”). Under such daily limits, during a single trading day no trades may be executed at prices beyond the daily limits. Once the price of a particular futures contract has increased or decreased by an amount equal to the daily limit, positions in that contract can neither be entered into nor liquidated unless traders are willing to effect trades at or within the limit. Futures prices have occasionally moved beyond the daily limits for several consecutive days with little or no trading. Over-the-counter instruments generally are not as liquid as instruments traded on recognized exchanges. These constraints could prevent the Fund from promptly liquidating unfavorable positions, thereby subjecting the Fund to substantial losses. In addition, the CFTC and various exchanges limit the number of positions that the Fund may indirectly hold or control in particular commodities.

Swap Transactions. The Fund may enter into swap transactions. A swap contract is a commitment between two parties to make or receive payments based on agreed upon terms, and whose value and payments are derived by changes in the value of an underlying financial instrument. Swap transactions can take many different forms and are known by a variety of names. Depending on their structure, swap transactions may increase or decrease the Fund’s exposure to long-term or short-term interest rates, foreign currency values, corporate borrowing rates, or other factors such as security prices, values of baskets of securities, or inflation rates. Interest rate swaps are contracts involving the exchange between two contracting parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). Credit default swaps are contracts whereby one party makes periodic payments to a counterparty in exchange for the right to receive from the counterparty a payment equal to the par (or other agreed-upon) value of an underlying debt obligation in the event of default by the issuer of the debt security. Total return swaps are contracts in which one party agrees to make periodic payments based on the change in market value of the underlying assets, which may include a specified security, basket of securities or security indexes during the specified period, in return for periodic payments based on a fixed or variable interest rate of the total return from other underlying assets. Depending on how they are used, swap transactions may increase or decrease the overall volatility of the Fund’s portfolio. The most significant factor in the performance of a swap transaction is the change in the specific interest rate, currency, individual equity values or other factors that determine the amounts of payments due to and from the Fund.

B-7

Call Options. The seller (writer) of a call option which is covered (e.g., for which the writer holds the underlying security) assumes the risk of a decline in the market price of the underlying security below the purchase price of the underlying security less the premium received, and gives up the opportunity for gain on the underlying security above the exercise price of the option. The seller of an uncovered call option assumes the risk of a theoretically unlimited increase in the market price of the underlying security above the exercise price of the option. The buyer of a call option assumes the risk of losing its entire investment in the call option. However, if the buyer of the call sells short the underlying security, the loss on the call will be offset in whole or in part by the gain on the short sale of the underlying security.

Put Options. The seller (writer) of a put option which is covered (e.g., the writer holds or has a short position in the underlying security) assumes the risk of an increase in the market price of the underlying security above the exercise price of the option plus the premium received, and gives up the opportunity for gain on the underlying security above the exercise price of the option. The seller of an uncovered put option assumes the risk of an increase in the market price of the underlying security above the exercise price of the option plus the premium received. The buyer of a put option assumes the risk of losing its entire investment in the put option.

Over-the-Counter, Non-Cleared Derivatives Transactions. The Fund may enter into derivatives that are not traded on an exchange or other organized facility or contract market. Many of these instruments are also not required to be cleared or are not cleared on a voluntary basis. The risk of nonperformance by the obligor on such an instrument may be greater than the risk associated with an instrument traded on an exchange or other organized trading facility and centrally cleared. In addition, a Fund may not be able to dispose of, or enter into a closing transaction with respect to, such an instrument as easily as in the case of an instrument traded on an exchange or other organized trading facility. Significant disparities may exist between “bid” and “asked” prices for derivative instruments that are not traded on an exchange or other organized facility. Derivatives not traded on exchanges or other organized facilities may be subject to less regulation than exchange-traded and on-facility instruments, and many of the protections afforded to participants on an exchange or other organized facility may not be available with respect to these instruments. In situations where the Fund is required to post margin or other collateral with a counterparty, the counterparty may fail to segregate the collateral or may commingle the collateral with the counterparty's own assets. As a result, in the event of the counterparty's bankruptcy or insolvency, the Fund's collateral may be subject to the conflicting claims of the counterparty's creditors and the Fund may be exposed to the risk of being treated as a general unsecured creditor of the counterparty, rather than as the owner of the collateral.

Over-the-counter derivatives trading has become subject to increased regulation under recent financial reform laws, and further proposed measures – such as margin requirements for non-cleared transactions – may offer market participants additional protections once implemented. Nonetheless, the Fund will not be fully protected from risks that are present in an over-the-counter, non-cleared trading environment.

Cleared Derivatives Transactions. Transactions in certain derivatives, including some classes of swaps, that are traded on exchanges or other organized regulated trading facilities must be settled (“cleared”) by a regulated clearinghouse. For cleared derivatives transactions, the Fund will be subject to risks that may arise from its relationship with a brokerage firm through which it would submit derivatives trades for clearing, including counterparty risk. A brokerage firm typically imposes margin requirements with respect to open derivatives positions, and it is generally able to require termination of those positions in specified circumstances. These margin requirements and termination provisions may adversely affect the Fund’s ability to trade derivatives. The Fund may not be able to recover the full amount of its margin from a brokerage firm if the firm were to go into bankruptcy. The Fund would also be exposed to the credit risk of the clearinghouse. In addition, it is possible that the Fund would not be able to enter into a swap transaction that is required to be cleared if no clearinghouse will accept the swap for clearing.

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On-Facility Trading of Swaps. Swaps that are required to be cleared must be traded on a regulated swap execution facility or contract market that makes them available for trading. Other swaps may be traded through such a facility or contact market on a voluntarily basis. The transition from entering into swaps bilaterally to trading them on a facility or contract market may not result in swaps being easier to trade or value and may present certain execution risks if the facilities and contract markets do not operate properly. On-facility trading of swaps is also expected to lead to greater standardization of contract terms. It is possible that the Fund may not be able to enter into swaps that fully meet its investment or hedging needs, or that the costs of entering into customized swaps, including any applicable margin requirements, will be significant.

Illiquidity. Derivatives, especially when traded in large amounts, may not always be liquid. In such cases, in volatile markets the Fund may not be able to close out a position without incurring a loss. Daily limits on price fluctuations and speculative position limits on exchanges on which the Fund may conduct its transactions in derivatives may prevent profitable liquidation of positions, subjecting the Fund to potentially greater losses.

Counterparty Credit Risk. Many purchases, sales, financing arrangements, and derivative transactions in which the Fund may engage involve instruments that are not traded on an exchange. Rather, these instruments are traded between counterparties based on contractual relationships. As a result, the Fund is subject to the risk that a counterparty will not perform its obligations under the related contract. Although the Fund expects to enter into transactions only with counterparties believed by the Advisors to be creditworthy, there can be no assurance that a counterparty will not default and that the Fund will not sustain a loss on a transaction as a result.

In situations where the Fund is required to post margin or other collateral with a counterparty, the counterparty may fail to segregate the collateral or may commingle the collateral with the counterparty's own assets. As a result, in the event of the counterparty's bankruptcy or insolvency, the Fund's collateral may be subject to the conflicting claims of the counterparty's creditors and the Fund may be exposed to the risk of being treated as a general unsecured creditor of the counterparty, rather than as the owner of the collateral.

The Fund is subject to the risk that issuers of the instruments in which it invests and trades may default on their obligations, and that certain events may occur that have an immediate and significant adverse effect on the value of those instruments. There can be no assurance that an issuer will not default, or that an event that has an immediate and significant adverse effect on the value of an instrument will not occur, and that the Fund will not sustain a loss on a transaction as a result.

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ETF risk. Investing in an ETF will provide the Fund with exposure to the securities comprising the index on which the ETF is based and will expose the Fund to risks similar to those of investing directly in those securities. Shares of ETFs typically trade on securities exchanges and may at times trade at a premium or discount to their net asset values. In addition, an ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held. Investing in ETFs, which are investment companies, involves duplication of advisory fees and certain other expenses. The Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs.

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Closed-end funds (CEFs) risk. The Fund may invest in shares of CEFs. A CEF is a pooled investment vehicle that is registered under the Investment Company Act of 1940 and whose shares are listed and traded on U.S. national securities exchanges. Investments in CEFs are subject to various risks, including reliance on management’s ability to meet a CEF’s investment objective and to manage a CEF’s portfolio, and fluctuation in the market value of a CEF’s shares compared to the changes in the value of the underlying securities that the CEF owns. In addition, the Fund bears a pro rata share of the management fees and expenses of each underlying CEF in addition to the Fund’s management fees and expenses, which results in the Fund’s shareholders being subject to higher expenses than if they invested directly in the CEFs.

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Fixed income securities risk. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to changes in an issuer’s credit rating or market perceptions about the creditworthiness of an issuer. Prices of fixed income securities tend to move inversely with changes in interest rates. Generally fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, with lower rated securities more volatile than higher rated securities. The longer the effective maturity and duration of the Fund’s portfolio, the more the Fund’s share price is likely to react to changes in interest rates. (Duration is a weighted measure of the length of time required to receive the present value of future payments, both interest and principal, from a fixed income security.) Some fixed income securities give the issuer the option to call, or redeem, the securities before their maturity dates. If an issuer calls its security during a time of declining interest rates, the Fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value of the security as a result of declining interest rates. During periods of market illiquidity or rising interest rates, prices of callable issues are subject to increased price fluctuation. In addition, the Fund may be subject to extension risk, which occurs during a rising interest rate environment because certain obligations may be paid off by an issuer more slowly than anticipated, causing the value of those securities held by the Fund to fall.

B-9

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Interest rate risk. Prices of fixed income securities tend to move inversely with changes in interest rates. Generally fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall. For example, the approximate percentage change in the price of a security with a three-year duration would be expected to drop by approximately 3% in response to a 1% increase in interest rates. Duration is a weighted measure of the length of time required to receive the present value of future payments, both interest and principal, from a fixed income security. Generally, the longer the maturity and duration of a bond or fixed rate loan, the more sensitive it is to this risk. Falling interest rates also create the potential for a decline in the Fund’s income. Changes in governmental policy, rising inflation rates, and general economic developments, among other factors, could cause interest rates to increase and could have a substantial and immediate effect on the values of the Fund’s investments. These risks are greater during periods of rising inflation. In addition, a potential rise in interest rates may result in periods of volatility and increased redemptions that might require the Fund to liquidate portfolio securities at disadvantageous prices and times.

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Credit risk. If an obligor (such as the issuer itself or a party offering credit enhancement) for a security held by the Fund fails to pay amounts due when required by the terms of the security, otherwise defaults, is perceived to be less creditworthy, becomes insolvent or files for bankruptcy, a security’s credit rating is downgraded or the credit quality or value of any underlying assets declines, the value of the Fund’s investment could decline. If the Fund enters into financial contracts (such as certain derivatives, repurchase agreements, reverse repurchase agreements, and when-issued, delayed delivery and forward commitment transactions), the Fund will be subject to the credit risk presented by the counterparties. Credit risk is broadly gauged by the credit ratings of the securities in which the Fund invests.

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Government-Sponsored Entities Risk. The Fund’s investment in U.S. government obligations may include securities issued or guaranteed as to principal and interest by the U.S. government, or its agencies or instrumentalities. Payment of principal and interest on U.S. government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) when it is not obligated to do so.

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High yield (“junk”) bond risk. High yield bonds (often called “junk bonds”) are speculative, involve greater risks of default or downgrade and are more volatile and tend to be less liquid than investment-grade securities. High yield bonds involve a greater risk of price declines than investment-grade securities due to actual or perceived changes in an issuer’s creditworthiness. Companies issuing high yield fixed-income securities are less financially strong, are more likely to encounter financial difficulties, and are more vulnerable to adverse market events and negative sentiments than companies with higher credit ratings. These factors could affect such companies’ abilities to make interest and principal payments and ultimately could cause such companies to stop making interest and/or principal payments. In such cases, payments on the securities may never resume, which would result in the securities owned by the Fund becoming worthless. The market prices of junk bonds are generally less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic or political changes or individual developments specific to the issuer.

B-10

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ETN risk. ETNs are debt securities that combine certain aspects of ETFs and bonds. ETNs are not investment companies and thus are not regulated under the 1940 Act. ETNs, like ETFs, are traded on stock exchanges and generally track specified market indices, and their value depends on the performance of the underlying index and the credit rating of the issuer. ETNs may be held to maturity, but unlike bonds there are no periodic interest payments and principal is not protected.

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Merger arbitrage transactions risk. The Fund may invest or take short positions in the securities of companies that are the subject of an acquisition. When the Advisor or Sub-Advisor determines that it is probable that an acquisition will be consummated, the Fund may seek to purchase securities at prices below the anticipated value to be paid or exchanged for such securities in the merger, exchange offer or cash tender offer (and above the price at which such securities traded immediately prior to the announcement of the merger, exchange offer or cash tender offer). In the case of an investment in a potential acquisition target, if the proposed merger, exchange offer or cash tender offer appears likely not to be consummated, in fact is not consummated, or is delayed, the market price of the security to be tendered or exchanged will usually decline sharply, resulting in a loss to the Fund. In addition, the Advisor or Sub-Advisor may determine that the proposed consideration for a security that is the subject of a change of control is likely to be increased, either by the original bidder or by another party. In those circumstances, the Fund may purchase securities above the current proposed consideration, thereby exposing the Fund to an even greater degree of risk. When the Advisor believes it is likely that a transaction will not be consummated, the Fund may sell the securities of the target company short, at times significantly below the announced consideration for the securities in the transaction. If the transaction (or another transaction, such as a defensive merger or a friendly tender offer) is consummated at or above the announced consideration, the Fund may be forced to cover the short position in the market at a higher price than the short sale price, with a resulting loss.

The consummation of mergers, exchange offers, cash tender offers and other change of control events can be prevented or delayed by a variety of factors, including: (i) regulatory and antitrust restrictions; (ii) political motivations; (iii) industry weakness; (iv) stock specific events; (v) failed financings and (vi) general market declines. The risks of investing in securities related to a merger or acquisition transaction include the risk that the transaction is renegotiated, the risk that the transaction takes longer to complete than originally planned, and/or the transaction is never completed.

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Leveraging risk. The use of leverage, such as entering into futures contracts, options, and short sales, may magnify the Fund’s gains or losses. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying instrument can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

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Short sales risk. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. In connection with a short sale of a security or other instrument, the Fund is subject to the risk that instead of declining, the price of the security or other instrument sold short will rise. If the price of the security or other instrument sold short increases between the date of the short sale and the date on which the Fund replaces the security or other instrument borrowed to make the short sale, the Fund will experience a loss, which is theoretically unlimited since there is a theoretically unlimited potential for the market price of a security or other instrument sold short to increase. By investing the proceeds received from selling securities short, the Fund is employing leverage, which creates special risks. Furthermore, until the Fund replaces a security borrowed, or sold short, it must pay to the lender amounts equal to any dividends that accrue during the period of the short sale. In addition, the Fund will incur certain transaction fees associated with short selling.

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Growth-oriented investment strategies risk. Growth funds generally focus on stocks of companies believed to have above-average potential for growth in revenue and earnings. Growth securities typically are very sensitive to market movements because their market prices frequently reflect projections of future earnings or revenues, and when it appears that those expectations will not be met the prices of growth securities typically fall. Prices of these companies’ securities may be more volatile than those of other securities, particularly over the short term.

B-11

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Value-oriented investment strategies risk. Value stocks are those that are believed to be undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security’s inherent value for a long time or at all, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. In addition, during some periods (which may be extensive) value stocks generally may be out of favor in the markets. Therefore the Fund is most suitable for long-term investors who are willing to hold their shares for extended periods of time through market fluctuations and the accompanying changes in share prices.

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IPO risk. The market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk.

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Sector focus risk. The Fund may invest a larger portion of its assets in one or more sectors than many other mutual funds and thus will be more susceptible to negative events affecting those sectors. At times the performance of the Fund’s investments may lag the performance of other sectors or the broader market as a whole. Such underperformance may continue for extended periods of time.

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Portfolio turnover risk. Active and frequent trading of the Fund’s securities may lead to higher transaction costs and may result in a greater number of taxable transactions, which could negatively affect the Fund’s performance. A high rate of portfolio turnover is 100% or more.

Investment Advisor and Sub-Advisors

Vivaldi Asset Management, LLC, a Delaware limited liability company formed in 2013 which maintains its principal offices at 225 West Wacker, Suite 2100, Chicago, Illinois 60606, acts as the investment advisor to the Fund pursuant to an investment advisory agreement (the “Advisory Agreement”) with IMST II. The Advisor is an investment advisor registered with the U.S. Securities and Exchange Commission (the “SEC”) and provides investment advice to open-end and closed-end funds. As of August 31, 2016, the Advisor has approximately $561 million in assets under management.

Pursuant to the Advisory Agreement, the Fund pays the Advisor an annual advisory fee of 1.60% of the Fund’s average daily net assets for the services and facilities it provides, payable on a monthly basis.

The Advisor and IMST II intend to file an application for an exemptive order from the SEC that would permit the Advisor to engage additional unaffiliated sub-advisors, and to enter into and materially amend an existing or future sub-advisory agreement with an unaffiliated sub-advisor, upon the approval of the Board of Trustees, without obtaining shareholder approval. The initial sole shareholder of the Fund has approved the Fund’s use of this exemptive order once issued by the SEC.

Crescat Portfolio Management, LLC (“Crescat”), a Colorado limited liability company located at 1560 Broadway, Suite 2270, Denver, Colorado 80202, is an SEC-registered investment advisory firm that manages capital for institutions and family offices based on a value-driven approach. Crescat serves as a sub-advisor to the Fund pursuant to a sub-advisory agreement with Vivaldi. As of August 31, 2016, Crescat had approximately $88 million in assets under management.

RiverNorth Capital Management, LLC (“RiverNorth”), a Delaware limited liability company located at 325 N. LaSalle Street, Suite 645, Chicago, IL 60654, is an SEC-registered investment advisory firm that manages capital for investment companies, pooled investment vehicles and other investment advisors. RiverNorth serves as a sub-advisor to the Fund pursuant to a sub-advisory agreement with Vivaldi. As of August 31, 2016, RiverNorth had approximately $3.4 billion in assets under management.

A discussion regarding the basis for the Board’s approval of the Advisory Agreement and Sub-Advisory Agreements will be available in the Fund’s Annual Report to shareholders dated as of February 28, 2017.

B-12

Portfolio Managers

The portfolio management teams for the Advisor and Sub-Advisors are comprised of the individuals listed below. The portfolio managers within each team are jointly and primarily responsible for the day-to-day management of the portion of the Fund’s portfolio managed by the applicable Advisor or Sub-Advisor.

Investment Advisor	Portfolio Managers	Managed the Predecessor Fund/Fund Since:
Vivaldi Asset Management, LLC	Michael Peck, CFA, President, Co-CIO, PM Scott Hergott, Director of Research, Co-CIO, PM Jeff O’Brien, PM Kyle Mowery, PM Brian Murphy, PM	2014 2014 2015 2015 2015

Sub-Advisors	Portfolio Managers	Managed the Predecessor Fund/Fund Since:
Crescat Portfolio Management, LLC RiverNorth Capital Management, LLC	Kevin Smith, CFA, CEO, CIO Patrick W. Galley, CFA, CIO, PM Stephen O’Neill, CFA, PM	2012 2016 2016

Mr. Michael Peck, CFA, joined Vivaldi in February 2012 and is currently President and Co-Chief Investment Officer. Prior to Vivaldi, Mr. Peck was a Portfolio Manager at Coe Capital, LLC, a Chicago-based registered investment advisor, from March 2010 to December 2011. From June 2007 through March 2009, Mr. Peck was a paid consultant at various real estate and investment companies. From 2006 to 2008, Mr. Peck was a Senior Financial Analyst/Risk Manager at The Bond Companies. Mr. Peck graduated from Lehigh University with a Bachelor of Science in Accounting. Mr. Peck also holds a Master of Arts in Finance and a Masters in Business Administration (Real Estate Analysis and Financial Analysis) from DePaul University and is a Chartered Financial Analyst (“CFA”).

Mr. Scott Hergott joined Vivaldi in January 2013 and currently serves as both the Director of Research and Co-Chief Investment Officer. From 2010 to 2012, Mr. Hergott held both risk management and business development roles at Citadel – specifically the Pioneer Path platform of portfolio managers. Prior to Citadel, from 2003 to 2010, Mr. Hergott was a Portfolio Manager at Iron Partners, LLC, a fund of hedge funds, where he was responsible for sourcing managers and performing investment due-diligence. Mr. Hergott has a Bachelor of Arts degree in Business from Northeastern Illinois University.

Mr. Jeff O’Brien joined Vivaldi in 2014 and currently serves as portfolio manager to the Fund. Mr. O’Brien also serves as a portfolio manager for the Vivaldi Merger Arbitrage Fund, Highland Capital Management, LP and Highland Capital Institutional Fund II, LLC. Prior to joining Vivaldi, Mr. O’Brien was the Founder and Managing Member of Glenfinnen Capital, LLC (“Glenfinnen”) which served as the investment advisor for two merger arbitrage hedge funds. Prior to founding Glenfinnen in April 2000, Mr. O’Brien served as a portfolio manager and research analyst on the risk arbitrage desk at First Capital Alliance for five years and before that as a credit analyst at NationsBank. Mr. O’Brien earned a Bachelor of Science in Finance from Indiana University.

Mr. Kyle Mowery joined Vivaldi in February 2015 and currently serves as portfolio manager to the Fund. Mr. Mowery is also Managing Partner of GrizzlyRock Capital, LLC (“GrizzlyRock”). Prior to founding GrizzlyRock in 2012, Mr. Mowery was part of BMO Capital Markets’ middle market leveraged finance team. Previously, Mr. Mowery was an Analyst at McDonnell Investment Management, LLC from 2007 to 2010. Before joining McDonnell Investment Management, Mr. Mowery was an Analyst at Pacific Alternative Asset Management Company. Mr. Mowery graduated from the University of Chicago Booth School of Business with a Master of Business Administration degree and from the University of California, Los Angeles with a Bachelor of Arts in Economics.

B-13

Mr. Brian Murphy joined Vivaldi in March 2014 as a Senior Research Analyst and currently serves as portfolio manager to the Fund. Mr. Murphy was previously a Director at Voyager Management, LLC (“Voyager Management”), a fund of hedge fund firm, from 2010 to 2014. Prior to Voyager Management, from 2009 to 2010, Mr. Murphy was Derivatives Product Specialist at Analytic Investors, specializing in quantitative derivative hedge fund strategies. Mr. Murphy was also an Analyst at Iron Partners, LLC, a fund of hedge fund firm, from 2007 to 2009, where he was primarily responsible for covering hedged equity, equity trading, derivative and structured product services. Mr. Murphy graduated from Miami University with a Bachelor of Science in Finance.

Kevin Smith, CFA, CEO and Chief Investment Officer, has served as managing partner and Chief Investment Officer for Crescat since inception in January 2006. Mr. Smith earned his BA in Economics from Stanford University in 1986 and an MBA with a specialization in finance from the University of Chicago’s Booth School of Business in 1992.

Patrick W. Galley, CFA is a co-portfolio manager of the Fund’s closed-end fund arbitrage strategy. Mr. Galley is the Chief Investment Officer for RiverNorth. Mr. Galley heads the firm’s research and investment team and oversees all portfolio management activities at RiverNorth. Mr. Galley also serves as the President and Chairman of RiverNorth Funds. Prior to joining RiverNorth in 2004, he was most recently a Vice President at Bank of America in the Global Investment Bank’s Portfolio Management group, where he specialized in analyzing and structuring corporate transactions for investment management firms in addition to closed-end and open-end funds, hedge funds, funds of funds, structured investment vehicles and insurance/reinsurance companies. Mr. Galley graduated with honors from Rochester Institute of Technology with a B.S. in Finance. He has received the Chartered Financial Analyst (CFA) designation, is a member of the CFA Institute and is a member of the CFA Society of Chicago.

Stephen O’Neill, CFA is a co-portfolio manager of the Fund’s closed-end fund arbitrage strategy. Mr. O’Neill is a Portfolio Manager for RiverNorth. Mr. O’Neill conducts qualitative and quantitative analysis of closed-end funds and their respective asset classes. Prior to joining RiverNorth, he was most recently an Assistant Vice President at Bank of America in the Global Investment Bank’s Portfolio Management group. At Bank of America, he specialized in the corporate real estate, asset management, and structured finance industries. Mr. O’Neill graduated magna cum laude from Miami University in Oxford, Ohio with a B.S. in finance and a minor in economics. Mr. O’Neill has received the Chartered Financial Analyst (CFA) designation, is a member of the CFA Institute and is a member of the CFA Society of Chicago.

The SAI provides additional information about the portfolio managers’ methods of compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of Fund securities.

Other Service Providers
IMST Distributors, LLC (the “Distributor”) is IMST II’s principal underwriter and acts as IMST II’s distributor in connection with the offering of Fund shares. The Distributor may enter into agreements with banks, broker-dealers, or other financial intermediaries through which investors may purchase or redeem shares. The Distributor is not affiliated with IMST II, the Advisor, the Sub-Advisors or any other service provider for the Fund.

Fund Expenses
The Fund is responsible for its own operating expenses (all of which will be borne directly or indirectly by the Fund’s shareholders), including among others, legal fees and expenses of counsel to the Fund and the Fund’s independent trustees; insurance (including trustees’ and officers’ errors and omissions insurance); auditing and accounting expenses; taxes and governmental fees; listing fees; fees and expenses of the Fund’s custodians, administrators, transfer agents, registrars and other service providers; expenses for portfolio pricing services by a pricing agent, if any; expenses in connection with the issuance and offering of shares; brokerage commissions and other costs of acquiring or disposing of any portfolio holding of the Fund; and any litigation expenses.

The Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that the total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 2.25% and 1.95% of the average daily net assets of Class A and Class I shares of the Fund, respectively. This agreement is in effect until December 16, 2018, and it may be terminated before that date only by IMST II’s Board of Trustees.

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Any reduction in advisory fees or payment of the Fund’s expenses made by the Advisor in a fiscal year may be reimbursed by the Fund for a period ending three full fiscal years after the date of reduction or payment if the Advisor so requests. This reimbursement may be requested from the Fund if the aggregate amount of operating expenses for a fiscal year, as accrued each month, does not exceed the lesser of (a) the limitation on Fund expenses in effect at the time of the relevant reduction in advisory fees or payment of the Fund’s expenses, or (b) the limitation on Fund expenses at the time of the request. However, the reimbursement amount may not exceed the total amount of fees waived and/or Fund expenses paid by the Advisor and will not include any amounts previously reimbursed to the Advisor by the Fund. Any such reimbursement is contingent upon the Board’s subsequent review of the reimbursed amounts and no reimbursement may cause the total operating expenses paid by the Fund in a fiscal year to exceed the applicable limitation on Fund expenses. The Fund must pay current ordinary operating expenses before the Advisor is entitled to any reimbursement of fees and/or Fund expenses.

DISTRIBUTION AND SHAREHOLDER SERVICE PLAN

Distribution and Service (Rule 12b-1) Fees (For Class A Shares)
IMST II has adopted a plan on behalf of the Fund pursuant to Rule 12b-1 of the 1940 Act (the “12b-1 Plan”) which allows the Fund to pay distribution fees for the sale and distribution of its Class A shares and/or shareholder liaison service fees in connection with the provision of personal services to shareholders of Class A shares and the maintenance of their shareholder accounts. The 12b-1 Plan provides for the payment of such fees at the annual rate of up to 0.25% of average daily net assets attributable to Class A shares. Since these fees are paid out of the Fund’s assets attributable to the Fund’s Class A shares, these fees will increase the cost of your investment and, over time, may cost you more than paying other types of sales charges. The net income attributable to Class A shares will be reduced by the amount of distribution and shareholder liaison service fees and other expenses of the Fund associated with that class of shares.

To assist investors in comparing classes of shares, the table under the Prospectus heading “Fees and Expenses of the Fund” provides a summary of expenses and an example of the sales charges and expenses of the Fund applicable to each class of shares offered in this Prospectus.

Class I shares are not subject to any distribution fees under the 12b-1 Plan.

Shareholder Service Fee
The Fund may pay a fee at an annual rate of up to 0.15% and 0.10% of its average daily net assets attributable to Class A shares and Class I shares, respectively, to shareholder servicing agents. Shareholder servicing agents provide non-distribution administrative and support services to their customers, which may include establishing and maintaining accounts and records relating to shareholders, processing dividend and distribution payments from the Fund on behalf of shareholders, forwarding communications from the Fund, providing sub-accounting with respect to Fund shares, and other similar services.

Additional Payments to Broker-Dealers and Other Financial Intermediaries
The Advisor or Sub-Advisors may pay service fees to intermediaries such as banks, broker-dealers, financial advisors or other financial institutions, some of which may be affiliates, for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents.

The Advisor, out of its own resources, and without additional cost to the Fund or its shareholders, may provide additional cash payments or non-cash compensation to broker-dealers or intermediaries that sell shares of the Fund. These additional cash payments are generally made to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. The Advisor may pay cash compensation for inclusion of the Fund on a sales list, including a preferred or select sales list, or in other sales programs, or may pay an expense reimbursement in cases where the intermediary provides shareholder services to the Fund’s shareholders.

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YOUR ACCOUNT WITH THE FUND

Share Price
The offering price of each class of the Fund’s shares is the net asset value per share (“NAV”) of that class (plus any sales charges, as applicable). The difference among the classes’ NAVs reflect the daily expense accruals of the distribution fees applicable to Class A Shares and the differences in shareholder service fees. The Fund’s NAV is calculated as of 4:00 p.m. Eastern time, the normal close of regular trading on the New York Stock Exchange (“NYSE”), on each day the NYSE is open for trading. If for example, the NYSE closes at 1:00 p.m. New York time, the Fund’s NAV would still be determined as of 4:00 p.m. New York time. In this example, portfolio securities traded on the NYSE would be valued at their closing prices unless IMST II’s Valuation Committee determines that a “fair value” adjustment is appropriate due to subsequent events. The NAV for each class is determined by dividing the value of the Fund’s portfolio securities, cash and other assets (including accrued interest) allocable to such class, less all liabilities (including accrued expenses) allocable to such class, by the total number of outstanding shares of such class. The Fund’s NAV may be calculated earlier if trading on the NYSE is restricted or if permitted by the SEC. The NYSE is closed on weekends and most U.S. national holidays. However, foreign securities listed primarily on non-U.S. markets may trade on weekends or other days on which a Fund does not value its shares, which may significantly affect the Fund’s NAV on days when you are not able to buy or sell Fund shares.

The Fund’s securities generally are valued at market price. Securities are valued at fair value when market quotations are not readily available. The Board has adopted procedures to be followed when the Fund must utilize fair value pricing, including when reliable market quotations are not readily available, when the Fund’s pricing service does not provide a valuation (or provides a valuation that, in the judgment of the Advisor, does not represent the security’s fair value), or when, in the judgment of the Advisor, events have rendered the market value unreliable (see, for example, the discussion of fair value pricing of foreign securities in the paragraph below). Valuing securities at fair value involves reliance on the judgment of the Advisor and the Board (or a committee thereof), and may result in a different price being used in the calculation of the Fund’s NAVs from quoted or published prices for the same securities. Fair value determinations are made in good faith in accordance with procedures adopted by the Board. There can be no assurance that the Fund will obtain the fair value assigned to a security if it sells the security.

In certain circumstances, the Fund employs fair value pricing to ensure greater accuracy in determining daily NAVs and to prevent dilution by frequent traders or market timers who seek to exploit temporary market anomalies. Fair value pricing may be applied to foreign securities held by the Fund upon the occurrence of an event after the close of trading on non-U.S. markets but before the close of trading on the NYSE when the Fund’s NAVs are determined. If the event may result in a material adjustment to the price of the Fund’s foreign securities once non-U.S. markets open on the following business day (such as, for example, a significant surge or decline in the U.S. market), the Fund may value such foreign securities at fair value, taking into account the effect of such event, in order to calculate the Fund’s NAVs.

Other types of portfolio securities that the Fund may fair value include, but are not limited to: (1) investments that are illiquid or traded infrequently, including “restricted” securities and private placements for which there is no public market; (2) investments for which, in the judgment of the Advisor, the market price is stale; (3) securities of an issuer that has entered into a restructuring; (4) securities for which trading has been halted or suspended; and (5) fixed income securities for which there is no current market value quotation.

Buying Fund Shares
This Prospectus offers two classes of shares of the Fund, designated as Class A and Class I Shares.

•	Class A shares generally incur annual distribution and shareholder service fees.
•	Class I shares do not incur distribution fees but may incur shareholder service fees.

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By offering multiple classes of shares, the Fund permits each investor to choose the class of shares that is most beneficial given the type of investor, the amount to be invested and the length of time the investor expects to hold the shares.

Each class of shares generally has the same rights, except for the distribution fees, and related expenses associated with each class of shares, and the exclusive voting rights by each class with respect to any distribution plan or service plan for such class of shares.

To purchase shares of the Fund, you must invest at least the minimum amount indicated in the following table:

Minimum Investments	To Open Your Account	To Add to Your Account
Class A
Direct Regular Accounts	$5,000	None
Direct Retirement Accounts	$5,000	None
Automatic Investment Plan	$5,000	None
Gift Account For Minors	$5,000	None
Class I
Direct Regular Accounts	$100,000	None
Direct Retirement Accounts	$100,000	None
Automatic Investment Plan	$100,000	None
Gift Account For Minors	$100,000	None

Shares of the Fund may be purchased by check, by wire transfer of funds via a bank or through an approved financial intermediary (i.e., a supermarket, investment advisor, financial planner or consultant, broker, dealer or other investment professional and their agents) authorized by the Fund to receive purchase orders. A financial intermediary may charge additional fees and may require higher minimum investments or impose other limitations on buying and selling Fund shares. From time to time, a financial intermediary may modify or waive the initial and subsequent investment minimums. You may make an initial investment in an amount greater than the minimum amounts shown in the preceding table and the Fund may, from time to time, reduce or waive the minimum initial investment amounts. The minimum initial investment amount is automatically waived for Fund shares purchased by Trustees of IMST II and current or retired trustees and employees of the Advisor and its affiliates.

To the extent allowed by applicable law, the Fund reserves the right to discontinue offering shares at any time or to cease operating entirely.

Sales Charge Schedule

Class A shares of the Fund are sold at the public offering price, which is the NAV plus an initial maximum sales charge which varies with the amount you invest as shown in the following chart. This means that part of your investment in the Fund will be used to pay the sales charge.

Class A Shares—Sales Charge Schedule
Your Investment	Front-End Sales Charge As a % Of Offering Price*	Front-End Sales Charge As a % Of Net Investment	Dealer Reallowance As a % Of Offering Price
Less than $50,000	5.00%	5.26%	5.00%
$50,000 -$99,999	4.50%	4.71%	4.50%
$100,000-$249,999	3.50%	3.63%	3.50%
$250,000-$499,999	2.50%	2.56%	2.50%
$500,000-$750,000	2.25%	2.30%	2.25%
$750,000-$1,000,000	1.75%	1.78%	1.75%
$1,000,000 and above	None	None	None

*	The offering price includes the sales charge.

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Because of rounding in the calculation of front-end sales charges, the actual front-end sales charge paid by an investor may be higher or lower than the percentages noted above. No sales charge is imposed on Class A shares received from reinvestment of dividends or capital gain distributions.

Class A Shares Purchase Programs

Eligible purchasers of Class A shares also may be entitled to reduced or waived sales charges through certain purchase programs offered by the Fund.

Quantity Discounts. You may be able to lower your Class A sales charges if:

•
you assure the Fund in writing that you intend to invest at least $50,000 in Class A shares of the Fund over the next thirteen (13) months in exchange for a reduced sales charge ("Letter of Intent") (see below); or

•	the amount of Class A shares you already own in the Fund plus the amount you intend to invest in Class A shares is at least $50,000 ("Cumulative Discount").

By signing a Letter of Intent you can purchase shares of the Fund at a lower sales charge level. Your individual purchases will be made at the applicable sales charge based on the amount you intend to invest over a 13-month period as stated in the Letter of Intent. Any shares purchased within ninety (90) days prior to the date you sign the Letter of Intent may be used as credit toward completion of the stated amount, but the reduced sales charge will only apply to new purchases made on or after the date of the Letter of Intent. Purchases resulting from the reinvestment of dividends and capital gains do not apply toward fulfillment of the Letter of Intent. Shares equal to 5.00% of the amount stated in the Letter of Intent will be held in escrow during the 13-month period. If, at the end of the period, the total net amount invested is less than the amount stated in the Letter of Intent, you will be required to pay the difference between the reduced sales charge and the sales charge applicable to the individual net amounts invested had the Letter of Intent not been in effect. This amount will be obtained from redemption of the escrowed shares. Any remaining escrowed shares after payment to the Fund of the difference in applicable sales charges will be released to you. If you establish a Letter of Intent with the Fund, you can aggregate your accounts as well as the accounts of your immediate family members. You will need to provide written instructions with respect to the other accounts whose purchases should be considered in fulfillment of the Letter of Intent.

The Letter of Intent and Cumulative Discount are intended to let you combine investments made at other times for purposes of calculating your present sales charge. Any time you can use any of these quantity discounts to "move" your investment into a lower sales charge level, it is generally beneficial for you to do so.

For purposes of determining whether you are eligible for a reduced Class A sales charge, you and your immediate family members (i.e., your spouse or domestic partner and your children or stepchildren age 21 or younger) may aggregate your investments in the Fund. This includes, for example, investments held in a retirement account, an employee benefit plan, or through a financial advisor other than the one handling your current purchase. These combined investments will be valued at their current offering price to determine whether your current investment amount qualifies for a reduced sales charge.

You must notify the Fund or an approved financial intermediary at the time of purchase whenever a quantity discount is applicable to purchases and you may be required to provide the Fund, or an approved financial intermediary, with certain information or records to verify your eligibility for a quantity discount. Such information or records may include account statements or other records regarding the shares of the Fund held in all accounts (e.g., retirement accounts) by you and other eligible persons, which may include accounts held at the Fund or at other approved financial intermediaries. Upon such notification, you will pay the sales charge at the lowest applicable sales charge level. You should retain any records necessary to substantiate the purchase price of the Fund’s shares, as the Fund and approved financial intermediary may not retain this information.

Information about sales charges can be found on the Fund’s website www.vivaldifunds.com or you can consult with your financial representative.

Net Asset Value Purchases. You may be able to buy Class A shares without a sales charge if you are:

B-18

•	reinvesting dividends or distributions;

•	making additional investments for your 401(k) or other retirement or direct accounts;

•	participating in an investment advisory or agency commission program under which you pay a fee to an investment advisor or other firm for portfolio management or brokerage services;

•
a financial intermediary purchasing on behalf of its clients that: (i) is compensated by clients on a fee-only basis, including but not limited to investment advisors, financial planners, and bank trust departments; or (ii) has entered into an agreement with the Fund to offer Class A shares through a no-load network or platform;

•	a current Trustee of IMST II; or

•
an employee (including the employee’s spouse, domestic partner, children, grandchildren, parents, grandparents, siblings and any dependent of the employee, as defined in Section 152 of the Internal Revenue Code) of the Advisor, the Sub-Advisors or of a broker-dealer authorized to sell shares of the Fund.

Your financial advisor or the Fund’s transfer agent (the "Transfer Agent") can answer your questions and help you determine if you are eligible.

Class I Shares
To purchase Class I Shares of the Fund, you generally must invest at least $100,000. Class I Shares are not subject to any initial sales charge.

Class I Shares are available for purchase by clients of financial intermediaries who charge such clients an ongoing fee for advisory, investment, consulting or similar services. Such clients may include individuals, corporations, endowments and foundations.

In-Kind Purchases and Redemptions
The Fund reserves the right to accept payment for shares in the form of securities that are permissible investments for the Fund. The Fund also reserves the right to pay redemptions by an “in-kind” distribution of portfolio securities (instead of cash) from the Fund. In-kind purchases and redemptions are taxable events and may result in the recognition of gain or loss for federal income tax purposes. See the SAI for further information about the terms of these purchases and redemptions.

Additional Investments
Additional subscriptions in the Fund generally may be made by investing at least the minimum amount shown in the table above. Exceptions may be made at the Fund’s discretion. You may purchase additional shares of the Fund by sending a check together with the investment stub from your most recent account statement to the Fund at the applicable address listed in the table below. Please ensure that you include your account number on the check. If you do not have the investment stub from your account statement, list your name, address and account number on a separate sheet of paper and include it with your check. You may also make additional investments in the Fund by wire transfer of funds or through an approved financial intermediary. The minimum additional investment amount is automatically waived for shares purchased by Trustees of IMST II and current or retired trustees and employees of the Advisor and its affiliates. Please follow the procedures described in this Prospectus.

Dividend Reinvestment
You may reinvest dividends and capital gains distributions in shares of the Fund. Such shares are acquired at NAV (without a sales charge) on the applicable payable date of the dividend or capital gain distribution. Unless you instruct otherwise, dividends and distributions on Fund shares are automatically reinvested in shares of the same class of the Fund paying the dividend or distribution. This instruction may be made by writing to the Transfer Agent or by telephone by calling 1-877-779-1999. You may, on the account application form or prior to any declaration, instruct that dividends and/or capital gain distributions be paid in cash or be reinvested in the Fund at the next determined NAV. If you elect to receive dividends and/or capital gain distributions in cash and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six (6) months or more, the Fund reserves the right to reinvest the distribution check in your account at the Fund’s current NAV and to reinvest all subsequent distributions.

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Customer Identification Information
To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, you will be asked for your name, date of birth (for a natural person), your residential address or principal place of business, and mailing address, if different, as well as your Social Security Number or Taxpayer Identification Number. Additional information is required for corporations, partnerships and other entities. Applications without such information will not be considered in good order. The Fund reserves the right to deny any application if the application is not in good order.

This Prospectus should not be considered a solicitation to purchase or as an offer to sell shares of the Fund in any jurisdiction where it would be unlawful to do so under the laws of that jurisdiction. Please note that the value of your account may be transferred to the appropriate state if no activity occurs in the account within the time period specified by state law.

Timing and Nature of Requests
The purchase price you will pay for the Fund’s shares will be the next NAV (plus any sales charge, as applicable) calculated after the Transfer Agent or your authorized financial intermediary receives your request in good order. “Good order” means that your purchase request includes: (1) the name of the Fund, (2) the dollar amount of shares to be purchased, (3) your purchase application or investment stub, and (4) a check payable to the Vivaldi Orinda Multi-Strategy Fund. All requests received in good order before 4:00 p.m. (Eastern Time) on any business day will be processed on that same day. Requests received at or after 4:00 p.m. (Eastern Time) will be transacted at the next business day’s NAV. All purchases must be made in U.S. Dollars and drawn on U.S. financial institutions.

Methods of Buying
Through a broker- dealer or other financial intermediary
The Fund is offered through certain approved financial intermediaries (and their agents). The Fund is also offered directly. A purchase order placed with a financial intermediary or its authorized agent is treated as if such order was placed directly with the Fund, and will be deemed to have been received by the Fund when the financial intermediary or its authorized agent received the order and will be executed at the next NAV (plus any sales charge, as applicable) calculated by the Fund. Your financial intermediary will hold your shares in a pooled account in its (or its agent’s) name. The Fund may pay your financial intermediary (or its agent) to maintain your individual ownership information, maintain required records, and provide other shareholder services. The financial intermediary which offers shares may require payment of additional fees from its individual clients. If you invest through your financial intermediary, its policies and fees may be different than those described in this Prospectus. For example, the financial intermediary may charge transaction fees or set different minimum investments. Your financial intermediary is responsible for processing your order correctly and promptly, keeping you advised of the status of your account, confirming your transactions and ensuring that you receive copies of the Fund’s Prospectus. Please contact your financial intermediary to determine whether it is an approved financial intermediary of the Fund or for additional information.

By mail
The Fund will not accept payment in cash, including cashier’s checks. Also, to prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card checks, traveler’s checks, money orders or starter checks for the purchase of shares. All checks must be made in U.S. Dollars and drawn on U.S. financial institutions.

To buy shares directly from the Fund by mail, complete an account application and send it together with your check for the amount you wish to invest to the Fund at the address indicated below. To make additional investments once you have opened your account, write your account number on the check and send it to the Fund together with the most recent confirmation statement received from the Transfer Agent. If your check is returned for insufficient funds, your purchase will be canceled and a $25 fee will be assessed against your account by the Transfer Agent.

B-20

Regular Mail Vivaldi Orinda Multi-Strategy Fund P.O. Box 2175 Milwaukee, Wisconsin 53201	Overnight Delivery Vivaldi Orinda Multi-Strategy Fund 235 West Galena Street Milwaukee, Wisconsin 53212

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents.

By telephone
To make additional investments by telephone, you must authorize telephone purchases on your account application. If you have given authorization for telephone transactions and your account has been open for at least fifteen (15) days, call the Transfer Agent toll-free at 1-877-779-1999 and you will be allowed to move money in amounts of at least $100, but not greater than $50,000, from your bank account to the Fund’s account upon request. Only bank accounts held at U.S. institutions that are ACH members may be used for telephone transactions. If your order is placed before 4:00 p.m. (Eastern Time) on a business day shares will be purchased in your account at the NAV (plus any sales charge, as applicable) calculated on that day. Orders received at or after 4:00 p.m. (Eastern Time) will be transacted at the next business day’s NAV. For security reasons, requests by telephone will be recorded.

By wire
To open an account by wire, a completed account application form must be received by the Fund before your wire can be accepted. You may mail or send by overnight delivery your account application form to the Transfer Agent. Upon receipt of your completed account application form, an account will be established for you. The account number assigned to you will be required as part of the wiring instruction that should be provided to your bank to send the wire. Your bank must include the name of the Fund, the account number, and your name so that monies can be correctly applied. Your bank should transmit monies by wire to:

UMB Bank, n.a.
ABA Number 101000695
For credit to Vivaldi Orinda Multi-Strategy Fund
A/C # [ ]
For further credit to:
Your account number
Fund Name
Name(s) of investor(s)
Social Security Number or Taxpayer Identification Number

Before sending your wire, please contact the Transfer Agent at 1-877-779-1999 to notify it of your intention to wire funds. This will ensure prompt and accurate credit upon receipt of your wire. Your bank may charge a fee for its wiring service.

Wired funds must be received prior to 4:00 p.m. (Eastern Time) on a business day to be eligible for same day pricing. The Fund and UMB Bank, n.a. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

Selling (Redeeming) Fund Shares
Through a broker- dealer or other financial intermediary
If you purchased your shares through an approved financial intermediary, your redemption order must be placed through the same financial intermediary. The Fund will be deemed to have received a redemption order when a financial intermediary (or its authorized agent) receives the order. The financial intermediary must receive your redemption order prior to 4:00 p.m. (Eastern Time) on a business day for the redemption to be processed at the current day’s NAV. Orders received at or after 4:00 p.m. (Eastern Time) on a business day or on a day when the Fund does not value its shares will be transacted at the next business day’s NAV. Please keep in mind that your financial intermediary may charge additional fees for its services. In the event your approved financial intermediary is no longer available or in operation, you may place your redemption order directly with the Fund as described below.

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By mail
You may redeem shares purchased directly from the Fund by mail. Send your written redemption request to Vivaldi Orinda Multi-Strategy Fund at the address indicated below. Your request must be in good order and contain the Fund name, the name(s) on the account, your account number and the dollar amount or the number of shares to be redeemed. The redemption request must be signed by all shareholders listed on the account. Additional documents are required for certain types of shareholders, such as corporations, partnerships, executors, trustees, administrators, or guardians (i.e., corporate resolutions dated within sixty (60) days, or trust documents indicating proper authorization).

	Regular Mail Vivaldi Orinda Multi-Strategy Fund P.O. Box 2175 Milwaukee, Wisconsin 53201	Overnight Delivery Vivaldi Orinda Multi-Strategy Fund 235 West Galena Street Milwaukee, Wisconsin 53212

A Medallion signature guarantee must be included if any of the following situations apply:

• • • • •
You wish to redeem more than $50,000 worth of shares;
When redemption proceeds are sent to any person, address or bank account not on record;
If a change of address was received by the Transfer Agent within the last fifteen (15) days;
If ownership is changed on your account; or
When establishing or modifying certain services on your account.

By telephone
To redeem shares by telephone, call the Fund at 1-877-779-1999 and specify the amount of money you wish to redeem. You may have a check sent to the address of record, or, if previously established on your account, you may have proceeds sent by wire or electronic funds transfer through the ACH network directly to your bank account. Wire transfers are subject to a $20 fee paid by the shareholder and your bank may charge a fee to receive wired funds. Checks sent via overnight delivery are subject to a $25 charge. You do not incur any charge when proceeds are sent via the ACH network; however, credit may not be available for two to three business days.

If you are authorized to perform telephone transactions (either through your account application form or by subsequent arrangement in writing with the Fund), you may redeem shares worth up to $50,000, by instructing the Fund by phone at 1-877-779-1999. Unless noted on the initial account application, a Medallion signature guarantee is required of all shareholders in order to qualify for or to change telephone redemption privileges.

Note: The Fund and all of its service providers will not be liable for any loss or expense in acting upon instructions that are reasonably believed to be genuine. To confirm that all telephone instructions are genuine, the caller must verify the following:

• The Fund account number;
• The name in which his or her account is registered;
• The Social Security Number or Taxpayer Identification Number under which the account is registered; and
• The address of the account holder, as stated in the account application form.

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Medallion Signature Guarantee
In addition to the situations described above, the Fund reserves the right to require a Medallion signature guarantee in other instances based on the circumstances relative to the particular situation.

Shareholders redeeming more than $50,000 worth of shares by mail should submit written instructions with a Medallion signature guarantee from an eligible institution acceptable to the Transfer Agent, such as a domestic bank or trust company, broker, dealer, clearing agency or savings association, or from any participant in a Medallion program recognized by the Securities Transfer Association. The three currently recognized Medallion programs are Securities Transfer Agents Medallion Program, Stock Exchanges Medallion Program and New York Stock Exchange, Inc. Medallion Signature Program. Signature guarantees that are not part of these programs will not be accepted. Participants in Medallion programs are subject to dollar limitations which must be considered when requesting their guarantee. The Transfer Agent may reject any signature guarantee if it believes the transaction would otherwise be improper. A notary public cannot provide a signature guarantee.

Payment of Redemption Proceeds
You may redeem shares of the Fund at a price equal to the NAV next determined after the Transfer Agent and/or authorized agent receives your redemption request in good order. Generally your redemption request cannot be processed on days the NYSE is closed. All requests received in good order by the Transfer Agent and/or authorized agent before the close of the regular trading session of the NYSE (generally 4:00 p.m. Eastern Time) will usually be sent to the bank you indicate or wired on the following business day using the wire instructions on record. Except as specified below, the Fund will process your redemption request and send your proceeds within seven (7) calendar days after the Fund receives your redemption request.

If you purchase shares using a check and request a redemption before the check has cleared, the Fund may postpone payment of your redemption proceeds up to fifteen (15) calendar days while the Fund waits for the check to clear. Furthermore, the Fund may suspend the right to redeem shares or postpone the date of payment upon redemption for more than seven calendar days: (1) for any period during which the NYSE is closed (other than customary weekend or holiday closings) or trading on the NYSE is restricted; (2) for any period during which an emergency exists affecting the sale of the Fund’s securities or making such sale or the fair determination of the value of the Fund’s net assets not reasonably practicable; or (3) for such other periods as the SEC may permit for the protection of the Fund’s shareholders.

Other Redemption Information
Shareholders who hold shares of the Fund through an IRA or other retirement plan must indicate on their redemption requests whether to withhold federal income tax. Redemption requests failing to indicate an election not to have taxes withheld will generally be subject to a 10% federal income tax withholding. In addition, if you are a resident of certain states, state income tax also applies to non-Roth IRA distributions when federal withholding applies. Please consult with your tax professional.

The Fund generally pays sale (redemption) proceeds in cash. However, under unusual conditions, the Fund may pay all or part of a shareholder’s redemption proceeds in portfolio securities with a market value equal to the redemption price (redemption-in-kind) in lieu of cash in order to protect the interests of the Fund’s remaining shareholders. If the Fund redeems your shares in kind, you will bear any market risks associated with investment in these securities, and you will be responsible for the costs (including brokerage charges) of converting the securities to cash.

The Fund may redeem all of the shares held in your account if your balance falls below the Fund’s minimum initial investment amount due to your redemption activity. In these circumstances, the Fund will notify you in writing and request that you increase your balance above the minimum initial investment amount within thirty (30) days of the date of the notice. If, within thirty (30) days of the Fund’s written request, you have not increased your account balance, your shares will be automatically redeemed at the current NAV. The Fund will not require that your shares be redeemed if the value of your account drops below the investment minimum due to fluctuations of the Fund’s NAV.

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Cost Basis Information
Federal tax law requires that regulated investment companies, such as the Fund, report their shareholders’ cost basis, gain/loss, and holding period to the IRS on the shareholders’ Consolidated Form 1099s when “covered” shares of the regulated investment companies are sold. Covered shares are any shares acquired (including pursuant to a dividend reinvestment plan) on or after January 1, 2012.

The Fund has chosen “first-in, first-out” (“FIFO”) as its standing (default) tax lot identification method for all shareholders, which means this is the method the Fund will use to determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing net asset values and the entire position is not sold at one time. The Fund’s standing tax lot identification method is the method it will use to report the sale of covered shares on your Consolidated Form 1099 if you do not select a specific tax lot identification method.

Subject to certain limitations, you may choose a method other than the Fund’s standing method at the time of your purchase or upon the sale of covered shares. Please refer to the appropriate Treasury regulations or consult your tax advisor with regard to your personal circumstances.

Redemptions are taxable and you may realize a gain or a loss upon the sale of your shares. Certain shareholders may be subject to backup withholding on redemption proceeds.

Tools to Combat Frequent Transactions
IMST II’s Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders. IMST II discourages excessive, short-term trading and other abusive trading practices that may disrupt portfolio management strategies and harm the Fund’s performance. IMST II takes steps to reduce the frequency and effect of these activities in the Fund. These steps may include monitoring trading activity and using fair value pricing. In addition, IMST II may take action, which may include using its best efforts to restrict a shareholder’s trading privileges in the Fund, if that shareholder has engaged in four (4) or more “round trips” in the Fund during a 12-month period. Although these efforts (which are described in more detail below) are designed to discourage abusive trading practices, these tools cannot eliminate the possibility that such activity may occur. Further, while IMST II makes efforts to identify and restrict frequent trading, IMST II receives purchase and sale orders through financial intermediaries and cannot always know or detect frequent trading that may be facilitated by the use of intermediaries or the use of group or omnibus accounts by those intermediaries. IMST II seeks to exercise its judgment in implementing these tools to the best of its ability in a manner that IMST II believes is consistent with the interests of Fund shareholders.

Monitoring Trading Practices
IMST II may monitor trades in Fund shares in an effort to detect short-term trading activities. If, as a result of this monitoring, IMST II believes that a shareholder of the Fund has engaged in excessive short-term trading, it may, in its discretion, ask the shareholder to stop such activities or refuse to process purchases in the shareholder’s accounts. In making such judgments, IMST II seeks to act in a manner that it believes is consistent with the best interest of Fund shareholders. Due to the complexity and subjectivity involved in identifying abusive trading activity, there can be no assurance that IMST II’s efforts will identify all trades or trading practices that may be considered abusive.

General Transaction Policies
Some of the following policies are mentioned above. In general, the Fund reserves the right to:

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•	vary or waive any minimum investment requirement;
•
refuse, change, discontinue, or temporarily suspend account services, including purchase or telephone redemption privileges (if redemption by telephone is not available, you may send your redemption order to the Fund via regular or overnight delivery), for any reason;

•
reject any purchase request for any reason (generally the Fund does this if the purchase is disruptive to the efficient management of the Fund due to the timing of the investment or an investor’s history of excessive trading);

•	delay paying redemption proceeds for up to seven (7) calendar days after receiving a request, if an earlier payment could adversely affect the Fund;
•	reject any purchase or redemption request that does not contain all required documentation; and
•	subject to applicable law and with prior notice, adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

If you elect telephone privileges on the account application or in a letter to the Fund, you may be responsible for any fraudulent telephone orders as long as the Fund and/or its service providers have taken reasonable precautions to verify your identity. In addition, once you place a telephone transaction request, it cannot be canceled or modified.

During periods of significant economic or market change, telephone transactions may be difficult to complete. If you are unable to contact the Fund by telephone, you may also mail your request to the Fund at the address listed under “Methods of Buying.”

Your broker or other financial intermediary may establish policies that differ from those of the Fund. For example, the organization may charge transaction fees, set higher minimum investments, or impose certain limitations on buying or selling shares in addition to those identified in this Prospectus. Contact your broker or other financial intermediary for details.

Please note that the value of your account may be transferred to the appropriate state if no activity occurs in the account within the time period specified by state law.

Exchange Privilege
You may exchange shares of the Fund into shares of Vivaldi Merger Arbitrage Fund, a separate series of IMST II managed by the Advisor, which is offered in a separate prospectus (please contact the Fund at 1-877-779-1999 to receive the prospectus for the Vivaldi Merger Arbitrage Fund). The amount of the exchange must be equal to or greater than the required minimum initial investment for the Vivaldi Merger Arbitrage Fund, as stated in that fund’s prospectus. You may realize either a gain or loss on those shares and will be responsible for paying the appropriate taxes. If you exchange shares through a broker, the broker may charge you a transaction fee. You may exchange shares by sending a written request to the Fund or by telephone. Be sure that your written request includes the dollar amount or number of shares to be exchanged, the name(s) on the account and the account number(s), and is signed by all shareholders on the account. In order to limit expenses, the Fund reserves the right to limit the total number of exchanges you can make in any year.

Conversion of Shares
A share conversion is a transaction in which shares of one class of the Fund are exchanged for shares of another class of the Fund. Share conversions can occur between each share class of the Fund. Generally, share conversions occur when a shareholder becomes eligible for another share class of the Fund or no longer meets the eligibility criteria of the share class owned by the shareholder (and another class exists for which the shareholder would be eligible). Please note that a share conversion is generally a non-taxable event, but you should consult with your personal tax advisor on your particular circumstances. Please note, all share conversion requests must be approved by the Advisor.

A request for a share conversion will not be processed until it is received in “good order” (as defined above) by the Fund or your financial intermediary. To receive the NAV of the new class calculated that day, conversion requests must be received in good order by the Fund or your financial intermediary before 4:00 p.m., Eastern Time or the financial intermediary’s earlier applicable deadline. Please note that, because the NAV of each class of the Fund will generally vary from the NAV of the other class due to differences in expenses, you will receive a number of shares of the new class that is different from the number of shares that you held of the old class, but the total value of your holdings will remain the same.

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The Fund’s frequent trading policies will not be applicable to share conversions. If you hold your shares through a financial intermediary, please contact the financial intermediary for more information on share conversions. Please note that certain financial intermediaries may not permit all types of share conversions. The Fund reserves the right to terminate, suspend or modify the share conversion privilege for any shareholder or group of shareholders.

The Fund reserves the right to automatically convert shareholders from one class to another if they either no longer qualify as eligible for their existing class or if they become eligible for another class. Such mandatory conversions may be as a result of a change in value of an account due to market movements, exchanges or redemptions. The Fund will notify affected shareholders in writing prior to any mandatory conversion.

Availability of Information
Information regarding sales charges of the Fund and the applicability and availability of discounts from sales charges is available free of charge on the Fund’s website at www.vivaldifunds.com. The Prospectus and SAI are also available on the website.

In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and Prospectus to each household. If you do not want the mailing of these documents to be combined with those of other members of your household, please contact your authorized dealer or the Transfer Agent.

Additional Information
The Fund enters into contractual arrangements with various parties, including among others the Fund’s Advisor, who provide services to the Fund. Shareholders are not parties to, or intended (or “third party”) beneficiaries of, those contractual arrangements.

The Prospectus and the SAI provide information concerning the Fund that you should consider in determining whether to purchase shares of the Fund. The Fund may make changes to this information from time to time. Neither this prospectus nor the SAI is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred by federal or state securities laws that may not be waived.

DIVIDENDS AND DISTRIBUTIONS

The Fund will make distributions of net investment income and net capital gains, if any, at least annually, typically in December. The Fund may make additional payments of dividends or distributions if it deems it desirable at any other time during the year.

All dividends and distributions will be reinvested in Fund shares unless you choose one of the following options: (1) to receive net investment income dividends in cash, while reinvesting capital gain distributions in additional Fund shares; or (2) to receive all dividends and distributions in cash. If you wish to change your distribution option, please write to the Transfer Agent before the payment date of the distribution.

If you elect to receive distributions in cash and the U.S. Postal Service cannot deliver your check, or if your distribution check has not been cashed for six months, the Fund reserves the right to reinvest the distribution check in your account at the Fund’s then current NAV and to reinvest all subsequent distributions.

FEDERAL INCOME TAX CONSEQUENCES

The following discussion is very general and does not address investors subject to special rules, such as investors who hold Fund shares through an IRA, 401(k) plan or other tax-advantaged account. The SAI contains further information about taxes. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax advisor about your investment in the Fund.

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You will generally have to pay federal income taxes, as well as any state or local taxes, on distributions received from the Fund, whether paid in cash or reinvested in additional shares. If you sell Fund shares, it is generally considered a taxable event. If you exchange shares of the Fund for shares of another fund, the exchange will be treated as a sale of the Fund’s shares and any gain on the transaction may be subject to federal income tax.

Distributions of net investment income, other than “qualified dividend income,” and distributions of net short-term capital gains, are taxable for federal income tax purposes at ordinary income tax rates. Distributions from the Fund’s net capital gain (i.e., the excess of its net long-term capital gain over its net short-term capital loss) are taxable for federal income tax purposes as long-term capital gain, regardless of how long the shareholder has held Fund shares.

Dividends paid by the Fund (but none of the Fund’s capital gain distributions) may qualify in part for the dividends-received deduction available to corporate shareholders, provided certain holding period and other requirements are satisfied. Distributions of investment income that the Fund reports as “qualified dividend income” may be eligible to be taxed to non-corporate shareholders at the reduced rates applicable to long-term capital gain if derived from the Fund’s qualified dividend income and if certain other requirements are satisfied. “Qualified dividend income” generally is income derived from dividends paid by U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends that the Fund receives in respect of stock of certain foreign corporations may be qualified dividend income if that stock is readily tradable on an established U.S. securities market.

Distributions in excess of current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-deferred return of capital to the extent of the shareholder’s basis in his or her Fund shares. A distribution treated as a return of capital will reduce the shareholder’s basis in his or her shares. After the shareholder’s basis has been reduced to zero, distributions in excess of the Fund’s current and accumulated earnings and profits will be treated as capital gain, assuming the shareholder holds his or her shares of the Fund as capital assets. The Fund’s distributions might result in a return of capital to you.

You may want to avoid buying shares of the Fund just before it declares a distribution (on or before the record date), because such a distribution will be taxable to you even though it may effectively be a return of a portion of your investment.

Although distributions are generally taxable when received, dividends declared in October, November or December to shareholders of record as of a date in such month and paid during the following January are treated as if received on December 31 of the calendar year when the dividends were declared.

Information on the federal income tax status of dividends and distributions is provided annually.

Redemptions and exchanges generally will be taxable transactions to shareholders. When you redeem or exchange shares of the Fund you will generally recognize a capital gain or capital loss in an amount equal to the difference between the net amount of redemption proceeds (or, in the case of an exchange, the fair market value of the shares) that you receive and your tax basis for the shares that you redeem or exchange.

Dividends and distributions from the Fund and net gain from redemptions of Fund shares will generally be taken into account in determining a shareholder’s “net investment income” for purposes of the Medicare contribution tax applicable to certain individuals, estates and trusts.

If you do not provide the Fund with your correct taxpayer identification number and any required certifications, you will be subject to backup withholding on your redemption proceeds, dividends and other distributions. The backup withholding rate is currently 28%.

Dividends and certain other payments made by the Fund to a non-U.S. shareholder are subject to withholding of federal income tax at the rate of 30% (or such lower rate as may be determined in accordance with any applicable treaty). Dividends that are reported by the Fund as “interest-related dividends” or “short-term capital gain dividends” are generally exempt from such withholding. In general, the Fund may report interest-related dividends to the extent of its net income derived from U.S.-source interest and original issue discount and the Fund may report short-term capital gain dividends to the extent its net short-term capital gain for the taxable year exceeds its net long-term capital loss. Backup withholding will not be applied to payments that have been subject to the 30% withholding tax described in this paragraph.

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Unless certain non-U.S. entities that hold shares comply with IRS requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to distributions payable to such entities after June 30, 2014 (or, in certain cases, after later dates) and redemption proceeds and certain capital gain dividends payable to such entities after December 31, 2018. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of the agreement.

Some of the Fund’s investment income may be subject to foreign income taxes that are withheld at the country of origin. Tax treaties between certain countries and the United States may reduce or eliminate such taxes, but there can be no assurance that the Fund will qualify for treaty benefits.

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APPENDIX C

FORM OF INVESTMENT ADVISORY AGREEMENT
BETWEEN
 INVESTMENT MANAGERS SERIES TRUST II
AND
VIVALDI ASSET MANAGEMENT, LLC

THIS INVESTMENT ADVISORY AGREEMENT (the “Agreement”), dated as of ______, is entered into by and between Investment Managers Series Trust II, a Delaware statutory trust (the “Trust”), on behalf of its series listed in Appendix A, as amended from time to time (each a “Fund”), and Vivaldi Asset Management, LLC, a Limited Liability Company (the “Advisor”).

WHEREAS, the Advisor has agreed to furnish investment advisory services to each Fund, each a series of the Trust, which is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, this Agreement has been approved in accordance with the provisions of the 1940 Act, and the Advisor is willing to furnish such services upon the terms and conditions herein set forth;

NOW, THEREFORE, in consideration of the mutual premises and covenants herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, it is agreed by and between the parties hereto as follows:

1. In General. The Advisor agrees, all as more fully set forth herein, to act as investment advisor to each Fund with respect to the investment of the Fund’s assets and to supervise and arrange for the purchase of securities for and the sale of securities held in the investment portfolio of the Fund.

2. Duties and Obligations of the Advisor with Respect to Investment of Assets of Each Fund.

(a) Subject to the succeeding provisions of this section and subject to the direction and control of the Trust’s Board of Trustees, the Advisor shall (i) act as investment advisor for and supervise and manage the investment and reinvestment of each Fund’s assets and, in connection therewith, have complete discretion in purchasing and selling securities and other assets for the Fund and in voting, exercising consents and exercising all other rights appertaining to such securities and other assets on behalf of the Fund; (ii) supervise the investment program of the Fund and the composition of its investment portfolio; (iii) arrange, subject to the provisions of paragraph 3 hereof, for the purchase and sale of securities and other assets held in the investment portfolio of the Fund; (iv) keep the Trust fully informed with regard to each Fund’s investment performance and investment mandate compliance; and (v) furnish the Trust with such other documents and information as the Trust may from time to time reasonably request.

(b) In performing its duties under this Section 2 with respect to a Fund, the Advisor may choose to delegate some or all of its duties and obligations under this Agreement to one or more investment sub-advisors. If the Advisor chooses to do so, such delegation may include but is not limited to delegating the voting of proxies relating to the Fund’s portfolio securities in accordance with the proxy voting policies and procedures of such investment sub-advisor; provided, however, that any such delegation shall be pursuant to an agreement with terms agreed upon by the Trust and approved in a manner consistent with the 1940 Act; and provided, further, that no such delegation shall relieve the Advisor from its duties and obligations of management and supervision of the management of the Fund’s assets pursuant to this Agreement and to applicable law. If the Advisor delegates any of its duties and obligations under this Agreement with respect to a Fund to one or more investment sub-advisors, then subject to the requirements of the 1940 Act the Advisor shall have (i) overall supervisory responsibility for the general management and investment of the Fund’s assets; (ii) full discretion to select new or additional investment sub-advisors for the Fund; (iii) full discretion to enter into and materially modify existing sub-advisory agreements with investment sub-advisors; (iv) full discretion to terminate and replace any investment sub-advisor; and (v) full investment discretion to make all determinations with respect to the investment of the Fund’s assets not then managed by an investment sub-advisor. In connection with the Advisor’s responsibilities with respect to any sub-advised Fund, the Advisor shall (i) assess the Fund’s investment focus and investment strategy for each sub-advised portfolio of the Fund; (ii) perform diligence on and monitor the investment performance and adherence to compliance procedures of each investment sub-advisor providing services to the Fund; and (iii) seek to implement decisions with respect to the allocation and reallocation of the Fund’s assets among one or more current or additional investment sub-advisors from time to time, as the Advisor deems appropriate, to enable the Fund to achieve its investment goals. The Advisor shall notify the Trust in writing of any change of control of the Sub-advisor at least 90 days prior to any such changes and any changes in the key personnel who are either the portfolio manager(s) of the Fund or senior management of the Sub-Advisor, In addition, the Advisor shall monitor compliance by each investment sub-advisor of a Fund with the investment objectives, policies and restrictions of the Fund, and review and periodically report to the Board of Trustees of the Trust on the performance of each investment sub-advisor.

3. Covenants. In the performance of its duties under this Agreement, the Advisor:

(a) shall at all times conform to, and act in accordance with, any requirements imposed by: (i) the provisions of the 1940 Act and the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and all applicable Rules and Regulations of the Securities and Exchange Commission (the “SEC”); (ii) any other applicable provision of law; (iii) the provisions of the Agreement and Declaration of Trust and By-Laws of the Trust, as such documents are amended from time to time; (iv) the investment objectives and policies of each Fund as set forth in its Registration Statement on Form N-1A; and (v) compliance policies and procedures of the Trust adopted by the Board of Trustees of the Trust;

(b) will, with respect to each Fund’s assets not managed by an investment sub-advisor, place orders either directly with the issuer or with any broker or dealer. Subject to the other provisions of this paragraph, in placing orders with brokers and dealers, the Advisor will attempt to obtain the best price and the most favorable execution of its orders. In placing orders, the Advisor will consider the experience and skill of the firm’s securities traders as well as the firm’s financial responsibility and administrative efficiency. Consistent with this obligation, the Advisor may select brokers on the basis of the research, statistical and pricing services they provide to the Fund and other clients of the Advisor. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Advisor hereunder. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that the Advisor determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Advisor to the Fund and its other clients and that the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term. In no instance, however, will the Fund’s securities be purchased from or sold to the Advisor, or any affiliated person thereof, except to the extent permitted by the SEC or by applicable law;

(c) will treat confidentially and as proprietary information of each Fund all records and other information relative to the Fund, and the Fund’s prior, current or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Fund, which approval shall not be unreasonably withheld and may not be withheld when the Advisor may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Fund;

(d) will maintain errors and omissions insurance in an amount at least equal to that disclosed to the Board of Trustees in connection with its approval of this Agreement, or will provide the Trust with at least 30 days’ advance written notice if the Advisor obtains such insurance in a lesser amount;

(e) will supply such information to the Trust’s co-administrators and permit such compliance inspections by the Trust’s co-administrators as shall be reasonably necessary to permit the co-administrators to satisfy their obligations and respond to the reasonable requests of the Board of Trustees, including without limitation full copies of all letters received by the Advisor during the term of this Agreement from the staff of the U.S. Securities and Exchange Commission regarding its examination of the activities of the Advisor; and

(f) will use its best efforts to assist the Trust and each Fund in implementing the Trust’s disclosure controls and procedures, and will from time to time provide the Trust a written assessment of its compliance policies and procedures that is reasonably acceptable to the Trust to enable the Trust to fulfill its obligations under Rule 38a-1 under the 1940 Act.

4. Services Not Exclusive. Nothing in this Agreement shall prevent the Advisor or any officer, employee or affiliate thereof from acting as investment advisor for any other person, firm or corporation, or from engaging in any other lawful activity, and shall not in any way limit or restrict the Advisor or any of its officers, employees or agents from buying, selling or trading any securities for its or their own accounts or for the accounts of others for whom it or they may be acting; provided, however, that the Advisor will undertake no activities which, in its judgment, will adversely affect the performance of its obligations under this Agreement.

5. Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Advisor hereby agrees that all records which it maintains for each Fund are the property of the Trust and further agrees to surrender promptly to the Trust any such records upon the Trust’s request. The Advisor further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act. Notwithstanding anything in this Agreement to the contrary, and to the extent permitted by applicable law, the Trust will not object to the Advisor maintaining copies of any such records, including the performance records of each Fund, and will not object to the Advisor using such performance records to promote its services to other accounts, including other fund accounts.

6. Agency Cross and Rule 17a-7 Transactions. From time to time, the Advisor or brokers or dealers affiliated with it may find themselves in a position to buy for certain of their brokerage clients (each an “Account”) securities which the Advisor’s investment advisory clients wish to sell, and to sell for certain of their brokerage clients securities which advisory clients wish to buy. The Advisor or the affiliated broker or dealer cannot participate in this type of transaction (known as a cross transaction) on behalf of an advisory client and retain commissions from one or both parties to the transaction without the advisory client’s consent. This prohibition exists because when the Advisor makes an investment decision on behalf of an advisory client (in contrast to a brokerage client that makes its own investment decisions), and the Advisor or an affiliate is receiving commissions from both sides of the transaction, there is a potential conflicting division of loyalties and responsibilities on the Advisor’s part regarding the advisory client. The SEC has adopted a rule under the Advisers Act which permits the Advisor or its affiliates to participate on behalf of an Account in agency cross transactions if the advisory client has given written consent in advance. By execution of this Agreement, the Trust authorizes the Advisor or its affiliates to participate in agency cross transactions involving an Account, provided that the Advisor agrees that it will not arrange purchases or sales of securities between a Fund and an Account advised by the Advisor unless (a) the purchase or sale is in accordance with applicable law (including Rule17a-7 under the 1940 Act) and the Trust’s policies and procedures, (b) the Advisor determines that the purchase or sale is in the best interests of the Fund, and (c) the Trust’s Board of Trustees has approved these types of transactions. The Trust may revoke its consent at any time by written notice to the Advisor.

7. Expenses. During the term of this Agreement, each Fund will bear all expenses not expressly assumed by the Advisor incurred in the operation of the Fund and the offering of its shares. Without limiting the generality of the foregoing:

(a) Each Fund shall pay (i) fees payable to the Advisor pursuant to this Agreement; (ii) the cost (including brokerage commissions, transaction fees or charges, if any) incurred in connection with purchases and sales of the Fund’s portfolio securities and other investments and any losses in connection therewith; (iii) expenses of organizing the Fund; (iv) filing fees and expenses relating to registering and qualifying and maintaining the registration and qualification of the Fund’s shares for sale under federal and state securities laws; (v) the Fund’s share of compensation, fees and reimbursements paid to the Trust’s non-interested Trustees; (vi) fees or expenses of custodians, transfer agents, registrars, independent pricing vendors or other service providers (except sub-advisors); (vii) legal and accounting expenses, including costs for local representation in the Trust’s jurisdiction of organization and fees and expenses of special counsel, if any, for the Trust’s non-interested Trustees; (viii) all federal, state and local taxes (including stamp, excise, income and franchise taxes) and the preparation and filing of all returns and reports in connection therewith; (ix) cost of certificates, if any, and delivery to purchasers; (x) expenses of preparing and filing reports with federal and state regulatory authorities; (xi) the Fund’s share of expenses of shareholders’ meetings, meetings of the Board or any committee thereof, and other meetings of the Trust; (xii) expenses of preparing, printing and distributing proxy statements (unless otherwise agreed to by the Trust and the Advisor); (xiii) costs of any liability, uncollectible items of deposit and other insurance or fidelity bonds; (xiv) any costs, expenses or losses arising out of any liability of or claim for damage or other relief asserted against the Fund for violation of any law; (xv) expenses of preparing, typesetting, printing and distributing prospectuses and statements of additional information and any supplements thereto, and reports, statements, notices and dividends to the Fund’s shareholders; (xvi) shareholder servicing fees; (xvii) interest; (xviii) governmental fees; (xix) costs, including interest expenses and loan commitment fees, of borrowing money; (xx) website costs; (xxi) the Fund’s share of compensation, fees and expenses of the Trust’s chief compliance officer and any employees of the Trust; (xxii) audit fees; and (xxiii) the Fund’s share of litigation expenses and any non-recurring or extraordinary expenses as may arise, including, without limitation, expenses relating to the Trust’s obligation to indemnify others; and

(b) the Advisor shall pay all expenses incurred by it in the performance of its duties under this Agreement, including all costs and expenses of its employees and any overhead incurred in connection with its duties hereunder, and all fees of any sub-advisors.

8. Compensation of the Advisor. Each Fund agrees to pay to the Advisor and the Advisor agrees to accept as full compensation for all services rendered by the Advisor pursuant to this Agreement, a fee accrued daily and paid monthly in arrears at an annual rate listed in Appendix A with respect to the Fund’s average daily net assets. For any period less than a month during which this Agreement is in effect, the fee shall be prorated according to the proportion which such period bears to a full month of 28, 29, 30 or 31 days, as the case may be. The fee payable to the Advisor under this Agreement will be reduced to the extent required by any expense limitation agreement. The Advisor may voluntarily absorb certain Fund expenses or waive all or a portion of its fee.

9. Advisor’s Liability. The Advisor shall have responsibility for the accuracy and completeness (and liability for the lack thereof) of the statements in each Fund’s offering materials (including the prospectus, the statement of additional information, and advertising and sales materials), except for information supplied by the co-administrators or the Trust or another third party for inclusion therein. The Advisor will not be liable for any error of judgment or mistake of law or for any loss suffered by Advisor or by the Trust in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its duties under this Agreement.

10. Duration and Termination. This Agreement shall become effective with respect to each Fund as of the corresponding effective date indicated in Appendix A and, unless sooner terminated with respect to a Fund as provided herein, shall continue in effect for a period of two years as to such Fund. Thereafter, if not terminated, this Agreement shall continue in effect with respect to the Fund for successive periods of 12 months, provided such continuance is specifically approved at least annually by both (a) the vote of a majority of the Trust’s Board of Trustees or the vote of a majority of the outstanding voting securities of the Fund at the time outstanding and entitled to vote, and (b) the vote of a majority of the Trustees who are not parties to this Agreement or interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval. Notwithstanding the foregoing, this Agreement may be terminated by the Trust at any time as to a Fund, without the payment of any penalty, upon giving the Advisor 60 days’ notice (which notice may be waived by the Advisor), provided that such termination by the Trust shall be directed or approved (x) by the vote of a majority of the Trustees of the Trust in office at the time or by the vote of the holders of a majority of the voting securities of the Fund at the time outstanding and entitled to vote, or (y) by the Advisor on 60 days’ written notice (which notice may be waived by the Trust). This Agreement will also immediately terminate in the event of its assignment. (As used in this Agreement, the terms “majority of the outstanding voting securities,” “interested person” and “assignment” shall have the same meanings of such terms in the 1940 Act.)

11. Notices. Any notice under this Agreement shall be in writing to the other party at such address as the other party may designate from time to time for the receipt of such notice and shall be deemed to be received on the earlier of the date actually received or on the fourth day after the postmark if such notice is mailed first class postage prepaid.

12. Amendment of this Agreement. This Agreement may only be amended by an instrument in writing signed by the parties hereto. Any amendment of this Agreement shall be subject to the 1940 Act.

13. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware for contracts to be performed entirely therein without reference to choice of law principles thereof and in accordance with the applicable provisions of the 1940 Act.

14. Use of the Names of the Fund. The Advisor has consented to the use by each Fund of the name or identifying word “Vivaldi” in the name of the Fund. Such consent is conditioned upon the employment of the Advisor as the investment advisor to the Fund. The name or identifying word “Vivaldi” may be used from time to time in other connections and for other purposes by the Advisor and any of its affiliates. The Advisor may require any Fund to cease using “Vivaldi” in the name of the Fund and in connection with the Fund’s operations if the Fund ceases to employ, for any reason, the Advisor, any successor thereto or any affiliate thereof as investment advisor.

15. Additional Limitation of Liability. The parties hereto are expressly put on notice that a Certificate of Trust, referring to the Trust’s Agreement and Declaration of Trust (the “Certificate”), is on file with the Secretary of the State of Delaware. The Certificate was executed by a trustee of the Trust on behalf of the Trust as trustee, and not individually, and, as provided in the Trust’s Agreement and Declaration of Trust, the obligations of the Trust are not binding on the Trust’s trustees, officers or shareholders individually but are binding only upon the assets and property of the Trust, or the particular series in question, as the case may be. Further, the liabilities and obligations of any series of the Trust shall be enforceable only against the assets belonging to such series, and not against the assets of any other series.

16. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding on, and shall inure to the benefit of the parties hereto and their respective successors.

17. Counterparts. This Agreement may be executed in counterparts by the parties hereto, each of which shall constitute an original counterpart, and all of which, together, shall constitute one Agreement.

IN WITNESS WHEREOF, the parties hereto have caused the foregoing instrument to be executed by their duly authorized officers, all as of the day and the year first above written.

THE TRUST: INVESTMENT MANAGERS SERIES TRUST II on behalf of each Fund

By:
Name:
Title:

THE ADVISOR: VIVALDI ASSET MANAGEMENT, LLC

By:
Name:
Title:

Form of 1st Amended and Restated Appendix A
to the
INVESTMENT ADVISORY AGREEMENT
BETWEEN
INVESTMENT MANAGERS SERIES TRUST II
AND
VIVALDI ASSET MANAGEMENT, LLC

Fund/Class	Advisor Fee	Effective Date
Vivaldi Merger Arbitrage Fund	1.25%	10/01/2015
Vivaldi Orinda Multi-Strategy Fund	1.60%	__/__/____

Amended and approved by the Board on _______________, 2016.

Agreed and accepted this _____day of _____________, 2016.

INVESTMENT MANAGERS SERIES TRUST II	VIVALDI ASSET MANAGEMENT, LLC

By:	By:

Print Name:	Print Name:

Title:	Title:

APPENDIX D

FORM OF SUB-ADVISORY AGREEMENT
BETWEEN
VIVALDI ASSET MANAGEMENT, LLC
AND
RIVERNORTH CAPITAL MANAGEMENT, LLC

THIS SUB-ADVISORY AGREEMENT (the “Agreement”), dated as of _______________, 20__, is entered into by and between Vivaldi Asset Management, LLC, a Limited Liability Company with its principal office and place of business at 225 W. Wacker, Suite 2100, Chicago, IL 60606 (the “Advisor”) and RiverNorth Capital Management, LLC, a Delaware limited liability company with its principal office and place of business at 325 N. LaSalle Street, Suite 645, Chicago, IL 60654 (the “Sub-advisor”).

WHEREAS, Advisor has entered into an Investment Advisory Agreement dated _______ (the “Advisory Agreement”) with Investment Managers Series Trust II, a Delaware statutory trust, with its principal office and place of business at 235 West Galena Street, Milwaukee, Wisconsin 53212 (the “Trust”);

WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, management investment company and may issue its shares of beneficial interest, no par value, in separate series;

WHEREAS, pursuant to the Advisory Agreement, and subject to the direction and control of the Board of Trustees of the Trust (the “Board”), the Advisor acts as investment advisor for the series of the Trust listed on Appendix A hereto (the “Fund”);

WHEREAS, the Advisory Agreement permits the Advisor, subject to the supervision of the Board, to delegate certain of its duties under the Advisory Agreement to other registered investment advisors subject to the requirements of the 1940 Act;

WHEREAS, it is intended that the Trust be a third-party beneficiary under this Agreement; and

WHEREAS, the Advisor desires to retain the Sub-advisor to furnish investment advisory services for the Fund and the Sub-advisor is willing to provide those services on the terms and conditions set forth in this Agreement;

NOW THEREFORE, for and in consideration of the mutual covenants and agreements contained herein, the Advisor and the Sub-advisor hereby agree as follows:

SECTION 1. APPOINTMENT; DELIVERY OF DOCUMENTS

(a) The Advisor hereby appoints and employs the Sub-advisor, subject to the direction and control of the Board, to manage the investment and reinvestment of the assets of all or a portion of the Fund allocated by the Advisor to the Sub-advisor from time to time (such assets, the “Portfolio”) and, without limiting the generality of the foregoing, to provide other services as specified herein. The Sub-advisor accepts this employment and agrees to render its services for the compensation set forth herein.

(b) In connection therewith, the Advisor has delivered to the Sub-advisor copies of (i) the Trust’s Declaration of Trust and Bylaws (collectively, as amended from time to time, the “Charter Documents”), (ii) the Trust’s current Prospectus and Statement of Additional Information for the Fund (collectively, as currently in effect and as amended or supplemented, the “Registration Statement”) filed with the U.S. Securities and Exchange Commission (“SEC”) pursuant to the Securities Act of 1933, as amended (the “Securities Act”), and the 1940 Act, (iii) each plan of distribution or similar document adopted by the Trust with respect to the Fund under Rule 12b-1 under the 1940 Act (each a “Plan”) and each current shareholder service plan or similar document adopted by the Trust with respect to the Fund (each a “Service Plan”); and (iv) all procedures adopted by the Trust with respect to the Fund, and shall promptly furnish the Sub-advisor with all amendments of or supplements to the foregoing. The Advisor shall deliver to the Sub-advisor: (x) a copy of the resolution of the Board appointing the Sub-advisor as a sub-advisor to the Fund and authorizing the execution and delivery of this Agreement; (y) a copy of all proxy statements and related materials relating to the Fund; and (z) any other documents, materials or information that the Sub-advisor shall reasonably request to enable it to perform its duties pursuant to this Agreement.

(c) The Sub-advisor has delivered to the Advisor and the Trust (i) a copy of its Form ADV as most recently filed with the SEC; (ii) a copy of its code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act (the “Code”); and (iii) a copy of its compliance manual pursuant to applicable regulations, including its proxy voting policies and procedures, which proxy voting policy and procedures will be included in the Trust’s Registration Statement. The Sub-advisor shall promptly furnish the Advisor and Trust with all amendments of, and supplements to, the foregoing at least annually.

SECTION 2. DUTIES OF THE ADVISOR

In order for the Sub-advisor to perform the services required by this Agreement, the Advisor (i) shall cause all service providers to the Trust to furnish information to the Sub-advisor and assist the Sub-advisor as may be required, (ii) shall ensure that the Sub-advisor has reasonable access to all records and documents relevant to the Portfolio maintained by the Trust, the Advisor or any service provider to the Trust, and (iii) shall deliver to the Sub-advisor copies of all material relevant to the Sub-advisor or the Portfolio that the Advisor provides to the Board in accordance with the Advisory Agreement.

SECTION 3. DUTIES OF THE SUB-ADVISOR

(a) The Sub-advisor will make decisions with respect to all purchases and sales of securities and other investment assets in the Portfolio, and is responsible for voting all proxies for securities and exercise all other voting rights with respect to such securities in accordance with the Sub-Advisor’s written proxy voting policies and procedures. To carry out such decisions, the Sub-advisor is hereby authorized, as agent and attorney-in-fact for the Trust, for the account of, at the risk of and in the name of the Trust, to place orders and issue instructions with respect to those transactions of the Portfolio. In all purchases, sales and other transactions in securities and other investments for the Portfolio, the Sub-advisor is authorized to exercise full discretion and act for the Trust in the same manner and with the same force and effect as the Trust might or could do with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions, such as proxy voting with respect to the securities of the Portfolio.

Consistent with Section 28(e) of the Securities and Exchange Act of 1934, as amended, the Sub-advisor may allocate brokerage on behalf of the Fund to broker-dealers who provide brokerage or research services to the Sub-advisor. The Sub-advisor may aggregate sales and purchase orders of the assets of the Portfolio with similar orders being made simultaneously for other accounts advised by the Sub-advisor or its affiliates. Whenever the Sub-advisor simultaneously places orders to purchase or sell the same asset on behalf of the Portfolio and one or more other accounts advised by the Sub-advisor, the Sub-advisor will allocate the order as to price and amount among all such accounts in a manner believed to be equitable over time to each account.

(b) The Sub-advisor will report to the Board at each meeting thereof as requested by the Advisor or the Board all material changes in the Portfolio since the prior report, and will also keep the Board and the Advisor informed of important developments affecting the Trust, the Fund and the Sub-advisor, and on its own initiative, will furnish the Board from time to time with such information as the Sub-advisor may believe appropriate for this purpose, whether concerning the individual companies the securities of which are included in the Portfolio’s holdings, the industries in which such companies engage, the economic, social or political conditions prevailing in each country in which the Portfolio maintains investments, or otherwise. The Sub-advisor will also furnish the Board and the Advisor with such statistical and analytical information with respect to investments of the Portfolio as the Sub-advisor may believe appropriate or as the Board reasonably may request. In making purchases and sales of securities and other investment assets for the Portfolio, the Sub-advisor will bear in mind the policies and procedures set from time to time by the Board as well as the limitations imposed by the Charter Documents and Registration Statement, the limitations in the 1940 Act, the Securities Act, the Internal Revenue Code of 1986, as amended, and other applicable laws and the investment objectives, policies and restrictions of the Fund.

(c) The Sub-advisor will from time to time employ or associate with such persons as the Sub-advisor believes to be particularly fitted to assist in the execution of the Sub-advisor's duties hereunder, the cost of performance of such duties to be borne and paid by the Sub-advisor. No obligation may be incurred on the Trust’s or Advisor’s behalf in any such respect.

(d) The Sub-advisor will report to the Board and the Advisor all material matters related to the Sub-advisor. On an annual basis, the Sub-advisor shall report on its compliance with its Code and its compliance policies and procedures to the Advisor and to the Board and upon the written request of the Advisor or the Trust, the Sub-advisor shall permit the Advisor and the Trust, or their respective representatives to examine the reports required to be made to the Sub-advisor under the Code and its compliance policies and procedures. The Sub-advisor will notify the Advisor and the Trust in writing of any change of control of the Sub-advisor at least 90 days prior to any such changes and any changes in the key personnel who are either the portfolio manager(s) of the Fund or senior management of the Sub-advisor, as promptly as possible, and in any event prior to such change.

(e) The Sub-advisor will maintain records relating to its portfolio transactions and placing and allocation of brokerage orders as are required to be maintained by the Trust under the 1940 Act. The Sub-advisor shall prepare and maintain, or cause to be prepared and maintained, in such form, for such periods and in such locations as may be required by applicable law, all documents and records relating to the services provided by the Sub-advisor pursuant to this Agreement required to be prepared and maintained by the Sub-advisor or the Trust pursuant to applicable law. To the extent required by law, the books and records pertaining to the Trust which are in possession of the Sub-advisor shall be the property of the Trust. The Advisor and the Trust, or their respective representatives, shall have access to such books and records at all times during the Sub-advisor's normal business hours. Upon the reasonable request of the Advisor or the Trust, copies of any such books and records shall be provided promptly by the Sub-advisor to the Advisor and the Trust, or their respective representatives.

(f) The Sub-advisor will cooperate with the Fund’s independent public registered accounting firm and shall take reasonable action to make all necessary information available to the accounting firm for the performance of the accounting firm’s duties.

(g) The Sub-advisor will provide the Fund’s custodian and fund accountant on each business day with such information relating to all transactions concerning the Portfolio’s assets under the Sub-advisor’s control as the custodian and fund accountant may reasonably require. In accordance with procedures adopted by the Board, the Sub-advisor is responsible for assisting in the fair valuation of all Portfolio assets and will use its reasonable efforts to arrange for the provision of prices from parties who are not affiliated persons of the Sub-advisor for each asset for which the Fund’s fund accountant does not obtain prices in the ordinary course of business.

(h) The Sub-advisor shall have no duties or obligations pursuant to this Agreement (other than the continuation of its preexisting duties and obligations) during any period in which the Fund invests all (or substantially all) of its investment assets in a registered, open-end management investment company, or separate series thereof, in accordance with Section 12(d)(1)(E) under the 1940 Act, pursuant to the instruction of the Advisor and of the Trust’s Board of Trustees.

(i) For the purpose of complying with Rule 10f-3, Rule 12d3-1 and Rule 17a-10 under the 1940 Act and any other applicable rule or regulation, the Sub-advisor will not, with respect to transactions in securities or other assets for the Portfolio, consult with any other sub-advisor to the Fund or any other series of the Trust.

SECTION 4. COMPENSATION; EXPENSES

(a) In consideration of the foregoing, the Advisor shall pay the Sub-advisor, with respect to the Fund, a fee as specified in Appendix B hereto. Such fees shall be accrued by the Advisor daily and shall be payable monthly in arrears on the first business day of each calendar month for services performed hereunder during the prior calendar month. If fees begin to accrue in the middle of a month or if this Agreement terminates before the end of any month, all fees for the period from that date to the end of that month or from the beginning of that month to the date of termination, as the case may be, shall be prorated according to the proportion that the period bears to the full month in which the effectiveness or termination occurs. Upon the termination of this Agreement with respect to the Fund, the Advisor shall pay to the Sub-advisor such compensation as shall be payable prior to the effective date of termination.

(b) During the term of this Agreement, the Sub-advisor will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities and other investments (including brokerage commissions and other transaction charges, if any) purchased for the Portfolio. The Sub-advisor shall, at its sole expense, employ or associate itself with such persons as it reasonably believes to be particularly fitted to assist it in the execution of its duties under the Agreement. Except as set forth in Appendix B, the Sub-advisor shall not be responsible for the Trust’s, the Fund’s or the Advisor’s expenses, including any extraordinary and non-recurring expenses.

(c) No fee shall be payable hereunder with respect to the Fund during any period in which the Fund invests all (or substantially all) of its investment assets in a registered, open-end, management investment company, or separate series thereof, in accordance with Section 12(d)(1)(E) under the 1940 Act, pursuant to the instruction of the Advisor and of the Trust’s Board of Trustees.

SECTION 5. STANDARD OF CARE

(a) The Advisor shall expect of the Sub-advisor, and the Sub-advisor will give the Advisor and the Trust the benefit of, the Sub-advisor's best judgment and efforts in rendering its services hereunder. The Sub-advisor shall not be liable to the Advisor or the Trust hereunder for any mistake of judgment or in any event whatsoever, except for lack of good faith, provided that nothing herein shall be deemed to protect, or purport to protect, the Sub-advisor against any liability to the Advisor or the Trust to which the Sub-advisor would otherwise be subject by reason of willful misfeasance, bad faith or negligence in the performance of the Sub-advisor's duties hereunder, or by reason of the Sub-advisor's reckless disregard of its obligations and duties hereunder.

(b) The Sub-advisor shall not be liable to the Advisor or the Trust for any action taken or failure to act in good faith reliance upon: (i) information, instructions or requests, whether oral or written, with respect to the Fund made to the Sub-advisor by a duly authorized officer of the Advisor or the Trust; (ii) the advice of counsel to the Trust; and (iii) any written instruction or certified copy of any resolution of the Board.

(c) The Sub-advisor shall not be responsible or liable for any failure or delay in performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control including, without limitation, acts of civil or military authority, national emergencies, labor difficulties (other than those related to the Sub-advisor’s employees), fire, mechanical breakdowns, flood or catastrophe, acts of God, insurrection, war, riots or failure of the mails, transportation, communication or power supply.

(d) The parties hereto acknowledge and agree that the Trust is a third-party beneficiary as to the covenants, obligations, representations and warranties undertaken by the Sub-advisor under this Agreement and as to the rights and privileges to which the Advisor is entitled pursuant to this Agreement, and that the Trust is entitled to all of the rights and privileges associated with such third-party-beneficiary status.

SECTION 6. EFFECTIVENESS, DURATION AND TERMINATION

(a) This Agreement shall become effective with respect to the Fund as of the date hereof; provided, however, that the Agreement has been approved by (i) the vote of a majority of the Trust's Board of Trustees or by the vote of a majority of the outstanding voting securities of the Fund, and, in either case, (ii) by the vote of a majority of the Trust's Trustees who are not parties to this Agreement or interested persons of any such party (other than as trustees of the Trust), cast in person at a meeting called for the purpose of voting on such approval.

(b) This Agreement shall remain in effect with respect to the Fund for a period of two years from the date of its effectiveness and shall continue in effect for successive annual periods with respect to the Fund; provided that such continuance is specifically approved at least annually (i) by the vote of a majority of the Trust's Board of Trustees or by the vote of a majority of the outstanding voting securities of the Fund, and, in either case, (ii) by the vote of a majority of the Trust's Trustees who are not parties to this Agreement or interested persons of any such party (other than as trustees of the Trust), cast in person at a meeting called for the purpose of voting on such approval.

(c) This Agreement may be terminated with respect to the Fund at any time, without the payment of any penalty, (i) by the Board, by a vote of a majority of the outstanding voting securities of the Fund or by the Advisor on 60 days' written notice to the Sub-advisor or (ii) by the Sub-advisor on 60 days' written notice to the Trust. This Agreement shall automatically terminate (x) upon its assignment or (y) upon termination of the Advisory Agreement.

SECTION 7. ACTIVITIES OF THE SUB-ADVISOR

Except to the extent necessary to perform its obligations hereunder, nothing herein shall be deemed to limit or restrict the Sub-advisor's right, or the right of any of the Sub-advisor's directors, officers or employees, to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, trust, firm, individual or association.

SECTION 8. REPRESENTATIONS OF SUB-ADVISOR.

The Sub-advisor represents and warrants to the Advisor that:

(a) It is registered as an investment advisor under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) and will continue to be so registered for so long as this Agreement remains in effect;

(b) It is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement;

(c) It has met, and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; and

(d) It will promptly notify the Advisor and the Trust of the occurrence of any event that would disqualify the Sub-advisor from serving as an investment advisor of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

SECTION 9. LIMITATION OF SHAREHOLDER AND TRUSTEE LIABILITY

The Trustees of the Trust and the shareholders of the Fund shall not be liable for any obligations of the Trust or of the Fund under this Agreement, and the Sub-advisor agrees that, in asserting any rights or claims under this Agreement, it shall look only to the assets and property of the Trust or the Fund to which the Sub-advisor's rights or claims relate in settlement of such rights or claims, and not to the Trustees of the Trust or the shareholders of the Fund.

SECTION 10. MISCELLANEOUS

(a) No provisions of this Agreement may be amended or modified in any manner except by a written agreement properly authorized and executed by both parties hereto and approved by the Trust in the manner set forth in Section 6(b) hereof.

(b) Neither party to this Agreement shall be liable to the other party for consequential damages under any provision of this Agreement.

(c) This Agreement shall be governed by, and the provisions of this Agreement shall be construed and interpreted under and in accordance with, the laws of the State of Delaware. Any legal suit, action or proceeding related to, arising out of or concerning this Agreement shall be brought only in the Court of Chancery of the State of Delaware unless the Trust, in its sole discretion, consents in writing to an alternative forum, or if such action may not be brought in that court, then such action shall be brought in any other court in the State of Delaware with jurisdiction (the “Designated Courts”). Each party (a) consents to jurisdiction in the Designated Courts, (b) waives any objection to venue in either Designated Court, and (c) waives any objection that their Designated Court is an inconvenient forum.

(d) This Agreement constitutes the entire agreement between the parties hereto and supersedes any prior agreement with respect to the subject matter hereof, whether oral or written.

(e) This Agreement may be executed by the parties hereto on any number of counterparts, and all of the counterparts taken together shall be deemed to constitute one and the same instrument.

(f) If any part, term or provision of this Agreement is held to be illegal, in conflict with any law or otherwise invalid, the remaining portion or portions shall be considered severable and shall not be affected, and the rights and obligations of the parties shall be construed and enforced as if the Agreement did not contain the particular part, term or provision held to be illegal or invalid. This Agreement shall be construed as if drafted jointly by both the Advisor and Sub-advisor and no presumptions shall arise favoring any party by virtue of authorship of any provision of this Agreement. This Agreement does not, and is not intended to, create any third-party beneficiary or otherwise confer any rights, privileges, claims or remedies upon any shareholder or other person other than the parties and their respective successors and permitted assigns.

(g) Section headings in this Agreement are included for convenience only and are not to be used to construe or interpret this Agreement.

(h) Notices, requests, instructions and communications received by the parties at their respective principal places of business, or at such other address as a party may have designated in writing, shall be deemed to have been properly given.

(i) No affiliated person, employee, agent, director, officer or manager of the Sub-advisor shall be liable at law or in equity for the Sub-advisor’s obligations under this Agreement.

(j) The terms "vote of a majority of the outstanding voting securities", "interested person", "affiliated person," “control” and "assignment" shall have the meanings ascribed thereto in the 1940 Act.

(k) Each of the undersigned warrants and represents that he or she has full power and authority to sign this Agreement on behalf of the party indicated and that his or her signature will bind the party indicated to the terms hereof and each party hereto warrants and represents that this Agreement, when executed and delivered, will constitute a legal, valid and binding obligation of the party, enforceable against the party in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the rights and remedies of creditors and secured parties.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed all as of the day and year first above written.

VIVALDI ASSET MANAGEMENT, LLC

Name:
Title:

RIVERNORTH CAPITAL MANAGEMENT, LLC

Name:
Title:

Appendix A

Series of the Trust:

Fund

Vivaldi Orinda Multi-Strategy Fund

Appendix B

Sub-Advisory Fee:

The following percentage[s] of the average daily net assets of the Fund: One Percent (1%) on that portion of the Fund’s assets managed by the Sub-advisor (the Portfolio, as defined in Section 1(a) above).

APPENDIX E

CONDITIONS OF MANAGER OF MANAGERS ORDER

Applicants agree that any order of the Commission granting the requested relief will be subject to the following conditions1:

1.
Before a Subadvised Series may rely on the order requested in the Application, the operation of the Subadvised Series in the manner described in this Application, will be, or has been, approved by a majority of the Subadvised Series’ outstanding voting securities as defined in the 1940 Act, or, in the case of a new Subadvised Series whose public shareholders purchase shares on the basis of a prospectus containing the disclosure contemplated by condition 2 below, by the sole initial shareholder before offering the Subadvised Series’ shares to the public.

2.
The prospectus for the Subadvised Series will disclose the existence, substance, and effect of any order granted pursuant to this Application. The Subadvised Series will hold itself out to the public as employing the multi-manager structure described in this Application. Each prospectus will prominently disclose that the Adviser has the ultimate responsibility, subject to oversight by the Board, to oversee the Sub-Advisers and recommend their hiring, termination and replacement.

3.
The Adviser will provide general management services to the Subadvised Series, including overall supervisory responsibility for the general management and investment of the Subadvised Series’ assets. Subject to review and approval of the Board, the Adviser will (a) set the Subadvised Series’ overall investment strategies, (b) evaluate, select, and recommend Sub-Advisers to manage all or a portion of the Subadvised Series’ assets, and (c) implement procedures reasonably designed to ensure that Sub-Advisers comply with the Subadvised Series’ investment objective, policies and restrictions. Subject to review by the Board, the Adviser will (a) when appropriate, allocate and reallocate the Subadvised Series’ assets among multiple Sub-Advisers; and (b) monitor and evaluate the performance of Sub-Advisers.

4.
The Subadvised Series will not make any Ineligible Sub-Adviser Changes without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the Subadvised Series.

5.	The Subadvised Series will inform shareholders of the hiring of a new Sub-Adviser within 90 days after the hiring of the new Sub-Adviser pursuant to the Modified Notice and Access Procedures.

6.
At all times, at least a majority of the Board will be Independent Board Members, and the selection and nomination of new or additional Independent Board Members will be placed within the discretion of the then-existing Independent Board Members.

[1]	Applicants will only comply with conditions 7, 8, 9 and 12 if they rely on the relief that would allow them to provide Aggregate Fee Disclosure.

E-1

7.
Independent Legal Counsel, as defined in Rule 0-1(a)(6) under the 1940 Act, will be engaged to represent the Independent Board Members. The selection of such counsel will be within the discretion of the then-existing Independent Board Members.

8.
The Adviser will provide the Board, no less frequently than quarterly, with information about the profitability of the Adviser of the Subadvised Series. The information will reflect the impact on profitability of the hiring or termination of any sub-adviser during the applicable quarter.

9.	Whenever a sub-adviser is hired or terminated, the Adviser will provide the Board with information showing the expected impact on the profitability of the Adviser.

10.
Whenever a sub-adviser change is proposed for the Subadvised Series with an Affiliated Sub-Adviser, the Board, including a majority of the Independent Board Members, will make a separate finding, reflected in the Board minutes, that such change is in the best interests of the Subadvised Series and its shareholders, and does not involve a conflict of interest from which the Adviser or the Affiliated Sub-Adviser derives an inappropriate advantage.

11.
No Board Member or officer of the Subadvised Series, or partner, director, manager, or officer of the Adviser, will own directly or indirectly (other than through a pooled investment vehicle that is not controlled by such person), any interest in a Sub-Adviser, except for (i) ownership of interests in the Adviser or any entity that controls, is controlled by, or is under common control with the Adviser; or (ii) ownership of less than 1% of the outstanding securities of any class of equity or debt of a publicly-traded company that is either a Sub-Adviser or an entity that controls, is controlled by or is under common control with a Sub-Adviser.

12.	The Subadvised Series will disclose the Aggregate Fee Disclosure in its registration statement.

13.
In the event the Commission adopts a rule under the 1940 Act providing substantially similar relief to that requested in the Application, the requested order will expire on the effective date of that rule.

14.
Any new Sub-Advisory Agreement or any amendment to the Subadvised Series’ existing Investment Management Agreement or Sub-Advisory Agreement that directly or indirectly results in an increase in the aggregate advisory fee rate payable by the Subadvised Series will be submitted to the Subadvised Series’ shareholders for approval.

E-2

Statement of Additional Information
October 31, 2016

Vivaldi Orinda Multi-Strategy Fund
 Class A Shares (Ticker Symbol: OMOAX)
Class I Shares (Ticker Symbol: OMOIX)
a series of Investment Managers Series Trust II

This statement of additional information (“SAI”) is not a prospectus, and it should be read in conjunction with the Combined Proxy Statement/Prospectus dated October 31, 2016, as may be amended from time to time, (the “Prospectus”) for the Special Meeting of Shareholders of the Vivaldi Orinda Macro Opportunities Fund (the “Target Fund”), a series of Advisors Series Trust, a Delaware statutory trust, to be held on December 5, 2016. A copy of the Combined Proxy Statement/Prospectus is available by calling 877-467-4632.

This SAI, relating specifically to the proposed reorganization of the Target Fund into the Vivaldi Orinda Multi-Strategy Fund (the “Acquiring Fund”), a newly established series of Investment Managers Series Trust II (the “Trust”), a Delaware statutory trust, consists of this document and the following described documents, each of which is incorporated by reference herein:

1.            Prospectus and Statement of Additional Information of the Target Fund dated June 28, 2016 (filed via EDGAR on June 24, 2016, Accession No. 0000894189-16-010097);

2.            Semi-Annual Report to Shareholders of the Target Fund dated August 31, 2015 (filed via EDGAR on November 6, 2015, Accession No. 0000898531-15-000468); and

3.            Annual Report to Shareholders of the Target Fund dated February 29, 2016 (filed via EDGAR on May 9, 2016, Accession No. 0000898531-16-000796).

The Acquiring Fund currently has no assets or liabilities. The Acquiring Fund will commence operations upon the completion of the Reorganization and will continue the operations of the Target Fund. For this reason, the financial statements of the Acquiring Fund and the pro forma financial statements of the Acquiring Fund have not been included herein.

The term “Fund” as used in this SAI, refers to the Acquiring Fund.

TABLE OF CONTENTS

THE TRUST AND THE FUND	B-3
INVESTMENT STRATEGIES, POLICIES AND RISKS	B-3
MANAGEMENT OF THE FUND	B-37
PORTFOLIO TRANSACTIONS AND BROKERAGE	B-50
PORTFOLIO TURNOVER	B-51
PROXY VOTING POLICY	B-51
ANTI-MONEY LAUNDERING PROGRAM	B-52
PORTFOLIO HOLDINGS INFORMATION	B-52
DETERMINATION OF NET ASSET VALUE	B-54
PURCHASE AND REDEMPTION OF FUND SHARES	B-55
FEDERAL INCOME TAX MATTERS	B-56
DIVIDENDS AND DISTRIBUTIONS	B-63
GENERAL INFORMATION	B-63
FINANCIAL STATEMENTS	B-66
APPENDIX A - DESCRIPTION OF SECURITIES RATINGS	B-67
APPENDIX B - PROXY VOTING POLICIES AND PROCEDURES	B-71

THE TRUST AND THE FUND

The Trust is an open-end management investment company organized as a Delaware statutory trust under the laws of the State of Delaware on August 20, 2013. The Trust currently consists of several other series of shares of beneficial interest. This SAI relates only to the Fund and not to the other series of the Trust.

The Trust is registered with the Securities and Exchange Commission (“SEC”) as an open-end management investment company. Such a registration does not involve supervision of the management or policies of the Fund. The Prospectus of the Fund and this SAI omit certain of the information contained in the Registration Statement filed with the SEC. Copies of such information may be obtained from the SEC upon payment of the prescribed fee.

The Vivaldi Orinda Multi-Strategy Fund (the “Fund”) is a diversified fund, which means it is subject to the diversification requirements under the Investment Company Act of 1940, as amended (the “1940 Act”). Under the 1940 Act, a diversified fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of one issuer (and in not more than 10% of the outstanding voting securities of an issuer), excluding cash, Government securities, and securities of other investment companies.

The Fund currently offers two classes of shares: Class A and Class I. Other classes may be established from time to time in accordance with the provisions of the Trust’s Agreement and Declaration of Trust (the “Declaration of Trust”). Each class of shares of the Fund generally is identical in all respects except that each class of shares is subject to its own distribution expenses and minimum investments. Each class of shares also has exclusive voting rights with respect to its distribution fees.

INVESTMENT STRATEGIES, POLICIES AND RISKS

The discussion below supplements information contained in the Fund’s Prospectus pertaining to the investment policies of the Fund.

Market Conditions

The equity and debt capital markets in the United States and internationally experienced unprecedented volatility from 2008 through 2012. These conditions caused a significant decline in the value and liquidity of many securities and other instruments. It is impossible to predict whether such conditions will recur. Because such situations may be widespread, it may be difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of such events.

Principal Investment Strategies, Policies and Risks

EQUITY SECURITIES

Common Stock

Common stock represents an equity (ownership) interest in a company, and usually possesses voting rights and earns dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company’s stock price.

The fundamental risk of investing in common stock is that the value of the stock might decrease. Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. While common stocks have historically provided greater long-term returns than preferred stocks, fixed-income and money market investments, common stocks have also experienced significantly more volatility than the returns from those other investments.

Preferred Stock

Preferred stock is a class of stock having a preference over common stock as to the payment of dividends and a share of the proceeds resulting from the issuer’s liquidation although preferred stock is usually subordinate to the debt securities of the issuer. Some preferred stocks also entitle their holders to receive additional liquidation proceeds on the same basis as the holders of the issuer’s common stock. Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. In addition, a fund may receive stocks or warrants as result of an exchange or tender of fixed income securities. Preference stock, which is more common in emerging markets than in developed markets, is a special type of common stock that shares in the earnings of an issuer, has limited voting rights, may have a dividend preference, and may also have a liquidation preference. Depending on the features of the particular security, holders of preferred and preference stock may bear the risks regarding common stock or fixed income securities.

Small- and Mid-Cap Stocks

The Fund may invest in stock of companies with market capitalizations that are small compared to other publicly traded companies. Investments in larger companies present certain advantages in that such companies generally have greater financial resources, more extensive research and development, manufacturing, marketing and service capabilities, and more stability and greater depth of management and personnel. Investments in smaller, less seasoned companies may present greater opportunities for growth but also may involve greater risks than customarily are associated with more established companies. The securities of smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies. These companies may have limited product lines, markets or financial resources, or they may be dependent upon a limited management group. Their securities may be traded in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. As a result of owning large positions in this type of security, the Fund is subject to the additional risk of possibly having to sell portfolio securities at disadvantageous times and prices if redemptions require the Fund to liquidate its securities positions. In addition, it may be prudent for the Fund, as its asset size grows, to limit the number of relatively small positions it holds in securities having limited liquidity in order to minimize its exposure to such risks, to minimize transaction costs, and to maximize the benefits of research. As a consequence, as the Fund’s asset size increases, the Fund may reduce its exposure to illiquid small capitalization securities, which could adversely affect performance.

The Fund may also invest in stocks of companies with medium market capitalizations (i.e., mid-cap companies). Such investments share some of the risk characteristics of investments in stocks of companies with small market capitalizations described above, although mid cap companies tend to have longer operating histories, broader product lines and greater financial resources and their stocks tend to be more liquid and less volatile than those of smaller capitalization issuers.

Warrants and Rights

The Fund may invest in warrants or rights (including those acquired in units or attached to other securities) that entitle (but do not obligate) the holder to buy equity securities at a specific price for a specific period of time but will do so only if such equity securities are deemed appropriate by the Advisor or a Sub-Advisor. Rights are similar to warrants but typically have a shorter duration and are issued by a company to existing stockholders to provide those holders the right to purchase additional shares of stock at a later date. Warrants and rights do not have voting rights, do not earn dividends, and do not entitle the holder to any rights with respect to the assets of the company that has issued them. They do not represent ownership of the underlying companies but only the right to purchase shares of those companies at a specified price on or before a specified exercise date. Warrants and rights tend to be more volatile than the underlying stock, and if at a warrant’s expiration date the stock is trading at a price below the price set in the warrant, the warrant will expire worthless. Conversely, if at the expiration date the stock is trading at a price higher than the price set in the warrant or right, the Fund can acquire the stock at a price below its market value. The prices of warrants and rights do not necessarily parallel the prices of the underlying securities. An investment in warrants or rights may be considered speculative.

Convertible Securities

A convertible security is a preferred stock, warrant or other security that may be converted or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive the dividend or interest until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both fixed income and equity securities. Although to a lesser extent than with fixed income securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stocks and, therefore, also will react to variations in the general market for equity securities. A significant feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so they may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

DEBT SECURITIES

Debt securities are used by issuers to borrow money. Generally, issuers pay investors periodic interest and repay the amount borrowed either periodically during the life of the security and/or at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values and accrue interest at the applicable coupon rate over a specified time period. Some debt securities pay a periodic coupon that is not fixed; instead payments “float” relative to a reference rate, such as LIBOR. This “floating rate” debt may pay interest at levels above or below the previous interest payment. The market prices of debt securities fluctuate depending on such factors as interest rates, credit quality and maturity. In general, market prices of debt securities decline when interest rates rise and increase when interest rates fall.

Lower rated debt securities, those rated Ba or below by Moody’s Investors Service, Inc. (“Moody’s”) and/or BB or below by Standard & Poor’s Ratings Group (“S&P”) or unrated but determined by the Advisor or a Sub-Advisor to be of comparable quality, are described by the rating agencies as speculative and involve greater risk of default or price changes than higher rated debt securities due to changes in the issuer’s creditworthiness or the fact that the issuer may already be in default. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty. It may be more difficult to sell or to determine the value of lower rated debt securities.

Certain additional risk factors related to debt securities are discussed below:

Sensitivity to interest rate and economic changes. Debt securities may be sensitive to economic changes, political and corporate developments, and interest rate changes. In addition, during an economic downturn or periods of rising interest rates, issuers that are highly leveraged may experience increased financial stress that could adversely affect their ability to meet projected business goals, obtain additional financing, and service their principal and interest payment obligations. Furthermore, periods of economic change and uncertainty can be expected to result in increased volatility of market prices and yields of certain debt securities. For example, prices of these securities can be affected by financial contracts held by the issuer or third parties (such as derivatives) related to the security or other assets or indices.

Payment expectations. Debt securities may contain redemption or call provisions. If an issuer exercises these provisions in a lower interest rate environment, the Fund would have to replace the security with a lower yielding security, resulting in decreased income to investors. If the issuer of a debt security defaults on its obligations to pay interest or principal or is the subject of bankruptcy proceedings, the Fund may incur losses or expenses in seeking recovery of amounts owed to it.

Liquidity. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity. In such cases, a Fund, due to limitations on investments in illiquid securities and the difficulty in purchasing and selling such securities or instruments, may be unable to achieve its desired level of exposure to a certain sector. To the extent that a Fund’s principal investment strategies involve investments in securities of companies with smaller market capitalizations, foreign non-U.S. securities, Rule 144A securities, illiquid sectors of fixed income securities, derivatives or securities with substantial market and/or credit risk, the Fund will tend to have the greatest exposure to liquidity risk. Further, fixed income securities with longer durations until maturity face heightened levels of liquidity risk as compared to fixed income securities with shorter durations until maturity. Finally, liquidity risk also refers to the risk of unusually high redemption requests or other unusual market conditions that may make it difficult for a Fund to fully honor redemption requests within the allowable time period. Meeting such redemption requests could require a Fund to sell securities at reduced prices or under unfavorable conditions, which would reduce the value of the Fund. It may also be the case that other market participants may be attempting to liquidate fixed income holdings at the same time as a Fund, causing increased supply in the market and contributing to liquidity risk and downward pricing pressure.

The Advisor and Sub-Advisors attempt to reduce the risks described above through diversification of the Fund’s portfolio, credit analysis of each issuer, and by monitoring broad economic trends as well as corporate and legislative developments, but there can be no assurance that it will be successful in doing so. Credit ratings of debt securities provided by rating agencies indicate a measure of the safety of principal and interest payments, not market value risk. The rating of an issuer is a rating agency’s view of past and future potential developments related to the issuer and may not necessarily reflect actual outcomes. There can be a lag between corporate developments and the time a rating is assigned and updated.

Changing Fixed Income Market Conditions. Following the financial crisis that began in 2007, the Board of Governors of the Federal Reserve System (the “Federal Reserve”) has attempted to stabilize the U.S. economy and support the U.S. economic recovery by keeping the federal funds rate at or near zero percent. In addition, the Federal Reserve has purchased large quantities of securities issued or guaranteed by the U.S. government, its agencies or instrumentalities on the open market (“Quantitative Easing”). As the Federal Reserve “tapers” or reduces Quantitative Easing, and when the Federal Reserve raises the federal funds rate, there is a risk that interest rates across the U.S. financial system will rise. These policy changes may expose fixed-income and related markets to heightened volatility and may reduce liquidity for certain Fund investments, which could cause the value of the Fund’s investments and share price to decline. Because the Fund invests in derivatives tied to fixed income markets it may be more substantially exposed to these risks than a fund that does not invest in derivatives. To the extent the Fund experiences high redemptions because of these policy changes, the Fund may experience increased portfolio turnover, which will increase the costs that the Fund incurs and may lower the Fund’s performance. The liquidity levels of the Fund’s portfolio may also be affected.

Bond markets have consistently grown over the past three decades while the capacity for traditional dealer counterparties to engage in fixed income trading has not kept pace and in some cases has decreased. As a result, dealer inventories of corporate bonds, which provide a core indication of the ability of financial intermediaries to “make markets,” are at or near historic lows in relation to market size. Because market makers provide stability to a market through their intermediary services, the significant reduction in dealer inventories could potentially lead to decreased liquidity and increased volatility in the fixed income markets. Such issues may be exacerbated during periods of economic uncertainty.

Bond Ratings. Bond rating agencies may assign modifiers (such as +/–) to ratings categories to signify the relative position of a credit within the rating category. Investment policies that are based on ratings categories should be read to include any security within that category, without considering the modifier. Please refer to Appendix A for more information about credit ratings.

Lower-Rated Debt Securities

The Fund may invest in lower-rated fixed-income securities (commonly known as “junk bonds”). The lower ratings reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of securities held by the Fund more volatile and could limit the Fund’s ability to sell its securities at prices approximating the values the Fund had placed on such securities. In the absence of a liquid trading market for securities held by it, the Fund at times may be unable to establish the fair value of such securities. Securities ratings are based largely on the issuer’s historical financial condition and the rating agencies’ analysis at the time of rating. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition, which may be better or worse than the rating would indicate. In addition, the rating assigned to a security by Moody’s or S&P (or by any other nationally recognized securities rating agency) does not reflect an assessment of the volatility of the security’s market value or the liquidity of an investment in the security.

Like those of other fixed-income securities, the values of lower-rated securities fluctuate in response to changes in interest rates. A decrease in interest rates will generally result in an increase in the value of the Fund’s fixed-income assets. Conversely, during periods of rising interest rates, the value of the Fund’s fixed-income assets will generally decline. The values of lower-rated securities may often be affected to a greater extent by changes in general economic conditions and business conditions affecting the issuers of such securities and their industries. Negative publicity or investor perceptions may also adversely affect the values of lower-rated securities. Changes by nationally recognized securities rating agencies in their ratings of any fixed-income security and changes in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. Changes in the value of portfolio securities generally will not affect income derived from these securities, but will affect the Fund’s net asset value. The Fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase. However, the Advisor and Sub-Advisors will monitor the investment to determine whether its retention will assist in meeting the Fund’s investment objective. Issuers of lower-rated securities are often highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. Such issuers may not have more traditional methods of financing available to them and may be unable to repay outstanding obligations at maturity by refinancing.

The risk of loss due to default in payment of interest or repayment of principal by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness. It is possible that, under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund could find it more difficult to sell these securities when the Advisor of a Sub-Advisor believes it advisable to do so or may be able to sell the securities only at prices lower than if they were more widely held. Under these circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing the Fund’s net asset value. In order to enforce its rights in the event of a default, the Fund may be required to participate in various legal proceedings or take possession of and manage assets securing the issuer’s obligations on such securities. This could increase the Fund’s operating expenses and adversely affect the Fund’s net asset value. The ability of a holder of a tax-exempt security to enforce the terms of that security in a bankruptcy proceeding may be more limited than would be the case with respect to securities of private issuers. In addition, the Fund’s intention to qualify as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (the “Code”) may limit the extent to which the fund may exercise its rights by taking possession of such assets. To the extent the Fund invests in securities in the lower rating categories, the achievement of the Fund’s investment objective is more dependent on the Advisor’s or Sub-Advisor’s investment analysis than would be the case if the Fund were investing in securities in the higher rating categories.

Over-the-Counter Transactions – Fixed Income Securities

Over-the-Counter (“OTC”) transactions differ from exchange-traded transactions in several respects. OTC transactions are transacted directly with dealers and not with a clearing corporation. Without the availability of a clearing corporation, OTC transaction pricing is normally done by reference to information from market makers, which information is carefully monitored by the Advisor and Sub-Advisors and verified in appropriate cases. As OTC transactions are transacted directly with dealers, there is a risk of nonperformance by the dealer as a result of the insolvency of such dealer or otherwise. The Fund intends to enter into OTC transactions only with dealers which agree to, and which are expected to be capable of, entering into closing transactions with the Fund. There is also no assurance that the Fund will be able to liquidate an OTC transaction at any time prior to expiration.

Sovereign Debt Obligations

The Fund may invest in sovereign debt obligations, which are securities issued or guaranteed by foreign governments, governmental agencies or instrumentalities and political subdivisions, including debt of developing countries. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loans or loan participations. Sovereign debt of developing countries may involve a high degree of risk, and may be in default or present the risk of default. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and pay interest when due, and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment of principal and payment of interest may depend on political as well as economic factors. Although some sovereign debt, such as Brady Bonds, is collateralized by U.S. Government securities, repayment of principal and payment of interest is not guaranteed by the U.S. Government. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

FOREIGN INVESTMENTS

Foreign Investments

Investments in the securities of foreign issuers and other non-U.S. investments may involve risks in addition to those normally associated with investments in the securities of U.S. issuers or other U.S. investments. All foreign investments are subject to risks of foreign political and economic instability, adverse movements in foreign exchange rates, and the imposition or tightening of exchange controls and limitations on the repatriation of foreign capital. Other risks stem from potential changes in governmental attitude or policy toward private investment, which in turn raises the risk of nationalization, increased taxation or confiscation of foreign investors’ assets.

The financial problems in global economies over the past several years, including the European sovereign debt crisis, may continue to cause high volatility in global financial markets. In addition, global economies are increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact a different country or region. The severity or duration of these conditions may also be affected if one or more countries leave the Euro currency or by other policy changes made by governments or quasi-governmental organizations.

Additional non-U.S. taxes and expenses may also adversely affect the Fund’s performance, including foreign withholding taxes on foreign securities’ dividends. Brokerage commissions and other transaction costs on foreign securities exchanges are generally higher than in the United States. Foreign companies may be subject to different accounting, auditing and financial reporting standards. To the extent foreign securities held by the Fund are not registered with the SEC or with any other U.S. regulator, the issuers thereof will not be subject to the reporting requirements of the SEC or any other U.S. regulator. Accordingly, less information may be available about foreign companies and other investments than is generally available on issuers of comparable securities and other investments in the United States. Foreign securities and other investments may also trade less frequently and with lower volume and may exhibit greater price volatility than U.S. securities and other investments.

Changes in foreign exchange rates will affect the value in U.S. Dollars of all foreign currency-denominated securities and other investments held by the Fund. Exchange rates are influenced generally by the forces of supply and demand in the foreign currency markets and by numerous other political and economic events occurring outside the United States, many of which may be difficult, if not impossible, to predict.

Income from foreign securities and other investments will be received and realized in foreign currencies, and the Fund is required to compute and distribute income in U.S. Dollars. Accordingly, a decline in the value of a particular foreign currency against the U.S. Dollar occurring after the Fund’s income has been earned and computed in U.S. Dollars may require the Fund to liquidate portfolio securities or other investments to acquire sufficient U.S. Dollars to make a distribution. Similarly, if the exchange rate declines between the time the Fund incurs expenses in U.S. Dollars and the time such expenses are paid, the Fund may be required to liquidate additional portfolio securities or other investments to purchase the U.S. Dollars required to meet such expenses.

The Fund may purchase foreign bank obligations. In addition to the risks described above that are generally applicable to foreign investments, the investments that the Fund makes in obligations of foreign banks, branches or subsidiaries may involve further risks, including differences between foreign banks and U.S. banks in applicable accounting, auditing and financial reporting standards, and the possible establishment of exchange controls or other foreign government laws or restrictions applicable to the payment of certificates of deposit or time deposits that may affect adversely the payment of principal and interest on the securities and other investments held by the Fund.

Emerging Markets

The Fund may invest in companies organized or doing substantial business in emerging market countries or developing countries as defined by the World Bank, International Financial Corporation or the Morgan Stanley Capital International (MSCI) emerging market indices or other comparable indices. Developing countries may impose restrictions on the Fund’s ability to repatriate investment income or capital. Even where there is no outright restriction on repatriation of investment income or capital, the mechanics of repatriation may affect certain aspects of the operations of the Fund.

Some of the currencies in emerging markets have experienced devaluations relative to the U.S. Dollar, and major adjustments have been made periodically in certain of such currencies. Certain developing countries face serious exchange constraints.

Governments of some developing countries exercise substantial influence over many aspects of the private sector. In some countries, the government owns or controls many companies. Therefore, government actions in the future could have a significant effect on economic conditions in developing countries, which could affect the private sector companies in which the Fund invests.

Foreign Currency Transactions

The Fund may conduct foreign currency exchange transactions either on a spot, i.e., cash, basis at the prevailing rate in the foreign exchange market or by entering into a forward foreign currency contract. A forward foreign currency contract (“forward contract”) involves an obligation to purchase or sell a specific amount of a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are considered to be derivatives. The Fund enters into forward contracts in order to “lock in” the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. In addition, the Fund may enter into forward contracts to hedge against risks arising from securities the Fund owns or anticipates purchasing or the U.S. Dollar value of interest and dividends paid on those securities.

If the Fund delivers the foreign currency at or before the settlement of a forward contract, it may be required to obtain the currency by selling some of the Fund’s assets that are denominated in that specific currency. The Fund may close out a forward contract obligating it to purchase a foreign currency by selling an offsetting contract, in which case it will realize a gain or a loss.

Foreign currency transactions involve certain costs and risks. The Fund incurs foreign exchange expenses in converting assets from one currency to another. Forward contracts involve a risk of loss if the Advisor or a Sub-Advisor is inaccurate in predicting currency movements. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. The precise matching of forward contract amounts and the value of the securities involved is generally not possible. Accordingly, it may be necessary for the Fund to purchase additional foreign currency if the market value of the security is less than the amount of the foreign currency the Fund is obligated to deliver under the forward contract and the decision is made to sell the security and deliver the foreign currency. The use of forward contracts as a hedging technique does not eliminate the fluctuation in the prices of the underlying securities the Fund owns or intends to acquire, but it fixes a rate of exchange in advance. Although forward contracts can reduce the risk of loss if the values of the hedged currencies decline, these instruments also limit the potential gain that might result from an increase in the value of the hedged currencies.

There is no systematic reporting of last sale information for foreign currencies, and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market. The interbank market in foreign currencies is a global around-the-clock market. Since foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, the Fund may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots. The Fund may take positions in options on foreign currencies in order to hedge against the risk of foreign exchange fluctuation on foreign securities the Fund holds in its portfolio or which it intends to purchase.

Depository Receipts

American Depository Receipts (“ADRs”) are negotiable receipts issued by a U.S. bank or trust company that evidence ownership of securities in a foreign company which have been deposited with such bank or trust company’s office or agent in a foreign country. European Depository Receipts (“EDRs”) are negotiable certificates held in the bank of one country representing a specific number of shares of a stock traded on an exchange of another country. Global Depository Receipts (“GDRs”) are negotiable certificates held in the bank of one country representing a specific number of shares of a stock traded on an exchange of another country. Canadian Depository Receipts (“CDRs”) are negotiable receipts issued by a Canadian bank or trust company that evidence ownership of securities in a foreign company which have been deposited with such bank or trust company’s office or agent in a foreign country.

Investing in ADRs, EDRs, GDRs, and CDRs presents risks that may not be equal to the risk inherent in holding the equivalent shares of the same companies that are traded in the local markets even though the Fund will purchase, sell and be paid dividends on ADRs in U.S. Dollars. These risks include fluctuations in currency exchange rates, which are affected by international balances of payments and other economic and financial conditions; government intervention; speculation; and other factors. With respect to certain foreign countries, there is the possibility of expropriation or nationalization of assets, confiscatory taxation, political and social upheaval, and economic instability. The Fund may be required to pay foreign withholding or other taxes on certain ADRs, EDRs, GDRs, or CDRs that it owns, but investors may or may not be able to deduct their pro-rata share of such taxes in computing their taxable income, or take such shares as a credit against their U.S. federal income tax. See “Federal Income Tax Matters.” ADRs, EDRs, GDRs, and CDRs may be sponsored by the foreign issuer or may be unsponsored. Unsponsored ADRs, EDRs, GDRs, and CDRs are organized independently and without the cooperation of the foreign issuer of the underlying securities. Unsponsored ADRs, EDRs, GDRs, and CDRs are offered by companies which are not prepared to meet either the reporting or accounting standards of the United States. While readily exchangeable with stock in local markets, unsponsored ADRs, EDRs, GDRs, and CDRs may be less liquid than sponsored ADRs, EDRs, GDRs, and CDRs. Additionally, there generally is less publicly available information with respect to unsponsored ADRs, EDRs, GDRs, and CDRs.

SHORT SALES

A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss will be increased, by the transaction costs incurred by the Fund, including the costs associated with providing collateral to the broker-dealer (usually cash and liquid securities) and the maintenance of collateral with its custodian. The Fund also may be required to pay a premium to borrow a security, which would increase the cost of the security sold short. Although the Fund’s gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

The broker-dealer will retain the net proceeds of the short sale to the extent necessary to meet margin requirements until the short position is closed out.

When the Advisor or a Sub-Advisor believes that the price of a particular security held by the Fund may decline, it may make “short sales against the box” to hedge the unrealized gain on such security. Selling short against the box involves selling a security which the Fund owns for delivery at a specified date in the future. The Fund will incur transaction costs to open, maintain and close short sales against the box.

To the extent the Fund sells securities short (except in the case of short sales “against the box”), it is required to segregate an amount of cash or liquid securities on its records equal to the market price of the securities sold short. The segregated assets are marked to market daily in an attempt to ensure that the amount deposited in the segregated account is at least equal to the market value of the securities sold short. Segregated securities cannot be sold while the position they are covering is outstanding, unless they are replaced with similar securities. As a result, there is the possibility that segregation of a large percentage of the Fund’s assets could affect its portfolio management.

DERIVATIVES

The Fund may utilize a variety of derivatives contracts, such as futures, options, swaps and forward contracts, both for investment purposes and for hedging purposes. Hedging involves special risks including the possible default by the other party to the transaction, illiquidity and, to the extent the Advisor’s or a Sub-Advisor’s assessment of certain market movements is incorrect, the risk that the use of hedging could result in losses greater than if hedging had not been used. Nonetheless, with respect to certain investment positions, the Fund may not be sufficiently hedged against market fluctuations, in which case an investment position could result in a loss greater than if the Advisor or a Sub-Advisor had been sufficiently hedged with respect to such position.

The Advisor and Sub-Advisors will not, in general, attempt to hedge all market or other risks inherent in the Fund’s positions, and may hedge certain risks, if at all, only partially. Specifically, the Advisor and Sub-Advisors may choose not, or may determine that it is economically unattractive, to hedge certain risks, either in respect of particular positions or in respect of the Fund’s overall portfolio. Moreover, it should be noted that the Fund’s portfolio always will be exposed to unidentified systematic risk factors and to certain risks that cannot be completely hedged, such as credit risk (relating both to particular securities and to counterparties). The Fund’s portfolio composition may result in various directional market risks remaining unhedged, although the Advisor and Sub-Advisors may rely on diversification to control such risks to the extent that the Advisor or a Sub-Advisor believes it is desirable to do so.

Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation is not yet fully known and may not be for some time. New regulations could adversely affect the value, availability and performance of certain derivative instruments, may make them more costly, and may limit or restrict their use by the Funds.

Certain additional risk factors related to derivatives are discussed below:

Derivatives Risk. Under recently adopted rules by the CFTC, transactions in some types of interest rate swaps and index credit default swaps on North American and European indices will be required to be cleared. In a cleared derivatives transaction, the Fund’s counterparty is a clearing house (such as CME Clearing, ICE Clearing or LCH.Clearnet), rather than a bank or broker. Since the Fund is not a member of clearing houses and only members of a clearing house can participate directly in the clearing house, the Fund will hold cleared derivatives through accounts at clearing members, who are futures commission merchants that are members of the clearing houses and who have the appropriate regulatory approvals to engage in swap transactions. The Fund will make and receive payments owed under cleared derivatives transactions (including margin payments) through its accounts at clearing members. Clearing members guarantee performance of their clients’ obligations to the clearing house. In contrast to bilateral derivatives transactions, following a period of advance notice to the Fund, clearing members generally can require termination of existing cleared derivatives transactions at any time and increases in margin above the margin that it required at the beginning of a transaction. Clearing houses also have broad rights to increase margin requirements for existing transactions and to terminate transactions. Any such increase or termination could interfere with the ability of the Fund to pursue its investment strategy. Also, the Fund is subject to execution risk if it enters into a derivatives transaction that is required to be cleared (or that the Advisor or a Sub-Advisor expects to be cleared), and no clearing member is willing or able to clear the transaction on the Fund’s behalf. While the documentation in place between the Fund and its clearing members generally provides that the clearing members will accept for clearing all transactions submitted for clearing that are within credit limits specified by the clearing members in advance, the Fund could be subject to this execution risk if the Fund submits for clearing transactions that exceed such credit limits, if the clearing house does not accept the transactions for clearing, or if the clearing members do not comply with their agreement to clear such transactions. In that case, the transaction might have to be terminated, and the Fund could lose some or all of the benefit of any increase in the value of the transaction after the time of the transaction. In addition, new regulations could, among other things, restrict the Fund’s ability to engage in, or increase the cost to the Fund of, derivatives transactions, for example, by making some types of derivatives no longer available to the Fund or increasing margin or capital requirements. If the Fund is not able to enter into a particular derivatives transaction, the Fund’s investment performance and risk profile could be adversely affected as a result.

Counterparty Risk. Counterparty risk with respect to OTC derivatives may be affected by new regulations promulgated by the CFTC and SEC affecting the derivatives market. As described under “Derivatives Risk” above, some derivatives transactions will be required to be cleared, and a party to a cleared derivatives transaction is subject to the credit risk of the clearing house and the clearing member through which it holds its cleared position, rather than the credit risk of its original counterparty to the derivative transaction. Clearing members are required to segregate all funds received from customers with respect to cleared derivatives transactions from the clearing member’s proprietary assets. However, all funds and other property received by a clearing broker from its customers are generally held by the clearing broker on a commingled basis in an omnibus account, which may also invest those funds in certain instruments permitted under the applicable regulations. The assets of the Fund might not be fully protected in the event of the bankruptcy of the Fund’s clearing member because the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing broker’s customers for a relevant account class. Also, the clearing member transfers to the clearing house the amount of margin required by the clearing house for cleared derivatives transactions, which amounts are generally held in an omnibus account at the clearing house for all customers of the clearing member. For commodities futures positions, the clearing house may use all of the collateral held in the clearing member’s omnibus account to meet a loss in that account, without regard to which customer in fact supplied that collateral. Accordingly, in addition to bearing the credit risk of its clearing member, each customer to a futures transaction also bears “fellow customer” risk from other customers of the clearing member. However, with respect to cleared swaps positions, recent regulations promulgated by the CFTC require that the clearing member notify the clearing house of the amount of initial margin provided by the clearing member to the clearing house that is attributable to each customer. Because margin in respect of cleared swaps must be earmarked for specific clearing member customers, the clearing house may not use the collateral of one customer to cover the obligations of another customer. However, if the clearing member does not provide accurate reporting, the Fund is subject to the risk that a clearing house will use the Fund’s assets held in an omnibus account at the clearing house to satisfy payment obligations of a defaulting customer of the clearing member to the clearing house. In addition, a clearing member may generally choose to provide to the clearing house the net amount of variation margin required for cleared swaps for all of the clearing member’s customers in the aggregate, rather than the gross amount of each customer. The Fund is therefore subject to the risk that a clearing house will not make variation margin payments owed to the Fund if another customer of the clearing member has suffered a loss and is in default.

Options on Securities and Securities Indices

A call option would entitle the Fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. A put option would entitle the Fund, in return for the premium paid, to sell specified securities during the option period. The Fund may invest in both European-style or American-style options. A European-style option is only exercisable immediately prior to its expiration. American-style options are exercisable at any time prior to the expiration date of the option.

Writing Call Options. The Fund may write covered call options. A call option is “covered” if the Fund owns the security underlying the call or has an absolute right to acquire the security without additional cash consideration or, if additional cash consideration is required, cash or cash equivalents in such amounts as held in a segregated account by the Fund’s custodian. The writer of a call option receives a premium and gives the purchaser the right to buy the security underlying the option at the exercise price. The writer has the obligation upon exercise of the option to deliver the underlying security against payment of the exercise price during the option period. If the writer of an exchange-traded option wishes to terminate his obligation, he may effect a “closing purchase transaction.” This is accomplished by buying an option of the same series as the option previously written. A writer may not effect a closing purchase transaction after it has been notified of the exercise of an option.

Effecting a closing transaction in a written call option will permit the Fund to write another call option on the underlying security with either a different exercise price, expiration date or both. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments of the Fund. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

The Fund will realize a gain from a closing transaction if the cost of the closing transaction is less than the premium received from writing the option or if the proceeds from the closing transaction are more than the premium paid to purchase the option. The Fund will realize a loss from a closing transaction if the cost of the closing transaction is more than the premium received from writing the option or if the proceeds from the closing transaction are less than the premium paid to purchase the option. However, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss to the Fund resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

In addition to covered call options, the Fund may write uncovered (or “naked”) call options on securities, including ETFs, and indices; however, SEC rules require that the Fund segregates assets on its books and records with a value equal to the value of the securities or the index that the holder of the option is entitled to call. Segregated securities cannot be sold while the option strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of the Fund’s assets could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

Writing Covered Index Call Options. The Fund may sell index call options. The Fund may also execute a closing purchase transaction with respect to the option it has sold and then sell another option with either a different exercise price and/or expiration date. The Fund’s objective in entering into such closing transactions is to increase option premium income, to limit losses or to protect anticipated gains in the underlying stocks. The cost of a closing transaction, while reducing the premium income realized from the sale of the option, should be offset, at least in part, by the appreciation in the value of the underlying index, and by the opportunity to realize additional premium income from selling a new option.

When the Fund sells an index call option, it does not deliver the underlying stocks or cash to the broker through whom the transaction is effected. In the case of an exchange-traded option, the Fund establishes an escrow account. The Fund’s custodian (or a securities depository acting for the custodian) acts as the Fund’s escrow agent. The escrow agent enters into documents known as escrow receipts with respect to the stocks included in the Fund (or escrow receipts with respect to other acceptable securities). The escrow agent releases the stocks from the escrow account when the call option expires or the Fund enters into a closing purchase transaction. Until such release, the underlying stocks cannot be sold by the Fund. The Fund may enter into similar collateral arrangements with the counterparty when it sells over-the-counter index call options.

When the Fund sells an index call option, it is also required to “cover” the option pursuant to requirements enunciated by the staff of the SEC. The staff has indicated that a mutual fund may “cover” an index call option by (1) owning and holding for the term of the option a portfolio of stocks substantially replicating the movement of the index underlying the call option; (2) purchasing an American-style call option on the same index with an exercise price not greater than the exercise price of the written option; or (3) establishing and maintaining for the term of the option a segregated account consisting of cash, U.S. Government securities or other high-grade debt securities, equal in value to the aggregate contract price of the call option (the current index value times the specific multiple). The Fund generally “covers” the index options it has sold by owning and holding stocks substantially replicating the movement of the applicable index. As an alternative method of “covering” the option, the Fund may purchase an appropriate offsetting option.

The purchaser of an index call option sold by the Fund may exercise the option at a price fixed as of the closing level of the index on exercise date. Unless the Fund has liquid assets sufficient to satisfy the exercise of the index call option, the Fund would be required to liquidate portfolio securities to satisfy the exercise. The market value of such securities may decline between the time the option is exercised and the time the Fund is able to sell the securities. If the Fund fails to anticipate an exercise, it may have to borrow from a bank (in amounts not exceeding 5% of the Fund’s total assets) pending settlement of the sale of the portfolio securities and thereby incur interest charges. If trading is interrupted on the index, the Fund would not be able to close out its option positions.

Risks of Transactions in Options. There are several risks associated with transactions in options on securities and indices. Options may be more volatile than the underlying securities and, therefore, on a percentage basis, an investment in options may be subject to greater fluctuation in value than an investment in the underlying securities themselves. There are also significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective. In addition, a liquid secondary market for particular options may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options of underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or clearing corporation may not be adequate to handle current trading volume at all times; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. The extent to which the Fund may enter into options transactions may be limited by the requirements of the Code, for qualification of the Fund as a regulated investment company.

Over-the-Counter Options. The Fund may engage in transactions involving over-the-counter options as well as exchange-traded options. Certain additional risks are specific to over-the-counter options. The Fund may engage a clearing corporation to exercise exchange-traded options, but if the Fund purchased an over-the-counter option, it must then rely on the dealer from which it purchased the option if the option is exercised. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction.

Exchange-traded options generally have a continuous liquid market while over-the-counter options may not. Consequently, the Fund may generally be able to realize the value of an over-the-counter option it has purchased only by exercising or reselling the option to the dealer who issued it. Similarly, when the Fund writes an over-the-counter option, the Fund may generally be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to whom the Fund originally wrote the option. While the Fund will seek to enter into over-the-counter options only with dealers who will agree to and are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will at any time be able to liquidate an over-the-counter option at a favorable price at any time prior to expiration. Unless the Fund, as a covered over-the-counter call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the other party, the Fund may be unable to liquidate an over-the-counter option. With respect to options written by the Fund, the inability to enter into a closing transaction may result in material losses to the Fund. For example, since the Fund must maintain a secured position with respect to any call option on a security it writes, the Fund may not sell the assets which it has segregated to secure the position while it is obligated under the option. This requirement may impair the Fund’s ability to sell portfolio securities at a time when such sale might be advantageous.

The SEC has taken the position that purchased over-the-counter options are illiquid securities. The Fund may treat the cover used for written over-the-counter options as liquid if the dealer agrees that the Fund may repurchase the over-the-counter option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the over-the-counter option would be considered illiquid only to the extent the maximum purchase price under the formula exceeds the intrinsic value of the option. Accordingly, the Fund will treat over-the-counter options as subject to the Fund’s limitation on illiquid securities. If the SEC changes its position on the liquidity of over-the-counter options, the Fund will change the treatment of such instruments accordingly.

Stock Index Options. The Fund may invest in options on indices, including broad-based security indices. Puts and calls on indices are similar to puts and calls on other investments except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities. When a fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from the fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (“multiplier”), which determines the total dollar value for each point of such difference. When a fund buys a call on an index, it pays a premium and has the same rights as to such call as are indicated above. When a fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the fund’s exercise of the put, to deliver to the fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When a fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the fund to deliver to it an amount of cash equal to the difference between the closing level of the index and exercise price times the multiplier if the closing level is less than the exercise price.

The risks of investment in options on indices may be greater than options on securities. Because index options are settled in cash, if a fund writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying index. A fund can offset some of the risk of writing a call index option by holding a diversified portfolio of securities or instruments similar to those on which the underlying index is based. However, a fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities or instruments as underlie the index and, as a result, bears a risk that the value of the securities or instruments held will vary from the value of the index..

Even if the Fund could assemble a portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the “timing risk” inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, a fund as the call writer will not learn of the assignment until the next business day at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security or instrument, such as common stock, because there the writer’s obligation is to deliver the underlying security or instrument, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security or instrument, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds investments that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those investments against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date. By the time it learns that it has been assigned, the index may have declined, with a corresponding decline in the value of its portfolio. This “timing risk” is an inherent limitation on the ability of index call writers to cover their risk exposure by holding security or instrument positions.

If the Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

Futures and Options on Futures

The Fund may use interest rate, foreign currency, index and other futures contracts. The Fund may use options on futures contracts. A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract originally was written. Although the value of an index might be a function of the value of certain specified securities, physical delivery of these securities is not always made. A public market exists in futures contracts covering a number of indexes, as well as financial instruments, including, without limitation: U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian Dollar; the Canadian Dollar; the British Pound; the Japanese Yen; the Swiss Franc; the Mexican Peso; and certain multinational currencies, such as the Euro. It is expected that other futures contracts will be developed and traded in the future.

The Fund may purchase and write (sell) call and put futures options. Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price upon expiration of, or at any time during the period of, the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. When a purchase or sale of a futures contract is made by the Fund, the Fund is required to deposit with its futures commission merchant a specified amount of liquid assets (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Fund expects to earn taxable interest income on its initial margin deposits. The Fund, as a writer of an option, may have no control over whether the underlying futures contracts may be sold (call) or purchased (put) and as a result, bears the market risk of an unfavorable change in the valuation of the futures contracts underlying the written option. The Fund, as a purchaser of an option, bears the risk that the counterparties to the option may not have the ability to meet the terms of the option contract.

Futures and options on futures are regulated by the Commodity Futures Trading Commission (“CFTC”). The Fund invests in futures, options on futures and other instruments subject to regulation by the CFTC in reliance upon and in accordance with CFTC Regulation 4.5. Under Regulation 4.5, if the Fund uses futures, options on futures, or swaps other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums on these positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options that are “in-the-money” at the time of purchase of a new position are “in-the-money”) may not exceed 5% of the Fund’s net asset value, or alternatively, the aggregate net notional value of those positions at the time may not exceed 100% of the Fund’s net asset value (after taking into account unrealized profits and unrealized losses on any such positions). The Trust, on behalf of the Fund, has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” in accordance with CFTC Regulation 4.5. Therefore, as of the date of this SAI neither the Trust nor the Fund is deemed to be a “commodity pool” or “commodity pool operator” under the Commodity Exchange Act (“CEA”), and they are not subject to registration or regulation as such under the CEA. The Advisor has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” with respect to the Fund in accordance with CFTC Regulation 4.5. As of the date of this SAI, the Advisor is not deemed to be a “commodity pool operator” or “commodity trading adviser” with respect to the advisory services it provides to the Fund. In the future, if the Fund’s use of futures, options on futures, or swaps requires the Advisor to register as a commodity pool operator with the CFTC with respect to the Fund, the Advisor will do so at that time.

A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called “variation margin”, equal to the daily change in value of the futures contract. This process is known as “marking to market”. Variation margin does not represent a borrowing or loan by the Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, the Fund will mark to market its open futures positions. The Fund also is required to deposit and to maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option and other futures positions held by the Fund. Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (involving the same exchange, underlying security or index and delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs also must be included in these calculations.

The Fund may write covered straddles consisting of a call and a put written on the same underlying futures contract. A straddle will be covered when sufficient assets are deposited to meet the Fund’s immediate obligations. The Fund may use the same liquid assets to cover both the call and put options if the exercise price of the call and put are the same, or if the exercise price of the call is higher than that of the put. In such cases, the Fund also will segregate liquid assets equivalent to the amount, if any, by which the put is “in the money.”

With respect to options and futures contracts that are cash settled, the Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations under the contracts (less any amounts the Fund has posted as margin), if any, rather than the full notional value. In the case of options and futures contracts that are not cash settled, the Fund will set aside liquid assets equal to the full notional value of the contracts (less any amounts the Fund has posted as margin), while the positions are open.

Stock Index Futures

The Fund may invest in stock index futures only as a substitute for a comparable market position in the underlying securities. A stock index future obligates the seller to deliver (and the purchaser to accept), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. With respect to stock indices that are permitted investments, the Fund intends to purchase and sell futures contracts on the stock index for which it can obtain the best price with consideration also given to liquidity.

Swap Transactions

The Fund may enter into interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars. The Fund may enter into these transactions to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations or to protect against any increase in the price of securities it anticipates purchasing at a later date. Swaps may be used in conjunction with other instruments to offset interest rate, currency or other underlying risks. For example, interest rate swaps may be offset with “caps,” “floors” or “collars”. A “cap” is essentially a call option which places a limit on the amount of floating rate interest that must be paid on a certain principal amount. A “floor” is essentially a put option which places a limit on the minimum amount that would be paid on a certain principal amount. A “collar” is essentially a combination of a long cap and a short floor where the limits are set at different levels.

The Fund will usually enter into swaps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. To the extent obligations created thereby may be deemed to constitute senior securities, the Fund will maintain required collateral in a segregated account consisting of U.S. Government securities or cash or cash equivalents. If the Fund were assigned an exercise notice on a call it has written, it would be required to liquidate portfolio securities in order to satisfy the exercise, unless it has other liquid assets that are sufficient to satisfy the exercise of the call. If the Fund has written a call, there is also a risk that the market may decline between the time the Fund has a call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time it is able to sell securities in its portfolio. As with stock options, the Fund will not learn that an index option has been exercised until the day following the exercise date but, unlike a call on stock where it would be able to deliver the underlying securities in settlement, the Fund may have to sell part of its securities portfolio in order to make settlement in cash, and the price of such securities might decline before they can be sold. For example, even if an index call which the Fund has written is “covered” by an index call held by the Fund with the same strike price, it will bear the risk that the level of the index may decline between the close of trading on the date the exercise notice is filed with the Options Clearing Corporation and the close of trading on the date the Fund exercises the call it holds or the time it sells the call, which in either case would occur no earlier than the day following the day the exercise notice was filed.

Total Return Swaps. The Fund may enter into total return swap contracts for investment purposes. Total return swaps are contracts in which one party agrees to make periodic payments based on the change in market value of the underlying assets, which may include a specified security, basket of securities or security indexes during the specified period, in return for periodic payments based on a fixed or variable interest rate of the total return from other underlying assets. Total return swaps may be used to obtain exposure to a security or market without owning or taking physical custody of such security or market, including in cases in which there may be disadvantages associated with direct ownership of a particular security. In a typical total return equity swap, payments made by the Fund or the counterparty are based on the total return of a particular reference asset or assets (such as an equity security, a combination of such securities, or an index). That is, one party agrees to pay another party the return on a stock, basket of stocks, or stock index in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Total return swaps involve not only the risk associated with the investment in the underlying securities, but also the risk of the counterparty not fulfilling its obligations under the agreement.

Credit Default Swaps. The Fund may enter into credit default swap transactions for investment purposes. A credit default swap may have as reference obligations one or more securities that are not currently held by the Fund. The Fund may be either the buyer or seller in the transaction. Credit default swaps may also be structured based on the debt of a basket of issuers, rather than a single issuer, and may be customized with respect to the default event that triggers purchase or other factors. As a seller, the Fund would generally receive an upfront payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years, provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full face amount of deliverable obligations of the reference obligations that may have little or no value. The notional value of the credit default swap will be used to segregate liquid assets for selling protection on credit default swaps. If the Fund were a buyer and no credit event occurs, the Fund would recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference obligation that may have little or no value. When the Fund buys credit default swaps it will segregate an amount at least equal to the amount of any accrued premium payment obligations including amounts for early terminations. The use of swap transactions by the Fund entails certain risks, which may be different from, or possibly greater than, the risks associated with investing directly in the securities and other investments that are the referenced asset for the swap transaction. Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with stocks, bonds, and other traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index, but also of the swap itself, without the benefit of observing the performance of the swap under all the possible market conditions. Because some swap transactions have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment.

The Fund may also purchase credit default swap contracts in order to hedge against the risk of default of the debt of a particular issuer or basket of issuers, in which case the Fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer(s) of the underlying obligation(s) (or, as applicable, a credit downgrade or other indication of financial instability). It would also involve the risk that the seller may fail to satisfy its payment obligations to the Fund in the event of a default. The purchase of credit default swaps involves costs, which will reduce the Fund’s return.

Currency Swaps. The Fund may enter into currency swap transactions for investment purposes. Currency swaps are similar to interest rate swaps, except that they involve multiple currencies. The Fund may enter into a currency swap when it has exposure to one currency and desires exposure to a different currency. Typically the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the contract and returned at the end of the contract. In addition to paying and receiving amounts at the beginning and termination of the agreements, both sides will also have to pay in full periodically based upon the currency they have borrowed. Change in foreign exchange rates and changes in interest rates, as described above, may negatively affect currency swaps.

Interest Rate Swaps. The Fund may enter into an interest rate swap in an effort to protect against declines in the value of fixed income securities held by the Fund. In such an instance, the Fund may agree to pay a fixed rate (multiplied by a notional amount) while a counterparty agrees to pay a floating rate (multiplied by the same notional amount). If interest rates rise, resulting in a diminution in the value of the fund’s portfolio, the fund would receive payments under the swap that would offset, in whole or in part, such diminution in value.

Options on Swaps. An option on a swap agreement, or a “swaption,” is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. In return, the purchaser pays a “premium” to the seller of the contract. The seller of the contract receives the premium and bears the risk of unfavorable changes on the underlying swap. The Fund may write (sell) and purchase put and call swaptions. The Fund may also enter into swaptions on either an asset-based or liability-based basis, depending on whether the Fund is hedging its assets or its liabilities. The Fund may write (sell) and purchase put and call swaptions to the same extent it may make use of standard options on securities or other instruments. The Fund may enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its holdings, as a duration management technique, to protect against an increase in the price of securities the fund anticipates purchasing at a later date, or for any other purposes, such as for speculation to increase returns. Swaptions are generally subject to the same risks involved in the Fund’s use of options.

Depending on the terms of the particular option agreement, the Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When the Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

Over-the-Counter Derivatives Transactions

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), which was signed into law on July 21, 2010, established a new statutory framework that comprehensively regulated the over-the-counter (“OTC”) derivatives markets for the first time. Key Dodd-Frank Act provisions relating to OTC derivatives require rulemaking by the SEC and the CFTC, not all of which has been proposed or finalized as at the date of this SAI. Prior to the Dodd-Frank Act, the OTC derivatives markets were traditionally traded on a bilateral basis (so-called “bilateral OTC transactions”). Now certain OTC derivatives contracts are required to be centrally cleared and traded on exchanges or electronic trading platforms called swap execution facilities (“SEFs”).

Bilateral OTC transactions differ from exchange-traded or cleared derivatives transactions in several respects. Bilateral OTC transactions are transacted directly with dealers and not with a clearing corporation. Without the availability of a clearing corporation, bilateral OTC transaction pricing is normally done by reference to information from market makers, which information is carefully monitored by the Advisor or a Sub-Advisor and verified in appropriate cases. As bilateral OTC transactions are entered into directly with a dealer, there is a risk of nonperformance by the dealer as a result of its insolvency or otherwise. Under recently-adopted CFTC regulations, counterparties of registered swap dealers and major swap participants have the right to elect segregation of initial margin in respect of uncleared swaps. If a counterparty makes such an election, any initial margin that is posted to the swap dealer or major swap participant must be segregated in individual customer accounts held at an independent third-party custodian. In addition, the collateral may only be invested in certain categories of instruments identified in the CFTC’s regulations. Agreements covering these segregation arrangements must generally provide for consent by both the counterparty and the swap dealer or major swap participant to withdraw margin from the segregated account. Given these limitations on the use of uncleared swaps collateral, there is some likelihood that the electing counterparty will experience an increase in the costs associated with trading swaps with the relevant swap dealer or major swap participant. Certain other protections apply to a counterparty to uncleared swaps under the CFTC’s regulations even if the counterparty does not elect segregation of its initial margin. These regulations are newly adopted, and it remains unclear whether they will be effective in protecting initial margin in the manner intended in the event of significant market stress or the insolvency of a swap dealer or major swap participant.

Furthermore, a bilateral OTC transaction may only be terminated voluntarily by entering into a closing transaction with the dealer with which the Fund originally dealt. Any such cancellation may require the Fund to pay a premium to that dealer. In those cases in which the Fund has entered into a covered transaction and cannot voluntarily terminate the transaction, the Fund will not be able to sell the underlying security until the transaction expires or is exercised or different cover is substituted. The Fund will seek to enter into OTC transactions only with dealers which agree to, and which are expected to be capable of, entering into closing transactions with the Fund. There is also no assurance that the Fund will be able to liquidate an OTC transaction at any time prior to expiration.

The requirement to execute certain OTC derivatives contracts on SEFs may offer certain advantages over traditional bilateral OTC trading, such as ease of execution, price transparency, increased liquidity and/or favorable pricing. However, SEF trading may make it more difficult and costly for the Fund to enter into highly tailored or customized transactions and may result in additional costs and risks. Market participants such as the Fund that execute derivatives contracts through a SEF, whether directly or through a broker intermediary, are required to submit to the jurisdiction of the SEF and comply with SEF and CFTC rules and regulations which impose, among other things disclosure and recordkeeping obligations. In addition, the Fund will generally incur SEF or broker intermediary fees when it trades on a SEF. The Fund may also be required to indemnify the SEF or broker intermediary for any losses or costs that may result from the Fund’s transactions on the SEF.

COMMODITIES AND COMMODITY CONTRACTS

The Fund may purchase and sell commodity futures contracts and options; may enter into foreign exchange contracts; may enter into swaps and other financial transactions not requiring the delivery of physical commodities; may purchase or sell precious metals directly (metals are considered “commodities” under the federal commodities laws), and may purchase or sell physical commodity contracts or options on such contracts in compliance with applicable commodities laws. Investing in commodities in this manner carries risks. The Fund may also invest in instruments related to commodities, including structured notes, securities of commodities finance and operating companies. The Fund’s exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, and other risks affecting a particular industry or commodity. The Fund will only invest in commodities transactions that the Advisor or a Sub-Advisor believes can be readily liquidated.

There are additional factors associated with commodity futures contracts which may subject the Fund’s investments in them to greater volatility than investments in traditional securities. In the commodity futures markets there are often costs of physical storage associated with purchasing the underlying commodity. The price of the commodity futures contract will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity. To the extent that the storage costs for an underlying commodity change while the Fund is invested in futures contracts on that commodity, the value of the futures contract may change proportionately. In the commodity futures markets, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling futures contracts today to lock in the price of the commodity at delivery tomorrow. In order to induce speculators to purchase the other side of the same futures contract, the commodity producer generally must sell the futures contract at a lower price than the expected future spot price of the commodity. Conversely, if most hedgers in the futures market are purchasing futures contracts to hedge against a rise in prices, then speculators will only sell the other side of the futures contract at a higher futures price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodities markets will influence whether futures prices are above or below the expected future spot price, which can have significant implications for the Fund. If the nature of hedgers and speculators in futures markets has shifted when it is time for the Fund to reinvest the proceeds of a maturing futures contract in a new futures contract, the Fund might reinvest at higher or lower futures prices, or choose to pursue other investments. The commodities which underlie commodity futures contracts may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity-linked instruments, including futures contracts, than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of the supplies of other materials.

Changes in the regulation of derivatives, including commodity-based derivatives, arising from the Dodd-Frank Act may make it more expensive for the Fund and otherwise limit the Fund’s ability to engage in such trading, which could adversely affect the Fund.

GOVERNMENT OBLIGATIONS

The Fund may invest in U.S. Government obligations. Such obligations include Treasury bills, certificates of indebtedness, notes and bonds. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities. Treasury bills, the most frequently issued marketable government securities, have a maturity of up to one year and are issued on a discount basis. U.S. Government obligations include securities issued or guaranteed by government-sponsored enterprises.

Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities, including government-sponsored enterprises, where it is not obligated to do so. In addition, U.S. Government obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

MORTGAGE-BACKED SECURITIES

The Fund may invest in mortgage-backed securities and derivative mortgage-backed securities, and may also invest in “principal only” and “interest only” components. Mortgage-backed securities are securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. As with other debt securities, mortgage-backed securities are subject to credit risk and interest rate risk. However, the yield and maturity characteristics of mortgage-backed securities differ from traditional debt securities. A major difference is that the principal amount of the obligations may normally be prepaid at any time because the underlying assets (i.e., loans) generally may be prepaid at any time. The relationship between prepayments and interest rates may give some mortgage-backed securities less potential for growth in value than conventional fixed-income securities with comparable maturities. In addition, in periods of falling interest rates, the rate of prepayments tends to increase. During such periods, the reinvestment of prepayment proceeds by the Fund will generally be at lower rates than the rates that were carried by the obligations that have been prepaid. If interest rates rise, borrowers may prepay mortgages more slowly than originally expected. This may further reduce the market value of mortgage-backed securities and lengthen their durations. Because of these and other reasons, a mortgage-backed security’s total return, maturity and duration may be difficult to predict precisely.

Mortgage-backed securities come in different classes that have different risks. Junior classes of mortgage-backed securities are designed to protect the senior class investors against losses on the underlying mortgage loans by taking the first loss if there are liquidations among the underlying loans. Junior classes generally receive principal and interest payments only after all required payments have been made to more senior classes. If the Fund invests in junior classes of mortgage-related securities, it may not be able to recover all of its investment in the securities it purchases. In addition, if the underlying mortgage portfolio has been overvalued, or if mortgage values subsequently decline, the Fund may suffer significant losses. Investments in mortgage-backed securities involve the risks of interruptions in the payment of interest and principal (delinquency) and the potential for loss of principal if the property underlying the security is sold as a result of foreclosure on the mortgage (default). These risks include the risks associated with direct ownership of real estate, such as the effects of general and local economic conditions on real estate values, the conditions of specific industry segments, the ability of tenants to make lease payments and the ability of a property to attract and retain tenants, which in turn may be affected by local market conditions such as oversupply of space or a reduction of available space, the ability of the owner to provide adequate maintenance and insurance, energy costs, government regulations with respect to environmental, zoning, rent control and other matters, and real estate and other taxes. If the underlying borrowers cannot pay their mortgage loans, they may default and the lenders may foreclose on the property.

The ability of borrowers to repay mortgage loans underlying mortgage-backed securities will typically depend upon the future availability of financing and the stability of real estate values. For mortgage loans not guaranteed by a government agency or other party, the only remedy of the lender in the event of a default is to foreclose upon the property. If borrowers are not able or willing to pay the principal balance on the loans, there is a good chance that payments on the related mortgage-related securities will not be made. Certain borrowers on underlying mortgages may become subject to bankruptcy proceedings, in which case the value of the mortgage-backed securities may decline.

The residential real estate market in the United States continues to experience unprecedented upheaval. Among other things, the value of residential real estate has decreased significantly. This decrease in value has been more pronounced in some regions of the country but, overall, prices have dropped substantially. These significant decreases have affected the value of both prime and subprime mortgage-backed securities, as payments of principal and interest on residential mortgages have varied due to foreclosures, job losses, and other factors. As a result of these conditions, mortgage-backed securities have lost value, including the “senior” classes of those securities. There can be no assurance of when, or if, the residential real estate market will stabilize or home prices will recover. Accordingly, there can be no assurance that mortgage-backed securities will make payments of principal and interest at the times or in the amounts scheduled.

ASSET-BACKED SECURITIES

The Fund may invest in asset-backed securities that, through the use of trusts and special purpose vehicles, are securitized with various types of assets, such as automobile receivables, credit card receivables and home-equity loans in pass- through structures similar to the mortgage-related securities described above. In general, the collateral supporting asset-backed securities is of shorter maturity than the collateral supporting mortgage loans and is less likely to experience substantial prepayments. However, asset-backed securities are not backed by any governmental agency. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. In addition, some issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicers were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. The impairment of value of collateral or other assets underlying an asset-based security, such as a result of non-payment of loans or non-performance of other collateral or underlying assets, may reduce the value of such asset-based security and result in losses to the Fund.

INVESTMENT COMPANY SECURITIES

The Fund may invest in shares of other investment companies (each, an “Underlying Fund”), including open-end funds, closed-end funds, unit investment trusts (“UITs”) and exchange-traded funds (“ETFs”), to the extent permitted by applicable law and subject to certain restrictions set forth in this SAI.

Under Sections 12(d)(1)(A) and 12(d)(1)(B) of the 1940 Act, the Fund and any companies controlled by the Fund may hold securities of an Underlying Fund in amounts which (i) do not exceed 3% of the total outstanding voting stock of such Underlying Fund, (ii) do not exceed 5% of the value of the Fund’s total assets and (iii) when added to all other Underlying Fund securities held by the Fund, do not exceed 10% of the value of the Fund’s total assets. The Fund may exceed these limits when permitted by SEC order or other applicable law or regulatory guidance, such as is the case with many ETFs.

Generally, under Sections 12(d)(1)(F) and 12(d)(1)(G) of the 1940 Act and SEC rules adopted pursuant to the 1940 Act, the Fund may acquire the securities of affiliated and unaffiliated Underlying Funds subject to the following guidelines and restrictions:

•
The Fund may own an unlimited amount of the securities of any registered open-end fund or registered unit investment trust that is affiliated with the Fund, so long as any such Underlying Fund has a policy that prohibits it from acquiring any securities of registered open-end funds or registered unit investment trusts in reliance on certain sections of the 1940 Act.

•	The Fund and its “affiliated persons” may own up to 3% of the outstanding stock of any fund, subject to the following restrictions:

i.
the Fund and each Underlying Fund, in the aggregate, may not charge a sales load greater than the limits set forth in Rule 2830(d)(3) of the Conduct Rules of the Financial Industry Regulatory Authority (“FINRA”) applicable to funds of funds;

ii.	each Underlying Fund is not obligated to redeem more than 1% of its total outstanding securities during any period less than 30 days; and

iii.
the Fund is obligated either to (i) seek instructions from its shareholders with regard to the voting of all proxies with respect to the Underlying Fund and to vote in accordance with such instructions, or (ii) to vote the shares of the Underlying Fund held by the Fund in the same proportion as the vote of all other shareholders of the Underlying Fund.

Acquired funds typically incur fees that are separate from those fees incurred directly by the Fund. The Fund’s purchase of such investment company securities results in the layering of expenses as Fund shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying Fund expenses. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to certain leverage risks. The net asset value and market value of leveraged securities will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged securities. Investment companies may have investment policies that differ from those of the Fund.

Under certain circumstances an open-end investment company in which the Fund invests may determine to make payment of a redemption by the Fund wholly or in part by a distribution in kind of securities from its portfolio, instead of in cash. As a result, the Fund may hold such securities until the Advisor or a Sub-Advisor determines it is appropriate to dispose of them. Such disposition will impose additional costs on the Fund.

Investment decisions by the investment advisors to the registered investment companies in which the Fund invests are made independently of the Fund. At any particular time, one Underlying Fund may be purchasing shares of an issuer whose shares are being sold by another Underlying Fund. As a result, under these circumstances the Fund indirectly would incur certain transactional costs without accomplishing any investment purpose.

EXCHANGE-TRADED FUNDS (“ETFs”)

ETFs are pooled investment vehicles that generally seek to track the performance of specific indices. ETFs may be organized as open-end funds or as unit investment trusts. Their shares are listed on stock exchanges and can be traded throughout the day at market-determined prices.

An ETF generally issues index-based investments in aggregations of 50,000 shares known as “Creation Units” in exchange for a “Portfolio Deposit” consisting of (a) a portfolio of securities substantially similar to the component securities (“Index Securities”) of the applicable index (the “Index”), (b) a cash payment equal to a pro rata portion of the dividends accrued on the ETF’s portfolio securities since the last dividend payment by the ETF, net of expenses and liabilities, and (c) a cash payment or credit (“Balancing Amount”) designed to equalize the net asset value of the Index and the net asset value of a Portfolio Deposit.

Shares of ETFs are not individually redeemable, except upon termination of the ETF. To redeem shares of an ETF, an investor must accumulate enough shares of the ETF to reconstitute a Creation Unit. The liquidity of small holdings of ETF shares, therefore, will depend upon the existence of a secondary market for such shares. Upon redemption of a Creation Unit, the portfolio will receive Index Securities and cash identical to the Portfolio Deposit required of an investor wishing to purchase a Creation Unit that day.

The price of ETF shares is based upon (but not necessarily identical to) the value of the securities held by the ETF. Accordingly, the level of risk involved in the purchase or sale of ETF shares is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for ETF shares is based on a basket of stocks. Disruptions in the markets for the securities underlying ETF shares purchased or sold by the Fund could result in losses on such shares. There is no assurance that the requirements of the national securities exchanges necessary to maintain the listing of shares of any ETF will continue to be met.

CLOSED-END FUNDS

The Fund may invest in shares of closed-end funds. Investments in closed-end funds are subject to various risks, including reliance on management’s ability to meet the closed-end fund’s investment objective and to manage the closed-end fund portfolio; fluctuation in the net asset value of closed-end fund shares compared to the changes in the value of the underlying securities that the closed-end fund owns; and bearing a pro rata share of the management fees and expenses of each underlying closed-end fund resulting in Fund’s shareholders being subject to higher expenses than if he or she invested directly in the closed-end fund(s).

EXCHANGE TRADED NOTES (“ETNs”)

An investment in an ETN involves risks, including possible loss of principal. ETNs are unsecured debt securities issued by a bank that are linked to the total return of a market index. Risks of investing in ETNs also include limited portfolio diversification, uncertain principal payment, and illiquidity. Additionally, the investor fee will reduce the amount of return on maturity or at redemption, and as a result the investor may receive less than the principal amount at maturity or upon redemption, even if the value of the relevant index has increased. An investment in an ETN may not be suitable for all investors.

OTHER POOLED INVESTMENT VEHICLES

The Fund may invest in pooled investment vehicles, including limited partnerships. Examples of such vehicles include private equity funds and private equity funds of funds. A private equity fund generally invests in non-public companies that the fund’s manager believes will experience significant growth over a certain time period. A private equity fund of funds invests in other private equity funds of the type described. Investments in private equity funds, once made, typically may not be redeemed for several years, though they may be sold to other investors under certain circumstances.

To the extent that the Fund invests in pooled investment vehicles, such investments may be deemed illiquid. In addition, the Fund will bear its ratable share of such vehicles’ expenses, including its management expenses and performance fees. Performance fees are fees paid to the vehicle’s manager based on the vehicle’s investment performance (or returns) as compared to some benchmark. The fees the Fund pays to invest in a pooled investment vehicle may be higher than the fees it would pay if the manager of the pooled investment vehicle managed the Fund’s assets directly. Further, the performance fees payable to the manager of a pooled investment vehicle may create an incentive for the manager to make investments that are riskier or more speculative than those it might make in the absence of an incentive fee.

INITIAL PUBLIC OFFERINGS

The Fund may purchase securities of companies in initial public offerings (“IPOs”). By definition, IPOs have not traded publicly until the time of their offerings. Special risks associated with IPOs may include limited numbers of shares available for trading, unseasoned trading, lack of investor knowledge of the companies, and limited operating history, all of which may contribute to price volatility. Many IPOs are issued by undercapitalized companies of small or micro-cap size. The effect of IPOs on the Fund's performance depends on a variety of factors, including the number of IPOs the Fund invests in relative to the size of the Fund and whether and to what extent a security purchased in an IPO appreciates or depreciates in value.

Other Investment Strategies, Policies and Risks

TEMPORARY INVESTMENTS

The Fund may take temporary defensive measures that are inconsistent with the Fund’s normal fundamental or non-fundamental investment policies and strategies in response to adverse market, economic, political, or other conditions as determined by the Advisor or a Sub-Advisor. Such measures could include, but are not limited to, investments in (1) highly liquid short-term fixed income securities issued by or on behalf of municipal or corporate issuers, obligations of the U.S. Government and its agencies, commercial paper, and bank certificates of deposit; (2) repurchase agreements involving any such securities; and (3) other money market instruments. The Fund also may invest in shares of money market mutual funds to the extent permitted under applicable law. Money market mutual funds are investment companies, and the investments in those companies by the Fund are in some cases subject to certain fundamental investment restrictions. As a shareholder in a mutual fund, the Fund will bear its ratable share of its expenses, including management fees, and will remain subject to payment of the fees to the Advisor, with respect to assets so invested. The Fund may not achieve its investment objectives during temporary defensive periods.

REAL ESTATE INVESTMENT TRUSTS (“REITS”)

REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs, or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of principal and interest payments. Similar to investment companies such as the Fund, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. The Fund will indirectly bear its proportionate share of expenses incurred by REITs in which the Fund invests in addition to the expenses incurred directly by the Fund.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation.

Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have had more price volatility than larger capitalization stocks.

REITs are subject to the possibilities of failing to qualify for the favorable federal income tax treatment generally available to them under the Code and failing to maintain their exemptions from registration under the 1940 Act. REITs (especially mortgage REITs) also are subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed-rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed-rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed-rate obligations.

REPURCHASE AGREEMENTS

The Fund may enter into repurchase agreements with respect to its portfolio securities. Pursuant to such agreements, the Fund acquires securities from financial institutions such as banks and broker-dealers deemed to be creditworthy by the Advisor or the a Sub-Advisor, subject to the seller’s agreement to repurchase and the Fund’s agreement to resell such securities at a mutually agreed upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the underlying portfolio security). Securities subject to repurchase agreements will be held by the custodian or in the Federal Reserve/Treasury Book-Entry System or an equivalent foreign system. The seller under a repurchase agreement will be required to maintain the value of the underlying securities at not less than 102% of the repurchase price under the agreement. If the seller defaults on its repurchase obligation, the Fund will suffer a loss to the extent that the proceeds from a sale of the underlying securities are less than the repurchase price under the agreement. Bankruptcy or insolvency of such a defaulting seller may cause the Fund’s rights with respect to such securities to be delayed or limited. Repurchase agreements are considered to be loans under the 1940 Act.

REVERSE REPURCHASE AGREEMENTS

The Fund may enter into “reverse” repurchase agreements to avoid selling securities during unfavorable market conditions to meet redemptions. The Fund may invest a maximum of 10% of total assets in reverse repurchase agreements. Pursuant to a reverse repurchase agreement, the Fund will sell portfolio securities and agree to repurchase them from the buyer at a particular date and price. Whenever the Fund enters into a reverse repurchase agreement, it will establish a segregated account in which it will maintain liquid assets in an amount at least equal to the repurchase price marked to market daily (including accrued interest), and will subsequently monitor the account to ensure that such equivalent value is maintained. The Fund pays interest on amounts obtained pursuant to reverse repurchase agreements. Reverse repurchase agreements are considered to be borrowings by the Fund.

AGENCY OBLIGATIONS

The Fund may invest in agency obligations, such as the Export-Import Bank of the United States, Tennessee Valley Authority, Resolution Funding Corporation, Farmers Home Administration, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Farm Credit Banks, Federal Land Banks, Federal Housing Administration, Government National Mortgage Association (“GNMA”), commonly known as “Ginnie Mae,” Federal National Mortgage Association (“FNMA”), commonly known as “Fannie Mae,” Federal Home Loan Mortgage Corporation (“FHLMC”), commonly known as “Freddie Mac,” and the Student Loan Marketing Association (“SLMA”). Some, such as those of the Export-Import Bank of United States, are supported only by the right of the issuer to borrow from the Treasury; others, such as those of the FNMA and FHLMC, are supported by only the discretionary authority of the U.S. government to purchase the agency’s obligations; still others, such as those of the SLMA, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to U.S. government-sponsored instrumentalities because they are not obligated by law to do so. As a result, there is a risk that these entities will default on a financial obligation. For instance, in September 2008, at the direction of the U.S. Treasury, FNMA and FHLMC were placed into conservatorship under the Federal Housing Finance Agency (“FHFA”), a newly created independent regulator.

WHEN-ISSUED OR DELAYED DELIVERY SECURITIES

The Fund may purchase securities on a when-issued or delayed delivery basis. For example, delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of such securities is subject to market fluctuations and, in the case of fixed income securities, no interest accrues to the Fund until settlement takes place. When purchasing a security on a when-issued or delayed-delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. Accordingly, at the time the Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its net asset value and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of its acquisition, a when-issued security may be valued at less than the purchase price. The Fund will make commitments for such when-issued transactions only when it has the intention of actually acquiring the securities. To facilitate such acquisitions, the Fund will maintain with its custodian a segregated account with liquid assets, consisting of cash, United States Government securities or other appropriate securities, in an amount at least equal to such commitments. On delivery dates for such transactions, the Fund will meet its obligations from maturities or sales of the securities held in the segregated account and/or from cash flow. If, however, the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a taxable capital gain or loss due to market fluctuation. Also, the Fund may be disadvantaged if the other party to the transaction defaults.

ILLIQUID AND RESTRICTED SECURITIES

The Fund may invest up to 15% of its net assets in illiquid securities, including (i) securities for which there is no readily available market; (ii) securities in which the disposition would be subject to legal restrictions (so called “restricted securities”); and (iii) repurchase agreements having more than seven days to maturity. However, the Fund will not acquire illiquid securities if, as a result, such securities would comprise more than 15% of the value of the Fund’s net assets. The Trust’s Board of Trustees (the “Board”) or its delegate has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid for purposes of this 15% limitation. The Board has delegated to the Advisor the day-to-day determination of the illiquidity of any security held by the Fund, although it has retained oversight and ultimate responsibility for such determinations. Although no definitive liquidity criteria are used, the Board has directed the Advisor to consider to such factors as (a) frequency of trading and availability of quotations; (b) the number of dealers willing to purchase or sell the security and the availability of buyers; (c) the willingness of dealers to be market makers in the security; and (d) the nature of trading activity including (i) the time needed to dispose of a position or part of a position and (ii) offer and solicitation methods. A considerable period of time may elapse between the Fund’s decision to sell such securities and the time when the Fund is able to sell them, during which time the value of the securities could decline. Illiquid securities will usually be priced at fair value as determined in good faith by the Board or its delegate. If, through the appreciation of illiquid securities or the depreciation of liquid securities, more than 15% of the value of the Fund’s net assets is invested in illiquid securities, including restricted securities which are not readily marketable, the Fund will take such steps as are deemed advisable, if any, to protect liquidity.

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933, as amended (the “Securities Act”). Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell. Restricted securities issued pursuant to Rule 144A under the Securities Act that have a readily available market usually are not deemed illiquid for purposes of this limitation by the Fund. However, investing in Rule 144A securities could result in increasing the level of the Fund’s illiquidity if qualified institutional buyers become, for a time, uninterested in purchasing these securities.

The Fund may purchase commercial paper issued pursuant to Section 4(2) of the 1933 Act. 4(2) commercial paper has substantially the same price and liquidity characteristics as commercial paper generally, except that the resale of 4(2) commercial paper is limited to the institutional investor marketplace. Such a restriction on resale makes 4(2) commercial paper technically a restricted security under the 1933 Act. In practice, however, 4(2) commercial paper can be resold as easily as any other unrestricted security held by the Fund. Accordingly, 4(2) commercial paper has been determined to be liquid under procedures adopted by the Fund’s board of trustees.

LENDING PORTFOLIO SECURITIES

Consistent with applicable regulatory requirements and the Fund’s investment restrictions, the Fund may lend portfolio securities to securities broker-dealers or financial institutions, provided that such loans are callable at any time by the Fund (subject to notice provisions described below), and are at all times secured by cash or cash equivalents, which are maintained in a segregated account pursuant to applicable regulations and that are at least equal to the market value, determined daily, of the loaned securities. The advantage of such loans is that the Fund continues to receive the income on the loaned securities while at the same time earns interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. The Fund will not lend portfolio securities if such loans are not permitted by the laws or regulations of any state in which its shares are qualified for sale. The Fund’s loans of portfolio securities will be collateralized in accordance with applicable regulatory requirements and no loan will cause the value of all loaned securities to exceed 33 1/3% of the value of the Fund’s total assets.

A loan may generally be terminated by the borrower on one business day’s notice, or by the Fund on five business days’ notice. If the borrower fails to deliver the loaned securities within five days after receipt of notice or fails to maintain the requisite amount of collateral, the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Fund’s management to be creditworthy and when the income that can be earned from such loans justifies the attendant risks. Upon termination of the loan, the borrower is required to return the securities to the Fund. Any gain or loss in the market price during the loan period would inure to the Fund. The risks associated with loans of portfolio securities are substantially similar to those associated with repurchase agreements. Thus, if the counterparty to the loan petitions for bankruptcy or becomes subject to the United States Bankruptcy Code, the law regarding the rights of the Fund is unsettled. As a result, under extreme circumstances, there may be a restriction on the Fund’s ability to sell the collateral, and the Fund would suffer a loss. When voting or consent rights that accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of such rights if the matters involved would have a material effect on the Fund’s investment in such loaned securities. The Fund will pay reasonable finder’s, administrative and custodial fees in connection with a loan of its securities.

BORROWING

Borrowing creates an opportunity for increased return, but, at the same time, creates special risks. Furthermore, if the Fund were to engage in borrowing, an increase in interest rates could reduce the value of the Fund’s shares by increasing the Fund’s interest expense. Subject to the limitations described under “Investment Limitations” below, the Fund may be permitted to borrow for temporary purposes and/or for investment purposes. Such a practice will result in leveraging of the Fund’s assets and may cause the Fund to liquidate portfolio positions when it would not be advantageous to do so. This borrowing may be secured or unsecured. Provisions of the 1940 Act require the Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the Fund’s total assets made for temporary administrative purposes. Any borrowings for temporary administrative purposes in excess of 5% of the Fund’s total assets will count against this asset coverage requirement. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint if the Fund sells securities at that time. Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio. Money borrowed will be subject to interest charges which may or may not be recovered by appreciation of the securities purchased, if any. The Fund also may be required to maintain minimum average balances in connection with such borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

SHORT-TERM INVESTMENTS

The Fund may invest in any of the following securities and instruments:

Bank Certificates of Deposit, Bankers’ Acceptances and Time Deposits

The Fund may acquire certificates of deposit, bankers’ acceptances and time deposits in U.S. Dollar or foreign currencies. Certificates of deposit are negotiable certificates issued against monies deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. These short-term instruments which the Fund may acquire must, at the time of purchase, have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. Government. If the Fund holds instruments of foreign banks or financial institutions, it may be subject to additional investment risks that are different in some respects from those incurred if the Fund invests only in debt obligations of U.S. domestic issuers. Such risks include future political and economic developments, the possible imposition of withholding taxes by the particular country in which the issuer is located, the possible confiscation or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which may adversely affect the payment of principal and interest on these securities.

Domestic banks and foreign banks are subject to different governmental regulations with respect to the amount and types of loans that may be made and interest rates that may be charged. In addition, the profitability of the banking industry depends largely upon the availability and cost of funds and the interest income generated from lending operations. General economic conditions and the quality of loan portfolios affect the banking industry.

As a result of federal and state laws and regulations, domestic banks are required to maintain specified levels of reserves, limited in the amount that they can loan to a single borrower, and are subject to regulations designed to promote financial soundness. However, such laws and regulations may not necessarily apply to foreign banks, thereby affecting the risk involved in bank obligations that the Fund may acquire.

In addition to purchasing certificates of deposit and bankers’ acceptances, to the extent permitted under its investment strategies and policies stated above and in the Prospectus, the Fund may invest in interest-bearing time deposits or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

Savings Association Obligations

The Fund may invest in certificates of deposit (interest-bearing time deposits) issued by savings banks or savings and loan associations that have capital, surplus and undivided profits in excess of $100 million, based on latest published reports, or less than $100 million if the principal amount of such obligations is fully insured by the U.S. Government.

Commercial Paper, Short-Term Notes and Other Corporate Obligations

The Fund may invest a portion of its assets in commercial paper and short-term notes. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.

The Fund’s investment in commercial paper and short-term notes will consist of issues rated at the time of purchase “A-2” or higher by S&P, “Prime-1” or “Prime-2” by Moody’s, or similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by the Advisor or a Sub-Advisor to be of comparable quality. These rating symbols are described in Appendix A.

Corporate debt obligations are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations, i.e., credit risk. The Advisor or the Sub-Advisors may actively expose the Fund to credit risk. However, there can be no guarantee that the Advisor or the Sub-Advisors will be successful in making the right selections and thus fully mitigate the impact of credit risk changes on the Fund.

LARGE SHAREHOLDER REDEMPTION RISK

Certain account holders may from time to time own (beneficially or of record) or control a significant percentage of the Fund’s shares. Redemptions by these account holders of their shares in the Fund may impact the Fund’s liquidity and net asset value. Such redemptions may also force the Fund to sell securities at a time when it would not otherwise do so, which may increase the Fund’s broker costs and impact shareholder taxes.

DEVELOPMENTS IN THE CHINA REGION

After nearly 30 years of unprecedented growth, the People's Republic of China now faces a slowing economy. The real estate market, which many observers believed to be inflated, has begun to decline. Local governments, which had borrowed heavily to bolster growth, face high debt burdens and limited revenue sources. As a result, demand for Chinese exports by the U.S. and countries in Europe, and demands for Chinese imports from such countries, may weaken due to the effects of more limited economic growth. Additionally, Chinese actions to lay claim to disputed islands have caused relations with China's regional trading partners to suffer, and could cause further disruption to regional and international trade. In the long run, China's ability to develop and sustain a credible legal, regulatory, monetary, and socioeconomic system could influence the course of outside investment.

EUROPE—RECENT EVENTS

A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within and without Europe. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world.

The European Union (“EU”) currently faces major issues involving its membership, structure, procedures and policies, including the successful political, economic and social integration of new member states, the EU’s resettlement and distribution of refugees, and resolution of the EU’s problematic fiscal and democratic accountability. In addition, one or more countries may abandon the Euro, the common currency of the EU, and/or withdraw from the EU. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching. Whether or not the Fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the Fund’s investments due to the interconnected nature of the global economy and capital markets. The Fund may also be susceptible to these events to the extent that the Fund invests in municipal obligations with credit support by non-U.S. financial institutions.

In June 2016, the United Kingdom (the “UK”) voted in a referendum to leave the EU. Although the precise timeframe for “Brexit” is uncertain, it is currently expected that the UK will seek to withdraw from the EU by invoking article 50 of the Lisbon Treaty with an anticipated completion date within two years from notifying the European Council of the UK’s intention to withdraw. It is unclear how withdrawal negotiations will be conducted and what the potential consequences may be. In addition, it is possible that measures could be taken to revote on the issue of Brexit, or that portions of the UK could seek to separate and remain a part of the EU. As a result of the political divisions within the UK and between the UK and the EU that the referendum vote has highlighted and the uncertain consequences of a Brexit, the UK and European economies and the broader global economy could be significantly impacted, which may result in increased volatility and illiquidity, and potentially lower economic growth on markets in the UK, Europe and globally that could potentially have an adverse effect on the value of the Fund’s investments.

CYBER SECURITY RISK

Investment companies, such as the Fund, and its service providers may be subject to operational and information security risks resulting from cyber attacks. Cyber attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber security breaches. Cyber attacks affecting the Fund or the Advisor, the Sub-Advisors, the Fund’s custodian or transfer agent, or intermediaries or other third-party service providers may adversely impact the Fund. For instance, cyber attacks may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its net asset value, cause the release of private shareholder information or confidential company information, impede trading, subject the Fund to regulatory fines or financial losses, and cause reputational damage. The Fund may also incur additional costs for cyber security risk management purposes. While the Fund and its service providers have established business continuity plans and risk management systems designed to prevent or reduce the impact of cyber security attacks, such plans and systems have inherent limitations due in part to the ever-changing nature of technology and cyber security attack tactics, and there is a possibility that certain risks have not been adequately identified or prepared for. Furthermore, the Fund cannot control any cyber security plans or systems implemented by its service providers.

Similar types of cyber security risks are also present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund’s investment in such portfolio companies to lose value.

Investment Restrictions

The Fund has adopted the following restrictions as fundamental policies, which may not be changed without the favorable “vote of the holders of a majority of the outstanding voting securities” of the Fund, as defined in the 1940 Act. Under the 1940 Act, the “vote of the holders of a majority of the outstanding voting securities” of the Fund means the vote of the holders of the lesser of (i) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of its outstanding shares are represented or (ii) more than 50% of the outstanding shares of the Fund. The Fund’s investment objective is a non-fundamental policy and may be changed without shareholder approval.

The Fund may not:

1.
Issue senior securities, borrow money or pledge its assets, except that (i) the Fund may borrow from banks in amounts not exceeding one-third of its net assets (including the amount borrowed); and (ii) this restriction shall not prohibit the Fund from engaging in options transactions or short sales or investing in financial futures, swaps, when-issued or delayed delivery securities, or reverse repurchase agreements.

2.	Act as underwriter, except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities in its investment portfolio;

3.
With respect to 75% of the Fund’s total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer;

4.
Invest 25% or more of its total assets, calculated at the time of purchase and taken at market value, in any one industry or group of industries (other than securities issued by the U.S. Government, its agencies or instrumentalities);

5.
Purchase or sell real estate or interests in real estate or real estate limited partnerships (although the Fund may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate, such as real estate investment trusts (REITs));

6.
Make loans of money, except (a) for purchases of debt securities consistent with the investment policies of the Fund, (b) by engaging in repurchase agreements or, (c) through the loan of portfolio securities in an amount up to 33 1/3% of the Fund’s net assets; or

7.
Purchase or sell commodities or commodity futures contracts (although the Fund may invest in financial futures and in companies involved in the production, extraction, or processing of agricultural, energy, base metals, precious metals, and other commodity-related products).

The Fund observes the following restriction as a matter of operating but not fundamental policy, pursuant to positions taken by federal regulatory authorities:

The Fund may not invest, in the aggregate, more than 15% of its net assets in securities with legal or contractual restrictions on resale, securities that are not readily marketable and repurchase agreements with more than seven days to maturity.

Except with respect to borrowing, if a percentage or rating restriction on investment or use of assets set forth herein or in the Prospectus is adhered to at the time a transaction is effected, later changes in percentage resulting from any cause other than actions by the Fund will not be considered a violation.

MANAGEMENT OF THE FUND

Trustees and Officers

The overall management of the business and affairs of the Trust is vested with its Board of Trustees. The Board approves all significant agreements between the Trust and persons or companies furnishing services to it, including the agreements with the Advisor, Sub-Advisors, co-administrators, distributor, custodian and transfer agent. The day-to-day operations of the Trust are delegated to its officers, except that the Advisor and Sub-Advisors are responsible for making day-to-day investment decisions in accordance with the Fund’s investment objectives, strategies, and policies, all of which are subject to general supervision by the Board.

The Trustees and officers of the Trust, their years of birth and positions with the Trust, term of office with the Trust and length of time served, their business addresses and principal occupations during the past five years and other directorships held during the past five years are listed in the table below. Unless noted otherwise, each person has held the position listed for a minimum of five years. Thomas Knipper, Kathleen K. Shkuda, Larry D. Tashjian and John Zader are the Trustees who are not “interested persons” of the Trust, as that term is defined in the 1940 Act (collectively, the “Independent Trustees”).

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
“Independent” Trustees:
Thomas Knipper, CPA [a] (Born 1957) Trustee	Since September 2013	Vice President and Chief Compliance Officer, Ameritas Investment Partners, a registered investment advisor (1995 – present).	12	None.
Kathleen K. Shkuda [a] (born 1951) Trustee	Since September 2013	Zigzag Consulting, a financial services consulting firm (2008-present). Director, Managed Accounts, Merrill Lynch (2007-2008).	12	None.
Larry D. Tashjian [a] (born 1953) Trustee and Chairman of the Board	Since September 2013	Principal, CAM Capital Advisors, a family office (2001 – present).	12	None.
John P. Zader [a] (born 1961) Trustee	Since September 2013	Retired (June 2014 – present). CEO, UMB Fund Services, Inc., a mutual fund and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Fund (December 2006-June 2014).	12	Investment Managers Series Trust, a registered investment company (includes 79 portfolios).
Interested Trustees:
Eric M. Banhazl b† (born 1957) Trustee	Since September 2013	Chairman (2016 – present), and President (2006 – 2015), Mutual Fund Administration, LLC, co-administrator for the Fund. Trustee and Vice President, Investment Managers Series Trust II (September 2013 – January 2016).	12	Investment Managers Series Trust, a registered investment company (includes 79 portfolios).
Officers of the Trust:
Terrance P. Gallagher, [a] (born 1958) President	Since September 2013	Executive Vice President, UMB Fund Services, Inc. (2007 – present). Director of Compliance, Unified Fund Services Inc. (now Huntington Fund Services), a mutual fund service provider (2004 – 2007).	N/A	N/A

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Rita Dam [b] (born 1966) Treasurer and Assistant Secretary	Since September 2013	Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC.	N/A	N/A
Joy Ausili [b] (born 1966) Vice President and Assistant Secretary	Since January 2016
Co- Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC. Secretary and Assistant Treasurer, Investment Managers Series Trust (September 2013 – January 2016).
			N/A	N/A
Diane Drake[b] (born 1967) Secretary	Since January 2016	Senior Counsel, Mutual Fund Administration, LLC (October 2015 – present). Managing Director and Senior Counsel (2010 – 2015).	N/A	N/A
Martin Dziura[b] (born 1959) Chief Compliance Officer	Since September 2013
Principal, Dziura Compliance Consulting, LLC (October 2014 - present). Managing Director, Cipperman Compliance Services (2010 – September 2014). Chief Compliance Officer, Hanlon Investment Management
(2009 - 2010). Vice President − Compliance, Morgan Stanley Investment Management (2000 − 2009).
			N/A	N/A

a	Address for certain Trustees and certain officers: 235 West Galena Street, Milwaukee, Wisconsin 53212.
b	Address for Mr. Banhazl, Ms. Ausili, Ms. Dam and Ms. Drake: 2220 E. Route 66, Suite 226, Glendora, California 91740.
Address for Mr. Dziura: 39 Stafford Square, Boyertown, Pennsylvania 19512.
c	Trustees and officers serve until their successors have been duly elected.
†	Mr. Banhazl is an “interested person” of the Trust by virtue of his position with Mutual Fund Administration, LLC.

Compensation

Effective February 1, 2016, each Independent Trustee receives from the Trust a quarterly retainer of $7,500 and $4,000 for each special in-person meeting attended and $1,500 for each special telephonic meeting attended at which Board action is taken. The Trust has no pension or retirement plan. No other entity affiliated with the Trust pays any compensation to the Trustees. No other entity affiliated with the Trust pays any compensation to the Trustees.

Name of Person/Position	Aggregate Compensation From the Fund ($)[1]	Pension or Retirement Benefits Accrued as Part of Fund’s Expenses ($)	Estimated Annual Benefits Upon Retirement ($)	Total Compensation from Trust (11 Funds) Paid to Trustees ($)[1]
Thomas Knipper, Independent Trustee and Audit Committee Chair	$1,500	None	None	$16,000
Kathleen K. Shkuda, Independent Trustee and Nominating Committee Chair	$1,500	None	None	$16,000
Larry D. Tashjian, Independent Trustee, Chairman and Valuation Committee Chair	$1,500	None	None	$16,000
John Zader, Independent Trustee	$1,500	None	None	$16,000

1	Estimated annual compensation for the first year.

Mr. Banhazl is not compensated for his service as Trustee because of his affiliation with the Trust. Officers of the Trust are not compensated by the Fund for their services.

Additional Information Concerning the Board and the Trustees

The current Trustees were selected in September 2013 with a view towards establishing a Board that would have the broad experience needed to oversee a registered investment company comprised of multiple series employing a variety of different investment strategies. As a group, the Board has extensive experience in many different aspects of the financial services and asset management industries.

The Trustees were selected to join the Board based upon the following factors, among others: character and integrity; willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Trustee; as to each Trustee other than Mr. Banhazl, satisfying the criteria for not being classified as an “interested person” of the Trust as defined in the 1940 Act; and, as to Mr. Banhazl, his current position with Mutual Fund Administration, LLC, one of the Trust’s co-administrators. In addition, the Trustees have the following specific experience, qualifications, attributes and/or skills relevant to the operations of the Trust:

•	Mr. Knipper has substantial experience with respect to the operation, administration and compliance programs of mutual funds and as a senior executive with a registered investment advisor.

•
Ms. Shkuda has substantial experience in the investment management industry, including as a consultant with respect to operations and marketing of investment managers and distribution of mutual funds and other investment products.

•	Mr. Tashjian has extensive leadership experience in the investment management industry, including as a principal and a chief executive officer of a registered investment advisor.

•
Mr. Banhazl has significant experience serving in senior executive and board positions for mutual funds and with respect to the organization and operation of mutual funds and multiple series trusts similar to the Trust.

•	Mr. Zader has substantial experience serving in senior executive positions at mutual fund administrative service providers.

In its periodic self-assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Fund. The summaries set forth above as to the qualifications, attributes and skills of the Trustees are required by the registration form adopted by the SEC, do not constitute holding out the Board or any Trustee as having any special expertise or experience, and do not impose any greater responsibility or liability on any such person or on the Board as a whole than would otherwise be the case.

The Board of Trustees has three standing committees: the Audit Committee, the Nominating and Governance Committee, and the Valuation Committee.

•
The function of the Audit Committee, with respect to each series of the Trust, is to review the scope and results of the series’ annual audit and any matters bearing on the audit or the series’ financial statements and to assist the Board’s oversight of the integrity of the series’ pricing and financial reporting. The Audit Committee is comprised of all of the Independent Trustees and is chaired by Mr. Knipper. It does not include any Interested Trustees. The Audit Committee is expected to meet at least twice a year with respect to each series of the Trust.

The Audit Committee also serves as the Qualified Legal Compliance Committee (“QLCC”) for the Trust for the purpose of compliance with Rules 205.2(k) and 205.3(c) of the Code of Federal Regulations regarding alternative reporting procedures for attorneys retained or employed by an issuer who appear and practice before the SEC on behalf of the issuer.

•
The Nominating and Governance Committee is responsible for reviewing matters pertaining to composition, committees, and operations of the Board and meets from time to time as needed. The Nominating and Governance Committee will consider trustee nominees properly recommended by the Trust’s shareholders. Shareholders who wish to recommend a nominee should send nominations that include, among other things, biographical data and the qualifications of the proposed nominee to the Trust’s Secretary. The Independent Trustees comprise the Nominating and Governance Committee, and the Committee is chaired by Ms. Shkuda.

•
The function of the Valuation Committee is to value securities held by any series of the Trust for which current and reliable market quotations are not readily available. Such securities are valued at their respective fair values as determined in good faith by the Valuation Committee and the actions of the Valuation Committee are subsequently reviewed by the Board. The Valuation Committee is comprised of all the Trustees and is chaired by Mr. Tashjian, but action may be taken by any one of the Trustees. The Valuation Committee meets as needed.

Independent Trustees comprise 80% of the Board and Larry Tashjian, an Independent Trustee, serves as Chairperson of the Board. The Chairperson serves as a key point person for dealings between the Trust’s management and the other Independent Trustees. As noted above, through the committees of the Board the Independent Trustees consider and address important matters involving each series of the Trust, including those presenting conflicts or potential conflicts of interest. The Independent Trustees also regularly meet outside the presence of management and are advised by independent legal counsel. The Board has determined that its organization and leadership structure are appropriate in light of its fiduciary and oversight obligations, the special obligations of the Independent Trustees, and the relationship between the Interested Trustees and the Trust’s co-administrators. The Board also believes that its structure facilitates the orderly and efficient flow of information to the Independent Trustees from management.

Consistent with its responsibility for oversight of the Fund in the interests of shareholders, the Board among other things oversees risk management of the Fund’s investment programs and business affairs directly and through the Audit Committee. The Board has emphasized to the Advisor the importance of maintaining vigorous risk management programs and procedures.

The Fund faces a number of risks, such as investment risk, valuation risk, reputational risk, risk of operational failure or lack of business continuity, and legal, compliance and regulatory risk. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Fund. Under the overall supervision of the Board, the Advisor, Sub-Advisors and other service providers to the Fund employ a variety of processes, procedures and controls to identify various of those possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Different processes, procedures and controls are employed with respect to different types of risks. Various personnel, including the Trust’s CCO, the Advisor’s management, and other service providers (such as the Fund’s independent registered public accounting firm) make periodic reports to the Board or to the Audit Committee with respect to various aspects of risk management. The Board recognizes that not all risks that may affect the Fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s investment objective, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees as to risk management matters are typically summaries of the relevant information. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to substantial limitations.

Fund Shares Beneficially Owned by Trustees

Certain information regarding ownership by the Trustees of the Fund and other series of the Trust, as of December 31, 2015, is set forth in the following table.

Name of Trustee	Dollar Range of Equity Securities in the Fund ($)	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies ($)
Larry Tashjian, Independent Trustee	None	Above $100,000
Kathy Shkuda, Independent Trustee	None	None
Thomas Knipper, Independent Trustee	None	$10,001 - $50,000
John P. Zader, Independent Trustee	None	None
Eric M. Banhazl, Interested Trustee	None	None

Control Persons, Principal Shareholders, and Management Ownership

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of any class of the Fund. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of the Fund or acknowledges the existence of control. Shareholders with a controlling interest could affect the outcome of voting or the direction of management of the Fund.

As of the date of this SAI, the Fund is under the control of the Advisor, which had voting authority with respect to 100% of the outstanding shares of the Fund. However, once the Fund commences investment operations and its shares are sold to the public, this control will be diluted.

As of the date of this SAI, the Trustees and officers of the Trust as a group did not own more than 1% of the outstanding shares of the Fund. Furthermore, neither the Independent Trustees, nor members of their immediate families, own securities beneficially or of record in the Advisor, the Sub-Advisors, the Funds’ distributor, IMST Distributors LLC (the “Distributor”), or any of their respective affiliates.

The Advisor

Vivaldi Asset Management, LLC, located at 225 West Wacker, Suite 2100, Chicago, Illinois 60606, acts as investment advisor to the Fund pursuant to an Investment Advisory Agreement (the “Advisory Agreement”). The Advisor is owned by Vivaldi Holdings LLC.

Subject to such policies as the Board of Trustees may determine, the Advisor is ultimately responsible for investment decisions for the Fund. Pursuant to the terms of the Advisory Agreement, the Advisor provides the Fund with such investment advice and supervision as it deems necessary for the proper supervision of the Fund’s investments. The Advisor also continuously monitors and maintains the Fund’s investment criteria and determines from time to time what securities may be purchased by the Fund. In addition, the Advisor makes recommendations with respect to the selection and continued employment of Sub-Advisors to manage the Fund’s assets, performs diligence on and monitors any such Sub-Advisors, investment performance and adherence to compliance procedures, and oversees the investments made by the Sub-Advisors. The Advisor also continuously monitors the Sub-Advisors’ compliance with the Fund’s investment objectives, policies and restrictions. Subject to such policies as the Board of Trustees may determine, the Advisor is ultimately responsible for investment decisions for the Fund.

The Advisory Agreement will remain in effect for an initial two-year period. After the initial two-year period, the Advisory Agreement will continue in effect with respect to the Fund from year to year only if such continuance is specifically approved at least annually by the Board or by vote of a majority of the Fund’s outstanding voting securities and by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Advisory Agreement. The Advisory Agreement is terminable without penalty by the Trust on behalf of the Fund, upon giving the Advisor 60 days’ notice when authorized either by a majority vote of the Fund’s shareholders or by a vote of a majority of the Board, or by the Advisor on 60 days’ written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act). The Advisory Agreement provides that the Advisor shall not be liable for any error of judgment or for any loss suffered by the Trust in connection with the Advisory Agreement, except for a loss resulting from a breach of fiduciary duty, or for a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties, or from reckless disregard by the Advisor of its duties under the Advisory Agreement.

In consideration of the services to be provided by the Advisor pursuant to the Advisory Agreement, the Advisor is entitled to receive from the Fund an investment advisory fee computed daily and paid monthly based on an annual rate equal to a percentage of the Fund’s average daily net assets specified in the Prospectus.

Sub-Advisors

The Advisor has entered into separate sub-advisory agreements with Crescat Portfolio Management, LLC (“Crescat”) and RiverNorth Capital Management, LLC (“RiverNorth”) with respect to the Fund (each, a “Sub-Advisory Agreement”). Crescat is 100% employee owned. RiverNorth is a wholly-owned subsidiary of RiverNorth Financial Holdings LLC. RiverNorth Financial Holdings LLC is, in turn, owned primarily by RiverNorth Holding Co., an entity controlled, directly or indirectly, by Brian Schmucker and Patrick Galley.

The Advisor compensates each Sub-Advisor out of the investment advisory fees the Advisor receives from the Fund. Each Sub-Advisor makes investment decisions for the assets it has been allocated to manage, subject to the overall supervision of the Advisor.

Each Sub-Advisory Agreement will remain in effect for an initial two-year period. After the initial two-year period, each Sub-Advisory Agreement will continue in effect from year to year only as long as such continuance is specifically approved at least annually by (i) the Board of Trustees of the Trust or by the vote of a majority of the outstanding voting shares of the Fund, and (ii) by the vote of a majority of the Trustees of the Trust who are not parties to the Sub-Advisory Agreement or interested persons of the Advisor or the respective Sub-Advisor or the Trust. Each Sub-Advisory Agreement may be terminated at any time without the payment of any penalty by the Board of Trustees of the Trust or by the vote of a majority of the outstanding voting shares of the Fund, or by the respective Sub-Advisor or the Advisor, upon 60 days’ written notice to the other party. Additionally, each Sub-Advisory Agreement automatically terminates in the event of its assignment. Each Sub-Advisory Agreement provides that the respective Sub-Advisor shall not be liable for any error of judgment or for any loss suffered by the Trust in connection with the respective Sub-Advisory Agreement, except for a loss resulting from a breach of fiduciary duty, or for a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties, or from reckless disregard by the respective Sub-Advisor of its duties under the respective Sub-Advisory Agreement.

Fund Expenses

The Fund is responsible for its own operating expenses (all of which will be borne directly or indirectly by the Fund’s shareholders), including among others, legal fees and expenses of counsel to the Fund and the Fund’s independent trustees; insurance (including trustees’ and officers’ errors and omissions insurance); auditing and accounting expenses; taxes and governmental fees; listing fees; dues and expenses incurred in connection with membership in investment company organizations; fees and expenses of the Fund’s custodians, administrators, transfer agents, registrars and other service providers; expenses for portfolio pricing services by a pricing agent, if any; expenses in connection with the issuance and offering of shares; expenses relating to investor and public relations; expenses of registering or qualifying securities of the Fund for public sale; brokerage commissions and other costs of acquiring or disposing of any portfolio holding of the Fund; expenses of preparation and distribution of reports, notices and dividends to shareholders; expenses of the dividend reinvestment plan; compensation and expenses of trustees; any litigation expenses; and costs of shareholders’ and other meetings.

The Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that the total annual fund operating expenses (excluding, as applicable, any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 2.25% and 1.95% of the average daily net assets of Class A and Class I shares of the Fund, respectively. This agreement is effective until December 9, 2018, and it may be terminated before that date only by the Board of Trustees.

Any reduction in advisory fees or payment of the Fund’s expenses made by the Advisor in a fiscal year, may be reimbursed by the Fund for a period ending three full fiscal years after the date of reduction or payment if the Advisor so requests. This reimbursement may be requested from the Fund if the aggregate amount of operating expenses for such fiscal year, as accrued each month, does not exceed the lesser of (a) the limitation on Fund expenses in effect at the time of the relevant reduction in advisory fees or payment of the Fund’s expenses, or (b) the limitation on Fund expenses at the time of the request. However, the reimbursement amount may not exceed the total amount of fees waived and/or Fund expenses paid by the Advisor and will not include any amounts previously reimbursed to the Advisor by the Fund. Any such reimbursement is contingent upon the Board’s subsequent review of the reimbursed amounts. The Fund must pay current ordinary operating expenses before the Advisor is entitled to any reimbursement of fees and/or Fund expenses.

Portfolio Managers

Other Accounts Managed by the Portfolio Managers. As of September 30, 2016, information on other accounts managed by the Fund’s portfolio manager is as follows.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Managers	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Vivaldi
Michael Peck	0	$0	0	$0	0	$0
Scott Hergott	0	$0	0	$0	0	$0
Jeff O’Brien	1	$379M	1	$26M	2	$32M
Kyle Mowery	0	$0	1	$72M	1	$237M
Brian Murphy	0	$0	0	$0	0	$0
Crescat
Kevin Smith	0	$0	2	$41.2M	75	$30.6M
RiverNorth
Patrick Galley, CFA	7	$3,214M	4	$360M	1	$33M
Stephen O’Neill, CFA	6	$3,206M	3	$358M	1	$33M

Number of Accounts with Advisory Fee Based on Performance

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Managers	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Vivaldi
Michael Peck	0	$0	0	$0	0	$0
Scott Hergott	0	$0	0	$0	0	$0
Jeff O’Brien	0	$0	1	$26M	2	$32M
Kyle Mowery	0	$0	1	$72M	1	$165M
Brian Murphy	0	$0	0	$0	0	$0
Crescat
Kevin Smith	0	$0	0	$0	0	$0
RiverNorth
Patrick Galley, CFA	0	$0	4	$350M	0	$0
Stephen O’Neill, CFA	0	$0	3	$349M	0	$0

Material Conflicts of Interest. Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. Where conflicts of interest arise between the Fund and other accounts managed by the portfolio manager, the Advisor or applicable Sub-Advisor will proceed in a manner that ensures that the Fund will not be treated less favorably. There may be instances where similar portfolio transactions may be executed for the same security for numerous accounts managed by the portfolio managers. In such instances, securities will be allocated in accordance with the Advisor’s or applicable Sub-Advisor’s trade allocation policy. The goal of the Advisor and Sub-Advisors is to provide high quality investment services to all of its clients, while meeting its fiduciary obligation to treat all clients fairly. The Advisor and Sub-Advisors have each adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures that they believes address the conflicts associated with managing multiple accounts for multiple clients.

Compensation. Mr. Peck and Mr. Hergott receive base salaries and bonuses, neither of which are based on performance, and participate in Vivaldi’s 401(k) plan. In addition, they are both partners of Vivaldi and receive compensation based on the overall profitability of the firm. Mr. O’Brien, Mr. Mowery and Mr. Murphy receive fixed salaries and discretionary bonuses, based on individual and firm level performance. Mr. O’Brien, Mr. Mowery and Mr. Murphy also participate in Vivaldi’s 401(k) plan.

Mr. Smith is a co-owner of Crescat and receives a fixed salary plus a bonus and distributions based on the overall profitability of Crescat. He also receives 401(k) matching contributions per Crescat's 401(k) retirement plan.

Mr. Galley and Mr. O’Neill each receive a fixed salary plus a discretionary bonus based on individual and firm level performance and also receive 401(k) matching contributions per RiverNorth’s 401(k) retirement plan.

Ownership of the Fund by the Portfolio Manager. The following chart sets forth the dollar range of the Target Fund shares owned by each portfolio manager as of September 30, 2016.

Name of Portfolio Manager	Dollar Range of Securities in the Fund (None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001 - $500,000, $500,001 - $1,000,000, Over $1,000,000)
Vivaldi
Michael Peck	None
Scott Hergott	$10,001 - $50,000
Jeff O’Brien	None
Kyle Mowery	None
Brian Murphy	$1 - $10,000
Crescat
Kevin Smith	None
RiverNorth
Patrick Galley, CFA	None
Stephen O’Neill, CFA	None

Service Providers

Pursuant to a Co-Administration Agreement (the “Co-Administration Agreement”), UMB Fund Services, Inc. (“UMBFS”), 235 West Galena Street, Milwaukee, Wisconsin 53212, and Mutual Fund Administration, LLC (“MFAC”), 2220 E. Route 66, Suite 226, Glendora, California 91740 (collectively the “Co-Administrators”), act as co-administrators for the Fund. The Co-Administrators provide certain administrative services to the Fund, including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Fund’s independent contractors and agents; preparing for signature by an officer of the Trust of all documents required to be filed for compliance with applicable laws and regulations including those of the securities laws of various states; arranging for the computation of performance data, including net asset value and yield; arranging for the maintenance of books and records of the Fund; and providing, at their own expense, office facilities, equipment and personnel necessary to carry out their duties. In this capacity, the Co-Administrators do not have any responsibility or authority for the management of the Fund, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares. The Co-Administration Agreement provides that neither Co-Administrator shall be liable for any error of judgment or mistake of law or for any loss suffered by the Trust or its series, except for losses resulting from a Co-Administrator’s willful misfeasance, bad faith or negligence in the performance of its duties or from reckless disregard by it of its obligations and duties under the Agreement.

The Fund’s other expenses (including CCO services, Trustees fees, insurance fees, Blue Sky fees, legal fees, audit fees, printing, mailing and filing fees, and miscellaneous fees) are fixed at 0.25%. This does not include the advisory fee, Rule 12b-1 fee and shareholder service fees. Based on estimated initial assets in the Fund, other expense are anticipated to be 0.13%. Fees payable by the Fund to the Co-Administrators and UMB Bank for administration, accounting, custody and transfer agency will be the difference between 0.25% and the Fund’s other expenses which are currently estimated at 0.13%.

Because the Fund is a newly formed fund and has yet to commence operations, the Fund has not paid any fees to the Co-Administrators as of the date of this SAI.

UMBFS also acts as the Trust’s fund accountant, transfer agent and dividend disbursing agent pursuant to separate agreements.

UMB Bank, n.a. (the “Custodian”), an affiliate of UMBFS, is the custodian of the assets of the Fund pursuant to a custody agreement between the Custodian and the Trust, whereby the Custodian provides services for fees on a transactional basis plus out‑of‑pocket expenses. The Custodian’s address is 928 Grand Boulevard, Kansas City, Missouri 64106. The Custodian does not participate in decisions pertaining to the purchase and sale of securities by the Fund.

Tait, Weller & Baker LLP, 1818 Market Street, Suite 2400, Philadelphia, Pennsylvania 19103, is the independent registered public accounting firm for the Fund. Its services include auditing the Fund’s financial statements and the performance of related tax services.

Morgan, Lewis & Bockius, LLP (“Morgan Lewis”), 300 South Grand Avenue, 22nd Floor, Los Angeles, California 90071, serves as counsel to the Trust and provides counsel on legal matters relating to the Fund. Morgan Lewis also serves as independent legal counsel to the Independent Trustees.

Distributor and Distribution Agreement

IMST Distributors, LLC is the distributor (also known as the principal underwriter) of the shares of the Fund and is located at Three Canal Plaza, Suite 100, Portland, Maine 04101. The Distributor is a registered broker-dealer and is a member of FINRA. The Distributor is not affiliated with the Trust, the Advisor, the Sub-Advisors or any other service provider for the Fund.

Under a Distribution Agreement with the Trust dated January 1, 2013 (the “Distribution Agreement”), the Distributor acts as the agent of the Trust in connection with the continuous offering of shares of the Fund. The Distributor continually distributes shares of the Fund on a best efforts basis. The Distributor has no obligation to sell any specific quantity of Fund shares. The Distributor and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Trust.

The Distributor may enter into agreements with selected broker-dealers, banks or other financial intermediaries for distribution of shares of the Fund. With respect to certain financial intermediaries and related fund “supermarket” platform arrangements, the Fund and/or the Advisor, rather than the Distributor, typically enter into such agreements. These financial intermediaries may charge a fee for their services and may receive shareholder service or other fees from parties other than the Distributor. These financial intermediaries may otherwise act as processing agents and are responsible for promptly transmitting purchase, redemption and other requests to the Fund.

Investors who purchase shares through financial intermediaries will be subject to the procedures of those intermediaries through which they purchase shares, which may include charges, investment minimums, cutoff times and other restrictions in addition to, or different from, those listed herein. Information concerning any charges or services will be provided to customers by the financial intermediary through which they purchase shares. Investors purchasing shares of the Fund through financial intermediaries should acquaint themselves with their financial intermediary’s procedures and should read the Prospectus in conjunction with any materials and information provided by their financial intermediary. The financial intermediary, and not its customers, will be the shareholder of record, although customers may have the right to vote shares depending upon their arrangement with the financial intermediary. The Distributor does not receive compensation from the Fund for its distribution services except the distribution/service fees with respect to the shares of those classes for which a Rule 12b-1 distribution plan is effective. The Advisor pays the Distributor a fee for certain distribution-related services.

The Distribution Agreement has an initial term of up to two years and will continue in effect only if such continuance is specifically approved at least annually by the Board or by vote of a majority of the Fund’s outstanding voting securities in accordance with the 1940 Act. The Distribution Agreement is terminable without penalty by the Trust on behalf of the Fund on no less than 60 days’ written notice when authorized either by a vote of a majority of the outstanding voting securities of the Fund or by vote of a majority of the members of the Board who are not “interested persons” (as defined in the 1940 Act) of the Trust and have no direct or indirect financial interest in the operation of the Distribution Agreement, or by the Distributor, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act). The Distribution Agreement provides that the Distributor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of the Distributor’s obligations and duties under the Distribution Agreement, except a loss resulting from the Distributor’s willful misfeasance, bad faith or gross negligence in the performance of such duties and obligations, or by reason of its reckless disregard thereof. Pursuant to the Distribution Agreement, amounts received by the Distributor are not held for profit by the Distributor, but instead are used to pay for and/or reimburse the Advisor for distribution-related expenditures.

Rule 12b-1 Plan

The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”) that provides for Fund assets to be used for the payment for distribution services for Class A shares. The 12b-1 Plan provides alternative methods for paying sales charges and may help the Fund grow or maintain asset levels to provide operational efficiencies and economies of scale. The 12b-1 Plan also provides for the payment of service fees in connection with the provision of post-sales shareholder liaison services to holders of Class A shares, as defined in FINRA regulations, including personal services such as responding to customer inquiries, and services related to the maintenance of shareholder accounts. Because 12b-1 fees are paid out of Fund assets attributable to Class A shares on an ongoing basis, they will, over time, increase the cost of an investment and may cost more than other types of sales charges.

The 12b-1 Plan provides that the distribution fees paid by Class A shares of the Fund may be used to pay for any expenses primarily intended to result in the sale of shares of such Class, including, but not limited to: (a) costs of payments, including incentive compensation, made to agents for and consultants to the Distributor or the Trust, including pension administration firms that provide distribution services and broker-dealers that engage in the distribution of the shares of such Class of the Fund; (b) payments made to, and expenses of, persons who provide support services in connection with the distribution of shares of such Class of the Fund; (c) payments made pursuant to any dealer agreements between the Distributor and certain broker-dealers, financial institutions and other service providers with respect to such Class of the Fund; (d) costs relating to the formulation and implementation of marketing and promotional activities; (e) costs of printing and distributing prospectuses, statements of additional information and reports of the Fund to prospective shareholders of such Class of the Fund; (f) costs involved in preparing, printing and distributing sales literature pertaining to such Class of the Fund; (g) costs involved in obtaining such information, analyses and reports with respect to marketing and promotional activities that the Trust may deem advisable with respect to such Class of the Fund; and (h) reimbursement to the Advisor for expenses advanced on behalf of the Fund or Class with respect to such activities. The 12b-1 Plan is a compensation plan, which means that the Distributor is compensated regardless of its expenses, as opposed to a reimbursement plan which reimburses only for expenses incurred. The Distributor does not retain any 12b-1 fees for profit. All 12b-1 fees are held in a retention account by the Distributor to pay for and/or reimburse the Advisor for distribution-related expenditures.

The 12b-1 Plan may not be amended to materially increase the amount to be paid by the Fund’s Class A shares for distribution services without the vote of a majority of the outstanding voting securities of such shares. The 12b-1 Plan shall continue in effect indefinitely with respect to a Class, provided that such continuance is approved at least annually by a vote of a majority of the Trustees, including the Independent Trustees, cast in person at a meeting called for such purpose or by vote of at least a majority of the outstanding voting securities of such Class. The 12b-1 Plan may be terminated with respect to a Class at any time without penalty by vote of a majority of the Independent Trustees or by vote of the majority of the outstanding voting securities of such Class.

If the 12b-1 Plan is terminated for the Fund’s Class A shares in accordance with its terms, the obligation of the Fund to make payments pursuant to the 12b-1 Plan with respect to such Class will cease and the Fund will not be required to make any payments past the termination date. Thus, there will be no legal obligation for the Fund to make any payments other than or fees already payable under the 12b-1 Plan, if the 12b-1 Plan is terminated in accordance with its terms for any reason.

Shareholder Service Plan

The Board has adopted, on behalf of the Fund, a Shareholder Service Plan (the “Service Plan”) under which the Advisor will provide, or arrange for others (such as banks, trust companies, broker-dealers and other financial intermediaries (each, a “Service Organization”)) to provide, certain specified non-distribution shareholder servicing functions for Fund shares owned by its respective customers, including but not limited to (a) establishing and maintaining accounts and records relating to customers who invest in the Fund; (b) aggregating and processing orders involving Fund shares; (c) processing dividend and other distribution payments from the Fund on behalf of customers; (d) preparing tax reports or forms on behalf of customers; (e) forwarding communications from the Fund; (f) providing sub-accounting with respect to Fund shares; (g) providing customers with a service that invests the assets of their accounts in Fund shares pursuant to specific or pre-authorized instructions; and (h) providing such other similar services as the Advisor may reasonably request to the extent it or a Service Organization is permitted to do so under applicable statutes, rules or regulations. The Fund will pay the Advisor or Service Organizations, as applicable, at an annual rate of up to 0.15% and 0.10% of the Fund’s Class A Shares and Class I Shares, respectively, average daily net assets, payable monthly.

Marketing and Support Payments

The Advisor, out of its own resources and without additional cost to the Fund or its shareholders, may provide cash payments or other compensation to certain financial intermediaries who sell shares of the Fund. These payments are in addition to other fees described in the Fund’s Prospectus and this SAI, and are generally provided for shareholder services or marketing support. Payments for marketing support are typically for inclusion of the Fund on sales lists, including electronic sales platforms. Investors may wish to take these payments into account when considering and evaluating recommendations to purchase shares of the Fund.

Dealer Reallowances

The Fund’s shares are subject to a sales charge that includes a dealer reallowance, which varies depending on how much the shareholder invests. The Distributor pays the appropriate dealer reallowance to dealers who have entered into an agreement with the Distributor to sell shares of the Fund. More detailed information on the sales charge and its application is contained in the Prospectus.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Pursuant to the Advisory Agreement and Sub-Advisory Agreements, the Advisor and Sub-Advisors determines which securities are to be purchased and sold by the Fund and which broker-dealers are eligible to execute the Fund’s portfolio transactions. The purchases and sales of securities in the over-the-counter market will generally be executed by using a broker for the transaction.

Purchases of portfolio securities for the Fund also may be made directly from issuers or from underwriters. Where possible, purchase and sale transactions will be effected through dealers (including banks) that specialize in the types of securities which the Fund will be holding unless better executions are available elsewhere. Dealers and underwriters usually act as principals for their own accounts. Purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price. If the execution and price offered by more than one dealer or underwriter are comparable, the order may be allocated to a dealer or underwriter that has provided research or other services as discussed below.

In placing portfolio transactions, the Advisor and Sub-Advisors will use reasonable efforts to choose broker-dealers capable of providing the services necessary to obtain the most favorable price and execution available. The full range and quality of services available will be considered in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the broker-dealer involved, the risk in positioning the block of securities, and other factors. In those instances where it is reasonably determined that more than one broker-dealer can offer the services needed to obtain the most favorable price and execution available, consideration may be given to those broker-dealers which furnish or supply research and statistical information to the Advisor and Sub-Advisors that they may lawfully and appropriately use in their investment advisory capacities, as well as provide other services in addition to execution services. Each of the Advisor and the Sub-Advisors considers such information, which is in addition to and not in lieu of the services required to be performed by it under its Advisory Agreement Sub-Advisory Agreements with the Fund, to be useful in varying degrees, but of indeterminable value.

While it is the Fund’s general policy to seek to obtain the most favorable price and execution available in selecting a broker-dealer to execute portfolio transactions for the Fund, weight is also given to the ability of a broker-dealer to furnish brokerage and research services as defined in Section 28(e) of the Securities Exchange Act of 1934, as amended, to the Fund or to the Advisor, even if the specific services are not directly useful to the Fund and may be useful to the Advisor in advising other clients. In negotiating commissions with a broker or evaluating the spread to be paid to a dealer, the Fund may therefore pay a higher commission or spread than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission or spread has been determined in good faith by the Advisor and Sub-Advisors to be reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer. The standard of reasonableness is to be measured in light of the Advisor’s or Sub-Advisors’ overall responsibilities to the Fund.

Investment decisions for the Fund are made independently from those of other client accounts that may be managed or advised by the Advisor or Sub-Advisors. Nevertheless, it is possible that at times, identical securities will be acceptable for both the Fund and one or more of such client accounts. In such event, the position of the Fund and such client accounts in the same issuer may vary and the holding period may likewise vary. However, to the extent any of these client accounts seek to acquire the same security as the Fund at the same time, the Fund may not be able to acquire as large a position in such security as it desires, or it may have to pay a higher price or obtain a lower yield for such security. Similarly, the Fund may not be able to obtain as high a price for, or as large an execution of, an order to sell any particular security at the same time as the Advisor’s or Sub-Advisors’ other client accounts.

The Fund does not effect securities transactions through brokers in accordance with any formula, nor does it effect securities transactions through brokers for selling shares of the Fund. However, broker-dealers who execute brokerage transactions may effect purchase of shares of the Fund for their customers. The brokers may also supply the Fund with research, statistical and other services.

PORTFOLIO TURNOVER

Although the Fund generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Advisor or a Sub-Advisor, investment considerations warrant such action. Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in the Fund’s portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions. To the extent net short-term capital gains are realized, any distributions resulting from such gains will generally be taxed at ordinary income tax rates for federal income tax purposes.

During the most recent fiscal year, the portfolio turnover rate for the Fund’s predecessor fund was 393%.

PROXY VOTING POLICY

The Board has adopted Proxy Voting Policies and Procedures (“Trust Policies”) on behalf of the Trust, which delegates the responsibility for voting the Fund’s proxies to the Advisor and Sub-Advisors, as applicable, subject to the Board’s continuing oversight. The Trust Policies require that the Advisor and Sub-Advisors vote proxies received in a manner consistent with the best interests of the Fund. The Trust Policies also require the Advisor and Sub-Advisors to present to the Board, at least annually, the Advisor’s and Sub-Advisors’ Proxy Voting Policies and Procedures (“Advisor Policies”) and a record of each proxy voted by the Advisor or Sub-Advisors’ on behalf of the Fund, including a report on the resolution of all proxies identified by the Advisor and Sub-Advisors as involving a conflict of interest. See Appendix B for the Trust Policies and Advisor Policies. The Trust Policies and the Advisor Policies are intended to serve as guidelines and to further the economic value of each security held by the Fund. The Trust’s CCO will review the Trust Policies and Advisor Policies annually. Each proxy will be considered individually, taking into account the relevant circumstances at the time of each vote.

If a proxy proposal raises a material conflict between the Advisor’s or Sub-Advisors’ interests and the Fund’s interests, the Advisor or Sub-Advisors will resolve the conflict by following the Advisor’s or Sub-Advisors’ policy guidelines or the recommendation of an independent third party.

The Fund is required to annually file Form N-PX, which lists the Fund’s complete proxy voting record for the 12-month period ending June 30th of each year. Once filed, the Fund’s proxy voting record will be available without charge, upon request, by calling toll-free 1-877-779-1999 and on the SEC’s web site at www.sec.gov.

ANTI-MONEY LAUNDERING PROGRAM

The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). In order to ensure compliance with this law, the Program provides for the development and implementation of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that the Distributor and Transfer Agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, checking shareholder names against designated government lists, including Office of Foreign Assets Control (“OFAC”), and a complete and thorough review of all new opening account applications. The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

PORTFOLIO HOLDINGS INFORMATION

The Trust has adopted policies and procedures regarding disclosure of portfolio holdings information (the “Disclosure Policy”). The Board of Trustees determined that the adoption of the Disclosure Policy, including the disclosure permitted therein, was in the best interests of the Trust. The Disclosure Policy applies to the Fund, Advisor, Sub-Advisors and other internal parties involved in the administration, operation or custody of the Fund, including, but not limited to UMBFS, MFAC, the Board of Trustees, counsel to the Trust and Independent Trustees, Morgan Lewis, and the Fund’s independent registered public accounting firm, Tait, Weller & Baker LLP (collectively, the “Service Providers”). Pursuant to the Disclosure Policy, non-public information concerning the Fund’s portfolio holdings may be disclosed to its Service Providers only if such disclosure is consistent with the antifraud provisions of the federal securities laws and the fiduciary duties owed by the Fund and the Advisor to the Fund’s shareholders. The Fund and its Service Providers may not receive compensation or any other consideration (which includes any agreement to maintain assets in the Fund or in other investment companies or accounts managed by the Advisor, Sub-Advisors or any affiliated person of the Advisor or Sub-Advisors) in connection with the disclosure of portfolio holdings information of the Fund. The Fund’s Disclosure Policy is implemented and overseen by the CCO of the Trust, subject to the oversight of the Board of Trustees. Periodic reports regarding these procedures will be provided to the Trust’s Board.

Portfolio holdings information will be deemed public when it has been (1) posted to the Fund’s public website (www.vivaldifunds.com) or (2) disclosed in periodic regulatory filings on the SEC’s website (www.sec.gov). Management of the Fund may make publicly available its portfolio holdings on the Fund’s public website no earlier than five days after the date of such information (e.g., information as of January 31 may be made available no earlier than February 5).

Non-Public Portfolio Holdings Information Policy. All portfolio holdings information that has not been disseminated in a manner making it available to investors generally as described above is considered non-public portfolio holdings information for the purposes of the Disclosure Policy. Pursuant to the Disclosure Policy, the Fund or its Service Providers may disclose non-public portfolio holdings information to certain third parties who fall within pre-authorized categories on a daily basis, with no lag time unless otherwise specified below. These third parties include: (i) the Fund’s Service Providers and others who need access to such information in the performance of their contractual or other duties and responsibilities to the Fund (e.g., custodians, accountants, the Advisor, the Sub-Advisors, administrators, attorneys, officers and Trustees) and who are subject to duties of confidentiality imposed by law or contract, (ii) brokers who execute trades for the Fund, (iii) evaluation service providers (as described below) and (iv) shareholders receiving in-kind redemptions (as described below).

Evaluation Service Providers. These third parties include mutual fund evaluation services, such as Morningstar, Inc. and Lipper, Inc., if the Fund has a legitimate business purpose for disclosing the information, provided that the third party expressly agrees to maintain the non-public portfolio holdings information in confidence and not to trade portfolio securities based on the non-public portfolio holdings information. Subject to the terms and conditions of any agreement between the Fund or its authorized service providers and the third party, if these conditions for disclosure are satisfied, there shall be no restriction on the frequency with which the Fund’s non-public portfolio holdings information is released, and no lag period shall apply. In addition, persons who owe a duty of trust or confidence to the Fund or its Service Providers (such as legal counsel) may receive non-public portfolio holdings information without entering into a non-disclosure agreement.

Shareholder In-Kind Distributions. The Fund may, in certain circumstances, pay redemption proceeds to a shareholder by an in-kind distribution of portfolio securities (instead of cash). In such circumstances, pursuant to the Disclosure Policy, Fund shareholders may receive a complete listing of the portfolio holdings of the Fund up to seven (7) calendar days prior to making the redemption request provided that they represent orally or in writing that they agree to maintain the confidentiality of the portfolio holdings information and not to trade portfolio securities based on the non-public holdings information.

Other Entities. Pursuant to the Disclosure Policy, the Fund or the Advisor may disclose non-public portfolio holdings information to a third party who does not fall within the pre-approved categories, and who are not executing broker-dealers; however, prior to the receipt of any non-public portfolio holdings information by such third party, the recipient must have entered into a non-disclosure agreement and the disclosure arrangement must have been approved by the CCO of the Trust. The CCO will report to the Board of Trustees on a quarterly basis regarding any recipients of non-public portfolio holdings information approved pursuant to this paragraph. There are no other ongoing arrangements as of the date of this SAI.

The Fund’s investment advisor and its affiliates may provide investment advice to clients other than the Fund that have investment objectives that may be substantially similar to those of the Fund. These clients also may have portfolios consisting of holdings substantially similar to those of the Fund and generally have access to current portfolio holdings information for their accounts. These clients do not owe the Fund’s investment advisor or the Fund a duty of confidentiality with respect to disclosure of their portfolio holdings.

Current Arrangements Regarding Disclosure of Portfolio Holdings. As of the date of this SAI, the Trust or the Fund has ongoing business arrangements with the following entities which involve making portfolio holdings information available to such entities as an incidental part of the services they provide to the Trust: (i) the Advisor, the Sub-Advisors, the Trust's Co-Administrators and UMB Bank, n.a. (the “Custodian”) pursuant to investment management, administration and custody agreements, respectively, under which the Trust’s portfolio holdings information is provided daily on a real-time basis (i.e. with no time lag); (ii) Tait, Weller & Baker LLP (independent registered public accounting firm), Morgan, Lewis & Bockius, LLP (attorneys) and other professionals engaged by the Trust to whom the Trust provides portfolio holdings information on a regular basis with varying lag times after the date of the information, and (iii) Morningstar, Inc., Lipper Inc., Thomson Financial, Vickers Stock Research Corporation, and Bloomberg L.P., to which the Fund’s portfolio holdings information is provided quarterly after the end of the previous fiscal quarter, with a 60-day time lag and no earlier than the date such information is filed on the SEC’s EDGAR system on Form N-Q (for the first and third fiscal quarters) or the Annual or Semi-Annual Report is mailed to shareholders (for the second and fourth fiscal quarters), as applicable.

DETERMINATION OF NET ASSET VALUE

The NAVs of the Fund’s shares will fluctuate and are determined as of the close of regular trading on the New York Stock Exchange (the “NYSE”) (generally 4:00 p.m. Eastern Time) each business day. The NAVs may be calculated earlier if trading on the NYSE is restricted or if permitted by the SEC. The NYSE annually announces the days on which it will not be open for trading. The most recent announcement indicates that the NYSE will not be open for the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the NYSE may close on days not included in that announcement.

The NAV of each class is computed by dividing (a) the difference between the value of the Fund’s securities, cash and other assets and the amount of the Fund’s expenses and liabilities attributable to the class by (b) the number of shares outstanding in that class (assets – liabilities / # of shares = NAV). Each NAV takes into account all of the expenses and fees of that class of the Fund, including management fees and administration fees, which are accrued daily.

Net Assets	=	NAV
Shares Outstanding

Generally, the Fund’s investments are valued at market value or, in the absence of a market value, at fair value as determined in good faith by the Advisor and the Trust’s Valuation Committee pursuant to procedures approved by or under the direction of the Board. Pursuant to those procedures, the Board considers, among other things: 1) the last sale price on the securities exchange, if any, on which a security is primarily traded; 2) the mean between the bid and ask prices; 3) price quotations from an approved pricing service which use information provided by market makers or estimates of market value based on similar securities), and 4) other factors as necessary to determine a fair value under certain circumstances.

The Fund’s securities which are traded on securities exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any reported sales, at the mean between the last available bid and ask prices.

Securities that are traded on more than one exchange are valued on the exchange determined by the Advisor to be the primary market. Securities primarily traded in the National Association of Securities Dealers Automated Quotation (“NASDAQ”), National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has not been any sale on such day, at the mean between the bid and ask prices. Over-the-counter (“OTC”) securities which are not traded in the NASDAQ National Market System are valued at the most recent trade price.

Stocks that are “thinly traded” or events occurring when a foreign market is closed but the NYSE is open (for example, the value of a security held by the Fund has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded) may create a situation where a market quote would not be readily available. When a market quote is not readily available, the security’s value is based on “fair value” as determined by procedures adopted by the Board. The Board will periodically review the reliability of the Fund’s fair value methodology. The Fund may hold portfolio securities, such as those traded on foreign securities exchanges that trade on weekends or other days when the Fund’s shares are not priced. Therefore, the value of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem shares.

Short-term debt obligations with remaining maturities in excess of 60 days are valued at current market prices, as discussed above. Short-term securities with 60 days or less remaining to maturity are, unless conditions indicate otherwise, amortized to maturity based on their cost to the Fund if acquired within 60 days of maturity or, if already held by the Fund on the 60th day, based on the value determined on the 61st day.

All other assets of the Fund are valued in such manner as the Board in good faith deems appropriate to reflect as their fair value.

PURCHASE AND REDEMPTION OF FUND SHARES

Detailed information on the purchase and redemption of shares is included in the Fund’s Prospectus. Shares of the Fund are sold at the next offering price calculated after receipt of an order for purchase. In order to purchase shares of the Fund, you must invest the initial minimum investment for the relevant class of shares. However, the Fund reserves the right, in its sole discretion, to waive the minimum initial investment amount for certain investors, or to waive or reduce the minimum initial investment for 401(k) plans or other tax-deferred retirement plans. You may purchase shares on any day that the NYSE is open for business by placing orders with the Fund.

The Fund reserves the right to refuse any purchase requests, particularly those that would not be in the best interests of the Fund or its shareholders and could adversely affect the Fund or its operations. This includes those from any individual or group who, in the Fund’s view, is likely to engage in or has a history of excessive trading (usually defined as more than four round-trip transactions out of the Fund within a calendar year). Furthermore, the Fund may suspend the right to redeem its shares or postpone the date of payment upon redemption for more than seven calendar days (i) for any period during which the NYSE is closed (other than customary weekend or holiday closings) or trading on the NYSE is restricted; (ii) for any period during which an emergency exists affecting the sale of the Fund’s securities or making such sale or the fair determination of the value of the Fund’s net assets not reasonably practicable; or (iii) for such other periods as the SEC may permit for the protection of the Fund’s shareholders. In addition, if shares are purchased using a check and a redemption is requested before the check has cleared, the Fund may postpone payment of the redemption proceeds up to 15 days while the Fund waits for the check to clear.

Redemptions In Kind. The Trust has filed an election under SEC Rule 18f-1 committing to pay in cash all redemptions by a shareholder of record up to amounts specified by the rule (the lesser of (i) $250,000 or (ii) 1% of the Fund’s assets). The Fund has reserved the right to pay the redemption price of its shares in excess of the amounts specified by the rule, either totally or partially, by an in-kind distribution of portfolio securities (instead of cash). The securities so distributed would be valued at the same amounts as those assigned to them in calculating the NAV for the Fund shares being redeemed. If a shareholder receives an in-kind distribution, the shareholder could incur brokerage or other charges in converting the securities to cash.

The Fund does not intend to hold any significant percentage of its portfolio in illiquid securities, although the Fund, like virtually all mutual funds, may from time to time hold a small percentage of securities that are illiquid. In the unlikely event the Fund were to elect to make an in-kind redemption, the Fund expects that it would follow the normal protocol of making such distribution by way of a pro rata distribution based on its entire portfolio. If the Fund held illiquid securities, such distribution may contain a pro rata portion of such illiquid securities or the Fund may determine, based on a materiality assessment, not to include illiquid securities in the in-kind redemption. The Fund does not anticipate that it would ever selectively distribute a greater than pro rata portion of any illiquid securities to satisfy a redemption request. If such securities are included in the distribution, shareholders may not be able to liquidate such securities and may be required to hold such securities indefinitely. Shareholders’ ability to liquidate such securities distributed in-kind may be restricted by resale limitations or substantial restrictions on transfer imposed by the issuers of the securities or by law. Shareholders may only be able to liquidate such securities distributed in-kind at a substantial discount from their value, and there may be higher brokerage costs associated with any subsequent disposition of these securities by the recipient.

FEDERAL INCOME TAX MATTERS

The following is a summary of certain material U.S. federal (and, where noted, state and local) income tax considerations affecting the Fund and its shareholders. The discussion is very general. Current and prospective shareholders are therefore urged to consult their own tax advisors with respect to the specific federal, state, local and foreign tax consequences of investing in the Fund. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

The Fund is treated as a separate entity from other series of the Trust for federal income tax purposes. The Fund has elected (or intends to elect) to be, and intends to qualify each year for treatment as a regulated investment company under Subchapter M of the Code by complying with all applicable requirements of the Code, including, among other things, requirements as to the sources of the Fund’s income, diversification of the Fund’s assets and timing of Fund distributions. To so qualify, the Fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income); (b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s assets is represented by cash, securities of other regulated investment companies, U.S. Government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. Government securities or securities of other regulated investment companies) of any one issuer, in the securities (other than the securities of other regulated investment companies) of any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or in the securities of one or more “qualified publicly traded partnerships ;” and (c) distribute an amount equal to the sum of at least 90% of its investment company taxable income (computed without regard to the dividends-paid deduction) and 90% of its net tax-exempt income, if any, for the tax year (including, for purposes of satisfying this distribution requirement, certain distributions made by the Fund after the close of its taxable year that are treated as made during such taxable year).

As a regulated investment company, the Fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders provided that it satisfies a minimum distribution requirement. In order to also avoid liability for a non-deductible federal excise tax, the Fund must distribute (or be deemed to have distributed) by December 31 of each calendar year at least the sum of (i) 98% of its ordinary income for such year, (ii) 98.2% of the excess of its realized capital gains over its realized capital losses for the 12-month period generally ending on October 31 during such year and (iii) any amounts from the prior calendar year that were not distributed and on which the Fund paid no federal income tax. The Fund will be subject to income tax at regular corporate tax rates on any taxable income or gains that it does not distribute to its shareholders. The Fund's policy is to distribute to its shareholders all investment company taxable income (determined without regard to the deduction for dividends paid) and any net capital gain (the excess of net long-term capital gain over net short-term capital loss) for each fiscal year in a manner that complies with the distribution requirements of the Code, so that the Fund will not be subject to any federal income or excise taxes.

If, for any taxable year, the Fund were to fail to qualify as a regulated investment company or were to fail to meet certain minimum distribution requirements under the Code, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, the Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, including any distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), would be taxable to shareholders as ordinary dividend income for federal income tax purposes. However, such dividends would be eligible, subject to any generally applicable limitations, (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. Moreover, if the Fund were to fail to qualify as a regulated investment company in any year, it would be required to pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. Under certain circumstances, the Fund may be able to cure a failure to qualify as a regulated investment company, but in order to do so the Fund might incur significant Fund-level taxes and might be forced to dispose of certain assets. If the Fund failed to qualify as a regulated investment company for a period greater than two taxable years, the Fund would generally be required to recognize any net built-in gains with respect to certain of its assets upon a disposition of such assets within ten years of qualifying as a regulated investment company in a subsequent year.

Shareholders generally will be subject to federal income taxes on distributions made by the Fund whether paid in cash or additional shares. Distributions of net investment income (including interest, dividend income and net short-term capital gain in excess of any net long-term capital loss, less certain expenses), other than qualified dividend income, will be taxable to shareholders as ordinary income. Distributions of qualified dividend income generally will be taxed to non-corporate shareholders at the federal income tax rates applicable to net capital gain, provided the Fund reports the amount distributed as qualified dividend income.

In general, dividends may be reported by the Fund as qualified dividend income if they are attributable to qualified dividend income received by the Fund. Qualified dividend income generally means dividend income received from the Fund’s investments in common and preferred stock of U.S. companies and stock of certain qualified foreign corporations, provided that certain holding period and other requirements are met by both the Fund and its shareholders. If 95% or more of the Fund’s gross income (calculated without taking into account net capital gain derived from sales or other dispositions of stock or securities) consists of qualified dividend income, the Fund may report all distributions of such income as qualified dividend income.

A foreign corporation is treated as a qualified foreign corporation for this purpose if it is incorporated in a possession of the United States or it is eligible for the benefits of certain income tax treaties with the United States and meets certain additional requirements. Certain foreign corporations that are not otherwise qualified foreign corporations will be treated as qualified foreign corporations with respect to dividends paid by them if the stock with respect to which the dividends are paid is readily tradable on an established securities market in the United States. Passive foreign investment companies are not qualified foreign corporations for this purpose. Dividends received by the Fund from REITs generally do not qualify for treatment as qualified dividend income.

Dividends paid by the Fund may qualify in part for the dividends-received deduction available to corporate shareholders, provided the Fund reports the amount distributed as a qualifying dividend and certain holding period and other requirements under the Code are satisfied. The reported amount, however, cannot exceed the aggregate amount of qualifying dividends received by the Fund for its taxable year. Eligibility for qualified dividend income treatment and the dividends-received deduction may be reduced or eliminated if, among other things, (i) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property or (ii) certain holding period requirements are not satisfied at both the Fund and shareholder levels. In addition, qualified dividend income treatment is not available if a shareholder elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest.

Distributions of net capital gain, if any, that the Fund reports as capital gain dividends will be taxable to non-corporate shareholders as long-term capital gain without regard to how long a shareholder has held shares of the Fund. The Fund may retain certain amounts of capital gains and designate them as undistributed net capital gain in a notice to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of the undistributed amounts so designated, (ii) will be entitled to credit their proportionate shares of the income tax paid by the fund on those undistributed amounts against their federal income tax liabilities and to claim refunds to the extent such credits exceed their liabilities and (iii) will be entitled to increase their federal income tax basis in their shares by an amount equal to the excess of the amounts of undistributed net capital gain included in their respective income over their respective income tax credits.

Distributions in excess of earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of the shareholder’s basis in his or her Fund shares. A distribution treated as a return of capital will reduce the shareholder’s basis in his or her shares, which will result in an increase in the amount of gain (or a decrease in the amount of loss) that will be recognized by the shareholder for tax purposes on a later sale of such shares. After the shareholder’s basis is reduced to zero, any distributions in excess of earnings and profits will be treated as a capital gain, assuming the shareholder holds his or her shares as capital assets.

A 3.8% Medicare contribution tax generally applies to all or a portion of the net investment income of a shareholder who is an individual and not a nonresident alien for federal income tax purposes and who has adjusted gross income (subject to certain adjustments) that exceeds a threshold amount ($250,000 if married filing jointly or if considered a “surviving spouse” for federal income tax purposes, $125,000 if married filing separately, and $200,000 in other cases). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts. For these purposes, interest, dividends and certain capital gains (among other categories of income) are generally taken into account in computing a shareholder’s net investment income.

Distributions are generally taxable when received. However, distributions declared in October, November or December to shareholders of record on a date in such a month and paid the following January are taxable for federal income tax purposes as if received on December 31 of the calendar year in which declared. Distributions are includable in alternative minimum taxable income in computing a shareholder's liability for the federal alternative minimum tax. In addition, certain distributions made after the close of a taxable year of the Fund may be “spilled back” and treated for certain purposes as paid by the Fund during such taxable year. In such case, shareholders generally will be treated as having received such dividends in the taxable year in which the distributions were actually made. For purposes of calculating the amount of a regulated investment company’s undistributed income and gain subject to the 4% excise tax described above, such “spilled back” dividends are treated as paid by the regulated investment company when they are actually paid.

A redemption of Fund shares may result in recognition of a taxable gain or loss. The gain or loss will generally be treated as a long-term capital gain or loss if the shares are held for more than one year, and as a short-term capital gain or loss if the shares are held for one year or less. Any loss realized upon a redemption or exchange of shares held for six months or less will be treated as a long‑term capital loss to the extent of any amounts treated as distributions of long‑term capital gains during such six‑month period. Any loss realized upon a redemption may be disallowed under certain wash sale rules to the extent shares of the Fund or substantially identical stock or securities are purchased (through reinvestment of distributions or otherwise) within 30 days before or after the redemption.

If a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not exempted. The fact that a loss is so reportable does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper.

The Fund's transactions in options and other similar transactions, such as futures, may be subject to special provisions of the Code that, among other things, affect the character of any income realized by the Fund from such investments, accelerate recognition of income to the Fund, defer Fund losses, affect the holding period of the Fund's securities, affect whether distributions will be eligible for the dividends received deduction or be treated as qualified dividend income and affect the determination of whether capital gain and loss is characterized as long-term or short-term capital gain or loss. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions may also require the Fund to "mark-to-market" certain types of the positions in its portfolio (i.e., treat them as if they were closed out), which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements for avoiding U.S. federal income and excise taxes. The Fund will monitor these transactions and will make the appropriate entries in its books and records, and if the Fund deems it advisable, will make appropriate elections if available in order to mitigate the effect of these rules, prevent disqualification of the Fund as a regulated investment company and minimize the imposition of U.S. federal income and excise taxes.

The Fund's transactions in broad based equity index futures contracts, exchange-traded options on such indices and certain other futures contracts are generally considered "Section 1256 contracts" for federal income tax purposes. Any unrealized gains or losses on such Section 1256 contracts are treated as though they were realized at the end of each taxable year. The resulting gain or loss is treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss recognized on actual sales of Section 1256 contracts is treated in the same manner. As noted above, distributions of net short-term capital gain are taxable to shareholders as ordinary income while distributions of net long-term capital gain are taxable to shareholders as long-term capital gain, regardless of how long the shareholder has held shares of the Fund.

The Fund's entry into a short sale transaction, an option or certain other contracts, such as futures, could be treated as the constructive sale of an appreciated financial position, causing the Fund to realize gain, but not loss, on the position.

If the Fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the Fund must distribute, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), including such accrued income to shareholders to avoid federal income and excise taxes. Therefore, the Fund may have to sell portfolio securities (potentially under disadvantageous circumstances) to generate cash, or may have to undertake leverage by borrowing cash, to satisfy these distribution requirements. Dispositions of portfolio securities may result in additional gains and additional distribution requirements.

If the Fund invests in a market discount bond, it will be required to treat any gain recognized on the disposition of such market discount bond as ordinary income (instead of capital gain) to the extent of the accrued market discount, unless the Fund elects to include the market discount in income as it accrues as discussed above. A market discount bond is a security acquired in the secondary market at a price below its redemption value (or its adjusted issue price if it is also an original issue discount bond).

The Fund may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains with respect to its investments in those countries, which would, if imposed, reduce the yield on or return from those investments. Tax treaties between certain countries and the United States may reduce or eliminate such taxes in some cases. So long as the Fund qualifies for treatment as a regulated investment company and incurs “qualified foreign taxes,” if more than 50% of its net assets at the close of its taxable year consist of stock or securities of foreign corporations, the Fund may elect to "pass through" to its shareholders the amount of such foreign taxes paid. If this election is made, information with respect to the amount of the foreign income taxes that are allocated to the Fund's shareholders will be provided to them and any shareholder subject to tax on dividends will be required (i) to include in ordinary gross income (in addition to the amount of the taxable dividends actually received) his/her proportionate share of the foreign taxes paid that are attributable to such dividends; and (ii) either to deduct his/her proportionate share of such foreign taxes in computing his/her taxable income or to claim that amount as a foreign tax credit (subject to applicable limitations) against U.S. income taxes.

Shareholders who do not itemize deductions for U.S. federal income tax purposes will not be able to deduct their pro rata portion of qualified foreign taxes paid by the Fund, although such shareholders will be required to include their shares of such taxes in gross income if the Fund makes the election described above. Qualified foreign taxes generally include taxes that would be treated as income taxes under U.S. tax regulations but do not include most other taxes, such as stamp taxes, securities transaction taxes, and similar taxes. No deduction for such taxes will be permitted to individuals in computing their alternative minimum tax liability.

If the Fund makes the election to pass through qualified foreign taxes and a shareholder chooses to take a credit for the foreign taxes deemed paid by such shareholder, the amount of the credit that may be claimed in any year may not exceed the same proportion of the U.S. tax against which such credit is taken that the shareholder’s taxable income from foreign sources (but not in excess of the shareholder’s entire taxable income) bears to his entire taxable income. For this purpose, long-term and short-term capital gains the Fund realizes and distributes to shareholders will generally not be treated as income from foreign sources in their hands, nor will distributions of certain foreign currency gains subject to Section 988 of the Code or of any other income realized by the Fund that is deemed, under the Code, to be U.S.-source income in the hands of the Fund. This foreign tax credit limitation may also be applied separately to certain specific categories of foreign-source income and the related foreign taxes. As a result of these rules, which may have different effects depending upon each shareholder’s particular tax situation, certain shareholders may not be able to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the Fund. Shareholders who are not liable for U.S. federal income taxes, including tax-exempt shareholders, will ordinarily not benefit from this election. If the Fund does make the election, it will provide required tax information to shareholders. The Fund generally may deduct any foreign taxes that are not passed through to its shareholders in computing its income available for distribution to shareholders to satisfy applicable tax distribution requirements.

Foreign exchange gains or losses realized by the Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains or losses to be treated as ordinary gain or loss and may affect the amount, timing and character of distributions to shareholders.

The Fund may purchase the securities of certain foreign companies called passive foreign investment companies ("PFICs"). PFICs may be the only or primary means by which the Fund may invest in some countries. If the Fund invests in PFICs, it may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend to shareholders. Additional charges in the nature of interest may be imposed on either the Fund or shareholders with respect to deferred taxes arising from such distributions or gains. Capital gains on the sale of such holdings will be deemed to be ordinary income regardless of how long such PFICs are held. A “qualified electing fund” election or a “mark to market” election may generally be available that would ameliorate these adverse tax consequences, but such elections could require the Fund to recognize taxable income or gain (subject to the distribution requirements applicable to regulated investment companies, as described above) without the concurrent receipt of cash. In order to satisfy the distribution requirements and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the fund. In order for the Fund to make a qualified electing fund election with respect to a PFIC, the PFIC would have to agree to provide certain tax information to the Fund on an annual basis, which it might not agree to do. The Fund may limit and/or manage its holdings in PFICs to limit its tax liability or maximize its return from these investments.

The Fund is required to withhold (as “backup withholding”) a portion of reportable payments, including dividends, capital gain distributions and the proceeds of redemptions and exchanges or repurchases of Fund shares, paid to shareholders who have not complied with certain IRS regulations. The backup withholding rate is 28%. In order to avoid this withholding requirement, shareholders, other than certain exempt entities, must certify on IRS Forms W-9 or on certain other documents, that the Social Security Numbers or other Taxpayer Identification Numbers they provide are their correct numbers and that they are not currently subject to backup withholding, or that they are exempt from backup withholding. The Fund may nevertheless be required to backup withhold if it receives notice from the IRS or a broker that a number provided is incorrect or that backup withholding is applicable as a result of previous underreporting of interest or dividend income.

Ordinary dividends and certain other payments made by the Fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate (or a lower rate as may be determined in accordance with any applicable treaty). In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN or similar form certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides an IRS Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or a lower treaty rate).

The 30% withholding tax described in the preceding paragraph generally will not apply to distributions of net capital gain or to redemption proceeds. For Fund taxable years beginning before January 1, 2015, this 30% withholding tax will also not apply to dividends that the Fund reports as (a) interest-related dividends, to the extent such dividends are derived from the Fund’s “qualified net interest income,” or (b) short-term capital gain dividends, to the extent such dividends are derived from the Fund’s “qualified short-term gain.” “Qualified net interest income” is the Fund’s net income derived from U.S.-source interest and original issue discount, subject to certain exceptions and limitations. “Qualified short-term gain” generally means the excess of the net short-term capital gain of the Fund for the taxable year over its net long-term capital loss, if any. In order to qualify for an exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or other applicable form). Backup withholding will not be applied to payments that are subject to this 30% withholding tax.

Unless certain non-U.S. entities that hold Fund shares comply with IRS requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to the Fund’s distributions payable to such entities after June 30, 2014 (or, in certain cases, after later dates) and redemptions and certain capital gain dividends payable to such entities after December 31, 2016. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of such agreement.

This discussion and the related discussion in the Prospectus have been prepared by management of the Fund, and counsel to the Trust has expressed no opinion in respect thereof.

Shareholders and prospective shareholders of the Fund should consult their own tax advisors concerning the effect of owning shares of the Fund in light of their particular tax situations.

DIVIDENDS AND DISTRIBUTIONS

The Fund will receive income in the form of dividends and interest earned on its investments in securities. This income, less the expenses incurred in its operations, is the Fund’s net investment income, substantially all of which will be declared as dividends to the Fund’s shareholders.

The amount of income dividend payments by the Fund is dependent upon the amount of net investment income received by the Fund from its portfolio holdings, is not guaranteed and is subject to the discretion of the Board. The Fund does not pay “interest” or guarantee any fixed rate of return on an investment in its shares.

The Fund also may derive capital gains or losses in connection with sales or other dispositions of its portfolio securities. Any net gain the Fund may realize from transactions involving investments held for less than the period required for long-term capital gain or loss recognition or otherwise producing short‑term capital gains and losses (taking into account any available carryover of capital losses), although a distribution from capital gains, will be distributed to shareholders with and as a part of the income dividends paid by the Fund and will be taxable to shareholders as ordinary income for federal income tax purposes. If during any year the Fund realizes a net gain on transactions involving investments held for more than the period required for long‑term capital gain or loss recognition or otherwise producing long‑term capital gains and losses, the Fund will have a net long‑term capital gain. After deduction of the amount of any net short‑term capital loss, the balance (to the extent not offset by any capital losses available to be carried over) generally will be distributed and treated as long‑term capital gains in the hands of the shareholders regardless of the length of time the Fund’s shares may have been held by the shareholders. For more information concerning applicable capital gains tax rates, see your tax advisor.

Any dividend or distribution paid by the Fund reduces the Fund’s NAVs on the date paid by the amount of the dividend or distribution per share. Accordingly, a dividend or distribution paid shortly after a purchase of shares by a shareholder will generally be taxable, even if it effectively represents a partial return of the shareholder’s capital.

Dividends and other distributions will be made in the form of additional shares of the Fund unless the shareholder has otherwise indicated. Investors have the right to change their elections with respect to the reinvestment of dividends and distributions by notifying the transfer agent in writing, but any such change will be effective only as to dividends and other distributions for which the record date is seven or more business days after the transfer agent has received the written request.

The Fund’s investments in partnerships, if any, including in qualified publicly traded partnerships, may result in that Fund being subject to state, local or foreign income, franchise or withholding tax liabilities.

GENERAL INFORMATION

Investment Managers Series Trust II is an open-end management investment company organized as a Delaware statutory trust under the laws of the State of Delaware on August 20, 2013. The Trust has a number of outstanding series of shares of beneficial interest, each of which represents interests in a separate portfolio of securities.

The Trust’s Declaration of Trust permits the Trustees to create additional series of shares, to issue an unlimited number of full and fractional shares of beneficial interest of each series, including the Fund, and to divide or combine the shares of any series into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in the series. The assets belonging to a series is charged with the liabilities in respect of that series and all expenses, costs, charges and reserves attributable to that series only. Therefore, any creditor of any series may look only to the assets belonging to that series to satisfy the creditor’s debt. Any general liabilities, expenses, costs, charges or reserves of the Trust which are not readily identifiable as pertaining to any particular series are allocated and charged by the Trustees to and among the existing series in the sole discretion of the Trustees. Each share of the Fund represents an interest in the Fund proportionately equal to the interest of each other share. Upon the Fund’s liquidation, all shareholders would share pro rata in the net assets of the Fund available for distribution to shareholders.

The Trust may offer more than one class of shares of any series. Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. With respect to the Fund, the Trust currently offers two classes of shares: Class A and Class I. The Trust has reserved the right to create and issue additional series or classes. Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class.

The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Expenses of the Trust, which are not attributable to a specific series or class, are allocated among all the series in a manner believed by management of the Trust to be fair and equitable. Shares issued do not have pre‑emptive or conversion rights. Shares when issued are fully paid and non‑assessable, except as set forth below. Shareholders are entitled to one vote for each share held. Shares of each series or class generally vote together, except when required under federal securities laws to vote separately on matters that only affect a particular series or class, such as the approval of distribution plans for a particular class.

The Trust is not required to hold annual meetings of shareholders but will hold special meetings of shareholders of a series or class when, in the judgment of the Board, it is necessary or desirable to submit matters for a shareholder vote. Shareholders have, under certain circumstances, the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more trustees. Shareholders also have, in certain circumstances, the right to remove one or more trustees without a meeting. No material amendment may be made to the Trust’s Declaration of Trust without the affirmative vote of the holders of a majority of the outstanding shares of each portfolio affected by the amendment.

The Trust’s Declaration of Trust provides that, at any meeting of shareholders of the Trust or of any series or class, a shareholder servicing agent may vote any shares as to which such shareholder servicing agent is the agent of record for shareholders who are not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares of that portfolio otherwise represented at the meeting in person or by proxy as to which such shareholder servicing agent is the agent of record. Any shares so voted by a shareholder servicing agent will be deemed represented at the meeting for purposes of quorum requirements. Any series or class may be terminated (i) upon the merger or consolidation with, or the sale or disposition of all or substantially all of its assets to, another entity, if approved by the vote of the holders of two‑thirds of its outstanding shares, except that if the Board recommends such merger, consolidation or sale or disposition of assets, the approval by vote of the holders of a majority of the series’ or class’ outstanding shares will be sufficient, or (ii) by the vote of the holders of a majority of its outstanding shares, or (iii) by the Board by written notice to the series’ or class’ shareholders. Unless each series and class is so terminated, the Trust will continue indefinitely.

Shareholders may send communications to the Board. Shareholders should send communications intended for the Board by addressing the communications to the Board, in care of the Secretary of the Trust and sending the communication to 2220 E. Route 66, Suite 226, Glendora, California 91740. A shareholder communication must (i) be in writing and be signed by the shareholder, (ii) provide contact information for the shareholder, (iii) identify the Fund to which it relates, and (iv) identify the class and number of shares held by the shareholder. The Secretary of the Trust may, in good faith, determine that a shareholder communication should not be provided to the Board because it does not reasonably relate to the Trust or its operations, management, activities, policies, service providers, Board, officers, shareholders or other matters relating to an investment in the Fund or is otherwise immaterial in nature. Other shareholder communications received by the Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management's discretion based on the matters contained therein.

The Declaration of Trust provides that no Trustee or officer of the Trust shall be subject to any personal liability in connection with the assets or affairs of the Trust or any of its series except for losses in connection with his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. The Trust has also entered into an indemnification agreement with each Trustee which provides that the Trust shall advance expenses and indemnify and hold harmless the Trustee in certain circumstances against any expenses incurred by the Trustee in any proceeding arising out of or in connection with the Trustee's service to the Trust, to the maximum extent permitted by the Delaware Statutory Trust Act, the Securities Act and the 1940 Act, and which provides for certain procedures in connection with such advancement of expenses and indemnification.

The Trust’s Declaration of Trust also provides that the Trust shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, trustees, officers, employees and agents covering possible tort and other liabilities.

The Declaration of Trust does not require the issuance of stock certificates. If stock certificates are issued, they must be returned by the registered owners prior to the transfer or redemption of shares represented by such certificates.

Rule 18f-2 under the 1940 Act provides that as to any investment company which has two or more series outstanding and as to any matter required to be submitted to shareholder vote, such matter is not deemed to have been effectively acted upon unless approved by the holders of a “majority” (as defined in the rule) of the voting securities of each series affected by the matter. Such separate voting requirements do not apply to the election of Trustees or the ratification of the selection of accountants. The Rule contains special provisions for cases in which an advisory contract is approved by one or more, but not all, series. A change in investment policy may go into effect as to one or more series whose holders so approve the change even though the required vote is not obtained as to the holders of other affected series.

The Trust, the Advisor and each Sub-Advisor have adopted Codes of Ethics under Rule 17j‑1 of the 1940 Act. These codes of ethics permit, subject to certain conditions, personnel of each of those entities to invest in securities that may be purchased or held by the Fund.

FINANCIAL STATEMENTS

The Trust’s independent registered public accounting firm, Tait, Weller & Baker LLP audits and reports on the Fund’s annual financial statements. The financial statements include the “Schedule of Investments”, “Statement of Assets and Liabilities”, “Statement of Operations”, “Statements of Changes in Net Assets”, “Financial Highlights” and “Notes to Financial Statements”. The Fund has adopted the financial statements of the Predecessor Fund. Those financial statements were audited by the Predecessor Fund’s registered public accounting firm.

APPENDIX A
 DESCRIPTION OF SECURITIES RATINGS

Corporate Bonds (Including Convertible Bonds)

Moody’s

Aaa Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B Obligations rated B are considered speculative and are subject to high credit risk.

Caa Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery.

C Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

S&P

AAA An obligation rated AAA has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Note Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC An obligation rated CC is currently highly vulnerable to nonpayment.

C The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Note Plus (+) or minus (-). The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories. The “r” symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns, which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk-such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

Preferred Stock

Moody’s

Aaa An issue that is rated “Aaa” is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

Aa An issue that is rated “Aa” is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

A An issue that is rated “A” is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the “Aaa” and “Aa” classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

Baa An issue that is rated “Baa” is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

Ba An issue that is rated “Ba” is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

B An issue that is rated “B” generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

Caa An issue that is rated “Caa” is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

Ca An issue that is rated “Ca” is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

C This is the lowest rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.
Note Moody’s applies numerical modifiers 1, 2, and 3 in each rating classification: the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

S&P

AAA This is the highest rating that may be assigned by Standard & Poor’s to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

AA A preferred stock issue rated AA also qualifies as a high-quality, fixed-income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

A An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

BBB, CCC Preferred stock rated BB, B, and CCC is regarded, on balance, as predominantly speculative with respect to the issuer’s capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CC The rating CC is reserved for a preferred stock issue that is in arrears on dividends or sinking fund payments, but that is currently paying.

C A preferred stock rated C is a nonpaying issue.

D A preferred stock rated D is a nonpaying issue with the issuer in default on debt instruments.

N.R. This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular type of obligation as a matter of policy.

Note Plus (+) or minus (-). To provide more detailed indications of preferred stock quality, ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Short Term Ratings

Moody’s
Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Prime-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

•	Leading market positions in well-established industries.

•	High rates of return on funds employed.

•	Conservative capitalization structure with moderate reliance on debt and ample asset protection.

•	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

•	Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime Issuers rated Not Prime do not fall within any of the Prime rating categories.

S&P

A-1 A short-term obligation rated A-1 is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2 A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3 A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

C A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

APPENDIX “B”
PROXY VOTING POLICIES AND GUIDELINES

Vivaldi Asset Management, LLC
PROXY POLICY AND PROCEDURE

INTRODUCTION

Vivaldi Asset Management, LLC (“Vivaldi”) acts as either the advisor or sub-advisor to a number of registered investment companies (the “Funds”). In accord with Rule 206(4)-6 of the Investment Advisers Act of 1940, as amended, Vivaldi has adopted the following policies and procedures to provide information on Vivaldi’s proxy policy generally as well as on procedures for each of the Funds specifically (the “Proxy Policy and Procedure”). These policies and procedures apply only to Vivaldi. Investment managers engaged as sub-advisors for one of the Funds are required to vote proxies in accord with their own policies and procedures and any applicable management agreements.

GENERAL GUIDELINES

Vivaldi’s Proxy Policy and Procedure is designed to ensure that proxies are voted in a manner (i) reasonably believed to be in the best interests of the Funds and their shareholders1 and (ii) not affected by any material conflict of interest. Vivaldi considers shareholders’ best economic interests over the long term (i.e. addresses the common interest of all shareholders over time). Although shareholders may have differing political or social interests or values, their economic interest is generally uniform.

Vivaldi has adopted voting guidelines to assist in making voting decisions on common issues. The guidelines are designed to address those securities in which the Funds generally invest and may be revised in Vivaldi’s discretion. Any non-routine matters not addressed by the proxy voting guidelines are addressed on a case-by-case basis, taking into account all relevant facts and circumstances at the time of the vote, particularly where such matters have a potential for major economic impact on the issuer’s structure or operations. In making voting determinations, Vivaldi typically will rely on the individual portfolio managers who invest in and track particular companies as they are the most knowledgeable about, and best suited to make decisions regarding, particular proxy matters. In addition, Vivaldi may conduct research internally and/or use the resources of an independent research consultant. Vivaldi may also consider other materials such as studies of corporate governance and/or analyses of shareholder and management proposals by a certain sector of companies and may engage in dialogue with an issuer’s management.

Vivaldi acknowledges its responsibility to identify material conflicts of interest related to voting proxies. Vivaldi’s employees are required to disclose to the Chief Compliance Officer any personal conflicts, such as officer or director positions held by them, their spouses or close relatives, in any publicly traded company. Conflicts based on business relationships with Vivaldi, any affiliate or any person associated with Vivaldi will be considered only to the extent that Vivaldi has actual knowledge of such relationships. Vivaldi then takes appropriate steps to address identified conflicts. Typically, in those instances when a proxy vote may present a conflict between the interests of the Fund, on the one hand, and Vivaldi’s interests or the interests of a person affiliated with Vivaldi on the other, Vivaldi will abstain from making a voting decision and will document the decision and reasoning for doing so.

In some cases, the cost of voting a proxy may outweigh the expected benefits. For example, casting a vote on a foreign security may involve additional costs such as hiring a translator or traveling to the foreign country to vote the security in person. Vivaldi may abstain from voting a proxy if the effect on shareholders’ economic interests or the value of the portfolio holding is indeterminable or insignificant.

[1]	Actions taken in accord with the best interests of the Funds and their shareholders are those which align most closely with the Funds’ stated investment objectives and strategies.

In certain cases, securities on loan as part of a securities lending program may not be voted. Nothing in the proxy voting policies shall obligate Vivaldi to exercise voting rights with respect to a portfolio security if it is prohibited by the terms of the security or by applicable law or otherwise.

Vivaldi will not discuss with members of the public how they intend to vote on any particular proxy proposal.

ISS PROXYEDGE

Vivalidi has entered into a contractual relationship with Institutional Shareholder Services Inc. (“ISS”) through which ISS provides certain proxy management services to Vivaldi’s portfolio management teams. Specifically, ISS (i) provides access to the ISS ProxyExchange web-based voting and research platform to access vote recommendations, research reports, execute vote instructions and run reports relevant to Subscriber’s proxy voting environment; (ii) implements and maps Vivaldi’s designated proxy voting policies to applicable accounts and generates vote recommendations based on the application of such policies; and (iii) monitors Vivaldi’s incoming ballots, performs ballot-to-account reconciliations with Vivaldi and its third party providers to help ensure that ISS is receiving all ballots for which Vivaldi has voting rights.

ISS provides two options for how proxy ballots are executed:

1.	Implied Consent: ISS executes ballots on Vivaldi’s behalf based on policy guidelines chosen at the time Vivaldi entered into the relationship with ISS.
2.	Mandatory Signoff: ISS is not permitted to mark or process any ballot on Vivaldi’s behalf without first receiving Vivaldi’s specific voting instructions via ProxyExchange.

Vivaldi has opted for Option 1. Implied Consent and in so doing has chosen to allow ISS to vote proxies on its behalf “with management’s recommendations.” Vivaldi has the option however to change its vote from the “with management’s recommendations” default at any point prior to the voting deadline if the portfolio managers following the subject company determine it is in the best interests of the Funds and their shareholders to do so. In those instances when the subject company’s management has not provided a voting recommendation, Vivaldi will either vote based on its own determination of what would align most closely with the best interests of the Funds and their shareholders or will opt to allow ISS to submit an “abstain” vote on its behalf. In addition, in those limited instances when share blocking2 may apply, Vivaldi has instructed ISS not to cast a vote on Vivaldi’s behalf unless Vivaldi provides specific instructions via ProxyExchange.

FUND-SPECIFIC POLICIES AND PROCEDURES

Infinity Core Alternative Fund (“ICAF”)

ICAF is a “fund of funds” that invests primarily in general or limited partnerships, funds, corporations, trusts or other investment vehicles (collectively, “Investment Funds”). While it is unlikely that ICAF will receive notices or proxies from Investment Funds (or in connection with any other portfolio securities), to the extent that ICAF does receive such notices or proxies and ICAF has voting interests in such Investment Funds, the responsibility for decisions regarding proxy voting for securities held by ICAF lies with Vivaldi as ICAF’s advisor. Vivaldi will vote such proxies in accordance with the proxy policies and procedures noted above.

[2]
Proxy voting in certain countries requires share blocking.  Shareholders wishing to vote their proxies must deposit their shares shortly before the meeting date with a designated depositary.  During this blocking period, any shares held by the designated depositary cannot be sold until the meeting has taken place and the shares have been returned to Vivaldi’s custodian banks.  Vivaldi generally opts not to participate in share blocking proxies given these restrictions on their ability to trade.

ICAF will be required to file Form N-PX with its complete proxy voting record for the twelve months ended June 30th, no later than August 31st of each year. The Fund’s Form N PX filing will be available: (i) without charge, upon request, by calling 1.877.779.1999 or (ii) by visiting the SEC’s website at www.sec.gov.

All Other Funds

With the exception of the Vivaldi Merger Arbitrage Fund, the Funds for which Vivaldi is presently either an advisor or a sub-advisor are managed by multiple internal and external portfolio management teams. As is noted above, the policies and procedures outlined within this Proxy Policy and Procedure apply to those securities being held in that portion of the Funds’ portfolios managed by a Vivaldi portfolio manager only.

Each Fund will be required to file Form N-PX annually, with its complete proxy voting record for the twelve months immediately prior to the Fund’s year-end, no later than sixty (60) days following the Fund’s year-end. The Fund’s Form N-PX filing will be available: (i) without charge, upon request, from the Fund’s administrator or (ii) by visiting the SEC’s website at www.sec.gov.

CRESCAT PORTFOLIO MANAGEMENT, LLC
Proxy Voting Policy

CPM, as a matter of policy and as a fiduciary to our clients will vote company proxies when requested and authorized to do so. If we have authority to vote a client's proxies, we vote in the best interest of the client.

Background

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised.

Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser's interests and those of its clients; (b) to disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) to describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser's proxy voting activities when the adviser does have proxy voting authority.

Staff Legal Bulletin No. 20 was jointly published by the SEC's Division of Investment Management and Division of Corporation Finance on June 30, 2014. The Division of Investment Management provided guidance about investment advisers' responsibilities in voting client proxies and retaining proxy advisory firms, while the Division of Corporation Finance addressed the availability and requirements of two exemptions to the federal proxy rules that are often relied upon by proxy advisory firms.

Responsibility

The CCO has the responsibility for the implementation and monitoring of our proxy voting policy, practices, disclosures and record keeping, including outlining our voting guidelines in our procedures.

Procedures

Processing Proxy Materials

Per standard policy, CPM will:

•	rely upon the Custodian of each client account to forward all proxies to the beneficial owner of the securities;
•	discard all proxy materials that it receives;

•	does not review or vote any proxies unless requested by a Client;
•	and so advises its Clients.

For clients with whom CPM has agreed to support proxy voting, CPM will vote all proxies or render proxy voting advice for all proxy voting requests received by CPM using the following guidelines:

Voting Guidelines

Under our investment philosophy, CPM generally invests client funds in companies whose managements we believe seek to serve the best interests of their shareholders. Since we have confidence in the managements of the companies in which we invest, we believe that management decisions and recommendations on issues such as proxy voting are likely to be in the shareholders' best interests.

In some cases, if we have decided to sell the shares of a company, whether because of concerns about the company's management or for other reasons, we might abstain from voting proxies issued by that company after we have made the decision to sell.

We may also abstain from voting proxies in other circumstances. We may determine, for example that abstaining is appropriate if voting may be unduly burdensome or expensive or not in the best economic interest of our clients. An example would be when certain foreign proxy issuers impose unreasonable voting or holding requirements.

The procedures apply to all proxy voting matters over which we have voting authority, including changes in corporate governance structures, the adoption or amendment of compensation plans, and matters involving social issues or corporate responsibility.

Conflicts of Interest

In rare cases, there could be the appearance of a potential conflict of interest. Since we routinely vote proxies as recommended by management, no potential conflict of interest could affect our proxy voting.

However, if we knowingly do business with a particular proxy issuer or closely affiliated entity and a material conflict of interest between CPM's interests and our clients' interest may appear to exist, we generally would, in order to avoid any appearance of a conflict of interest, abstain from voting.

Recordkeeping

The CCO shall retain the following proxy records in accordance with the SEC's five-year retention requirement:

•	these policies and procedures and any amendments;

•
each proxy statement that CPM receives; In lieu of keeping proxy statements, CPM relies on the ability to obtain copy of proxy statement from the Commissions Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system.

•	a record of each vote that CPM casts;

•	any document CPM created that was material to making a decision how to vote proxies, or that memorializes that decision including periodic reports to The CCO or proxy committee, if applicable;

•	a copy of each written request from a client for information on how CPM voted such client's proxies, and a copy of any written response.

Disclosure

CPM will provide required disclosures in response to Item 17 of Form ADV Part 2A summarizing this proxy voting policy and procedures, including a statement that clients may request information regarding how CPM voted a client's proxies. CPM's disclosure summary will include a description of how clients may obtain a copy of the firm's proxy voting policies and procedures.

RiverNorth Capital Management, LLC
Proxy Voting Policies and Procedures

Pursuant to the recent adoption by the Securities and Exchange Commission (the “Commission”) of Rule 206(4)-6 (17 CFR 275.206(4)-6) and amendments to Rule 204-2 (17 CFR 275.204-2) under the Investment Advisers Act of 1940 (the “Act”), it is a fraudulent, deceptive, or manipulative act, practice or course of business, within the meaning of Section 206(4) of the Act, for an investment adviser to exercise voting authority with respect to client securities, unless (i) the adviser has adopted and implemented written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interests of its clients, (ii) the adviser describes its proxy voting procedures to its clients and provides copies on request, and (iii) the adviser discloses to clients how they may obtain information on how the adviser voted their proxies.

In its standard investment advisory agreement, RiverNorth Capital Management, LLC (RiverNorth Capital) specifically states that it does not vote proxies unless otherwise directed by the client and the client, including clients governed by ERISA, is responsible for voting any proxies. Therefore, RiverNorth Capital will not vote proxies for these clients. However, RiverNorth Capital will vote proxies on behalf of investment company clients and hedge fund clients ("Funds"). RiverNorth Capital has instructed all custodians, other than Fund custodians, to forward proxies directly to its clients, and if RiverNorth Capital accidentally receives a proxy for any non-Fund client, current or former, the Chief Compliance Officer will promptly forward the proxy to the client. In order to fulfill its responsibilities to Funds, RiverNorth Capital Management, LLC (hereinafter “we” or “our”) has adopted the following policies and procedures for proxy voting with regard to companies in any Fund's investment portfolios.

KEY OBJECTIVES

The key objectives of these policies and procedures recognize that a company’s management is entrusted with the day-to-day operations and longer term strategic planning of the company, subject to the oversight of the company’s board of directors. While “ordinary business matters” are primarily the responsibility of management and should be approved solely by the corporation’s board of directors, these objectives also recognize that the company’s shareholders must have final say over how management and directors are performing, and how shareholders’ rights and ownership interests are handled, especially when matters could have substantial economic implications to the shareholders.

Therefore, we will pay particular attention to the following matters in exercising our proxy voting responsibilities as a fiduciary for our clients:

Accountability. Each company should have effective means in place to hold those entrusted with running a company’s business accountable for their actions. Management of a company should be accountable to its board of directors and the board should be accountable to shareholders.

Alignment of Management and Shareholder Interests. Each company should endeavor to align the interests of management and the board of directors with the interests of the company’s shareholders. For example, we generally believe that compensation should be designed to reward management for doing a good job of creating value for the shareholders of the company.

Transparency. Promotion of timely disclosure of important information about a company’s business operations and financial performance enables investors to evaluate the performance of a company and to make informed decisions about the purchase and sale of a company’s securities.

DECISION METHODS

We generally believe that the individual portfolio managers that invest in and track particular companies are the most knowledgeable and best suited to make decisions with regard to proxy votes. Therefore, we rely on those individuals to make the final decisions on how to cast proxy votes.

No set of proxy voting guidelines can anticipate all situations that may arise. In special cases, we may seek insight from our managers and analysts on how a particular proxy proposal will impact the financial prospects of a company, and vote accordingly.

In some instances, a proxy vote may present a conflict between the interests of a client, on the one hand, and our interests or the interests of a person affiliated with us, on the other. In such a case, we will abstain from making a voting decision and will forward all of the necessary proxy voting materials to the client to enable the client to cast the votes.

Notwithstanding the forgoing, the following policies will apply to investment company shares owned by a Fund. Under Section 12(d) (1) of the Investment Company Act of 1940, as amended, (the “1940 Act”), a fund may only invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the outstanding voting stock of any one investment company or invest more than 10% of its total assets in the securities of other investment companies. However, Section 12(d)(1)(F) of the 1940 Act provides that the provisions of paragraph 12(d)(1) shall not apply to securities purchased or otherwise acquired by a fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding stock of such registered investment company is owned by the fund and all affiliated persons of the fund; and (ii) the fund is not proposing to offer or sell any security issued by it through a principal underwriter or otherwise at a public or offering price which includes a sales load of more than 1½% percent. Therefore, each Fund (or the Adviser acting on behalf of the Fund) must comply with the following voting restrictions unless it is determined that the Fund is not relying on Section 12(d) (1) (F):

•	when the Fund exercises voting rights, by proxy or otherwise, with respect to any investment company owned by the Fund, the Fund will either

o	seek instruction from the Fund’s shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or

o	vote the shares held by the Fund in the same proportion as the vote of all other holders of such security.

PROXY VOTING GUIDELINES

Election of the Board of Directors

We believe that good corporate governance generally starts with a board composed primarily of independent directors, unfettered by significant ties to management, all of whose members are elected annually. We also believe that turnover in board composition promotes independent board action; fresh approaches to governance, and generally has a positive impact on shareholder value. We will generally vote in favor of non-incumbent independent directors.

The election of a company’s board of directors is one of the most fundamental rights held by shareholders. Because a classified board structure prevents shareholders from electing a full slate of directors annually, we will generally support efforts to declassify boards or other measures that permit shareholders to remove a majority of directors at any time, and will generally oppose efforts to adopt classified board structures.

Approval of Independent Auditors

We believe that the relationship between a company and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities that do not raise an appearance of impaired independence.

We will evaluate on a case-by-case basis instances in which the audit firm has a substantial non-audit relationship with a company to determine whether we believe independence has been, or could be, compromised.

Equity-Based Compensation Plans

We believe that appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of shareholders and the interests of directors, management, and employees by providing incentives to increase shareholder value. Conversely, we are opposed to plans that substantially dilute ownership interests in the company, provide participants with excessive awards, or have inherently objectionable structural features.

We will generally support measures intended to increase stock ownership by executives and the use of employee stock purchase plans to increase company stock ownership by employees. These may include:

1.	Requiring senior executives to hold stock in a company.
2.	Requiring stock acquired through option exercise to be held for a certain period of time.

These are guidelines, and we consider other factors, such as the nature of the industry and size of the company, when assessing a plan’s impact on ownership interests.

Corporate Structure

We view the exercise of shareholders’ rights, including the rights to act by written consent, to call special meetings and to remove directors, to be fundamental to good corporate governance.

Because classes of common stock with unequal voting rights limit the rights of certain shareholders, we generally believe that shareholders should have voting power equal to their equity interest in the company and should be able to approve or reject changes to a company’s by-laws by a simple majority vote.

We will generally support the ability of shareholders to cumulate their votes for the election of directors.

Shareholder Rights Plans

While we recognize that there are arguments both in favor of and against shareholder rights plans, also known as poison pills, such measures may tend to entrench current management, which we generally consider to have a negative impact on shareholder value. Therefore, while we will evaluate such plans on a case by case basis, we will generally oppose such plans.

CLIENT INFORMATION

A copy of these Proxy Voting Policies and Procedures is available to our clients, without charge, upon request, by calling 1-800-646-0148. We will send a copy of these Proxy Voting Policies and Procedures within three business days of receipt of a request, by first-class mail or other means designed to ensure equally prompt delivery. In addition, we will provide each client, without charge, upon request, information regarding the proxy votes cast by us with regard to the client’s securities.

TESTING PROCEDURES

On a monthly basis, the Chief Compliance Officer or his designee shall obtain periodic affirmations from employees responsible for voting proxies that all outstanding proxies for the prior month have been voted. On a periodic basis, the Chief Compliance Officer or his designee shall review a sample of all proxies for compliance with these procedures.

Revised                        2/12/2013
11/7/2014

INVESTMENT MANAGERS SERIES TRUST II
PROXY VOTING POLICIES AND PROCEDURES

Investment Managers Series Trust II (the “Trust”) is registered as an open-end investment company under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust offers multiple series (each a “Fund” and, collectively, the “Funds”). Consistent with its fiduciary duties and pursuant to Rule 30b1-4 under the 1940 Act (the “Proxy Rule”), the Board of Trustees of the Trust (the “Board”) has adopted this proxy voting policy on behalf of the Trust (the “Policy”) to reflect its commitment to ensure that proxies are voted in a manner consistent with the best interests of the Funds’ shareholders.

Delegation of Proxy Voting Authority to Fund Advisors

The Board believes that the investment advisor of each Fund (each an “Advisor” and, collectively, the “Advisors”), as the entity that selects the individual securities that comprise its Fund’s portfolio, is the most knowledgeable and best-suited to make decisions on how to vote proxies of portfolio companies held by that Fund. The Trust shall therefore defer to, and rely on, the Advisor of each Fund to make decisions on how to cast proxy votes on behalf of such Fund.

The Trust hereby designates the Advisor of each Fund as the entity responsible for exercising proxy voting authority with regard to securities held in the Fund’s investment portfolio. Consistent with its duties under this Policy, each Advisor shall monitor and review corporate transactions of corporations in which the Fund has invested, obtain all information sufficient to allow an informed vote on all proxy solicitations, ensure that all proxy votes are cast in a timely fashion, and maintain all records required to be maintained by the Fund under the Proxy Rule and the 1940 Act. Each Advisor shall perform these duties in accordance with the Advisor’s proxy voting policy, a copy of which shall be presented to this Board for its review. Each Advisor shall promptly provide to the Board updates to its proxy voting policy as they are adopted and implemented.

Availability of Proxy Voting Policy and Records Available to Fund Shareholders

If a Fund or an Advisor has a web site, a copy of the Advisor’s proxy voting policy and this Policy may be posted on such website. A copy of such policies and of each Fund’s proxy voting record shall also be made available, without charge, upon request of any shareholder of the Fund, by calling the applicable Fund’s toll-free telephone number as printed in the Fund’s prospectus. The Trust’s administrator shall reply to any Fund shareholder request within three business days of receipt of the request, by first-class mail or other means designed to ensure equally prompt delivery.

Each Advisor shall provide a complete voting record, as required by the Proxy Rule, for each series of the Trust for which it acts as advisor, to the Trust’s co-administrator within 15 days following the end of each calendar quarter. The Trust’s co-administrator, MFAC will file a report based on such record on Form N-PX on an annual basis with the Securities and Exchange Commission no later than August 31st of each year.

PART C

Item 15.	Indemnification

Pursuant to Del. Code Ann. Title 12 Section 3817, a Delaware statutory trust may provide in its governing instrument for the indemnification of its officers and Trustees from and against any and all claims and demands whatsoever.

Reference is made to Article 8, Section 8.4 of the Registrant's Agreement and Declaration of Trust, which provides:

Subject to the limitations, if applicable, hereinafter set forth in this Section 8.4, the Trust shall indemnify (from the assets of the Series or Series to which the conduct in question relates) each of its Trustees, officers, employees and agents (including Persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (hereinafter, together with such Person's heirs, executors, administrators or personal representative, referred to as a "Covered Person")) against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such Covered Person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, except with respect to any matter as to which it has been determined that such Covered Person (i) did not act in good faith in the reasonable belief that such Covered Person's action was in or not opposed to the best interests of the Trust; (ii) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office (iii) for a criminal proceeding, had reasonable cause to believe that his conduct was unlawful (the conduct described in (i), (ii) and (iii) being referred to hereafter as "Disabling Conduct"). A determination that the Covered Person is entitled to indemnification may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Covered Person to be indemnified was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative proceeding against a Covered Person for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, that the indemnity was not liable by reason of Disabling Conduct by (a) a vote of a majority of a quorum of Trustees who are neither "interested persons" of the Trust as defined in Section 2(a)(19) of the 1940 Act nor parties to the proceeding (the "Disinterested Trustees"), or (b) an independent legal counsel in a written opinion. Expenses, including accountants' and counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by one or more Series to which the conduct in question related in advance of the final disposition of any such action, suit or proceeding; provided that the Covered Person shall have undertaken to repay the amounts so paid to such Series if it is ultimately determined that indemnification of such expenses is not authorized under this Article 8 and (i) the Covered Person shall have provided security for such undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the disinterested Trustees, or an independent legal counsel in a written opinion, shall have determined, based on a review of readily available facts (as opposed to a full trial type inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

The Registrant has also entered into Indemnification Agreements with each of its trustees which provide that the Registrant shall advance expenses and indemnify and hold harmless each trustee in certain circumstances against any expenses incurred by a trustee in any proceeding arising out of or in connection with the trustee's service to the Registrant, to the maximum extent permitted by the Delaware Statutory Trust Act, the Securities Act of 1933 and the Investment Company Act of 1940, and which provide for certain procedures in connection with such advancement of expenses and indemnification.

Pursuant to the Distribution Agreement between the Trust and IMST Distributors, LLC (the “Distributor”), the Trust has agreed to indemnify, defend and hold the Distributor, and each of its present or former directors, members, officers, employees, representatives and any person who controls or previously controlled the Distributor within the meaning of Section 15 of the 1933 Act (“Distributor Indemnitees”), free and harmless (a) from and against any and all losses, claims, demands, liabilities, damages, charges, payments, costs and expenses (including the costs of investigating or defending any alleged losses, claims, demands, liabilities, damages, charges, payments, costs or expenses and any counsel fees incurred in connection therewith) of any and every nature (“Losses”) which Distributor and/or each of the Distributor Indemnitees may incur under the 1933 Act, the 1934 Act, any other statute (including Blue Sky laws) or any rule or regulation thereunder, or under common law or otherwise, arising out of or based upon any untrue statement, or alleged untrue statement, of a material fact contained in the registration statement or any prospectus, an annual or interim report to shareholders or sales literature, or any amendments or supplements thereto, or arising out of or based upon any omission, or alleged omission, to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the Trust’s obligation to indemnify Distributor and any of the Distributor Indemnitees shall not be deemed to cover any Losses arising out of any untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with information relating to the Distributor and furnished to the Trust or its counsel by Distributor in writing for the purpose of, and used in, the preparation thereof; (b) from and against any and all Losses which Distributor and/or each of the Distributor Indemnitees may incur in connection with this Agreement or the Distributor’s performance hereunder, except to the extent the Losses result from the Distributor’s willful misfeasance, bad faith or negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement, (c) from and against any and all Losses which Distributor and/or each of the Distributor Indemnitees may incur resulting from the actions or inactions of any prior service provider to the Trust or any Funds in existence prior to, and added to Schedule A after, the date of this Agreement, or (d) from and against any and all Losses which Distributor and/or each of the Distributor Indemnitees may incur when acting in accordance with instructions from the Trust or its representatives; and provided further that to the extent this agreement of indemnity may require indemnity of any Distributor Indemnitee who is also a trustee or officer of the Trust, no such indemnity shall inure to the benefit of such trustee or officer if to do so would be against public policy as expressed in the 1933 Act or the 1940 Act.

Item 16.	Exhibits

1)	Charter Documents:

a.	Certificate of Trust (1)

b.	Agreement and Declaration of Trust (1)

2)	By-Laws:

a.	Amended By-Laws of Registrant (5)

3)	Not applicable.

4)	Agreement and Plan of Reorganization:

a.	Form of Agreement and Plan of Reorganization (2)

5)	Instruments Defining Rights of Security Holders is incorporated by reference to Registrant’s Agreement and Declaration of Trust and By-Laws.

6)	Investment Management Agreements:

a.	Form of Investment Advisory Agreement between the Registrant and Vivaldi Asset Management, LLC(6)

b.	Form of Sub-Advisory Agreement between Vivaldi Asset Management, LLC and Crescat Portfolio Management, LLC(6)

c.	Form of Sub-Advisory Agreement between Vivaldi Asset Management, LLC and RiverNorth Capital Management, LLC(6)

7)	Distribution Agreements:

a.	Distribution Agreement. (3)
(1)	Form of Revised Exhibit A to the Distribution Agreement(6)

8)	Not applicable

9)	Custody Agreements:

a.	Custody Agreement (3)

10)	Distribution Plan and Rule 18f-3 Plan:

a.	Form of Multiple Class (Rule 18f-3) Plan(6)

b.	Form of Distribution (Rule 12b-1) Plan(6)

11)	Opinion of Counsel:

a.	Opinion and consent of counsel as to the legality of the securities being registered(6)

12)	Form of opinion as to tax matters and consent(6)

13)	Other Material Contracts:

a.	Transfer Agency Agreement (3)
(1)	Amended and Restated Schedule B to the Transfer Agency Agreement (4)

b.	Fund Accounting Agreement (3)

c.	Co-Administration Agreement (3)

d.	Form of Operating Expense Agreement(6)

d.	Shareholder Service Plan(6)

e.

14)	Other Opinions:

a.	Consent of Independent Registered Certified Public Accounting Firm – is filed herewith

15)	Not applicable

16)	Powers of Attorney:

a.	Powers of Attorney(6)

17)	Additional Exhibits:

a.	Form of Proxy Card – is filed herewith.

All Exhibits filed previously are herein incorporated by reference as follows:
(1)	Previously filed in Registrant’s Registration Statement on Form N-1a filed with the Commission on September 30, 2013.
(2)	Previously filed as Appendix A to Part A of Registrant’s Registration Statement on Form N-14 filed with the Commission on August 12, 2016.
(3)	Previously filed in Registrant’s Pre-Effective Amendment No. 1 filed with the Commission on November 15, 2013.
(4)	Previously filed in Registrant’s Post-Effective Amendment No. 8 filed with the Commission on October 17, 2014.
(5)	Previously filed in Registrant’s Post-Effective Amendment No. 92 filed with the Commission on August 12, 2016.
(6)	Previously filed in Registrant’s Registration Statement on Form N-14 filed with the Commission on August 12, 2016.

Item 17.	Undertakings

1.
The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of the registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

2.
The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

3.
The undersigned registrant undertakes to promptly file an opinion of counsel supporting the tax consequences to shareholders discussed in the combined proxy statement and prospectus in a post-effective amendment to this Registration Statement upon the closing of the reorganization.

SIGNATURES

As required by the Securities Act of 1933, this registration statement has been signed on behalf of the Registrant, duly authorized, in the City of Milwaukee, and State of Wisconsin, on the 20th day of October, 2016.

INVESTMENT MANAGERS SERIES TRUST

By:	/s/ Terrance Gallagher
Terrance Gallagher, President

As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date
†
Thomas Knipper		Trustee	October 20, 2016
†
Kathleen K. Shkuda		Trustee	October 20, 2016
†
Larry D. Tashjian		Trustee	October 20, 2016
†
John P. Zader		Trustee	October 20, 2016
†
Eric M. Banhazl /s/ Terrance Gallagher		Trustee	October 20, 2016
Terrance Gallagher		President	October 20, 2016
/s/ Rita Dam
Rita Dam		Treasurer	October 20, 2016

† By	/s/ Rita Dam
Attorney-in-fact, pursuant to power of attorney.

Exhibit Index

1.	Consent of Tait Weller & Baker LLP
2.	Form of Proxy Card